As filed with the Securities and Exchange Commission on February 23, 2000

1933 Act Registration No. 33-17619
1940 Act Registration No. 811-5349

================================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                 ____________

                                   Form N-1A

                       REGISTRATION STATEMENT UNDER THE
                         SECURITIES ACT OF 1933 ( X )

                     Post-Effective Amendment No. 62( X )

                                    and/or

                       REGISTRATION STATEMENT UNDER THE
                     INVESTMENT COMPANY ACT OF 1940 ( X )

                             Amendment No. 64( X )

                       (Check appropriate box or boxes)
                                  __________

                              GOLDMAN SACHS TRUST
              (Exact name of registrant as specified in charter)

                               4900 Sears Tower
                         Chicago, Illinois 60606-6303
                   (Address of principal executive offices)

                        Registrant's Telephone Number,
                       including Area Code 312-655-4400
                                 ____________

Michael J. Richman, Esq.                             Copies to:
Goldman, Sachs & Co.                                 Jeffrey A. Dalke, Esq.
85 Broad Street - 12th Floor                         Drinker Biddle & Reath LLP
New York, New York 10004                             One Logan Square
                                                     18/th/ and Cherry Streets
(Name and address of agent for service)              Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)

( )  Immediately upon filing pursuant to paragraph (b)
(X)  On March 1, 2000 pursuant to paragraph (b)
( )  60 days after filing pursuant to paragraph (a)(1)
( )  On (date) pursuant to paragraph (a)(1)
( )  75 days after filing pursuant to paragraph (a)(2)
( )  On (date) pursuant to paragraph (a)(2) of rule 485.

  Prospectus

Class A, B
and C Shares

March 1, 2000


  GOLDMAN SACHS FIXED INCOME FUNDS

 .Goldman Sachs
 Adjustable Rate
 Government
 Fund

 .Goldman Sachs Short
 Duration Government Fund

 .Goldman Sachs Short
 Duration Tax-
 Free Fund

 .Goldman Sachs
 Government Income Fund

 .Goldman Sachs
 Municipal Income Fund

 .Goldman Sachs Core
 Fixed Income Fund

 .Goldman Sachs
 Global Income Fund

 .Goldman Sachs
 High Yield Municipal
 Fund

 .Goldman Sachs
 High Yield Fund

  THE SECURITIES AND EXCHANGE COMMISSION
  HAS NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO
  THE CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY
  OTHER GOVERNMENT AGENCY. AN INVESTMENT IN
  A FUND INVOLVES INVESTMENT RISKS,
  INCLUDING POSSIBLE LOSS OF PRINCIPAL.


[LOGO OF GOLDMAN SACHS]

   NOT FDIC-INSURED              May Lose Value    No Bank Guarantee

General Investment Management Approach

 Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, High Yield Municipal and High Yield Funds. Goldman Sachs Funds Man-agement, L.P. serves as investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management Interna-tional serves as investment adviser to the Global Income Fund. Goldman Sachs Asset Management, Goldman Sachs Funds Management, L.P., and Goldman Sachs Asset Management International are each referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Fixed Income Investing Philosophy:
 Active Management Within a Risk-Managed Framework
 The Investment Adviser employs a disciplined, multi-step process to evaluate potential investments:
 1. Sector Allocation--The Investment Adviser assesses the relative value of different investment sectors (such as U.S. corporate, asset-backed and mort-gage-backed securities) to create investment strategies that meet each Fund's objectives.
 2. Security Selection--In selecting securities for each Fund, the Investment Adviser draws on the extensive resources of Goldman Sachs, including fixed-income research professionals.
 3. Yield Curve Strategies--The Investment Adviser adjusts the term structure of the Funds based on its expectations of changes in the shape of the yield curve while closely controlling the overall duration of the Fund.

 The Investment Adviser de-emphasizes interest rate predictions as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

 With every fixed-income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs' extensive research capabilities.

--------------------------------------------------------------------------------

 Each of the Funds described in this Prospectus has a target duration. A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless other-wise noted.

 Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one nationally recognized statistical rating organization ("NRSRO") even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are deter-mined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund's minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. This is so even if the downgrade causes the aver-age credit quality of the Fund to be lower than that stated in the Prospec-tus. Furthermore, during this period, the Investment Adviser will only buy securities at or above the Fund's average rating requirement. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

Fund Investment Objectives and Strategies

 Goldman Sachs Adjustable Rate Government Fund

        FUND FACTS
--------------------------------------------------------------------------------

   Duration (under Target = Six-Month to One-Year U.S. Treasury Security normal interest Maximum = 2 years rate conditions):

 Expected Approxi-  9-month U.S. Treasury bill
     mate Interest
 Rate Sensitivity:

   Credit Quality:  U.S. Government Securities and repurchase agreements col-
                    lateralized by such securities

       Benchmarks:  Six-Month and One-Year U.S. Treasury Security


 INVESTMENT OBJECTIVE


 The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 65% of its total assets in securities issued or guaranteed by the U.S. government, its agen-cies, instrumentalities or sponsored enterprises ("U.S. Government Securi-ties") that are adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securi-ties, including:
 .Fixed rate mortgage pass-through securities
 .Other securities representing an interest in or collateralized by adjust-
  able rate and fixed rate mortgage loans ("Mortgage-Backed Securities") .Repurchase agreements collateralized by U.S. Government Securities

 Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

Goldman Sachs Short Duration Government Fund

         FUND FACTS
--------------------------------------------------------------------------------

    Duration (under   Target = Two-Year U.S. Treasury Security plus or minus
    normal interest   0.5 years
  rate conditions):   Maximum = 3 years

  Expected Approxi-   2-year U.S. Treasury note
 mate Interest Rate
       Sensitivity:

    Credit Quality:   U.S. Government Securities and repurchase agreements
                      collateralized by such securities

         Benchmark:   Two-Year U.S. Treasury Security


 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collater-alized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Short Duration Tax-Free Fund

         FUND FACTS
--------------------------------------------------------------------------------

    Duration (under   Target = Lehman Brothers Three-Year Municipal Bond Index
    normal interest   plus or minus 0.5 years
  rate conditions):   Maximum = 4 years

  Expected Approxi-   3-year municipal bond
 mate Interest Rate
       Sensitivity:

    Credit Quality:   Minimum = BBB or Baa by a NRSRO at the
                      time of purchase, or, if unrated, deter-mined by the Investment Adviser to be of comparable quality

         Benchmark:   Lehman Brothers Three-Year Municipal Bond Index


 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal conditions, at least 80% of its net assets in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof ("Munici-pal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purpos-es), and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund's investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund's net assets. The interest from private activity bonds (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

Goldman Sachs Government Income Fund

         FUND FACTS
--------------------------------------------------------------------------------

    Duration (under   Target = Lehman Brothers Mutual Fund Government/Mortgage
    normal interest   Index plus or minus 1 year
  rate conditions):   Maximum = 6 years

  Expected Approxi-   5-year U.S. Treasury note
 mate Interest Rate
       Sensitivity:

    Credit Quality:   U.S. Government Securities; non-U.S. Government Securi-
                      ties rated AAA or Aaa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality

         Benchmark:   Lehman Brothers Mutual Fund Government/Mortgage Index


 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income, consistent with safety of principal.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collater-alized by such securities. The remainder of the Fund's assets may be invested in non-government securities such as privately issued Mortgage-Backed Securities, asset-backed securities and corporate securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Municipal Income Fund

         FUND FACTS
--------------------------------------------------------------------------------

    Duration (under   Target = Lehman Brothers 15-Year Municipal Bond Index
    normal interest   plus or minus one year
  rate conditions):   Maximum = 12 years

  Expected Approxi-   15-year municipal bond
 mate Interest Rate
       Sensitivity:

    Credit Quality:   Minimum = BBB/Baa at the time of purchase; Weighted
                      Average = AA or Aa
                      Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

         Benchmark:   Lehman Brothers 15-Year Municipal Bond Index


 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular fed-eral income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its net assets in private activity bonds, the interest from which (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

Goldman Sachs Core Fixed Income Fund

         FUND FACTS
--------------------------------------------------------------------------------

    Duration (under   Target = Lehman Brothers Aggregate Bond Index plus or
    normal interest   minus one year
  rate conditions):   Maximum = 6 years

  Expected Approxi-   5-year U.S. Treasury note
 mate Interest Rate
       Sensitivity:

    Credit Quality:   Minimum = BBB or Baa; Minimum for non-U.S. dollar denom-
                      inated securities = AA or Aa
                      Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

         Benchmark:   Lehman Brothers Aggregate Bond Index


 INVESTMENT OBJECTIVE


 The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities and asset-backed secu-rities. The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. The Fund's investments in non-U.S. dollar denom-inated obligations will not exceed 25% of its total assets at the time of investment, of which 10% may be invested in obligations of issuers in coun-tries with emerging markets or economies ("emerging countries"). In pursuing its investment objective, the Fund uses the Index as its performance bench-mark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Global
Income Fund

         FUND FACTS
--------------------------------------------------------------------------------

    Duration (under   Target = J.P. Morgan Global Government Bond Index
    normal interest   (hedged) plus or minus 2.5 years
  rate conditions):   Maximum = 7.5 years

  Expected Approxi-   6-year government bond
 mate Interest Rate
       Sensitivity:

    Credit Quality:   Minimum = BBB or Baa at time of purchase; at least 50%
                      of total assets = AAA or Aaa
                      Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

         Benchmark:   J.P. Morgan Global Government Bond Index (hedged)


 INVESTMENT OBJECTIVE


 The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests primarily in a portfolio of high quality fixed-income secu-rities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will:
 .Have at least 30% of its total assets, after considering the effect of cur-
  rency positions, denominated in U.S. dollars
 .Invest in securities of issuers in at least three countries
 .Seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations

 The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund's total assets will be invested in securities of issuers in any other

Goldman Sachs Global Income Fund continued

 single foreign country. The Fund may also invest up to 10% of its total assets in issuers in emerging countries.

 The fixed-income securities in which the Fund may invest include:
 .U.S. Government Securities and custodial receipts therefor
 .Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities
 .Corporate debt securities
 .Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion
 .Commercial paper
 .Mortgage-Backed Securities and asset-backed securities

 The Global Income Fund is "non-diversified" under the Investment Company Act of 1940 (the "Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds. Therefore, the Global Income Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs High Yield Municipal Fund

         FUND FACTS
--------------------------------------------------------------------------------

    Duration (under   Target = Lehman Brothers Municipal Bond Index plus or
    normal interest   minus 2 years
  rate conditions):   Maximum = 12 years

  Expected Approxi-   15-20-year municipal bond
 mate Interest Rate
       Sensitivity:

    Credit Quality:   At least 65% of total assets = BB or Ba or lower at the
                      time of investment or, if unrated, determined by the Investment Adviser to be of comparable quality

        Benchmarks:   Lehman Brothers Municipal Bond Index and Lehman Brothers
                      High Yield Municipal Bond Index


 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital apprecia-tion.

 PRINCIPAL INVESTMENT STRATEGIES

 The Fund invests, under normal circumstances, at least 65% of its total assets in high-yield Municipal Securities that, at the time of investment, are non-investment grade securities. Non-investment grade securities are securities rated BB, Ba or below by a NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable quality. Moreover, under normal circumstances, the Fund may invest up to 35% of its total assets in invest-ment grade fixed-income securities.

 In pursuing its principal investment strategy, the Investment Adviser will assess the relative value in the Municipal Securities market from both a credit and yield curve perspective. Tax-exempt securities offering the high current income sought by the Fund are ordinarily in the medium and lower rating categories of NRSROs (BB/Ba or lower).

 Under normal circumstances, the Fund invests at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular fed-eral income tax (i.e., excluded from gross income for federal income tax purposes).

Goldman Sachs High Yield Municipal Fund continued

 The Fund may invest up to 100% of its net assets in private activity bonds, the interest from which (including the Fund's distributions of such inter-est) may be a preference item for purposes of the federal alternative mini-mum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

 Recognizing that the high-yield municipal market may consist of a limited number of attractive investment opportunities at any one time, the Invest-ment Adviser may temporarily close the Fund to new investors in circum-stances where it believes that a sufficient quantity of appropriate high-yield Municipal Securities are not available in the market place. This determination will not preclude existing shareholders from purchasing or redeeming Fund shares.

 The High Yield Municipal Fund is "non-diversified" under the Act, and may invest more of its assets in fewer issuers than "diversified" mutual funds. Therefore, the High Yield Municipal Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

 Non-investment grade fixed-income securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with simi-lar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
High Yield Fund

         FUND FACTS
--------------------------------------------------------------------------------

    Duration (under   Target = Lehman Brothers High Yield Bond Index plus or
    normal interest   minus 2.5 years
  rate conditions):   Maximum = 7.5 years

  Expected Approxi-   6-year U.S. Treasury note
 mate Interest Rate
       Sensitivity:

    Credit Quality:   At least 65% of total assets = BB or Ba or lower at the
                      time of investment or, if unrated, determined by the Investment Adviser to be of comparable quality.


         Benchmark:   Lehman Brothers U.S. Corporate High Yield Bond Index

 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES

 The Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed-income securities that, at the time of invest-ment, are non-investment grade securities. Non-investment grade securities are securities rated BB, Ba or below by a NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including:
 .Senior and subordinated corporate debt obligations (such as bonds, deben-
  tures, notes and commercial paper)
 .Convertible and non-convertible corporate debt obligations
 .Loan participations
 .Custodial receipts
 .Municipal Securities
 .Preferred stock

 The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denomi-nated in any currency.

Goldman Sachs High Yield Fund continued


 Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed-income securities, including U.S. Govern-ment Securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund.

 Non-investment grade fixed-income securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with simi-lar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.

 CREDIT QUALITY

 For your information, set forth below is the distribution of ratings for the portfolio securities (including commercial paper and non-convertible bonds) held by the Fund on October 31, 1999, the last day of the Fund's fiscal year:

                                 Percentage of
                                 Fund's assets
 ---------------------------------------------
  AAA/Aaa                              2.3%
  AA/Aa                                  0%
  A                                      0%
  BBB/Baa                              1.5%
  BB/Ba                                9.7%
  B                                   79.3%
  CCC/Caa                              5.6%
  Not rated
   Comparable to A                       0%
   Comparable to BBB/Baa                 0%
   Comparable to BB/Ba or lower          0%
   Comparable to CCC                   1.6%
 ---------------------------------------------
                                     100.0%
 ---------------------------------------------

                      [This page intentionally left blank]

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securi-ties. Numbers in this table show allowable usage only; for actual usage, con-sult the Funds' annual and semi-annual reports. For more information see Appen-dix A.

10  Percent of total assets (italic type)
10  Percent of net assets (roman type)


 .   No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund

                                    Adjustable   Short     Short
                                       Rate     Duration  Duration Government
                                    Government Government Tax-Free   Income
                                       Fund       Fund      Fund      Fund
-----------------------------------------------------------------------------
Investment Practices
Borrowings                            33 1/3     33 1/3    33 1/3    33 1/3
Credit and Interest Rate Swaps*         .          .         .         .
Currency Options and Futures            --         --        --        --
Cross Hedging of Currencies             --         --        --        --
Currency Swaps*                         --         --        --        --
Financial Futures Contracts             .          .         .         .
Forward Foreign Currency Exchange
 Contracts                              --         --        --        --
Interest Rate Floors, Caps and
 Collars                                .          .         .         .
Mortgage Dollar Rolls                   .          .         --        .
Mortgage Swaps*                         .          .         --        .
Options (including Options on
 Futures)                               .          .         .         .
Options on Foreign Currencies           --         --        --        --
Repurchase Agreements                   .          .         .         .
Securities Lending                    33 1/3     33 1/3    33 1/3    33 1/3
Standby Commitments and Tender
 Option Bonds                           --         --        .         --
When-Issued Securities and Forward
 Committments                           .          .         .         .
-----------------------------------------------------------------------------

-- Not permitted
  * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

 ** These Funds may enter into repurchase agreements collateralized by securi-ties issued by foreign governments.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES







Municipal        Core Fixed             Global             High Yield
  Income           Income               Income             Municipal              High Yield
   Fund             Fund                 Fund                 Fund                   Fund
---------------------------------------------------------------------------------------------
  33 1/3           33 1/3               33 1/3               33 1/3                 33 1/3
    .                .                    .                    .                      .
    --               .                    .                    --                     .
    --               .                    .                    --                     .
    --               .                    .                    --                     .
    .                .                    .                    .                      .
    --               .                    .                    --                     .
    .                .                    .                    .                      .
    --               .                    .                    --                     --
    --               .                    .                    --                     .
    .                .                    .                    .                      .
    --               .                    .                    --                     .
    .                .**                  .**                  .                      .**
  33 1/3           33 1/3               33 1/3               33 1/3                 33 1/3
    .                --                   --                   .                      --
    .                .                    .                    .                      .
---------------------------------------------------------------------------------------------

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)


 . No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund

                                      Adjustable   Short     Short
                                         Rate     Duration  Duration Government
                                      Government Government Tax-Free   Income
                                         Fund       Fund      Fund      Fund
-------------------------------------------------------------------------------
Investment Securities
Asset-Backed Securities                   ./1/       ./1/      .         .
Bank Obligations                          --         --        --        .
Convertible Securities                    --         --        .         --
Corporate Debt Obligations and Trust
 Preferred Securities                     --         --        .         .
Emerging Country Securities               --         --        --        --
Foreign Securities/2/                     --         --        --        --
Loan Participations                       --         --        --        --
Mortgage-Backed Securities
Adjustable Rate Mortgage Loans            .          .         --        .
Collateralized Mortgage Obligations       .          .         --        .
Multiple Class Mortgage-Backed
 Securities                               .          .         --        .
Privately Issued Mortgage-Backed
 Securities                               --         --        --        .
Stripped Mortgage-Backed Securities       .          .         --        .
Non-Investment Grade Fixed
 Income Securities                        --         --        --        --
Preferred Stock, Warrants and Rights      --         --        --        --
Structured Securities*                    .          .         .         .
Taxable Municipal Securities              --         --        .         --
Tax-Free Municipal Securities             --         --        80+       .
Temporary Investments                     .          .         ./5/      .
U.S. Government Securities                .          .         .         .
-------------------------------------------------------------------------------

-- Not permitted

 * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
 1 Adjustable Rate Government and Short Duration Government Funds may only invest in asset-backed securities that are issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises.
 2 Includes issuers domiciled in one country and issuing securities denomi-nated in the currency of another.

 3 Of the Funds' investments in foreign securities, 10% of each Fund's total assets in the aggregate may be invested in emerging country securities.

 4 High Yield Municipal and High Yield Funds may invest up to 35% of their respective total assets in investment grade securities under normal condi-tions.
 5 Short-Duration Tax-Free, Municipal Income and High Yield Municipal Funds may invest no more than 20% of their net assets in taxable investments under normal conditions.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES






Municipal        Core Fixed             Global              High Yield
  Income           Income               Income              Municipal              High Yield
   Fund             Fund                 Fund                  Fund                   Fund
--------------------------------------------------------------
    .                .                    .                     .                      .
    --               .                    .                     --                     .
    .                .                    --                    .                      .
    .                .                    .                     .                      .
    --               10/3/                10/3/                 --                     25/7/
    --               25                   25                    --                    ./7/
    --               --                   --                    --                     .
    --               .                    .                     --                     .
    --               .                    .                     --                     .
    --               .                    .                     --                     .
    --               .                    .                     --                     .
    --               .                    .                     --                     .
    --               --                   --                    65+/4/                 65+/4/
    --               --                   --                    --                     .
    .                .                    .                     .                      .
    20               .                    --                    20                     .
    80+              .                    --                    80+                    .
   ./5/              .                    .                  ./5/,/6/                 ./6/
    .                .                    .                     .                      .
--------------------------------------------------------------

 6 High Yield Municipal and High Yield Funds may for this purpose invest in investment grade securities without limit.

 7 The High Yield Fund may invest up to 25% of its total assets in securities not denominated in U.S. dollars and in emerging country securities denomi-nated in any currency.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.

 .Applicable
--Not Applicable

                            Adjustable   Short-    Short-
                               Rate     Duration  Duration Government
                            Government Government Tax-Free   Income
                               Fund       Fund      Fund      Fund
---------------------------------------------------------------------
Interest Rate                   .          .         .         .
Credit/Default                  .          .         .         .
Call                            .          .         .         .
Extension                       .          .         .         .
Derivatives                     .          .         .         .
U.S. Government Securities      .          .         .         .
Market                          .          .         .         .
Management                      .          .         .         .
Liquidity                       .          .         .         .
Non-Diversification             --         --        --        --
Foreign                         --         --        --        --
Emerging Countries              --         --        --        --
Junk Bond                       --         --        --        --
Tax                             --         --        .         --
---------------------------------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS



Municipal        Core Fixed             Global             High Yield
  Income           Income               Income             Municipal              High Yield
   Fund             Fund                 Fund                 Fund                   Fund
--------------------------------------------------------------------------------------------
    .                .                    .                    .                      .
    .                .                    .                    .                      .
    .                .                    .                    .                      .
    .                .                    .                    .                      .
    .                .                    .                    .                      .
    .                .                    .                    .                      .
    .                .                    .                    .                      .
    .                .                    .                    .                      .
    .                .                    .                    .                      .
   --                --                   .                    .                      --
   --                .                    .                    --                     .
   --                .                    .                    --                     .
   --                --                   --                   .                      .
    .                --                   --                   .                      --
--------------------------------------------------------------------------------------------

All Funds:

 .Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

 .Credit/Default Risk--The risk that an issuer or guarantor of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. With respect to the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds, risk of loss from payment default may exist where Municipal Securities are backed by foreign letters of credit or guarantees.
 .Call Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
 .Extension Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.
 .Derivatives Risk--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative investments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
 .U.S. Government Securities Risk--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.
 .Market Risk--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.
 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

 .Liquidity Risk--The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment

                                                    PRINCIPAL RISKS OF THE FUNDS

 categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the "Asset Allocation Portfolios") expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund's net asset value ("NAV").

Specific Funds:

 .Non-Diversification Risk--The Global Income and High Yield Municipal Funds are non-diversified, meaning that each Fund is permitted to invest more of its assets in fewer issuers than "diversified" mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom, as well as in the securities of U.S. issuers. Concentration of the Global Income Fund's investments in such issuers will subject the Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

 .Foreign Risk--The Core Fixed Income, Global Income and High Yield Funds will be subject to risks of loss with respect to their foreign investments that are not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Funds will also be subject to the risk of negative foreign currency rate fluctua-tions. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

 .Emerging Countries Risk--The Core Fixed Income, Global Income and High Yield Funds may invest in emerging countries. The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liq-uid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.

 ."Junk Bond" Risk--The High Yield Municipal and High Yield Funds will invest in non-investment grade fixed-income securities (commonly known as "junk bonds") that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

 .Tax Risk--The Short Duration Tax-Free, Municipal Income and High Yield Munici-pal Funds may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing fed-eral income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securi-ties. This could in turn affect a Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels. Additionally, these Funds would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local income tax consequences of their investments.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED

 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Class A Shares from year to year; and (b) how the average annual returns of a Fund's Class A, B and C Shares* compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and dis-tributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. The average annual total return calculation reflects a maximum initial sales charge of 1.5% for Class A Shares of Adjustable Rate Government Fund; 2.0% for Class A Shares of Short Duration Government and Short Duration Tax-Free Funds; and 4.5% for Class A Shares of Government Income, Municipal Income, Core Fixed Income, Global Income, High Yield Municipal and High Yield Funds; the assumed contingent deferred sales charge ("CDSC") for Class B Shares (2% maximum declining to 0% after three years for the Short Duration Government and Short Duration Tax-Free Funds and 5% maximum declining to 0% after six years for the Gov-ernment Income, Municipal Income, Core Fixed Income, Global Income, High Yield Municipal and High Yield Funds); and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar chart does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limita-tions in effect. If expense limitations were not in place, a Fund's perfor-mance would have been reduced. The High Yield Municipal Fund as of the date of this Prospectus had less than one calendar year's performance, therefore, no performance information is provided in this section.


 * The Adjustable Rate Government Fund does not currently, but may in the future, offer Class B and Class C Shares.

Adjustable Rate Government Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter

 Q2 '97  1.99%

 Worst Quarter

 Q4 '98  0.31%

[GRAPH]
 1996    1997    1998    1999
------  ------  ------  ------
 6.31%   6.11%   3.54%   4.73%
 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999        1 Year 3 Years Since Inception
 -----------------------------------------------------------------------------
  Class A (Inception 5/15/95)
  Including Sales Charges                       3.13%   4.26%       5.01%
  Six-Month U.S. Treasury Security*             4.64%   5.26%       5.40%
  One-Year U.S. Treasury Security*              4.03%   5.29%       5.54%
  Lehman Brothers Mutual Fund Short (1-2) U.S.
   Government Index**                           3.42%   5.45%       5.66%
 -----------------------------------------------------------------------------

 * The Six-Month and One-Year U.S. Treasury Securities, as reported by Merrill Lynch, do not reflect any fees or expenses.
** The Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index, an unmanaged index, does not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Short Duration Government Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter

 Q3 '98  2.92%

 Worst Quarter

 Q4 '98  -0.22%
[GRAPH]
1998    1999
----    -----
5.44%   2.52%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999        1 Year Since Inception
 ---------------------------------------------------------------------
  Class A (Inception 5/1/97)
  Including Sales Charges                        0.47%      4.01%
  Two-Year U.S. Treasury Security*               1.89%      5.04%
  Lehman Brothers Mutual Fund Short (1-3) U.S.
   Government Index**                            2.97%      5.64%
 ---------------------------------------------------------------------
  Class B (Inception 5/1/97)
  Including CDSC                                 0.07%      3.86%
  Two-Year U.S. Treasury Security*               1.89%      5.04%
  Lehman Brothers Mutual Fund Short (1-3) U.S.
   Government Index**                            2.97%      5.64%
 ---------------------------------------------------------------------
  Class C (Inception 8/15/97)
  Including CDSC                                 0.84%      3.49%
  Two-Year U.S. Treasury Security*               1.89%      4.63%
  Lehman Brothers Mutual Fund Short (1-3) U.S.
   Government Index**                            2.97%      5.31%
 ---------------------------------------------------------------------

 * The Two-Year U.S. Treasury Security, as reported by Merrill Lynch, does not reflect any fees or expenses.
** The Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index, an unmanaged index, does not reflect any fees or expenses.

Short Duration Tax-Free Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter

 Q3 '98  1.54%

 Worst Quarter

 Q2 '99  -0.57%

[GRAPH]
 1998   1999
------ ------
 4.18%  0.83%
 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999            1 Year   Since Inception
 ---------------------------------------------------------------------------
  Class A (Inception 5/1/97)
  Including Sales Charges                           (1.21)%       2.81%
  Lehman Brothers Three-Year Municipal Bond Index*   1.97%        4.41%
 ---------------------------------------------------------------------------
  Class B (Inception 5/1/97)
  Including CDSC                                    (1.78)%       2.57%
  Lehman Brothers Three-Year Municipal Bond Index*   1.97%        4.41%
 ---------------------------------------------------------------------------
  Class C (Inception 8/15/97)
  Including CDSC                                    (0.92)%       2.34%
  Lehman Brothers Three-Year Municipal Bond Index*   1.97%        4.00%
 ---------------------------------------------------------------------------

 * The Lehman Brothers Three-Year Municipal Bond Index, an unmanaged index, does not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Government Income Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter

 Q2 '95  5.70%

 Worst Quarter

 Q1 '94  -2.42%

[GRAPH]
 1994    1995    1996    1997    1998   1999
------  ------  ------  ------  ------ ------
-2.06%  17.13%   3.79%   9.32%   7.65% -1.15%
 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1999             1 Year  5 Years Since Inception
 --------------------------------------------------------------
  Class A (Inception 2/10/93)
  Including Sales Charges       (5.59)%  6.20%       5.29%
  Lehman Brothers Mutual Fund
   Government /Mortgage Index*  (0.54)%  7.67%       6.06%
 --------------------------------------------------------------
  Class B (Inception 5/1/96)
  Including CDSC                (6.79)%    N/A       4.23%
  Lehman Brothers Mutual Fund
   Government /Mortgage Index*  (0.54)%    N/A       6.38%
 --------------------------------------------------------------
  Class C (Inception 8/15/97)
  Including CDSC                (2.87)%    N/A       3.65%
  Lehman Brothers Mutual Fund
   Government /Mortgage Index*  (0.54)%    N/A       5.34%
 --------------------------------------------------------------

 * The Lehman Brothers Mutual Fund Government/Mortgage Index, an unmanaged index, does not reflect any fees or expenses.

Municipal Income Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter

 Q1 '95    6.51%

 Worst Quarter

 Q1 '94  -6.18%

[GRAPH]
 1994   1995   1996   1997   1998   1999
------ ------ ------ ------ ------ ------
-6.09% 16.90%  4.53% 10.43%  5.56% -4.97%
 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1999                                 1 Year  5 Years Since Inception
 ---------------------------------------------------------------------
  Class A (Inception 7/20/93)
  Including Sales Charges              (9.23)%  5.27%       3.80%
  Lehman Brothers 15-Year Municipal
   Bond Index*                         (2.50)%  7.62%       5.70%
 ---------------------------------------------------------------------
  Class B (Inception 5/1/96)
  Including CDSC                      (10.40)%    N/A       2.94%
  Lehman Brothers 15-Year Municipal
   Bond Index*                         (2.50)%    N/A       5.80%
 ---------------------------------------------------------------------
  Class C (Inception 8/15/97)
  Including CDSC                       (6.56)%    N/A       1.32%
  Lehman Brothers 15-Year Municipal
   Bond Index*                         (2.50)%    N/A       3.81%
 ---------------------------------------------------------------------

 * The Lehman Brothers 15-Year Municipal Bond Index, an unmanaged index, is a total return performance benchmark for the 15-year maturity, investment-grade tax-exempt bond market. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Core Fixed Income Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter

 Q3 '98 3.98%

 Worst Quarter

 Q2 '99 -1.22%

[GRAPH]
 1998   1999
------ ------
 7.65% -1.33%
 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1999                                   1 Year  Since Inception
 ---------------------------------------------------------------
  Class A (Inception 5/1/97)
  Including Sales Charges                (5.75)%      3.53%
  Lehman Brothers Aggregate Bond Index*  (0.82)%      6.09%
 ---------------------------------------------------------------
  Class B (Inception 5/1/97)
  Including CDSC                         (6.91)%      3.42%
  Lehman Brothers Aggregate Bond Index*  (0.82)%      6.09%
 ---------------------------------------------------------------
  Class C (Inception 8/15/97)
  Including CDSC                         (3.03)%      3.53%
  Lehman Brothers Aggregate Bond Index*  (0.82)%      5.22%
 ---------------------------------------------------------------

 * The Lehman Brothers Aggregate Bond Index represents an unmanaged diversi-fied portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any fees or expenses.

Global Income Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter

 Q3 '98 5.54%

 Worst Quarter

 Q1 '94 -4.35%

[GRAPH]
 1992   1993   1994   1995   1996   1997   1998   1999
------ ------ ------ ------ ------ ------ ------ ------
 7.47% 12.64% -5.27% 17.77%  9.40%  9.63% 10.18% -1.46%
 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December
  31, 1999                        1 Year  5 Years Since Inception
 ----------------------------------------------------------------
  Class A (Inception 8/2/91)
  Including Sales Charges         (5.87)%  7.93%       6.76%
  J.P. Morgan Global Government
   Bond Index (hedged)*             0.72%  9.75%       8.40%
 ----------------------------------------------------------------
  Class B (Inception 5/1/96)
  Including CDSC                  (6.90)%    N/A       5.75%
  J.P. Morgan Global Government
   Bond Index (hedged)*             0.72%    N/A       8.45%
 ----------------------------------------------------------------
  Class C (Inception 8/15/97)
  Including CDSC                  (2.99)%    N/A       5.09%
  J.P. Morgan Global Government
   Bond Index (hedged)*             0.72%    N/A       7.11%
 ----------------------------------------------------------------

 * The J.P. Morgan Global Government Bond Index (hedged), an unmanaged index, does not reflect any fees or expenses.

                                                                FUND PERFORMANCE

High Yield Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter

 Q4 '98 5.13%

 Worst Quarter

 Q3 '98 -6.68%

[GRAPH]
 1998   1999
------ ------
 3.01%   4.37%
 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1999        1 Year  Since Inception
 -------------------------------------------------
  Class A (Inception
   8/1/97)
  Including Sales Charges  (0.30)%      2.84%
  Lehman Brothers U.S.
   Corporate High Yield
   Bond Index*               2.39%      3.30%
 -------------------------------------------------
  Class B (Inception
   8/1/97)
  Including CDSC           (1.48)%      2.78%
  Lehman Brothers U.S.
   Corporate High Yield
   Bond Index*               2.39%      3.30%
 -------------------------------------------------
  Class C (Inception
   8/15/97)
  Including CDSC           (2.67)%      4.17%
  Lehman Brothers U.S.
   Corporate High Yield
   Bond Index*               2.39%      3.53%
 -------------------------------------------------

 * The Lehman Brothers U.S. Corporate High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not include any fees or expenses.

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B or Class C Shares of a Fund.

                                            Adjustable Rate Government Fund
                                         ----------------------------------
                                                        Class A
---------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your
 investment):
Maximum Sales Charge (Load) Imposed
 on Purchases                                             1.5%/1/
Maximum Deferred Sales Charge (Load)/2/                   None/1/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                     None
Redemption Fees/5/                                        None
Exchange Fees/5/                                          None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/6/
Management Fees                                          0.40%
Distribution and Service (12b-1) Fees                    0.25%
Other Expenses/9/                                        0.28%
---------------------------------------------------------------------------
Total Fund Operating Expenses*                           0.93%
---------------------------------------------------------------------------

See page 43 for all other footnotes.

  * As a result of the current waivers and expense limi-tations, "Other Expenses" and "Total Fund Operating
    Expenses" of the Fund which are actually incurred are as set forth below. The waivers and expense limita-tions may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other
    Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                           Adjustable Rate Government Fund
                                         ---------------------------------
                                                       Class A
 -------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund
   assets):/6/
  Management Fees                                       0.40%
  Distribution and Service (12b-1) Fees                 0.25%
  Other Expenses/9/                                     0.24%
 -------------------------------------------------------------------------
  Total Fund Operating Expenses (after
   current waivers and expense
   limitations)                                         0.89%
 -------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



                                                       Short Duration
                                                       Government Fund
                                                   ---------------------------
                                                   Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     2.0%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   2.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):/6/
Management Fees                                     0.50%     0.50%     0.50%
Distribution and Service (12b-1) Fees/8/            0.25%     0.85%     1.00%
Other Expenses/9/                                   0.32%     0.32%     0.32%
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.07%     1.67%     1.82%
--------------------------------------------------------------------------------

See page 43 for all other footnotes.

  * As a result of the current waivers and expense limi-tations, "Other Expenses" and "Total Fund Operating
    Expenses" of the Fund which are actually incurred are as set forth below. The waivers and expense limita-tions may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other
    Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                            Short Duration
                                                            Government Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        0.50%   0.50%   0.50%
  Distribution and Service (12b-1) Fees/8/               0.25%   0.85%   1.00%
  Other Expenses/9/                                      0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)                              0.94%   1.54%   1.69%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued

                                                   Short Duration Tax-Free
                                                            Fund
                                                   ---------------------------
                                                   Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     2.0%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   2.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):/6/
Management Fees/7/                                  0.40%     0.40%     0.40%
Distribution and Service (12b-1) Fees/8/            0.25%     0.85%     1.00%
Other Expenses/9/                                   0.41%     0.41%     0.41%
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.06%     1.66%     1.81%
--------------------------------------------------------------------------------

See page 43 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                        Short Duration Tax-Free
                                                                 Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees/7/                                     0.35%   0.35%   0.35%
  Distribution and Service (12b-1) Fees/8/               0.25%   0.85%   1.00%
  Other Expenses/9/                                      0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)                              0.79%   1.39%   1.54%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


                                                   Government Income Fund
                                                   ---------------------------
                                                   Class A   Class B   Class C
------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     4.5%/1/   None       None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/ 1.0%/4/
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None      None       None
Redemption Fees/5/                                   None      None       None
Exchange Fees/5/                                     None      None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):/6/
Management Fees/7/                                  0.65%     0.65%      0.65%
Distribution and Service (12b-1) Fees               0.25%     1.00%      1.00%
Other Expenses/9/                                   0.43%     0.43%      0.43%
------------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.33%     2.08%      2.08%
------------------------------------------------------------------------------

See page 43 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                        Government Income Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees/7/                                     0.54%   0.54%   0.54%
  Distribution and Service (12b-1) Fees                  0.25%   1.00%   1.00%
  Other Expenses/9/                                      0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)                              0.98%   1.73%   1.73%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued

                                                    Municipal Income Fund
                                                   ---------------------------
                                                   Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     4.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):/6/
Management Fees/7/                                  0.55%     0.55%     0.55%
Distribution and Service (12b-1) Fees               0.25%     1.00%     1.00%
Other Expenses/9/                                   0.34%     0.34%     0.34%
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.14%     1.89%     1.89%
--------------------------------------------------------------------------------

See page 43 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                         Municipal Income Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees/7/                                     0.50%   0.50%   0.50%
  Distribution and Service (12b-1) Fees                  0.25%   1.00%   1.00%
  Other Expenses/9/                                      0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)                              0.94%   1.69%   1.69%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


                                                   Core Fixed Income Fund
                                                   ---------------------------
                                                   Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     4.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):/6/
Management Fees                                     0.40%     0.40%     0.40%
Distribution and Service (12b-1) Fees               0.25%     1.00%     1.00%
Other Expenses/9/                                   0.33%     0.33%     0.33%
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                      0.98%     1.73%     1.73%
--------------------------------------------------------------------------------

See page 43 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                        Core Fixed Income Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        0.40%   0.40%   0.40%
  Distribution and Service (12b-1) Fees                  0.25%   1.00%   1.00%
  Other Expenses/9/                                      0.29%   0.29%   0.29%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          0.94%   1.69%   1.69%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued

                                                     Global Income Fund
                                                   ---------------------------
                                                   Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     4.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):/6/
Management Fees/7/                                  0.90%     0.90%     0.90%
Distribution and Service (12b-1) Fees               0.50%     1.00%     1.00%
Other Expenses/9/                                   0.32%     0.32%     0.32%
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.72%     2.22%     2.22%
--------------------------------------------------------------------------------

See page 43 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                          Global Income Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees/7/                                     0.65%   0.65%   0.65%
  Distribution and Service (12b-1) Fees                  0.50%   1.00%   1.00%
  Other Expenses/9/                                      0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)                              1.34%   1.84%   1.84%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


                                                    High Yield Municipal
                                                            Fund
                                                   ---------------------------
                                                   Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     4.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):/6/
Management Fees                                     0.55%     0.55%     0.55%
Distribution and Service (12b-1) Fees               0.25%     1.00%     1.00%
Other Expenses/9/                                   0.59%     0.59%     0.59%
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.39%     2.14%     2.14%
--------------------------------------------------------------------------------

See page 43 for all other footnotes.

  * As a result of the current expense limitations, the esti-mated "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                         High Yield Municipal
                                                                 Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        0.55%   0.55%   0.55%
  Distribution and Service (12b-1) Fees                  0.25%   1.00%   1.00%
  Other Expenses/9/                                      0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          0.99%   1.74%   1.74%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued

                                                       High Yield Fund
                                                   ---------------------------
                                                   Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     4.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):/6/
Management Fees                                     0.70%     0.70%     0.70%
Distribution and Service (12b-1) Fees               0.25%     1.00%     1.00%
Other Expenses/9/                                   0.27%     0.27%     0.27%
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.22%     1.97%     1.97%
--------------------------------------------------------------------------------

See page 43 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                            High Yield Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        0.70%   0.70%   0.70%
  Distribution and Service (12b-1) Fees                  0.25%   1.00%   1.00%
  Other Expenses/9/                                      0.21%   0.21%   0.21%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.16%   1.91%   1.91%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



 /1/The maximum sales charge is a percentage of the offering price. Except with respect to direct purchases of the Adjustable Rate Government Fund, a CDSC of 1% is imposed on certain redemptions (within 18 months of pur-chase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more ($500,000 in the case of the Short Duration Government and Short Duration Tax-Free Funds).

 /2/The maximum CDSC is a percentage of the lesser of the NAV at the time of redemption or the NAV when the shares were originally purchased.
 /3/With the exception of the Short Duration Government Fund and the Short
    Duration Tax-Free Fund, a CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter. With respect to the Short Duration Government Fund and Short Duration Tax-Free Fund, a CDSC is imposed on shares redeemed within three years of purchase at a rate of 2.0% in the first year, declining to 1% in the third year, and eliminated thereafter.
 /4/A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
 /5/A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Funds or shares of the Goldman Sachs Insti-tutional Liquid Assets Portfolios (the "ILA Portfolios") and free auto-matic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each 12-month period. A fee of $12.50 may be charged for each subsequent exchange during such period.

 /6/The Funds' annual operating expenses are based on actual expenses, except for the High Yield Municipal Fund which are based on estimated amounts for the current fiscal year.

 /7/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Short Duration Tax-Free, Government Income, Municipal Income and Global Income Funds equal to 0.05%, 0.11%, 0.05% and 0.25%, respectively of such Funds' average daily net assets. As a result of fee waivers, the current management fees of the Short Duration Tax-Free, Government Income, Municipal Income and Global Income Funds are 0.35%, 0.54%, 0.50% and 0.65%, respectively, of such Funds' average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.

 /8/Goldman Sachs has voluntarily agreed not to impose a portion of the dis-tribution and service fees attributable to Class B Shares of the Short Duration Government and Short Duration Tax-Free Funds equal to 0.15%. The waiver may be terminated at any time at the option of the distributor. If this occurs, the distribution and service fees attributable to Class B Shares of these Funds will increase to 1.00% of each Fund's average daily net assets.
 /9/"Other Expenses" include transfer agency fees equal to 0.19% of the aver-age daily net assets of each Fund's Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" of each Fund (ex-cluding management fees, distribution and service fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund's average daily net assets:

                               Other
  Fund                        Expenses
 -------------------------------------
  Adjustable Rate Government   0.05%
  Short Duration Government    0.00%
  Short Duration Tax Free      0.00%
  Government Income            0.00%
  Municipal Income             0.00%
  Core Fixed Income            0.10%
  Global Income                0.00%
  High Yield Municipal         0.00%
  High Yield                   0.02%

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Fund                       1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------
Adjustable Rate
 Government
Class A Shares              $243   $442   $  657   $1,276
----------------------------------------------------------
Short Duration Government
Class A Shares              $307   $534   $  778   $1,480
Class B Shares
 - Assuming complete
  redemption at end of
  period                    $385   $673     $985   $1,940
 - Assuming no redemption   $185   $573     $985   $1,940
Class C Shares
 - Assuming complete
  redemption at end of
  period                    $285   $573     $985   $2,137
 - Assuming no redemption   $185   $573     $985   $2,137
----------------------------------------------------------
Short Duration Tax-Free
Class A Shares              $306   $530   $  773   $1,468
Class B Shares
 - Assuming complete
  redemption at end of
  period                    $384   $669     $980   $1,930
 - Assuming no redemption   $184   $569     $980   $1,930
Class C Shares
 - Assuming complete
  redemption at end of
  period                    $284   $569     $980   $2,127
 - Assuming no redemption   $184   $569     $980   $2,127
----------------------------------------------------------
Government Income
Class A Shares              $579   $852   $1,146   $1,979
Class B Shares
 - Assuming complete
  redemption at end of
  period                    $711   $952   $1,319   $2,219
 - Assuming no redemption   $211   $652   $1,119   $2,219
Class C Shares
 - Assuming complete
  redemption at end of
  period                    $311   $652   $1,119   $2,410
 - Assuming no redemption   $211   $652   $1,119   $2,410
----------------------------------------------------------

                                                          FUND FEES AND EXPENSES


Fund                      1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------
Municipal Income
Class A Shares             $561   $796   $1,049   $1,774
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $692   $894   $1,221   $2,016
 - Assuming no redemption  $192   $594   $1,021   $2,016
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $292   $594   $1,021   $2,212
 - Assuming no redemption  $192   $594   $1,021   $2,212
---------------------------------------------------------
Core Fixed Income
Class A Shares             $545   $748   $  967   $1,597
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $676   $845   $1,139   $1,842
 - Assuming no redemption  $176   $545   $  939   $1,842
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $276   $545   $  939   $2,041
 - Assuming no redemption  $176   $545   $  939   $2,041
---------------------------------------------------------
Global Income
Class A Shares             $617   $967   $1,341   $2,389
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $725   $994   $1,390   $2,429
 - Assuming no redemption  $225   $694   $1,190   $2,429
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $325   $694   $1,190   $2,554
 - Assuming no redemption  $225   $694   $1,190   $2,554
---------------------------------------------------------
High Yield Municipal
Class A Shares             $585   $870      N/A      N/A
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $717   $970      N/A      N/A
 - Assuming no redemption  $217   $670      N/A      N/A
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $317   $670      N/A      N/A
 - Assuming no redemption  $217   $670      N/A      N/A
---------------------------------------------------------
High Yield
Class A Shares             $569   $820   $1,090   $1,861
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $700   $918   $1,262   $2,102
 - Assuming no redemption  $200   $618   $1,062   $2,102
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $300   $618   $1,062   $2,296
 - Assuming no redemption  $200   $618   $1,062   $2,296
---------------------------------------------------------

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.
Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "What Should I Know When I Purchase Shares Through an Authorized Dealer?"

Service Providers

 INVESTMENT ADVISERS



  Investment Adviser         Fund
 ------------------------------------------------------
  Goldman Sachs Asset
   Management ("GSAM")       Short Duration Tax-Free
  32 Old Slip                Government Income
  New York, New York 10005   Municipal Income
                             Core Fixed Income
                             High Yield Municipal
                             High Yield
 ------------------------------------------------------
  Goldman Sachs Funds
   Management, L.P.
   ("GSFM")                  Adjustable Rate Government
  32 Old Slip                Short Duration Government
  New York, New York 10005
 ------------------------------------------------------
  Goldman Sachs Asset
   Management International
   ("GSAMI")                 Global Income
  133 Peterborough Court
  London EC4A 2BB
  England
 ------------------------------------------------------

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM, GSAMI and GSFM. Goldman Sachs registered as an invest-ment adviser in 1981. GSAMI, a member of the Investment Management Regula-tory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. The Goldman Sachs Group, L.P., which controlled the Investment Advisers, merged into the Goldman Sachs Group, Inc. as a result of an initial public offering. As of December 31, 1999, GSAM, GSAMI and GSFM, along with other units of IMD, had assets under management of $258.5 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain

                                                               SERVICE PROVIDERS

 proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate alloca-tions among categories of issuers and types of securities.

 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds
 .Provides personnel to perform necessary executive, administrative and clerical services to the Funds
 .Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund's average daily net assets):

                                               Actual Rate for the
                                               Fiscal Period Ended
                              Contractual Rate October 31, 1999
 -----------------------------------------------------------------
  GSAM:
 -----------------------------------------------------------------
  Short Duration Tax-Free          0.40%              0.35%
 -----------------------------------------------------------------
  Government Income                0.65%              0.54%
 -----------------------------------------------------------------
  Municipal Income                 0.55%              0.50%
 -----------------------------------------------------------------
  Core Fixed Income                0.40%              0.40%
 -----------------------------------------------------------------
  High Yield Municipal             0.55%               N/A
 -----------------------------------------------------------------
  High Yield                       0.70%              0.70%
 -----------------------------------------------------------------
  GSFM:
 -----------------------------------------------------------------
  Adjustable Rate Government       0.40%              0.40%
 -----------------------------------------------------------------
  Short Duration Government        0.50%              0.50%
 -----------------------------------------------------------------
  GSAMI:
 -----------------------------------------------------------------
  Global Income                    0.90%              0.65%
 -----------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 FUND MANAGERS


 Fixed Income Portfolio Management Team
 .The fixed-income portfolio management team is comprised of a deep team of sector specialists
 .The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation

 .The team manages approximately $50.5 billion in fixed-income assets for retail, institutional and high net worth clients

U.S. Fixed Income-Investment Management Team

                                                 Years Primarily
 Name and Title   Fund Responsibility            Responsible     Five Year Employment History
---------------------------------------------------------------------------------------------
 Jonathan A.          Senior Portfolio               Since         Mr. Beinner joined the
 Beinner              Manager-- Adjustable Rate                    Investment Adviser in
 Managing              Government                    1992          1990. He became a
 Director and         Short Duration Government      1992          portfolio manager in
 Co-Head U.S.         Government Income              1992          1992.
 Fixed Income         Core Fixed Income              1992
---------------------------------------------------------------------------------------------
 James B. Clark       Portfolio Manager--            Since         Mr. Clark joined the
 Vice President       Adjustable Rate                              Investment Adviser in
                       Government                    1994          1994 as a portfolio
                      Short Duration Government      1994          manger after working as
                      Government Income              1994          an investment manager in
                      Core Fixed Income              2000          the mortgage-backed
                                                                   securities group at
                                                                   Travelers Insurance
                                                                   Company.
---------------------------------------------------------------------------------------------
 Peter A. Dion        Portfolio Manager--            Since         Mr. Dion joined the
 Vice President       Adjustable Rate                              Investment Adviser in
                       Government                    1995          1992. From 1994 to 1995
                      Short Duration Government      1995          he was an associate
                                                                   portfolio manager. He
                                                                   became a portfolio
                                                                   manager in 1995.
---------------------------------------------------------------------------------------------
 C. Richard Lucy      Senior Portfolio               Since         Mr. Lucy joined the
 Managing             Manager-- Adjustable Rate                    Investment Adviser in
 Director and          Government                                  1992 as a portfolio
 Co-Head U.S.         Short Duration Government      1992          manager.
 Fixed Income         Government Income              1992
                      Core Fixed Income              1992
                                                     1992
---------------------------------------------------------------------------------------------
 James P.             Portfolio Manager--            Since         Mr. McCarthy joined the
 McCarthy             Adjustable Rate                              Investment Adviser in
 Vice President        Government                    1995          1995 as a portfolio
                      Short Duration Government      1995          manager after working
                                                                   four years at Nomura
                                                                   Securities, where he was
                                                                   an assistant vice
                                                                   president and an
                                                                   adjustable rate mortgage
                                                                   trader.
---------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS


U.S. Fixed Income-Municipal Investment Management Team

                                        Years Primarily
 Name and Title   Fund Responsibility   Responsible     Five Year Employment History
------------------------------------------------------------------------------------
 Ben Barber        Portfolio Manager--       Since        Mr. Barber joined the
 Vice President    Short Duration Tax-       1999         Investment Adviser in
                   Free                      1999         1999 as a portfolio
                   Municipal Income          2000         manager. Prior to his
                   High Yield                             current position, he
                   Municipal                              managed high yield
                                                          municipal and municipal
                                                          bond funds at Franklin
                                                          Templeton for eight
                                                          years.
------------------------------------------------------------------------------------
 Tom Kenny         Senior                    Since        Mr. Kenny joined the
 Managing          Portfolio Manager--       1999         Investment Adviser in
 Director and      Short Duration Tax-       1999         1999 as a senior
 Head of           Free                      2000         portfolio manager.
 Municipal Bond    Municipal Income                       Previously, he spent 13
 Portfolio         High Yield                             years at Franklin
 Management        Municipal                              Templeton where he was a
                                                          portfolio manager of high
                                                          yield municipal and
                                                          municipal funds, Director
                                                          of Municipal Research and
                                                          Director of the Municipal
                                                          Bond Department.
------------------------------------------------------------------------------------

U.S. Fixed Income-High Yield Investment Management Team

                                      Years Primarily
 Name and Title   Fund Responsibility Responsible     Five Year Employment History
----------------------------------------------------------------------------------
 Rachel Golder     Portfolio               Since       Ms. Golder joined the
 Vice President    Manager--               1997        Investment Adviser in 1997
 and Director of   High Yield                          as a portfolio manager. She
 High Yield                                            is responsible for managing
 Credit Research                                       high yield assets. Prior to
                                                       joining the Investment
                                                       Adviser, she spent six
                                                       years at Saudi
                                                       International Bank as a
                                                       high yield credit analyst
                                                       and portfolio manager.
----------------------------------------------------------------------------------
 Andrew Jessop     Senior Portfolio        Since       Mr. Jessop joined the
 Vice President    Manager--               1997        Investment Adviser in 1997
                   High Yield                          as a portfolio manager. He
                                                       is responsible for managing
                                                       high yield assets.
                                                       Previously, he worked six
                                                       years managing high yield
                                                       portfolios at Saudi
                                                       International Bank in
                                                       London.
----------------------------------------------------------------------------------

                                      Years Primarily
 Name and Title   Fund Responsibility Responsible     Five Year Employment History
----------------------------------------------------------------------------------
 Michael L.        Senior Portfolio        Since       Mr. Pasternak is a product
 Pasternak         Manager--               1997        manager for high yield
 Vice President    High Yield                          assets and contributes to
                                                       the management of high
                                                       yield assets. He joined the
                                                       Investment Adviser in 1997
                                                       as a portfolio manager.
                                                       Prior to that, he spent
                                                       eight years managing high
                                                       yield corporate bond and
                                                       loan portfolios at Saudi
                                                       International Bank in
                                                       London.
----------------------------------------------------------------------------------
 Christopher       Portfolio               Since       Mr. Testa joined the
 Testa             Manager--               1997        Investment Adviser in 1994.
 Vice President    High Yield                          He became a portfolio
                                                       manager in 1996. He has
                                                       been responsible for
                                                       managing high yield assets
                                                       since 1997.
----------------------------------------------------------------------------------

Global Fixed Income--Investment Management Team

                                      Years Primarily
 Name and Title   Fund Responsibility Responsible     Five Year Employment History
----------------------------------------------------------------------------------
 Stephen           Senior Portfolio        Since       Mr. Fitzgerald joined the
 Fitzgerald        Manager--               1992        Investment Adviser in 1992
 Managing          Global Income                       as a portfolio manager.
 Director and
 Chief
 Investment
 Officer for
 International
 Fixed Income
----------------------------------------------------------------------------------
 Philip Moffitt    Portfolio               Since       Philip joined the
 Executive         Manager--               2000        Investment Adviser in 1999
 Director;         Global Income                       as a portfolio manager.
 Senior Currency   Fund                                Prior to joining the
 Portfolio                                             Investment Adviser he
 Manager                                               worked for three years as a
                                                       proprietary trader for
                                                       Tokai Asia Ltd in Hong
                                                       Kong. Before that Philip
                                                       spent ten years with
                                                       Bankers Trust Asset
                                                       Management in Australia,
                                                       where he was a Managing
                                                       Director responsible for
                                                       all active global fixed
                                                       income funds as well as a
                                                       member of the Asset
                                                       Allocation Committee.
----------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS


                                      Years Primarily
 Name and Title   Fund Responsibility Responsible     Five Year Employment History
----------------------------------------------------------------------------------
 Andrew Wilson     Portfolio               Since       Mr. Wilson joined the
 Managing          Manager--               1995        Investment Adviser in 1995
 Director          Global Income                       as a portfolio manager.
                                                       Prior to his current
                                                       position, he spent three
                                                       years as an Assistant
                                                       Director at Rothschild
                                                       Asset Management, where he
                                                       was responsible for
                                                       managing global and
                                                       international bond
                                                       portfolios with specific
                                                       focus on the U.S.,
                                                       Canadian, Australian and
                                                       Japanese economies.
----------------------------------------------------------------------------------
 Jennifer Youde    Portfolio               Since       Jennifer joined the
 Executive         Manager--               2000        Investment Adviser in 1996
 Director          Global Income                       as a portfolio manager and
                   Fund                                is a member of the Global
                                                       Bond Team. Prior to this,
                                                       she was at CINMan for
                                                       thirteen years, where she
                                                       ran the Japanese and Far
                                                       Eastern equity portfolios
                                                       for six years, before
                                                       taking over the management
                                                       of the global bond and
                                                       index-linked portfolios.
----------------------------------------------------------------------------------

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman

 Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affil-iates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve signifi-cant profits on their trading for proprietary or other accounts. In addi-tion, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000

 Goldman Sachs spent a total of approximately $185 million over the past sev-eral years to address the potential hardware, software and other computer and technology issues and related concerns associated with the transition to Year 2000 and to confirm that its service providers did the same. As a result of those efforts, Goldman Sachs has not experienced any material dis-ruptions in its operations in connection with, or following, the transition to the Year 2000.

Dividends

Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Funds' net investment income. The Funds also intend that all net realized capital gains (after taking into account any available capital loss carryovers) will be declared as a dividend at least annually. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash dividends are elected with respect to the Fund's monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund's annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from capital gains are declared and paid as follows:

                            Investment Income    Capital Gains
                                Dividends        Distributions
                            ------------------ -----------------
Fund                        Declared  Paid     Declared and Paid
----------------------------------------------------------------
Adjustable Rate Government  Daily     Monthly      Annually
----------------------------------------------------------------
Short Duration Government   Daily     Monthly      Annually
----------------------------------------------------------------
Short Duration Tax-Free     Daily     Monthly      Annually
----------------------------------------------------------------
Government Income           Daily     Monthly      Annually
----------------------------------------------------------------
Municipal Income            Daily     Monthly      Annually
----------------------------------------------------------------
Core Fixed Income           Daily     Monthly      Annually
----------------------------------------------------------------
Global Income               Monthly   Monthly      Annually
----------------------------------------------------------------
High Yield Municipal        Daily     Monthly      Annually
----------------------------------------------------------------
High Yield                  Daily     Monthly      Annually
----------------------------------------------------------------

From time to time a portion of a Fund's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or undistributed realized appreciation of the Fund's portfolio securities. Therefore, subsequent distri-butions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions there-of) represent a return of a portion of the purchase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' shares.

 HOW TO BUY SHARES


 How Can I Purchase Class A, Class B And Class C Shares Of The Funds? You may purchase shares of the Funds through:
 .Goldman Sachs;
 .Authorized Dealers; or
 .Directly from Goldman Sachs Trust (the "Trust").

 In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application attached to this Prospectus.

 To Open an Account:
 .Complete the enclosed Account Application
 .Mail your payment and Account Application to:
  Your Authorized Dealer
  - Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
  - Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

  or

  Goldman Sachs Funds c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 219711, Kansas City, MO 64121-9711
  - Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds - (Name of Fund and Class of Shares)
  - NFDS will not accept a check drawn on a foreign bank or a third-party check, cash, money orders, travelers checques or credit card checks
  - Federal funds wire, Automated Clearing House Network ("ACH") transfer or bank wires should be sent to State Street Bank and Trust Company ("State Street") (each Fund's custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

 What Is My Minimum Investment In The Funds?

                                                             Initial Additional
 ------------------------------------------------------------------------------
  Regular Accounts                                           $1,000     $50
 ------------------------------------------------------------------------------
  Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and
   Education IRAs)                                             $250     $50
 ------------------------------------------------------------------------------
  Uniform Gift to Minors Act Accounts/Uniform Transfer to
   Minors Act Accounts                                         $250     $50
 ------------------------------------------------------------------------------
  403(b) Plan Accounts                                         $200     $50
 ------------------------------------------------------------------------------
  SIMPLE IRAs and Education IRAs                                $50     $50
 ------------------------------------------------------------------------------
  Automatic Investment Plan Accounts                            $50     $50
 ------------------------------------------------------------------------------

 What Alternative Sales Arrangements Are Available?
 The Funds offer three classes of shares through this Prospectus.*


 -----------------------------------------------------------------------------

  Maximum Amount You Can Buy in  Class A No limit
   the Aggregate Across Funds
                         --------------------------------------------
                                 Class B $250,000
                         --------------------------------------------
                                 Class C $1,000,000 ($500,000 in the
                                         case of Short Duration
                                         Government and Short
                                         Duration Tax-Free Funds)
 --------------------------------------------------------------------
  Initial Sales Charge           Class A Applies to purchases of less
                                         than $1 million ($500,000 in
                                         the case of Short Duration
                                         Government and Short
                                         Duration Tax-Free Funds)--
                                         varies by size of investment
                                         with a maximum of 4.5%
                         --------------------------------------------
                                 Class B None
                         --------------------------------------------
                                 Class C None
 --------------------------------------------------------------------
  CDSC                           Class A 1.00% on certain investments
                                         of $1 million or more if you
                                         sell within 18 months (ex-
                                         cept for certain redemptions
                                         of Adjustable Rate Govern-
                                         ment Fund Class A Shares
                                         that were purchased direct-
                                         ly, as opposed to exchanges)
                         --------------------------------------------
                                 Class B 6 year declining CDSC with a
                                         maximum of 5%
                                         (2% in the case of Short
                                         Duration Government and
                                         Short Duration Tax-Free
                                         Funds)
                         --------------------------------------------
                                 Class C 1% if shares are redeemed
                                         within 12 months of purchase
 --------------------------------------------------------------------
  Conversion Feature             Class A None
                         --------------------------------------------
                                 Class B Class B Shares convert to
                                         Class A Shares after 8 years
                         --------------------------------------------
                                 Class C None
 --------------------------------------------------------------------

 * The Adjustable Rate Government Fund does not currently, but may in the future, offer Class B and Class C Shares.

                                                               SHAREHOLDER GUIDE


 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Refuse to open an account if you fail to (i) provide a social security num-ber or other taxpayer identification number; or (ii) certify that such num-ber is correct (if required to do so under applicable law).
 .Reject or restrict any purchase or exchange order by a particular purchaser
  (or group of related purchasers). This may occur, for example, when a pat-tern of frequent purchases, sales or exchanges of shares of a Fund is evi-dent, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.
 .Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund's Investment Adviser.
 .Modify or waive the minimum investment amounts.
 .Modify the manner in which shares are offered.
 .Modify the sales charge rates applicable to future purchases of shares.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange shares is deter-mined by a Fund's NAV and share class. Each class calculates its NAV as fol-lows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accu-rate quotations are not readily available, the fair value of the Funds' investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost.

 .NAV per share of each share class is calculated by the Fund's custodian on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). This occurs after the determi-nation, if any, of the income to be declared as a dividend (except in the case of the Global Income Fund). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form, plus any applicable sales charge.
 .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form, less any applicable CDSC.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities (for example, in foreign markets) but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

 COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES


 What Is The Offering Price Of Class A Shares?
 The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the Government Income, Municipal Income, Core Fixed Income, Global Income, High Yield Municipal and High Yield Funds are as follows:


                                                     Sales Charge  Maximum Dealer
                                     Sales Charge as as Percentage  Allowance as
        Amount of Purchase            Percentage of  of Net Amount  Percentage of
  (including sales charge, if any)   Offering Price    Invested    Offering Price*
 ---------------------------------------------------------------------------------
  Less than $100,000                      4.50%          4.71%          4.00%
  $100,000 up to (but less than)
   $250,000                               3.00           3.09           2.50
  $250,000 up to (but less than)
   $500,000                               2.50           2.56           2.00
  $500,000 up to (but less than)
   $1 million                             2.00           2.04           1.75
  $1 million or more                      0.00**         0.00**          ***
 ---------------------------------------------------------------------------------

                                                               SHAREHOLDER GUIDE


 The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the Short Duration Government and Short Duration Tax-Free Funds are as follows:


                                                           Sales Charge  Maximum Dealer
                                           Sales Charge as as Percentage  Allowance as
            Amount of Purchase              Percentage of  of Net Amount  Percentage of
     (including sales charge, if any)      Offering Price    Invested    Offering Price*
 ---------------------------------------------------------------------------------------
  Less than $250,000                            2.00%          2.04%          1.75%
  $250,000 up to (but less than) $500,000       1.50           1.52           1.25
  $500,000 or more                              0.00**         0.00**          ***
 ---------------------------------------------------------------------------------------

 The current sales charges and commissions paid to Authorized Dealers of Class A Shares of the Adjustable Rate Government Fund are as follows:

                                                     Sales Charge  Maximum Dealer
                                     Sales Charge as as Percentage  Allowance as
        Amount of Purchase            Percentage of  of Net Amount  Percentage of
  (including sales charge, if any)   Offering Price    Invested    Offering Price*
 ---------------------------------------------------------------------------------
  Less than $500,000                      1.50%          1.52%          1.25%
  $500,000 up to (but less than)
   $1 million                             1.00           1.01           0.75
  $1 million or more                      0.00           0.00           0.00
 ---------------------------------------------------------------------------------

   * Dealer's allowance may be changed periodically. During special promo-tions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be "underwriters" under the Securities Act of 1933.
  ** No sales charge is payable at the time of purchase of Class A Shares of $1 million ($500,000 in the case of the Short Duration Government and Short Duration Tax-Free Funds) or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.

 *** The Distributor pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds ($500,000 in the case of the Short Duration Govern-ment and Short Duration Tax-Free Funds) equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain pension and profit sharing plans, pension funds and other company-sponsored benefit plans investing in the Funds which satisfy the criteria set forth below in "When Are Class A Shares Not Subject To A Sales Load?" or $1 million ($500,000 in the case of the Short Duration Government and Short Duration Tax-Free Funds) or more by certain "wrap" accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if all of the shares held are redeemed within 18 months after the end of the calendar month in which such pur-chase was made, a CDSC of 1% may be imposed upon the plan sponsor or the third party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with "wrap" accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

 What Else Do I Need To Know About Class A Shares' CDSC?
 Purchases of $1 million ($500,000 in the case of the Short Duration Govern-ment and Short Duration Tax-Free Funds) or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See "In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?" below.

 When Are Class A Shares Not Subject To A Sales Load?
 Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:
 .Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individ-uals;
 .Qualified retirement plans of Goldman Sachs;
 .Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
 .Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
 .Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
 .Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from pay-ing a sales charge or commission in connection with the purchase of shares of a Fund;
 .Pension and profit sharing plans, pension funds and other company-sponsored benefit plans that:
  .Buy shares of Goldman Sachs Funds worth $500,000 or more; or .Have 100 or more eligible employees at the time of purchase; or .Certify that they expect to have annual plan purchases of shares of
   Goldman Sachs Funds of $200,000 or more; or .Are provided administrative services by certain third-party administra-
   tors that have entered into a special service arrangement with Goldman Sachs relating to such plans; or

  .Have at the time of purchase aggregate assets of at least $2,000,000.

                                                               SHAREHOLDER GUIDE

 ."Wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
 .Registered investment advisers investing for accounts for which they receive asset-based fees;
 .Accounts over which GSAM or its advisory affiliates have investment discre-
  tion; or
 .Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA.

 You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemp-tion. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

 How Can The Sales Charge On Class A Shares Be Reduced?
 .Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $100,000 or more in the case of the Government Income, Municipal Income, Core Fixed Income, Global Income, High Yield Municipal and High Yield Funds; $250,000 or more in the case of the Short Duration Government and Short Duration Tax-Free Funds; and $500,000 or more in the case of the Adjustable Rate Government Fund. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Fund's Transfer Agent at the time of investment that a quantity discount is appli-cable. Use of this service is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumula-tion.

 .Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest in the aggregate $100,000 or more (not counting reinvestments of dividends and distributions) within a period of 13 months in the case of the Government Income, Municipal Income, Core Fixed Income, Global Income, High Yield Municipal and High Yield Funds; $250,000 or more in the case of the Short Duration Government and Short Duration Tax-Free Funds; and $500,000 or more in the case of the Adjustable Rate Government Fund. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the invest-ment commitment of the Statement of Intention is not met prior to the expi-ration of the 13-month period, the entire amount will be subject to the higher applicable sales charge. By signing the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read care-fully.

 COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES


 What Is The Offering Price Of Class B Shares?
 You may purchase Class B Shares of the Funds (other than the Adjustable Rate Government Fund) at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years (three years in the case of the Short Duration Government and Short Duration Tax-Free Funds) of pur-chase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

 The CDSC schedule is as follows:

                               CDSC as a Percentage of Dollar Amount Subject to CDSC
                               -----------------------------------------------------
                            Government Income, Municipal
                          Income, Core Fixed Income, Global
                            Income, High Yield Municipal    Short Duration Government and
  Year Since Purchase           and High Yield Funds        Short Duration Tax-Free Funds
 ----------------------------------------------------------------------------------------
  First                                   5%                              2%
  Second                                  4%                            1.5%
  Third                                   3%                              1%
  Fourth                                  3%                            None
  Fifth                                   2%                            None
  Sixth                                   1%                            None
  Seventh and thereafter                None                            None
 ----------------------------------------------------------------------------------------

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 2% in the case of the Short Duration Government and Short Duration Tax-Free Funds and 4% in the case of all other Funds of the amount invested is paid to Authorized Dealers.

                                                               SHAREHOLDER GUIDE


 What Should I Know About The Automatic Conversion Of Class B Shares?
 Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

 If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

 If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

 The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

 A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES


 What Is The Offering Price Of Class C Shares?

 You may purchase Class C Shares of the Funds (other than the Adjustable Rate Government Fund) at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds; pro-vided that in connection with purchases by pension and profit sharing plans, pension funds and other company-sponsored benefit plans, where all of the Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third party administrator.

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Dis-tributor to Authorized Dealers.

 COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B
 AND C SHARES


 When Will Shares Be Issued And Dividends Begin To Be Paid?
 Global Income Fund: If a purchase order is received in proper form before the Fund's NAV is determined, shares will be issued the same day and will be entitled to any dividend declared which have record dates on or after such purchase date.

 For all other Funds:
 .Shares Purchased by Federal Funds Wire or ACH Transfer:
  .If a purchase order in proper form specifies a settlement date and is received before the Fund's NAV is determined, shares will be issued and dividends will begin to accrue on the purchased shares on the later of
   (i) the business day after the purchase order is received; or (ii) the day that the federal funds wire or ACH transfer is received by State Street.
  .If a purchase order in proper form does not specify a settlement date, shares will be issued and dividends will begin to accrue on the business day after payment is received.

 .Shares Purchased by Check or Federal Reserve Draft:
  .If a purchase order in proper form specifies a settlement date and is received before the Fund's NAV is determined, shares will be issued and dividends will begin to accrue on the business day after payment is received.
  .If a purchase order in proper form does not specify a settlement date, shares will be issued and dividends will being to accrue on the business day after payment is received.

 What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?
 .The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
  .No CDSC is charged on shares acquired from reinvested dividends or capi-
   tal gains distributions.
  .No CDSC is charged on the per share appreciation of your account over the initial purchase price.
  .When counting the number of months since a purchase of Class B or Class C
   Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.
 .To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

                                                               SHAREHOLDER GUIDE


 In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or
 Reduced?
 The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:
 .Retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company-sponsored benefit plans (each a "Retirement Plan");
 .The death or disability (as defined in Section 72(m)(7) of the Internal
  Revenue Code of 1986, as amended (the "Code")) of a participant or benefi-ciary in a Retirement Plan;
 .Hardship withdrawals by a participant or beneficiary in a Retirement Plan; .Satisfying the minimum distribution requirements of the Code;
 .Establishing "substantially equal periodic payments" as described under
  Section 72(t)(2) of the Code;
 .The separation from service by a participant or beneficiary in a Retirement
  Plan;
 .The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
 .Excess contributions distributed from a Retirement Plan;
 .Distributions from a qualified Retirement Plan invested in the Goldman
  Sachs Funds which are being rolled over to a Goldman Sachs IRA; or .Redemption proceeds which are to be reinvested in accounts or non-regis-
  tered products over which GSAM or its advisory affiliates have investment discretion.

 In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

 How Do I Decide Whether To Buy Class A, B Or C Shares?
 The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

 .Class A Shares. If you are making an investment of $100,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
 .Class B Shares. If you plan to hold your investment for at least six years
  (three years in the case of the Short Duration Government and Short Dura-tion Tax-Free Funds) and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the dis-tribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower perfor-mance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares.

 .Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is avail-able to work for you from the time you make your initial investment. Howev-er, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).
  Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the conversion feature applicable to Class B Shares and your investment will therefore pay higher distribution fees indefinitely.
  A maximum purchase limitation of $1,000,000 ($500,000 in the case of the Short Duration Government and Short Duration Tax-Free Funds) in the aggre-gate normally applies to purchases of Class C Shares.

 Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

 In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 HOW TO SELL SHARES


 How Can I Sell Class A, Class B And Class C Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

                                                               SHAREHOLDER GUIDE



  Instructions For Redemptions:
 -------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to sell
                   .How and where to send the proceeds
                   .Obtain a signature guarantee (see details below)
                   .Mail your request to:
                    Goldman Sachs Funds
                    c/o NFDS
                    P.O. Box 219711
                    Kansas City, MO 64121-9711
 -------------------------------------------------------------------
  By Telephone:    If you have not declined the telephone redemption
                   privilege on your Account Application:
                   .1-800-526-7384
                    (8:00 a.m. to 4:00 p.m. New York time)
                   .You may redeem up to $50,000 of your shares
                    within any 7 calendar day period
                   .Proceeds which are sent directly to a Goldman
                    Sachs brokerage account are not subject to the
                    $50,000 limit
 -------------------------------------------------------------------

 When Do I Need A Signature Guarantee To Redeem Shares?
 A signature guarantee is required if:
 .You are requesting in writing to redeem shares in an amount over $50,000; .You would like the redemption proceeds sent to an address that is not your address of record; or
 .You would like to change the bank designated on your Account Application.

 A signature guarantee is designed to protect you, the Funds and Goldman Sachs from fraud. You may obtain a signature guarantee from a bank, securi-ties broker or dealer, credit union having the authority to issue signature guarantees, savings and loan association, building and loan association, cooperative bank, federal savings bank or association, national securities exchange, registered securities association or clearing agency, provided that such institution satisfies the standards established by Goldman Sachs. Additional documentation may be required for executors, trustees or corpora-tions or when deemed appropriate by the Transfer Agent.

 What Do I Need To Know About Telephone Redemption Requests?

 The Trust, the Distributor, and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tel-ephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person iden-tifying himself or herself as the owner of an account or the owner's regis-tered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

 In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable proce-dures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guarantee, indi-cating another address or account) and exchanges of shares normally will be made only to an identically registered account.
 .Telephone redemptions will not be accepted during the 30-day period follow-
  ing any change in your address of record.
 .The telephone redemption option does not apply to shares held in a "street name" account. "Street name" accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in "street name," you should contact your registered representative of record, who may make tele-phone redemptions on your behalf.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

                                                               SHAREHOLDER GUIDE

  If the Federal Reserve Bank is closed on the day that the redemption pro-ceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .A transaction fee of $7.50 may be charged for payments of redemption pro-ceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.
 .To change the bank designated on your Account Application you must send written instructions (with your signature guaranteed) to the Transfer Agent.
 .Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.
 By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Shares of each Fund (other than the Global Income Fund) earn dividends declared on the day the shares are redeemed.
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

 The Trust reserves the right to:
 .Redeem your shares if your account balance is less than $50 as a result of earlier redemptions. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days' prior writ-ten notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.

 .Redeem your shares in other circumstances determined by the Board of Trust-
  ees to be in the best interests of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs
 Fund?
 You may redeem shares of a Fund and reinvest a portion or all of the redemp-tion proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must rein-vest the share proceeds within 90 days after you redeem. You may reinvest as follows:
  .Class A or B Shares--Class A Shares of the same Fund or any other Goldman
   Sachs Fund
  .Class C Shares--Class C Shares of the same Fund or any other Goldman
   Sachs Fund
 .You should obtain and read the applicable prospectuses before investing in any other Funds.
 .If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subse-quent redemption. For Class B Shares, you may reinvest the redemption pro-ceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemp-tion of the Class B Shares will not be credited to your account.
 .The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exer-cised once per year upon receipt of a written redemption request.
 .You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and rein-vestment.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange shares of a Fund at NAV without the imposition of an ini-tial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice to you.

                                                               SHAREHOLDER GUIDE



  Instructions For Exchanging Shares:
 -------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund names and Class of Shares
                   .The dollar amount you want to exchange
                   .Obtain a signature guarantee (see details above)
                   .Mail the request to:
                    Goldman Sachs Funds
                    c/o NFDS
                    P.O. Box 219711
                    Kansas City, MO 64121-9711
                   or for overnight delivery--
                    Goldman Sachs Funds
                    c/o NFDS
                    330 West 9th St.
                    Poindexter Bldg., 1st Floor
                    Kansas City, MO 64105
 -------------------------------------------------------------------
  By Telephone:    If you have not declined the telephone exchange
                   privilege on your Account Application:
                   .1-800-526-7384 (8:00 a.m. to 4:00 p.m.
                    New York time)
 -------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .Six free exchanges are allowed in each 12 month period.
 .A $12.50 fee may be charged for each subsequent exchange.
 .There is no charge for exchanges made pursuant to the Automatic Exchange
  Program.
 .The exchanged shares may later be exchanged for shares of the same class
  (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
 .When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares origi-nally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.

 .Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.

 .Goldman Sachs and NFDS may use reasonable procedures described under "What
  Do I Need To Know About Telephone Redemption Requests?" in an effort to prevent unauthorized or fraudulent telephone exchange requests.
 .Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 SHAREHOLDER SERVICES


 Can I Arrange To Have Automatic Investments Made On A Regular Basis?
 You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

 Can My Dividends And Distributions From A Fund Be Invested In Other Funds? You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 .Shares will be purchased at NAV.
 .No initial sales charge or CDSC will be imposed.
 .You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has

                                                               SHAREHOLDER GUIDE

  been properly established, appropriate signatures obtained and the minimum initial investment has been satisfied.

 Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
 You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 .Shares will be purchased at NAV.
 .No initial sales charge is imposed.
 .Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
 .Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
 .Minimum dollar amount: $50 per month.

 What Else Should I Know About Cross-Reinvestments And Automatic Exchanges? Cross-reinvestments and automatic exchanges are subject to the following conditions:
 .You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.
 .You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund's minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.
 .You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

 Can I Have Automatic Withdrawals Made On A Regular Basis?
 You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.
 .It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
 .You must have a minimum balance of $5,000 in a Fund.
 .Checks are mailed on or about the 25th day of each month.
 .Each systematic withdrawal is a redemption and therefore a taxable transac-
  tion.
 .The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

 What Types of Reports Will I Be Sent Regarding My Investment?

 You will be provided with a printed confirmation of each transaction in your account and an individual quarterly account statement. A year-to-date state-ment for your account will be provided upon request made to Goldman Sachs. If your account is held in "street name" you may receive your statement and confirmations on a different schedule.

 You will also receive an annual shareholder report containing audited finan-cial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

 The Funds do not generally provide sub-accounting services.

 What Should I Know When I Purchase Shares Through An Authorized Dealer? Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

 If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distribu-tions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

 Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:
 .A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business

                                                               SHAREHOLDER GUIDE

  day, and the order will be priced at the Fund's NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
 .Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

 You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 DISTRIBUTION SERVICES AND FEES


 What Are the Different Distribution and Service Fees Paid by Class A, B and C Shares?
 The Trust has adopted distribution and service plans (each a "Plan") under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement. Goldman Sachs pays the distribution and service fees on a quarterly basis.

 Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund's average daily net assets attributed to Class A, Class B and Class C Shares.* Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

 The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:
 .Compensation paid to and expenses incurred by Authorized Dealers, Goldman
  Sachs and their respective officers, employees and sales representatives; .Commissions paid to Authorized Dealers;
 .Allocable overhead;
 .Telephone and travel expenses;
 .Interest and other costs associated with the financing of such compensation and expenses;
 .Printing of prospectuses for prospective shareholders;

 .Preparation and distribution of sales literature or advertising of any type; and
 .All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

 In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

 * Currently, Goldman Sachs voluntarily limits such fees to 0.60% of the average daily net assets attributed to Class B Shares of the Short Duration Government and the Short Duration Tax-Free Funds. Goldman Sachs may modify or discontinue such waivers in the future at its discretion.

 PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES


 Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund's average daily net assets attributed to Class A (Global Income Fund only), Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and fur-nishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

 In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year. In connection with the sale of Class A and B Shares of the Short Duration Government and Short Duration Tax-Free Funds, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Autho-rized Dealers after the shares have been held for one year.

Taxation

 TAXABILITY OF DISTRIBUTIONS

 As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax con-sequences of your investment in the Funds.

 Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

 Taxes on Distributions: Except for exempt-interest dividends paid by the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds, distributions of investment income are taxable as ordinary income for fed-eral tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Distributions from the Short Duration Tax-Free, Munic-ipal Income and High Yield Municipal Funds that are designated as "exempt interest dividends" are generally not subject to federal income tax (but may be subject to state or local taxes). Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain dis-tributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

 Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

 The Core Fixed Income, Global Income and High Yield Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in comput-ing their taxable income. Shareholders of the Global Income Fund may be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund elects to passthrough these taxes to you. Your January statement will provide the relevant foreign tax information to you.

 The Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds expect to distribute "exempt-interest dividends," attributable to tax-exempt
 inter     -
 est earned by those Funds. However, investments in tax-exempt bonds can also result in the recognition of income or gain by a Fund, and thereby cause a portion of the Fund's distributions to shareholders to be taxable. Thus, if the value of a bond appreciates while the Fund owns it (aside from apprecia-tion attributable to original issue discount on the bond), and the Fund then sells the bond at a gain, that gain will generally not be exempt from tax-- whether or not the interest income on the bond is exempt. Gain recognized by a Fund on sales of appreciated bonds will generally be short-term or long-term capital gain depending on whether the Fund has held the bonds for more than one year, but "market discount" bonds can cause the Fund to recognize ordinary income. "Market discount" is a discount at which a bond is pur-chased that is attributable to a decline in the value of a bond after its original issuance. The market discount is then taken into account ratably over the bond's remaining term to maturity, and the portion that accrues during the Fund's holding period for the bond is generally treated as tax-able ordinary income to the extent of any realized gain on the bond upon disposition or maturity. Distributions attributable to ordinary income and short-term capital gain recognized by the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds will be taxable to you as ordinary income. Distributions attributable to the excess of Fund net long-term capi-tal gains over net short-term capital losses, and designated by the Fund as "capital gain dividends," will be taxable to you as long-term capital gain.

 You should note that a portion of the exempt-interest dividends paid by the Short Duration Tax-Free, Municipal Income, and High Yield Municipal Funds may be a

 preference item when determining your federal alternative minimum tax lia-bility. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Short Duration Tax-Free, Municipal Income, and High Yield Municipal Funds generally will not be deductible for federal income tax purposes.

 TAXABILITY OF SALES AND EXCHANGES

 Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purpos-es, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Gen-erally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were

                                                                        TAXATION

 received on the shares. In addition, any loss realized on shares held for six months or less will be disallowed to the extent of any exempt-interest dividends that were received on the shares.

 OTHER INFORMATION

 When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

 A. General Portfolio Risks

 The Funds will be subject to the risks associated with fixed-income securi-ties. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), Mortgage-Backed Securities and asset-backed securities. For example, homeowners have the option to prepay their mort-gages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See "Financial Highlights" in Appendix B for a statement of the Funds' historical portfolio turnover rates.

 The following sections provide further information on certain types of secu-rities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Addi-tional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and

                                                                      APPENDIX A

 policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial positions and needs.

 B. Other Portfolio Risks


 Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agen-cies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 Risks of Derivative Investments. A Fund's transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars, struc-tured securities, inverse floating-rate securities, stripped mortgage-backed securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of deriv-ative instruments and the portfolio assets (if any) being hedged, the poten-tial illiquidity of the markets for derivative instruments, or the risks
 arising from margin requirements and related lever     -
 age factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative invest-ments for non-hedging purposes (that is, to seek to increase total return), which is considered a speculative practice and presents even greater risk of loss.

 Derivative Mortgage-Backed Securities (such as principal-only ("POs"), interest-only ("IOs") or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securi-ties. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, par-ticular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

 Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are sub-ject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

 Risks of Foreign Investments. Certain Funds may invest in foreign invest-ments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such invest-ments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the cur-rency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the port-folio security. In addition, if the currency in which a Fund receives divi-dends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts

                                                                      APPENDIX A

 after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to Decem-ber 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU"), may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibil-ity of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of a Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging coun-tries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement vol-ume limitations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

                                                                      APPENDIX A

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Invest-ing in emerging countries involves greater risk of loss due to expropria-tion, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to com-plete its contractual obligations. The creditworthiness of the local securi-ties firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than invest-ments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund's invest-ments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse eco-nomic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Invest-ments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

 .Both domestic and foreign securities that are not readily marketable .Certain municipal leases and participation interests
 .Certain stripped Mortgage-Backed Securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options

 .Certain structured securities and all swap transactions

 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

                                                                      APPENDIX A


 Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

 .U.S. Government Securities
 .Repurchase agreements collateralized by U.S. Government Securities

 Certain Funds may invest more than 20% of their respective net assets in taxable investments and in investment grade securities for temporary defen-sive purposes.

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investive objective.

 C. Portfolio Securities and Techniques


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 U.S. Government Securities and Related Custodial Receipts. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. gov-ernment agencies, instrumentalities or sponsored enterprises. U.S. Govern-ment Securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discre-tionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

 Interests in U.S. Government Securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentali-ties, political subdivisions or authorities. For certain securities law pur-poses, custodial receipts are not considered obligations of the U.S. govern-ment.

 Mortgage-Backed Securities. Certain Funds may invest in Mortgage-Backed Securities. Mortgage-Backed Securities represent direct or indirect partici-pations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of "credit enhancement." However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

 Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real prop-erty and other permitted investments.

 Mortgaged-Backed Securities also include stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives sub-stantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are gener-ally higher than prevailing market yields on other Mortgage-Backed Securi-ties because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of pre-payments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain posi-tions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to gener-ally prevailing interest rates at that

                                                                      APPENDIX A

 time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities gener-ally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support pay-ments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agen-cies or instrumentalities, the interest on which, in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alterna-tive minimum tax or from state or local taxes). Because of their tax-exempt status, the yields and market values of Municipal Securities may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities.

 Municipal Securities include both "general" and "revenue" bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

 Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity bonds, pre-refunded municipal securities and auction rate securi-ties.

 The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other con-ditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

 In addition, Municipal Securities include municipal leases, certificates of participation and "moral obligation" bonds. A municipal lease is an obliga-tion issued by a state or local government to acquire equipment or facili-ties. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obliga-tion bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appro-priate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

 Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate sub-stantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, bro-ker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the insti-tution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in deter-mining the maturity of the tender option bonds and a Fund's average portfo-lio maturity. There is risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

 Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in Municipal Securi-ties. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental

                                                                      APPENDIX A

 actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

 Corporate Debt Obligations; Trust Preferred Securities; Convertible Securi-ties. Certain Funds may invest in corporate debt obligations, trust pre-ferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a speci-fied period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders.

 Convertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Con-vertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Foreign Currency Transactions. Certain Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Certain Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds also may enter into such transactions to seek to increase total return, which is considered a speculative practice.

 Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of cor-relation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive a Fund of unrealized prof-its, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 Structured Securities and Inverse Floaters. Certain Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multi-ple of changes in the value of the Reference. Consequently, structured secu-rities may present a greater degree of market risk than other types of fixed-income securities, and may be more volatile, less liquid and more dif-ficult to price accurately than less complex securities.

 Structured securities include, but are not limited to, inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that

                                                                      APPENDIX A

 its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

 Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon, deferred interest, pay-in-kind and cap-ital appreciation bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

 Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the ben-efits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

 Successful use of mortgage dollar rolls depends upon the Investment Advis-er's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experi-ence a loss. For financial reporting and tax purposes, the Funds treat mort-gage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write
 (sell) covered call and put options and pur-chase put and call options on any securities in which it may invest or on any securities index comprised of securities in which it may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the- counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 Yield Curve Options. Each Fund may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securi-ties, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options pres-ent a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. Government Securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transac-tions on both U.S. and foreign exchanges.

                                                                      APPENDIX A


 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures, sector selec-tion and durations in accordance with their investment objectives and poli-cies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of ini-tial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets.

 Futures contracts and related options present the following risks:
 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

 Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers' collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities, or capital loss, if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Funds may also enter into repurchase agreements involving certain foreign government secu-rities.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agree-ment. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable.

                                                                      APPENDIX A

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may trans-fer uninvested cash balances into a single joint account, the daily aggre-gate balance of which will be invested in one or more repurchase agreements.

 Borrowings and Reverse Repurchase Agreements. Each Fund can borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of its total assets. A Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of secu-rities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest). These transac-tions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agree-ments involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional princi-pal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transac-tions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment perfor-mance of a Fund would be less favorable than it would have been if these investment techniques were not used.

 Other Investment Companies. Each Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment compa-nies. Such other investment companies will have investment objectives, poli-cies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

 Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (com-monly known as "junk bonds") are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer's inability to meet principal and interest obli-gations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corpo-rate or municipal developments, interest rate sensitivity, negative percep-tions of the junk bond markets generally and less secondary market liquidity.

 Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less estab-lished companies seek

                                                                      APPENDIX A
 ing to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled pay-ments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by state, city, or local municipalities that may have difficulty in making all scheduled interest and principal payments.

 The market value of non-investment grade fixed-income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-invest-ment grade fixed-income securities may not be able to make use of more tra-ditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

 A holder's risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are gen-erally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securi-ties poses additional risk of loss should nonpayment of principal and inter-est continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any antici-pated income or appreciation is uncertain.

 The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institu-tional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securi-ties is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio invest-ments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

 Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

 Loan Participations. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an inter-est in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the "agent lender") to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had pur-chased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent lender may become insolvent.

 Preferred Stock, Warrants and Rights. Certain Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earn-ings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge). No financial highlights are included for the High Yield Municipal Fund because it had no operating his-tory prior to the date of this Prospectus.

 ADJUSTABLE RATE GOVERNMENT FUND


                                                         Income (loss) from
                                                       investment operations/a/
                                                      -------------------------
                                            Net asset
                                             value,      Net      Net realized
                                            beginning investment and unrealized
                                            of period   income    gain (loss)
-------------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                         $9.69     $0.49        $(0.05)
1999 - Institutional Shares                    9.70      0.53         (0.05)
1999 - Administration Shares/g/                9.70      0.37/f/       0.01/f/
1999 - Service Shares                          9.70      0.48         (0.04)
-------------------------------------------------------------------------------
1998 - Class A Shares                          9.88      0.53         (0.17)
1998 - Institutional Shares                    9.88      0.55         (0.16)
1998 - Administration Shares                   9.88      0.53         (0.16)
1998 - Service Shares                          9.88      0.51         (0.16)
-------------------------------------------------------------------------------
1997 - Class A Shares                          9.83      0.57/f/       0.05/f/
1997 - Institutional Shares                    9.83      0.59/f/       0.05/f/
1997 - Administration Shares                   9.83      0.57/f/       0.05/f/
1997 - Service Shares (commenced March 27)     9.84      0.33/f/       0.04/f/
-------------------------------------------------------------------------------
1996 - Class A Shares                          9.77      0.55/f/       0.08/f/
1996 - Institutional Shares                    9.77      0.57/f/       0.08/f/
1996 - Administration Shares                   9.77      0.55/f/       0.08/f/
-------------------------------------------------------------------------------
1995 - Class A Shares (commenced May 15)       9.79      0.27/f/      (0.01)/f/
1995 - Institutional Shares                    9.74      0.56/f/       0.07/f/
1995 - Administration Shares                   9.74      0.54/f/       0.07/f/
-------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Includes the effect of mortgage dollar roll transactions.

(f) Calculated based on the average shares outstanding methodology.

(g) Administration Shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

                                                                      APPENDIX B




          Distributions
         to shareholders
  --------------------------------
               In excess           Net increase Net asset         Net assets Ratio of net
   From net      of net             (decrease)   value,           at end of    expenses
  investment   investment  From       in net     end of   Total     period    to average
    income       income   capital  asset value   period   returnb (in 000s)   net assets
-----------------------------------------------------------------------------------------
    $(0.44)      $   --   $(0.06)     $(0.06)     $9.63    4.65%   $ 22,862      0.89%
     (0.48)          --    (0.06)      (0.06)      9.64    5.06     315,024      0.49
     (0.33)          --    (0.04)       0.01       9.71g   4.02d         --      0.74c
     (0.43)          --    (0.06)      (0.05)      9.65    4.65         797      0.99
-----------------------------------------------------------------------------------------
     (0.53)       (0.02)      --       (0.19)      9.69    3.71      60,782      0.80
     (0.55)       (0.02)      --       (0.18)      9.70    4.09     441,228      0.53
     (0.53)       (0.02)      --       (0.18)      9.70    3.83       5,999      0.78
     (0.51)       (0.02)      --       (0.18)      9.70    3.57         822      1.03
-----------------------------------------------------------------------------------------
     (0.57)          --       --        0.05       9.88    6.43      43,393      0.74
     (0.59)          --       --        0.05       9.88    6.70     463,511      0.49
     (0.57)          --       --        0.05       9.88    6.43       2,793      0.74
     (0.33)          --       --        0.04       9.88    3.81d        346      1.05c
-----------------------------------------------------------------------------------------
     (0.55)       (0.02)      --        0.06       9.83    6.60      10,728      0.70
     (0.57)       (0.02)      --        0.06       9.83    6.86     613,149      0.45
     (0.55)       (0.02)      --        0.06       9.83    6.60       3,792      0.70
-----------------------------------------------------------------------------------------
     (0.27)       (0.01)      --       (0.02)      9.77    2.74d     15,203      0.69c
     (0.57)       (0.03)      --        0.03       9.77    6.75     657,358      0.46
     (0.55)       (0.03)      --        0.03       9.77    6.48       3,572      0.71
-----------------------------------------------------------------------------------------

                                                Ratios assuming
                                              no voluntary waiver
                                                  of fees or
                                              expense limitations
                                             ---------------------
                                   Ratio of              Ratio of
                                     net                   net
                                  investment  Ratio of  investment
                                    income    expenses    income   Portfolio
                                  to average to average to average turnover
                                  net assets net assets net assets   ratee
----------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                5.15%      0.93%      5.11%     38.86%
1999 - Institutional Shares          5.49       0.53       5.45      38.86
1999 - Administration Sharesg        5.35c      0.78c      5.31c     38.86
1999 - Service Shares                4.99       1.03       4.95      38.86
----------------------------------------------------------------------------
1998 - Class A Shares                5.40       1.02       5.18      33.64
1998 - Institutional Shares          5.63       0.53       5.63      33.64
1998 - Administration Shares         5.33       0.78       5.33      33.64
1998 - Service Shares                5.09       1.03       5.09      33.64
----------------------------------------------------------------------------
1997 - Class A Shares                5.60       1.02       5.32      46.58
1997 - Institutional Shares          5.99       0.52       5.96      46.58
1997 - Administration Shares         5.73       0.77       5.70      46.58
1997 - Service Shares (commenced
 March 27)                           5.64c      1.08c      5.61c     46.58
----------------------------------------------------------------------------
1996 - Class A Shares                5.59       1.01       5.28      52.36
1996 - Institutional Shares          5.85       0.51       5.79      52.36
1996 - Administration Shares         5.59       0.76       5.53      52.36
----------------------------------------------------------------------------
1995 - Class A Shares (commenced
 May 15)                             5.87c      1.01c      5.55c     24.12
1995 - Institutional Shares          5.77       0.53       5.70      24.12
1995 - Administration Shares         5.50       0.78       5.43      24.12
----------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Includes the effect of mortgage dollar roll transactions.

(f) Calculated based on the average shares outstanding methodology.

(g) Administration Shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

                      [This page intentionally left blank]

 SHORT DURATION GOVERNMENT FUND




                                              Income (loss) from
                                            investment operationsa
                                           -------------------------
                                 Net asset
                                  value,      Net      Net realized
                                 beginning investment and unrealized
                                 of period   income    gain (loss)
--------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares              $9.91     $0.55        $(0.36)
1999 - Class B Shares               9.88      0.48         (0.33)
1999 - Class C Shares               9.88      0.47         (0.36)
1999 - Institutional Shares         9.90      0.59         (0.35)
1999 - Administration Sharesh       9.91      0.40f        (0.25)f
1999 - Service Shares               9.89      0.54         (0.35)
--------------------------------------------------------------------
1998 - Class A Shares               9.88      0.57          0.04
1998 - Class B Shares               9.86      0.51          0.03
1998 - Class C Shares               9.86      0.49          0.03
1998 - Institutional Shares         9.86      0.58          0.06
1998 - Administration Shares        9.89      0.55          0.05
1998 - Service Shares               9.86      0.55          0.04
--------------------------------------------------------------------
1997 - Class A Shares
 (commenced May 1)                  9.78      0.31f         0.09f
1997 - Class B Shares
 (commenced May 1)                  9.75      0.28f         0.10f
1997 - Class C Shares
 (commenced August 15)              9.83      0.12f         0.02f
1997 - Institutional Shares         9.83      0.64f         0.03f
1997 - Administration Shares        9.85      0.62f         0.04f
1997 - Service Shares               9.82      0.59f         0.04f
--------------------------------------------------------------------
1996 - Institutional Shares         9.82      0.63f         0.01f
1996 - Administration Sharesg       9.86      0.38f           --f
1996 - Service Shares
 (commenced April 10)               9.72      0.31f         0.10f
--------------------------------------------------------------------
1995 - Institutional Shares         9.64      0.66f         0.17f
1995 - Administration Sharesg       9.64      0.24f        (0.04)f
--------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Includes the effect of mortgage dollar roll transactions.

(f) Calculated based on the average shares outstanding methodology.

(g) Short Duration Government Fund Administration Shares commenced activity on April 15, 1993, were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.

(h) Administration Shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

                                                                      APPENDIX B




  Distributions
       to
  shareholders
  -------------

                       Net
                    increase     Net asset             Net assets   Ratio of net
    From net       (decrease)     value,               at end of      expenses
   investment        in net       end of      Total      period      to average
     income        asset value    period     returnb   (in 000s)     net assets
--------------------------------------------------------------------------------
     $(0.53)         $(0.34)       $9.57      1.97%     $ 52,235        0.94%
      (0.47)          (0.32)        9.56      1.56         6,937        1.54
      (0.45)          (0.34)        9.54      1.21         7,029        1.69
      (0.57)          (0.33)        9.57      2.49       146,062        0.54
      (0.39)          (0.24)        9.67h     1.57d           --        0.79c
      (0.52)          (0.33)        9.56      1.97         6,605        1.04
--------------------------------------------------------------------------------
      (0.58)           0.03         9.91      6.36        56,725        0.81
      (0.52)           0.02         9.88      5.62         5,025        1.41
      (0.50)           0.02         9.88      5.46         4,527        1.56
      (0.60)           0.04         9.90      6.75       145,514        0.53
      (0.58)           0.02         9.91      6.27         7,357        0.78
      (0.56)           0.03         9.89      6.12         6,232        1.03
--------------------------------------------------------------------------------
      (0.30)           0.10         9.88      4.14d        9,491        0.70c
      (0.27)           0.11         9.86      3.94d          747        1.30c
      (0.11)           0.03         9.86      1.44d          190        1.45c
      (0.64)           0.03         9.86      7.07       103,729        0.45
      (0.62)           0.04         9.89      6.91         1,060        0.70
      (0.59)           0.04         9.86      6.63         3,337        0.95
--------------------------------------------------------------------------------
      (0.63)           0.01         9.83      6.75        99,944        0.45
      (0.39)          (0.01)        9.85      4.00d          252        0.70c
      (0.31)           0.10         9.82      4.35d        1,822        0.95c
--------------------------------------------------------------------------------
      (0.65)           0.18         9.82      8.97       103,760        0.45
      (0.21)          (0.01)        9.63      2.10d           --        0.70c
--------------------------------------------------------------------------------

                                                Ratios assuming no
                                                voluntary waiver of
                                                       fees
                                              or expense limitations
                                              -----------------------

                                 Ratio of net            Ratio of net
                                  investment   Ratio of   investment
                                    income     expenses     income    Portfolio
                                  to average  to average  to average  turnover
                                  net assets  net assets  net assets    ratee
-------------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                5.61%       1.07%       5.48%     172.61%
1999 - Class B Shares                5.04        1.82        4.76      172.61
1999 - Class C Shares                4.83        1.82        4.70      172.61
1999 - Institutional Shares          6.03        0.67        5.90      172.61
1999 - Administration Sharesh        5.76c       0.92c       5.63c     172.61
1999 - Service Shares                5.54        1.17        5.41      172.61
-------------------------------------------------------------------------------
1998 - Class A Shares                5.68        1.32        5.17      119.89
1998 - Class B Shares                5.12        1.87        4.66      119.89
1998 - Class C Shares                4.64        1.87        4.33      119.89
1998 - Institutional Shares          6.06        0.84        5.75      119.89
1998 - Administration Shares         5.76        1.09        5.45      119.89
1998 - Service Shares                5.56        1.34        5.25      119.89
-------------------------------------------------------------------------------
1997 - Class A Shares
 (commenced May 1)                   6.05c       1.32c       5.43c     102.58
1997 - Class B Shares
 (commenced May 1)                   5.52c       1.82c       5.00c     102.58
1997 - Class C Shares
 (commenced August 15)               5.52c       1.82c       5.15c     102.58
1997 - Institutional Shares          6.43        0.82        6.06      102.58
1997 - Administration Shares         6.19        1.07        5.82      102.58
1997 - Service Shares                5.92        1.32        5.55      102.58
-------------------------------------------------------------------------------
1996 - Institutional Shares          6.44        0.71        6.18      115.45
1996 - Administration Sharesg        5.97c       0.96c       5.71c     115.45
1996 - Service Shares
 (commenced April 10)                6.05c       1.21c       5.79c     115.45
-------------------------------------------------------------------------------
1995 - Institutional Shares          6.87        0.72        6.60      292.56
1995 - Administration Sharesg        7.91c       0.90c       7.71c     292.56
-------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Includes the effect of mortgage dollar roll transactions.

(f) Calculated based on the average shares outstanding methodology.

(g) Short Duration Government Fund Administration Shares commenced activity on April 15, 1993, were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.

(h) Administration Shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

                      [This page intentionally left blank]

 SHORT DURATION TAX-FREE FUND


                                               Income (loss) from
                                             investment operationsa
                                            -------------------------
                                                        Net realized
                                                       and unrealized
                                  Net asset             gain (loss)
                                   value,      Net     on investment
                                  beginning investment  and futures
                                  of period   income    transactions
---------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares              $10.19     $0.34        $(0.24)
1999 - Class B Shares               10.18      0.28         (0.23)
1999 - Class C Shares               10.18      0.26         (0.22)
1999 - Institutional Shares         10.18      0.38         (0.23)
1999 - Administration Sharesf       10.18      0.26e        (0.12)e
1999 - Service Shares               10.18      0.33e        (0.24)e
---------------------------------------------------------------------
1998 - Class A Shares               10.08      0.36e         0.13 e
1998 - Class B Shares               10.08      0.30e         0.12 e
1998 - Class C Shares               10.07      0.28e         0.14 e
1998 - Institutional Shares         10.07      0.39e         0.13 e
1998 - Administration Shares        10.07      0.36e         0.13 e
1998 - Service Shares               10.07      0.34e         0.13 e
---------------------------------------------------------------------
1997 - Class A Shares (commenced
 May 1)                              9.94      0.20e         0.14 e
1997 - Class B Shares (commenced
 May 1)                              9.94      0.16e         0.14 e
1997 - Class C Shares (commenced
 August 15)                         10.04      0.07e         0.03 e
1997 - Institutional Shares          9.96      0.42e         0.11 e
1997 - Administration Shares         9.96      0.39e         0.11 e
1997 - Service Shares                9.97      0.37e         0.10 e
---------------------------------------------------------------------
1996 - Institutional Shares          9.94      0.42e         0.02 e
1996 - Administration Shares         9.94      0.39e         0.02 e
1996 - Service Shares                9.95      0.37e         0.02 e
---------------------------------------------------------------------
1995 - Institutional Shares          9.79      0.42e         0.15 e
1995 - Administration Shares         9.79      0.40e         0.15 e
1995 - Service Shares                9.79      0.37e         0.16 e
---------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Calculated based on the average shares outstanding methodology.

(f) Administration Shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

                                                                      APPENDIX B





   Distributions to shareholders
  ------------------------------------

                                             Net                               Net     Ratio of
                         In excess        increase                           assets      net
     From net             of net         (decrease)    Net asset            at end of  expenses
    investment          investment         in net        value,     Total    period   to average
      income              income         asset value end of  period returnb (in 000s) net assets
------------------------------------------------------------------------------------------------
             $(0.34)             $(0.02)   $(0.26)       $ 9.93      1.00%   $22,903     0.79%
              (0.28)              (0.02)    (0.25)         9.93      0.49      2,000     1.39
              (0.26)              (0.03)    (0.25)         9.93      0.34      2,070     1.54
              (0.39)              (0.01)    (0.25)         9.93      1.50     77,522     0.39
              (0.27)                 --     (0.13)        10.05f     1.37d        --     0.64c
              (0.33)              (0.02)    (0.26)         9.92      0.89        173     0.89
------------------------------------------------------------------------------------------------
              (0.38)                 --      0.11         10.19      4.97     19,881     0.71
              (0.32)                 --      0.10         10.18      4.25        974     1.31
              (0.31)                 --      0.11         10.18      4.19      2,256     1.46
              (0.41)                 --      0.11         10.18      5.25     57,647     0.45
              (0.38)                 --      0.11         10.18      4.99        525     0.70
              (0.36)                 --      0.11         10.18      4.73      2,560     0.95
------------------------------------------------------------------------------------------------
              (0.20)                 --      0.14         10.08      3.39d     4,023     0.70c
              (0.16)                 --      0.14         10.08      3.07d       106     1.30c
              (0.07)                 --      0.03         10.07      0.97d         2     1.45c
              (0.42)                 --      0.11         10.07      5.40     28,821     0.45
              (0.39)                 --      0.11         10.07      5.14         77     0.70
              (0.37)                 --      0.10         10.07      4.77      2,051     0.95
------------------------------------------------------------------------------------------------
              (0.42)                 --      0.02          9.96      4.50     34,814     0.45
              (0.39)                 --      0.02          9.96      4.24         48     0.70
              (0.37)                 --      0.02          9.97      3.98        695     0.95
------------------------------------------------------------------------------------------------
              (0.42)                 --      0.15          9.94      5.98     58,389     0.45
              (0.40)                 --      0.15          9.94      5.76         46     0.70
              (0.37)                 --      0.16          9.95      5.59        454     0.95
------------------------------------------------------------------------------------------------

                                                Ratios assuming
                                              no voluntary waiver
                                                  of fees or
                                              expense limitations
                                             ---------------------
                                   Ratio of              Ratio of
                                     net                   net
                                  investment  Ratio of  investment
                                    income    expenses    income   Portfolio
                                  to average to average to average turnover
                                  net assets net assets net assets   rate
----------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                3.37%      1.06%      3.10%    147.20%
1999 - Class B Shares                2.80       1.81       2.38     147.20
1999 - Class C Shares                2.62       1.81       2.35     147.20
1999 - Institutional Shares          3.79       0.66       3.52     147.20
1999 - Administration Sharesf        3.56c      0.91c      3.29c    147.20
1999 - Service Shares                3.23       1.16       2.96     147.20
----------------------------------------------------------------------------
1998 - Class A Shares                3.54       1.74       2.51     140.72
1998 - Class B Shares                3.06       2.27       2.10     140.72
1998 - Class C Shares                2.82       2.27       2.01     140.72
1998 - Institutional Shares          3.92       1.26       3.11     140.72
1998 - Administration Shares         3.58       1.51       2.77     140.72
1998 - Service Shares                3.44       1.76       2.63     140.72
----------------------------------------------------------------------------
1997 - Class A Shares (commenced
 May 1)                              3.81c      1.73c      2.78c    194.75
1997 - Class B Shares (commenced
 May 1)                              3.31c      2.23c      2.38c    194.75
1997 - Class C Shares (commenced
 August 15)                          2.60c      2.23c      1.82c    194.75
1997 - Institutional Shares          4.18       1.23       3.40     194.75
1997 - Administration Shares         3.91       1.48       3.13     194.75
1997 - Service Shares                3.66       1.73       2.88     194.75
----------------------------------------------------------------------------
1996 - Institutional Shares          4.21       1.01       3.65     231.65
1996 - Administration Shares         3.96       1.26       3.40     231.65
1996 - Service Shares                3.74       1.51       3.18     231.65
----------------------------------------------------------------------------
1995 - Institutional Shares          4.31       0.77       3.99     259.52
1995 - Administration Shares         4.14       1.02       3.82     259.52
1995 - Service Shares                3.87       1.27       3.55     259.52
----------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Calculated based on the average shares outstanding methodology.

(f) Administration Shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

                      [This page intentionally left blank]

 GOVERNMENT INCOME FUND



                                                      Income (loss) from
                                                    investment operationsa
                                                   -------------------------

                                         Net asset
                                          value,      Net      Net realized
                                         beginning investment and unrealized
                                         of period   income    gain (loss)
----------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                     $14.91     $0.80        $(0.89)
1999 - Class B Shares                      14.92      0.69         (0.87)
1999 - Class C Shares                      14.91      0.69         (0.88)
1999 - Institutional Shares                14.90      0.85         (0.88)
1999 - Service Shares                      14.88      0.77         (0.92)
----------------------------------------------------------------------------
1998 - Class A Shares                      14.59      0.81          0.45
1998 - Class B Shares                      14.61      0.72          0.42
1998 - Class C Shares                      14.60      0.74          0.40
1998 - Institutional Shares                14.59      0.87          0.42
1998 - Service Shares                      14.59      0.80          0.40
----------------------------------------------------------------------------
1997 - Class A Shares                      14.36      0.91          0.29
1997 - Class B Shares                      14.37      0.80          0.30
1997 - Class C Shares
 (commenced August 15)                     14.38      0.17          0.22
1997 - Institutional Shares
 (commenced August 15)                     14.37      0.20          0.22
1997 - Service Shares
 (commenced August 15)                     14.37      0.20          0.21
----------------------------------------------------------------------------
1996 - Class A Shares                      14.47      0.92         (0.11)
1996 - Class B Shares (commenced May 1)    14.11      0.41          0.26
----------------------------------------------------------------------------
1995 - Class A Shares                      13.47      0.94          1.00
----------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Includes the effect of mortgage dollar roll transactions.

                                                                      APPENDIX B






     Distributions to shareholders
  ---------------------------------------
                                             Net
               In excess                  increase   Net asset          Net assets
   From net      of net                  (decrease)   value,            at end of
  investment   investment    From net      in net       end     Total     period
    income       income   realized gains asset value of period returnb  (in 000s)
 ---------------------------------------------------------------------------------
    $(0.77)      $   --       $(0.35)      $(1.21)    $13.70    (0.63)%  $ 82,102
     (0.67)          --        (0.35)       (1.20)     13.72    (1.29)     19,684
     (0.66)          --        (0.35)       (1.20)     13.71    (1.29)     10,053
     (0.83)          --        (0.35)       (1.21)     13.69    (0.23)      5,899
     (0.75)          --        (0.35)       (1.25)     13.63    (1.01)         15
 ---------------------------------------------------------------------------------
     (0.81)       (0.07)       (0.06)        0.32      14.91     8.98     101,015
     (0.72)       (0.05)       (0.06)        0.31      14.92     8.09      16,125
     (0.74)       (0.03)       (0.06)        0.31      14.91     8.09       9,639
     (0.87)       (0.05)       (0.06)        0.31      14.90     9.19       2,642
     (0.80)       (0.05)       (0.06)        0.29      14.88     8.53           2
 ---------------------------------------------------------------------------------
     (0.90)          --        (0.07)        0.23      14.59     8.72      68,859
     (0.79)          --        (0.07)        0.24      14.61     7.96       8,041
     (0.17)          --           --         0.22      14.60     2.72d      1,196
     (0.20)          --           --         0.22      14.59     2.94d      1,894
     (0.19)          --           --         0.22      14.59     2.85d          2
 ---------------------------------------------------------------------------------
     (0.92)          --           --        (0.11)     14.36     5.80      30,603
     (0.41)          --           --         0.26      14.37     4.85d        234
 ---------------------------------------------------------------------------------
     (0.94)          --           --         1.00      14.47    14.90      29,503
 ---------------------------------------------------------------------------------

                                                            Ratios assuming no
                                                         voluntary waiver of fees
                                                          or expense limitations
                                                         -----------------------------
                                               Ratio of
                                                 net                      Ratio of net
                                   Ratio of   investment   Ratio of        investment
                                 net expenses   income     expenses          income        Portfolio
                                  to average  to average  to average       to average      turnover
                                  net assets  net assets  net assets       net assets       rate e
----------------------------------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                0.98%       5.63%              1.33%            5.28%  277.64%
1999 - Class B Shares                1.73        4.88               2.08             4.53   277.64
1999 - Class C Shares                1.73        4.89               2.08             4.54   277.64
1999 - Institutional Shares          0.58        6.07               0.93             5.72   277.64
1999 - Service Shares                1.08        5.56               1.43             5.21   277.64
----------------------------------------------------------------------------------------------------
1998 - Class A Shares                0.76        5.53               1.53             4.76   315.43
1998 - Class B Shares                1.51        4.76               2.05             4.22   315.43
1998 - Class C Shares                1.51        4.59               2.05             4.05   315.43
1998 - Institutional Shares          0.51        5.82               1.05             5.28   315.43
1998 - Service Shares                1.01        5.48               1.55             4.94   315.43
----------------------------------------------------------------------------------------------------
1997 - Class A Shares                0.50        6.38               1.82             5.06   395.75
1997 - Class B Shares                1.25        5.59               2.32             4.52   395.75
1997 - Class C Shares
 (commenced August 15)               1.25c       5.45c              2.32c            4.38c  395.75
1997 - Institutional Shares
 (commenced August 15)               0.25c       7.03c              1.32c            5.96c  395.75
1997 - Service Shares
 (commenced August 15)               0.75c       6.49c              1.82c            5.42c  395.75
----------------------------------------------------------------------------------------------------
1996 - Class A Shares                0.50        6.42               1.89             5.03   485.09
1996 - Class B Shares
 (commenced May 1)                   1.25c       5.65c              2.39c            4.51c  485.09
----------------------------------------------------------------------------------------------------
1995 - Class A Shares                0.47        6.67               2.34             4.80   449.53
----------------------------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Includes the effect of mortgage dollar roll transactions.

                      [This page intentionally left blank]

 MUNICIPAL INCOME FUND




                                                      Income (loss) from
                                                    investment operationsa
                                                   -------------------------
                                                               Net realized
                                                              and unrealized
                                         Net asset            gain (loss) on
                                          value,      Net       investment
                                         beginning investment  and futures
                                         of period   income    transactions
----------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                     $15.47     $0.63        $(1.29)
1999 - Class B Shares                      15.47      0.51         (1.28)
1999 - Class C Shares                      15.47      0.51         (1.28)
1999 - Institutional Shares                15.47      0.70         (1.30)
1999 - Service Shares                      15.48      0.65         (1.32)
----------------------------------------------------------------------------
1998 - Class A Shares                      14.99      0.65          0.50
1998 - Class B Shares                      15.00      0.53          0.49
1998 - Class C Shares                      14.99      0.53          0.50
1998 - Institutional Shares                15.00      0.68          0.50
1998 - Service Shares                      14.99      0.64          0.49
----------------------------------------------------------------------------
1997 - Class A Shares                      14.37      0.67          0.62
1997 - Class B Shares                      14.37      0.56          0.63
1997 - Class C Shares
 (commenced August 15)                     14.85      0.12          0.14
1997 - Institutional Shares
 (commenced August 15)                     14.84      0.15          0.16
1997 - Service Shares
 (commenced August 15)                     14.84      0.14          0.15
----------------------------------------------------------------------------
1996 - Class A Shares                      14.17      0.65          0.20
1997 - Class B Shares (commenced May 1)    14.03      0.27          0.34
----------------------------------------------------------------------------
1995 - Class A Shares                      13.08      0.67          1.09
----------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

                                                                      APPENDIX B





    Distributions to shareholders
  -------------------------------------
                              From
                          net realized     Net
     From      In excess    gain on     increase                          Net assets   Ratio of
     net         of net    investment  (decrease)    Net asset            at end of  net expenses
  investment   investment and futures    in net       value,      Total     period    to average
    income       income   transactions asset value end of period returnb  (in 000s)   net assets
-------------------------------------------------------------------------------------------------
    $(0.65)      $   --      $(0.09)     $(1.40)      $14.07      (4.46)%  $90,443       0.94%
     (0.52)       (0.01)      (0.09)      (1.39)       14.08      (5.10)     9,334       1.69
     (0.51)       (0.02)      (0.09)      (1.39)       14.08      (5.10)     4,379       1.69
     (0.70)       (0.01)      (0.09)      (1.40)       14.07      (4.07)    16,197       0.54
     (0.63)          --       (0.09)      (1.39)       14.09      (4.49)         2       1.04
-------------------------------------------------------------------------------------------------
     (0.64)          --       (0.03)       0.48        15.47       7.79     91,158       0.87
     (0.52)          --       (0.03)       0.47        15.47       6.91      6,722       1.62
     (0.52)          --       (0.03)       0.48        15.47       6.98      2,862       1.62
     (0.68)          --       (0.03)       0.47        15.47       8.00      6,154       0.58
     (0.61)          --       (0.03)       0.49        15.48       7.68          2       1.08
-------------------------------------------------------------------------------------------------
     (0.67)          --          --        0.62        14.99       9.23     64,553       0.85
     (0.56)          --          --        0.63        15.00       8.48      1,750       1.60
     (0.12)          --          --        0.14        14.99       1.75d       130       1.60c
     (0.15)          --          --        0.16        15.00       2.10d       351       0.60c
     (0.14)          --          --        0.15        14.99       1.93d         2       1.10c
-------------------------------------------------------------------------------------------------
     (0.65)          --          --        0.20        14.37       6.13     52,267       0.85
     (0.27)          --          --        0.34        14.37       4.40d       255       1.60c
-------------------------------------------------------------------------------------------------
     (0.67)          --          --        1.09        14.17      13.79     53,797       0.76
-------------------------------------------------------------------------------------------------

                                                 Ratios assuming no
                                              voluntary waiver of fees
                                               or expense limitations
                                              ------------------------------

                                 Ratio of net                  Ratio of net
                                  investment   Ratio of         investment
                                    income     expenses           income         Portfolio
                                  to average  to average        to average       turnover
                                  net assets  net assets        net assets         rate
------------------------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                4.15%               1.14%             3.95%   70.31%
1999 - Class B Shares                3.40                1.89              3.20    70.31
1999 - Class C Shares                3.40                1.89              3.20    70.31
1999 - Institutional Shares          4.58                0.74              4.38    70.31
1999 - Service Shares                4.35                1.24              4.15    70.31
------------------------------------------------------------------------------------------
1998 - Class A Shares                4.25                1.64              3.48    56.51
1998 - Class B Shares                3.44                2.16              2.90    56.51
1998 - Class C Shares                3.38                2.16              2.84    56.51
1998 - Institutional Shares          4.41                1.12              3.87    56.51
1998 - Service Shares                4.21                1.62              3.67    56.51
------------------------------------------------------------------------------------------
1997 - Class A Shares                4.60                1.62              3.83   153.12
1997 - Class B Shares                3.74                2.12              3.22   153.12
1997 - Class C Shares
 (commenced August 15)               3.24c               2.12c             2.72c  153.12
1997 - Institutional Shares
 (commenced August 15)               4.41c               1.12c             3.89c  153.12
1997 - Service Shares
 (commenced August 15)               4.24c               1.62c             3.72c  153.12
------------------------------------------------------------------------------------------
1996 - Class A Shares                4.58                1.55              3.88   344.13
1996 - Class B Shares
 (commenced May 1)                   3.55c               2.05c             3.10c  344.13
------------------------------------------------------------------------------------------
1995 - Class A Shares                4.93                1.49              4.20   335.55
------------------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

                      [This page intentionally left blank]

 CORE FIXED INCOME FUND


                                                        Income (loss) from
                                                      investment operationsa
                                                     -------------------------
                                           Net asset
                                            value,      Net      Net realized
                                           beginning investment and unrealized
                                           of period   income    gains (loss)
------------------------------------------------------------------------------
For the Years Ended October 31,
1999-Class A Shares                         $10.25     $0.54        $(0.61)
1999-Class B Shares                          10.28      0.48         (0.62)
1999-Class C Shares                          10.28      0.47         (0.62)
1999-Institutional Shares                    10.28      0.58         (0.62)
1999-Administration Sharesg                  10.27      0.40f        (0.41)f
1999-Service Shares                          10.28      0.54         (0.62)
------------------------------------------------------------------------------
1998-Class A Shares                          10.06      0.59          0.27
1998-Class B Shares                          10.09      0.52          0.27
1998-Class C Shares                          10.09      0.52          0.27
1998-Institutional Shares                    10.08      0.61          0.29
1998-Administration Shares                   10.07      0.57          0.29
1998-Service Shares                          10.09      0.56          0.27
------------------------------------------------------------------------------
1997-Class A Shares (commenced May 1)         9.70      0.30          0.36
1997-Class B Shares (commenced May 1)         9.72      0.27          0.37
1997-Class C Shares (commenced August 15)     9.93      0.11          0.16
1997-Institutional Shares                     9.85      0.64          0.23
1997-Administration Shares                    9.84      0.62          0.23
1997-Service Shares                           9.86      0.59          0.23
------------------------------------------------------------------------------
1996-Institutional Shares                    10.00      0.64         (0.07)
1996-Administrative Shares
 (commenced February 28)                      9.91      0.41         (0.07)
1996-Service Shares (commenced March 13)      9.77      0.38          0.09
------------------------------------------------------------------------------
1995-Institutional Shares                     9.24      0.64          0.76
------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Includes the effect of mortgage dollar roll transactions.

(f) Calculated based on average shares outstanding methodology.

(g) Administration Shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

                                                                      APPENDIX B

  Distributions to shareholders
  ---------------------------------
                                      Net
                                    increase   Net             Net assets  Ratio of
               In excess           (decrease) asset              at end      net
   From net      of net   From net   in net   value,               of      expenses
  investment   investment realized   asset    end of   Total     period   to average
    income       income    gains     value    period  returnb  (in 000s)  net assets
------------------------------------------------------------------------------------
    $(0.53)      $  --     $(0.15)   $(0.75)  $ 9.50   (0.68)%  $ 65,368     0.94%
     (0.47)         --      (0.15)    (0.76)    9.52   (1.47)     14,654     1.69
     (0.46)         --      (0.15)    (0.76)    9.52   (1.51)      7,443     1.69
     (0.57)         --      (0.15)    (0.76)    9.52   (0.37)    216,973     0.54
     (0.40)         --      (0.15)    (0.56)    9.71g  (0.13)d        --     0.79c
     (0.53)         --      (0.15)    (0.76)    9.52   (0.87)      8,172     1.04
------------------------------------------------------------------------------------
     (0.59)      (0.02)     (0.06)     0.19    10.25    8.76      56,267     0.74
     (0.52)      (0.02)     (0.06)     0.19    10.28    7.94       7,209     1.49
     (0.52)      (0.02)     (0.06)     0.19    10.28    7.94       5,587     1.49
     (0.61)      (0.03)     (0.06)     0.20    10.28    9.15     195,730     0.46
     (0.57)      (0.03)     (0.06)     0.20    10.27    8.88      12,743     0.71
     (0.56)      (0.02)     (0.06)     0.19    10.28    8.50       5,263     0.96
------------------------------------------------------------------------------------
     (0.30)         --         --      0.36    10.06    6.94d      9,336     0.70c
     (0.27)         --         --      0.37    10.09    6.63d        621     1.45c
     (0.11)         --         --      0.16    10.09    2.74d        272     1.45c
     (0.64)         --         --      0.23    10.08    9.19      79,230     0.45
     (0.62)         --         --      0.23    10.07    8.92       6,176     0.70
     (0.59)         --         --      0.23    10.09    8.65       1,868     0.95
------------------------------------------------------------------------------------
     (0.64)         --      (0.08)    (0.15)    9.85    5.98      72,061     0.45
     (0.41)         --         --     (0.07)    9.84    3.56d        702     0.70c
     (0.38)         --         --      0.09     9.86    4.90d        381     0.95c
------------------------------------------------------------------------------------
     (0.64)         --         --      0.76    10.00   15.72      55,502     0.45
------------------------------------------------------------------------------------

                                             Ratios assuming no
                                             voluntary waiver of
                                                    fees
                                                 or expense
                                                 limitations
                                            ---------------------
                                  Ratio of              Ratio of
                                    net                   net
                                 investment  Ratio of  investment
                                   income    expenses    income   Portfolio
                                 to average to average to average turnover
                                 net assets net assets net assets   ratee
---------------------------------------------------------------------------
For the Years Ended October 31,
1999-Class A Shares                 5.57%      0.98%      5.53%    279.67%
1999-Class B Shares                 4.83       1.73       4.79     279.67
1999-Class C Shares                 4.82       1.73       4.78     279.67
1999-Institutional Shares           5.97       0.58       5.93     279.67
1999-Administration Sharesg         5.63c      0.83c      5.59c    279.67
1999-Service Shares                 5.50       1.08       5.46     279.67
---------------------------------------------------------------------------
1998-Class A Shares                 5.58       1.21       5.11     271.50
1998-Class B Shares                 4.82       1.75       4.56     271.50
1998-Class C Shares                 4.81       1.75       4.55     271.50
1998-Institutional Shares           5.95       0.72       5.69     271.50
1998-Administration Shares          5.70       0.97       5.44     271.50
1998-Service Shares                 5.44       1.22       5.18     271.50
---------------------------------------------------------------------------
1997-Class A Shares
 (commenced May 1)                  6.13c      1.33c      5.50c    361.27
1997-Class B Shares
 (commenced May 1)                  5.28c      1.83c      4.90c    361.27
1997-Class C Shares
 (commenced August 15)              4.84c      1.83c      4.46c    361.27
1997-Institutional Shares           6.53       0.83       6.15     361.27
1997-Administration Shares          6.27       1.08       5.89     361.27
1997-Service Shares                 6.00       1.33       5.62     361.27
---------------------------------------------------------------------------
1996-Institutional Shares           6.51       0.83       6.13     414.20
1996-Administrative Shares
 (commenced February 28)            6.41c      1.08c      6.03c    414.20
1996-Service Shares
 (commenced March 13)               6.37c      1.33c      5.99c    414.20
---------------------------------------------------------------------------
1995-Institutional Shares           6.56       0.96       6.05     382.26

--------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Includes the effect of mortgage dollar roll transactions.

(f) Calculated based on average shares outstanding methodology.

(g) Administration Shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

                      [This page intentionally left blank]

 GLOBAL INCOME FUND




                                                          Income (loss) from
                                                        investment operationsa
                                                       -------------------------
                                             Net asset
                                              value,      Net      Net realized
                                             beginning investment and unrealized
                                             of period   income    gain (loss)
--------------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                         $15.65     $0.62e       $(0.78)e
1999 - Class B Shares                          15.63      0.53         (0.78)
1999 - Class C Shares                          15.60      0.53         (0.77)
1999 - Institutional Shares                    15.64      0.71         (0.77)
1999 - Service Shares                          15.64      0.64         (0.79)
--------------------------------------------------------------------------------
1998 - Class A Shares                          15.10      0.72e         0.90e
1998 - Class B Shares                          15.08      0.63e         0.92e
1998 - Class C Shares                          15.06      0.63e         0.91e
1998 - Institutional Shares                    15.09      0.82e         0.90e
1998 - Service Shares                          15.09      0.74e         0.91e
--------------------------------------------------------------------------------
1997 - Class A Shares                          14.53      0.59          0.77
1997 - Class B Shares                          14.53      0.72          0.56
1997 - Class C Shares (commenced August 15)    14.80      0.16          0.29
1997 - Institutional Shares                    14.52      0.88          0.56
1997 - Service Shares (commenced March 12)     14.69      0.53          0.39
--------------------------------------------------------------------------------
1996 - Class A Shares                          14.45      0.71          0.80
1996 - Class B Shares (commenced May 1)        14.03      0.34          0.52
1996 - Institutional Shares                    14.45      1.15          0.42
--------------------------------------------------------------------------------
1995 - Class A Shares                          13.43      0.89          1.07
1995 - Institutional Shares
 (commenced August 1)                          14.09      0.22          0.40
--------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Calculated based on the average shares outstanding methodology.

                                                                      APPENDIX B





 Distributions to shareholders
--------------------------------
                                      Net
                                   increase   Net asset          Net assets   Ratio of
 From net                From     (decrease)   value,            at end of  net expenses
investment   From    net realized   in net     end of    Total     period    to average
  income    capital     gains     asset value  period   returnb  (in 000s)   net assets
 ---------------------------------------------------------------------------------------
  $(0.61)   $(0.03)     $(0.36)     $(1.16)    $14.49    (1.14)%  $271,832      1.34%
   (0.55)    (0.02)      (0.36)      (1.18)     14.45    (1.74)     16,724      1.84
   (0.55)    (0.02)      (0.36)      (1.17)     14.43    (1.68)      7,786      1.84
   (0.71)    (0.03)      (0.36)      (1.16)     14.48    (0.49)    279,621      0.69
   (0.63)    (0.03)      (0.36)      (1.17)     14.47    (1.06)      1,115      1.19
 ---------------------------------------------------------------------------------------
   (1.01)       --       (0.06)       0.55      15.65    11.21     217,362      1.31
   (0.94)       --       (0.06)       0.55      15.63    10.66       8,135      1.83
   (0.94)       --       (0.06)       0.54      15.60    10.65       4,090      1.83
   (1.11)       --       (0.06)       0.55      15.64    11.95     178,532      0.66
   (1.04)       --       (0.06)       0.55      15.64    11.43       1,058      1.16
 ---------------------------------------------------------------------------------------
   (0.79)       --          --        0.57      15.10     9.66     167,096      1.17
   (0.73)       --          --        0.55      15.08     9.04       3,465      1.71
   (0.19)       --          --        0.26      15.06     3.03d        496      1.71c
   (0.87)       --          --        0.57      15.09    10.26      60,929      0.65
   (0.52)       --          --        0.40      15.09     6.42d        151      1.15c
 ---------------------------------------------------------------------------------------
   (1.43)       --          --        0.08      14.53    11.05     198,665      1.16
   (0.36)       --          --        0.50      14.53     6.24d        256      1.70c
   (1.50)       --          --        0.07      14.52    11.55      54,254      0.65
 ---------------------------------------------------------------------------------------
   (0.94)       --          --        1.02      14.45    15.08     245,835      1.29
   (0.26)       --          --        0.36      14.45     4.42d     31,619      0.65c
 ---------------------------------------------------------------------------------------

                                                 Ratios assuming no
                                              voluntary waiver of fees
                                               or expense limitations
                                              ------------------------------




                                 Ratio of net                  Ratio of net
                                  investment   Ratio of         investment
                                    income     expenses           income         Portfolio
                                  to average  to average        to average       turnover
                                  net assets  net assets        net assets         rate
------------------------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                4.12%               1.72%             3.74%  158.27%
1999 - Class B Shares                3.60                2.22              3.22   158.27
1999 - Class C Shares                3.60                2.22              3.22   158.27
1999 - Institutional Shares          4.75                1.07              4.37   158.27
1999 - Service Shares                4.28                1.57              3.90   158.27
------------------------------------------------------------------------------------------
1998 - Class A Shares                4.71                1.75              4.27   229.91
1998 - Class B Shares                4.19                2.24              3.78   229.91
1998 - Class C Shares                4.20                2.24              3.79   229.91
1998 - Institutional Shares          5.40                1.07              4.99   229.91
1998 - Service Shares                4.92                1.57              4.51   229.91
------------------------------------------------------------------------------------------
1997 - Class A Shares                5.19                1.60              4.76   383.72
1997 - Class B Shares                4.76                2.10              4.37   383.72
1997 - Class C Shares
 (commenced August 15)               4.98c               2.10c             4.59c  383.72
1997 - Institutional Shares          5.72                1.04              5.33   383.72
1997 - Service Shares
 (commenced March 12)                5.33c               1.54c             4.94c  383.72
------------------------------------------------------------------------------------------
1996 - Class A Shares                5.81                1.64              5.33   232.15
1996 - Class B Shares
 (commenced May 1)                   5.16c               2.14c             4.72c  232.15
1996 - Institutional Shares          6.35                1.11              5.89   232.15
------------------------------------------------------------------------------------------
1995 - Class A Shares                6.23                1.58              5.94   265.86
1995 - Institutional Shares
 (commenced August 1)                6.01c               1.08c             5.58c  265.86
------------------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Calculated based on the average shares outstanding methodology.

                      [This page intentionally left blank]

 HIGH YIELD FUND

                                             Income (loss) from investment
                                                      operationsa
                                            -------------------------------
                                                           Net realized
                                                          and unrealized
                                  Net asset               gain (loss) on
                                   value,      Net        investment and
                                  beginning investment   foreign currency
                                  of period   income   related transactions
---------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares              $ 9.16     $0.85           $(0.10)
1999 - Class B Shares                9.16      0.77            (0.09)
1999 - Class C Shares                9.16      0.78            (0.11)
1999 - Institutional Shares          9.17      0.90e           (0.12)e
1999 - Service Shares                9.17      0.86e           (0.12)e
---------------------------------------------------------------------------
1998 - Class A Shares                9.97      0.82            (0.85)
1998 - Class B Shares                9.97      0.75            (0.86)
1998 - Class C Shares                9.97      0.75            (0.86)
1998 - Institutional Shares          9.97      0.84            (0.83)
1998 - Service Shares                9.97      0.80            (0.84)
---------------------------------------------------------------------------
For the Period Ended October 31,
1997 - Class A Shares
 (commenced August 1)               10.00      0.17            (0.02)
1997 - Class B Shares
 (commenced August 1)               10.00      0.15            (0.02)
1997 - Class C Shares
 (commenced August 15)               9.97      0.14             0.01
1997 - Institutional Shares
 (commenced August 1)               10.00      0.18            (0.02)
1997 - Service Shares
 (commenced August 1)               10.00      0.17            (0.02)
---------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge was taken into account.

(c) Annualized.

(d) Not annualized.

(e) Calculated based on the average shares outstanding methodology.

                                                                      APPENDIX B



   Distributions to
     shareholders
---------------------
   From     In excess                                  Net assets   Ratio of
    net       of net   Net decrease Net asset          at end of  net expenses
investment  investment    in net    value, end  Total    period    to average
  income      income   asset value  of period  returnb (in 000s)   net assets
------------------------------------------------------------------------------
  $(0.84)     $   --      $(0.09)     $9.07      8.06%  $524,674      1.16%
   (0.76)         --       (0.08)      9.08      7.38     39,907      1.91
   (0.76)         --       (0.09)      9.07      7.26     10,078      1.91
   (0.87)         --       (0.09)      9.08      8.49    257,498      0.76
   (0.83)         --       (0.09)      9.08      7.95        280      1.26
------------------------------------------------------------------------------
   (0.78)         --       (0.81)      9.16     (0.70)   401,626      1.09
   (0.70)         --       (0.81)      9.16     (1.43)    29,256      1.84
   (0.70)         --       (0.81)      9.16     (1.43)     8,532      1.84
   (0.81)         --       (0.80)      9.17     (0.32)    97,547      0.84
   (0.76)         --       (0.80)      9.17     (0.79)       447      1.34
------------------------------------------------------------------------------
   (0.17)      (0.01)      (0.03)      9.97      1.50d   325,911      0.95c
   (0.15)      (0.01)      (0.03)      9.97      1.31d    10,308      1.70c
   (0.14)      (0.01)         --       9.97      1.46d     1,791      1.70c
   (0.18)      (0.01)      (0.03)      9.97      1.58d         2      0.70c
   (0.17)      (0.01)      (0.03)      9.97      1.46d         2      1.20c
------------------------------------------------------------------------------

                                                 Ratios assuming
                                             no expense limitations
                                            -------------------------
                                Ratio of                  Ratio of
                             net investment  Ratio of  net investment
                                 income      expenses      income     Portfolio
                               to average   to average   to average   turnover
                               net assets   net assets   net assets     rate
-------------------------------------------------------------------------------
For the Years Ended October
 31,
1999 - Class A Shares             9.06%        1.22%        9.00%       59.04%
1999 - Class B Shares             8.30         1.97         8.24        59.04
1999 - Class C Shares             8.26         1.97         8.20        59.04
1999 - Institutional Shares       9.50         0.82         9.44        59.04
1999 - Service Shares             8.92         1.32         8.86        59.04
-------------------------------------------------------------------------------
1998 - Class A Shares             8.25         1.36         7.98       113.44
1998 - Class B Shares             7.61         1.88         7.57       113.44
1998 - Class C Shares             7.61         1.88         7.57       113.44
1998 - Institutional Shares       9.47         0.88         9.43       113.44
1998 - Service Shares             9.17         1.38         9.13       113.44
-------------------------------------------------------------------------------
For the Period Ended
 October 31,
1997 - Class A Shares
 (commenced August 1)             7.06c        1.57c        6.44c       44.80d
1997 - Class B Shares
 (commenced August 1)             6.28c        2.07c        5.91c       44.80d
1997 - Class C Shares
 (commenced August 15)            6.17c        2.07c        5.80c       44.80d
1997 - Institutional Shares
 (commenced August 1)             7.16c        1.07c        6.79c       44.80d
1997 - Service Shares
 (commenced August 1)             6.69c        1.57c        6.32c       44.80d
-------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge was taken into account.

(c) Annualized.

(d) Not annualized.

(e) Calculated based on the average shares outstanding methodology.

                      [This page intentionally left blank]

Index

   1 General Investment
     Management Approach
   3 Fund Investment Objectives
     and Strategies
       3 Goldman Sachs Adjustable
         Rate Government Fund
       4 Goldman Sachs Short
         Duration Government Fund
       5 Goldman Sachs Short
         Duration Tax-Free Fund
       6 Goldman Sachs Government
         Income Fund
       7 Goldman Sachs Municipal
         Income Fund
       8 Goldman Sachs Core Fixed
         Income Fund
       9 Goldman Sachs Global
         Income Fund
      11 Goldman Sachs High Yield
         Municipal Fund
      13 Goldman Sachs High Yield
         Fund

  16 Other Investment
     Practices and Securities
  20 Principal Risks of the
     Funds
  25 Fund Performance
  34 Fund Fees and Expenses
  46 Service Providers
  53 Dividends
  55 Shareholder Guide
       55 How to Buy Shares
       66 How to Sell Shares
  77 Taxation
  80 Appendix A
     Additional Information on
     Portfolio Risks,
     Securities and Techniques
 102 Appendix B
     Financial Highlights

Fixed Income Funds
Prospectus (Class A, B and C Shares)

 FOR MORE INFORMATION


 Annual/Semi-annual Report
 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

 Statement of Additional Information

 Additional information about the Funds and their policies is also available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Pro-spectus).

 The Funds' annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-526-7384

 By mail - Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois
 60606 - 6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC EDGAR database - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

                            [LOGO OF GOLDMAN SACHS]

        The Funds' investment company registration number is 811-5349.

512717
FIPROABC

  GOLDMAN SACHS FIXED INCOME FUNDS

  Prospectus

Institutional
Shares

March 1, 2000



 .Goldman Sachs
 Adjustable Rate
 Government Fund

 .Goldman Sachs Short
 Duration Government Fund

 .Goldman Sachs Short
 Duration Tax-Free Fund

 .Goldman Sachs
 Government Income Fund

 .Goldman Sachs
 Municipal Income Fund

 .Goldman Sachs Core
 Fixed Income Fund

 .Goldman Sachs
 Global Income Fund

 .Goldman Sachs
 High Yield Municipal Fund

 .Goldman Sachs
 High Yield Fund

  THE SECURITIES AND EXCHANGE COMMISSION
  HAS NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY
  OF THIS PROSPECTUS. ANY REPRESENTATION
  TO THE CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE
  FEDERAL DEPOSIT INSURANCE CORPORATION OR
  ANY OTHER GOVERNMENT AGENCY. AN
  INVESTMENT IN A FUND INVOLVES INVESTMENT
  RISKS, INCLUDING POSSIBLE LOSS OF
  PRINCIPAL.


[LOGO OF GOLDMAN SACHS]

NOT FDIC-INSURED               May Lose Value           Bank Guarantee

General Investment Management Approach

 Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, High Yield Municipal and High Yield Funds. Goldman Sachs Funds Man-agement, L.P. serves as investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management Interna-tional serves as investment adviser to the Global Income Fund. Goldman Sachs Asset Management, Goldman Sachs Funds Management, L.P., and Goldman Sachs Asset Management International are each referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Fixed Income Investing Philosophy:
 Active Management Within a Risk-Managed Framework
 The Investment Adviser employs a disciplined, multi-step process to evaluate potential investments:
 1. Sector Allocation--The Investment Adviser assesses the relative value of different investment sectors (such as U.S. corporate, asset-backed and mort-gage-backed securities) to create investment strategies that meet each Fund's objectives.
 2. Security Selection--In selecting securities for each Fund, the Investment Adviser draws on the extensive resources of Goldman Sachs, including fixed-income research professionals.
 3. Yield Curve Strategies--The Investment Adviser adjusts the term structure of the Funds based on its expectations of changes in the shape of the yield curve while closely controlling the overall duration of the Fund.

 The Investment Adviser de-emphasizes interest rate predictions as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

 With every fixed-income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs' extensive research capabilities.

--------------------------------------------------------------------------------

 Each of the Funds described in this Prospectus has a target duration. A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless other-wise noted.

 Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one nationally recognized statistical rating organization ("NRSRO") even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are deter-mined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund's minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. This is so even if the downgrade causes the aver-age credit quality of the Fund to be lower than that stated in the Prospec-tus. Furthermore, during this period, the Investment Adviser will only buy securities at or above the Fund's average rating requirement. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

Fund Investment Objectives and Strategies

 Goldman Sachs Adjustable Rate Government Fund

        FUND FACTS
--------------------------------------------------------------------------------

   Duration (under Target = Six-Month to One-Year U.S. Treasury Security normal interest Maximum = 2 years rate conditions):

 Expected Approxi-  9-month U.S. Treasury bill
     mate Interest
 Rate Sensitivity:

   Credit Quality:  U.S. Government Securities and repurchase agreements col-
                    lateralized by such securities

       Benchmarks:  Six-Month and One-Year U.S. Treasury Security


 INVESTMENT OBJECTIVE


 The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 65% of its total assets in securities issued or guaranteed by the U.S. government, its agen-cies, instrumentalities or sponsored enterprises ("U.S. Government Securi-ties") that are adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securi-ties, including:
 .Fixed rate mortgage pass-through securities
 .Other securities representing an interest in or collateralized by adjust-
  able rate and fixed rate mortgage loans ("Mortgage-Backed Securities") .Repurchase agreements collateralized by U.S. Government Securities

 Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

Goldman Sachs Short Duration Government Fund

         FUND FACTS
--------------------------------------------------------------------------------

    Duration (under   Target = Two-Year U.S. Treasury Security plus or minus
    normal interest   0.5 years
  rate conditions):   Maximum = 3 years

  Expected Approxi-   2-year U.S. Treasury note
 mate Interest Rate
       Sensitivity:

    Credit Quality:   U.S. Government Securities and repurchase agreements
                      collateralized by such securities

         Benchmark:   Two-Year U.S. Treasury Security


 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collater-alized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Short Duration Tax-Free Fund

         FUND FACTS
--------------------------------------------------------------------------------

    Duration (under   Target = Lehman Brothers Three-Year Municipal Bond Index
    normal interest   plus or minus 0.5 years
  rate conditions):   Maximum = 4 years

  Expected Approxi-   3-year municipal bond
 mate Interest Rate
       Sensitivity:

    Credit Quality:   Minimum = BBB or Baa by a NRSRO at the
                      time of purchase, or, if unrated, deter-mined by the Investment Adviser to be of comparable quality

         Benchmark:   Lehman Brothers Three-Year Municipal Bond Index


 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal conditions, at least 80% of its net assets in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof ("Munici-pal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purpos-es), and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund's investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund's net assets. The interest from private activity bonds (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

Goldman Sachs Government Income Fund

         FUND FACTS
--------------------------------------------------------------------------------

    Duration (under   Target = Lehman Brothers Mutual Fund Government/Mortgage
    normal interest   Index plus or minus 1 year
  rate conditions):   Maximum = 6 years

  Expected Approxi-   5-year U.S. Treasury note
 mate Interest Rate
       Sensitivity:

    Credit Quality:   U.S. Government Securities; non-U.S. Government Securi-
                      ties rated AAA or Aaa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality

         Benchmark:   Lehman Brothers Mutual Fund Government/Mortgage Index


 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income, consistent with safety of principal.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collater-alized by such securities. The remainder of the Fund's assets may be invested in non-government securities such as privately issued Mortgage-Backed Securities, asset-backed securities and corporate securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Municipal Income Fund

         FUND FACTS
--------------------------------------------------------------------------------

    Duration (under   Target = Lehman Brothers 15-Year Municipal Bond Index
    normal interest   plus or minus one year
  rate conditions):   Maximum = 12 years

  Expected Approxi-   15-year municipal bond
 mate Interest Rate
       Sensitivity:

    Credit Quality:
                      Minimum = BBB/Baa at the time of purchase; Weighted Average = AA or Aa
                      Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

         Benchmark:   Lehman Brothers 15-Year Municipal Bond Index


 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular fed-eral income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its net assets in private activity bonds, the interest from which (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

Goldman Sachs Core Fixed Income Fund

         FUND FACTS
--------------------------------------------------------------------------------

    Duration (under   Target = Lehman Brothers Aggregate Bond Index plus or
    normal interest   minus one year
  rate conditions):   Maximum = 6 years

  Expected Approxi-   5-year U.S. Treasury note
 mate Interest Rate
       Sensitivity:

    Credit Quality:   Minimum = BBB or Baa; Minimum for non-U.S. dollar denom-
                      inated securities = AA or Aa
                      Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

         Benchmark:   Lehman Brothers Aggregate Bond Index


 INVESTMENT OBJECTIVE


 The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities and asset-backed secu-rities. The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. The Fund's investments in non-U.S. dollar denom-inated obligations will not exceed 25% of its total assets at the time of investment, of which 10% may be invested in obligations of issuers in coun-tries with emerging markets or economies ("emerging countries"). In pursuing its investment objective, the Fund uses the Index as its performance bench-mark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Global
Income Fund

         FUND FACTS
--------------------------------------------------------------------------------

    Duration (under   Target = J.P. Morgan Global Government Bond Index
    normal interest   (hedged) plus or minus 2.5 years
  rate conditions):   Maximum = 7.5 years

  Expected Approxi-   6-year government bond
 mate Interest Rate
       Sensitivity:

    Credit Quality:
                      Minimum = BBB or Baa at time of purchase; at least 50% of total assets = AAA or Aaa
                      Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

         Benchmark:   J.P. Morgan Global Government Bond Index (hedged)


 INVESTMENT OBJECTIVE


 The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests primarily in a portfolio of high quality fixed-income secu-rities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will:
 .Have at least 30% of its total assets, after considering the effect of cur-
  rency positions, denominated in U.S. dollars
 .Invest in securities of issuers in at least three countries
 .Seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations

 The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund's total assets will be invested in securities of issuers in any other

Goldman Sachs Global Income Fund continued

 single foreign country. The Fund may also invest up to 10% of its total assets in issuers in emerging countries.

 The fixed-income securities in which the Fund may invest include:
 .U.S. Government Securities and custodial receipts therefor
 .Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities
 .Corporate debt securities
 .Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion
 .Commercial paper
 .Mortgage-Backed Securities and asset-backed securities

 The Global Income Fund is "non-diversified" under the Investment Company Act of 1940 (the "Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds. Therefore, the Global Income Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs High Yield Municipal Fund

         FUND FACTS
--------------------------------------------------------------------------------

    Duration (under   Target = Lehman Brothers Municipal Bond Index plus or
    normal interest   minus 2 years
  rate conditions):   Maximum = 12 years

  Expected Approxi-   15-20-year municipal bond
 mate Interest Rate
       Sensitivity:

    Credit Quality:
                      At least 65% of total assets = BB or Ba or lower at the time of investment or, if unrated, determined by the Investment Adviser to be of comparable quality

        Benchmarks:   Lehman Brothers Municipal Bond Index and Lehman Brothers
                      High Yield Municipal Bond Index


 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital apprecia-tion.

 PRINCIPAL INVESTMENT STRATEGIES

 The Fund invests, under normal circumstances, at least 65% of its total assets in high-yield Municipal Securities that, at the time of investment, are non-investment grade securities. Non-investment grade securities are securities rated BB, Ba or below by a NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable quality. Moreover, under normal circumstances, the Fund may invest up to 35% of its total assets in invest-ment grade fixed-income securities.

 In pursuing its principal investment strategy, the Investment Adviser will assess the relative value in the Municipal Securities market from both a credit and yield curve perspective. Tax-exempt securities offering the high current income sought by the Fund are ordinarily in the medium and lower rating categories of NRSROs (BB/Ba or lower).

 Under normal circumstances, the Fund invests at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular fed-eral income tax (i.e., excluded from gross income for federal income tax purposes).

Goldman Sachs High Yield Municipal Fund continued

 The Fund may invest up to 100% of its net assets in private activity bonds, the interest from which (including the Fund's distributions of such inter-est) may be a preference item for purposes of the federal alternative mini-mum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

 Recognizing that the high-yield municipal market may consist of a limited number of attractive investment opportunities at any one time, the Invest-ment Adviser may temporarily close the Fund to new investors in circum-stances where it believes that a sufficient quantity of appropriate high-yield Municipal Securities are not available in the market place. This determination will not preclude existing shareholders from purchasing or redeeming Fund shares.

 The High Yield Municipal Fund is "non-diversified" under the Act, and may invest more of its assets in fewer issuers than "diversified" mutual funds. Therefore, the High Yield Municipal Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

 Non-investment grade fixed-income securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with simi-lar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
High Yield Fund

         FUND FACTS
--------------------------------------------------------------------------------

    Duration (under   Target = Lehman Brothers High Yield Bond Index plus or
    normal interest   minus 2.5 years
  rate conditions):   Maximum = 7.5 years

  Expected Approxi-   6-year U.S. Treasury note
 mate Interest Rate
       Sensitivity:

    Credit Quality:   At least 65% of total assets = BB or Ba or lower at the
                      time of investment or, if unrated, determined by the Investment Adviser to be of comparable quality.


         Benchmark:   Lehman Brothers U.S. Corporate High Yield Bond Index

 INVESTMENT OBJECTIVE

 The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES

 The Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed-income securities that, at the time of invest-ment, are non-investment grade securities. Non-investment grade securities are securities rated BB, Ba or below by a NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including:
 .Senior and subordinated corporate debt obligations (such as bonds, deben-
  tures, notes and commercial paper)
 .Convertible and non-convertible corporate debt obligations
 .Loan participations
 .Custodial receipts
 .Municipal Securities
 .Preferred stock

 The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denomi-nated in any currency.

Goldman Sachs High Yield Fund continued


 Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed-income securities, including U.S. Govern-ment Securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund.

 Non-investment grade fixed-income securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with simi-lar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.

 CREDIT QUALITY

 For your information, set forth below is the distribution of ratings for the portfolio securities (including commercial paper and non-convertible bonds) held by the Fund on October 31, 1999, the last day of the Fund's fiscal year.

                                 Percentage of
                                 Fund's assets
 ---------------------------------------------
  AAA/Aaa                              2.3%
  AA/Aa                                0.0%
  A                                    0.0%
  BBB/Baa                              1.5%
  BB/Ba                                9.7%
  B                                   79.3%
  CCC/Caa                              5.6%
  Not rated
   Comparable to A                     0.0%
   Comparable to BBB/Baa               0.0%
   Comparable to BB/Ba or lower        0.0%
   Comparable to CCC                   1.6%
 ---------------------------------------------
                                     100.0%
 ---------------------------------------------

                      [This page intentionally left blank]

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securi-ties. Numbers in this table show allowable usage only; for actual usage, con-sult the Funds' annual and semi-annual reports. For more information see Appen-dix A.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)

 . No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund

                                    Adjustable   Short     Short
                                       Rate     Duration  Duration Government
                                    Government Government Tax-Free   Income
                                       Fund       Fund      Fund      Fund
-----------------------------------------------------------------------------
Investment Practices
Borrowings                            33 1/3     33 1/3    33 1/3    33 1/3
Credit and Interest Rate Swaps*         .          .         .         .
Currency Options and Futures            --         --        --        --
Cross Hedging of Currencies             --         --        --        --
Currency Swaps*                         --         --        --        --
Financial Futures Contracts             .          .         .         .
Forward Foreign Currency Exchange
 Contracts                              --         --        --        --
Interest Rate Floors, Caps and
 Collars                                .          .         .         .
Mortgage Dollar Rolls                   .          .         --        .
Mortgage Swaps*                         .          .         --        .
Options (including Options on
 Futures)                               .          .         .         .
Options on Foreign Currencies           --         --        --        --
Repurchase Agreements                   .          .         .         .
Securities Lending                    33 1/3     33 1/3    33 1/3    33 1/3
Standby Commitments and Tender
 Option Bonds                           --         --        .         --
When-Issued Securities and Forward
 Committments                           .          .         .         .
-----------------------------------------------------------------------------

--Not permitted

 * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

 ** These Funds may enter into repurchase agreements collateralized by securi-ties issued by foreign governments.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES







Municipal        Core Fixed             Global             High Yield
  Income           Income               Income             Municipal              High Yield
   Fund             Fund                 Fund                 Fund                   Fund
---------------------------------------------------------------------------------------------
  33 1/3           33 1/3               33 1/3               33 1/3                 33 1/3
    .                .                    .                    .                      .
    --               .                    .                    --                     .
    --               .                    .                    --                     .
    --               .                    .                    --                     .
    .                .                    .                    .                      .
    --               .                    .                    --                     .
    .                .                    .                    .                      .
    --               .                    .                    --                     --
    --               .                    .                    --                     .
    .                .                    .                    .                      .
    --               .                    .                    --                     .
    .                .**                  .**                  .                      .**
  33 1/3           33 1/3               33 1/3               33 1/3                 33 1/3
    .                --                   --                   .                      --
    .                .                    .                    .                      .
---------------------------------------------------------------------------------------------

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 .  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
-- Not permitted

                                      Adjustable   Short     Short
                                         Rate     Duration  Duration Government
                                      Government Government Tax-Free   Income
                                         Fund       Fund      Fund      Fund
-------------------------------------------------------------------------------
Investment Securities
Asset-Backed Securities                   ./1/       ./1/      .         .
Bank Obligations                          --         --        --        .
Convertible Securities                    --         --        .         --
Corporate Debt Obligations and Trust
 Preferred Securities                     --         --        .         .
Emerging Country Securities               --         --        --        --
Foreign Securities/2/                     --         --        --        --
Loan Participations                       --         --        --        --
Mortgage-Backed Securities
Adjustable Rate Mortgage Loans            .          .         --        .
Collateralized Mortgage Obligations       .          .         --        .
Multiple Class Mortgage-Backed
 Securities                               .          .         --        .
Privately Issued Mortgage-Backed
 Securities                               --         --        --        .
Stripped Mortgage-Backed Securities       .          .         --        .
Non-Investment Grade Fixed
 Income Securities                        --         --        --        --
Preferred Stock, Warrants and Rights      --         --        --        --
Structured Securities*                    .          .         .         .
Taxable Municipal Securities              --         --        .         --
Tax-Free Municipal Securities             --         --        80+       .
Temporary Investments                     .          .         ./5/      .
U.S. Government Securities                .          .         .         .
-------------------------------------------------------------------------------


 * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
 1 Adjustable Rate Government and Short Duration Government Funds may only invest in asset-backed securities that are issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises.
 2 Includes issuers domiciled in one country and issuing securities denomi-nated in the currency of another.

 3 Of the Funds' investments in foreign securities, 10% of each Fund's total assets in the aggregate may be invested in emerging country securities.

 4 High Yield Municipal and High Yield Funds may invest up to 35% of their respective total assets in investment grade securities under normal condi-tions.
 5 Short-Duration Tax-Free, Municipal Income and High Yield Municipal Funds may invest no more than 20% of their net assets in taxable investments under normal conditions.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES






Municipal        Core Fixed             Global              High Yield
  Income           Income               Income              Municipal              High Yield
   Fund             Fund                 Fund                  Fund                   Fund
-----------------------------------------------------------------------------------------------
    .                .                    .                     .                      .
    --               .                    .                     --                     .
    .                .                    --                    .                      .
    .                .                    .                     .                      .
    --               10/3/                10/3/                 --                    25/7/
    --               25                   25                    --                     ./7/
    --               --                   --                    --                     .
    --               .                    .                     --                     .
    --               .                    .                     --                     .
    --               .                    .                     --                     .
    --               .                    .                     --                     .
    --               .                    .                     --                     .
    --               --                   --                    65+/4/                 65+/4/
    --               --                   --                    --                     .
    .                .                    .                     .                      .
    20               .                    --                    20                     .
    80+              .                    --                    80+                    .
   ./5/              .                    .                  ./5/,/6/                 ./6/
    .                .                    .                     .                      .
-----------------------------------------------------------------------------------------------

 6 High Yield Municipal and High Yield Funds may for this purpose invest in investment grade securities without limit.

 7 The High Yield Fund may invest up to 25% of its total assets in securities not denominated in U.S. dollars and in emerging country securities denomi-nated in any currency.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


 .Applicable
--Not Applicable

                            Adjustable   Short-    Short-
                               Rate     Duration  Duration Government
                            Government Government Tax-Free   Income
                               Fund       Fund      Fund      Fund
---------------------------------------------------------------------
Interest Rate                   .          .         .         .
Credit/Default                  .          .         .         .
Call                            .          .         .         .
Extension                       .          .         .         .
Derivatives                     .          .         .         .
U.S. Government Securities      .          .         .         .
Market                          .          .         .         .
Management                      .          .         .         .
Liquidity                       .          .         .         .
Non-Diversification             --         --        --        --
Foreign                         --         --        --        --
Emerging Countries              --         --        --        --
Junk Bond                       --         --        --        --
Tax                             --         --        .         --
---------------------------------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS



Municipal        Core Fixed             Global             High Yield
  Income           Income               Income             Municipal              High Yield
   Fund             Fund                 Fund                 Fund                   Fund
--------------------------------------------------------------------------------------------
    .                .                    .                    .                      .
    .                .                    .                    .                      .
    .                .                    .                    .                      .
    .                .                    .                    .                      .
    .                .                    .                    .                      .
    .                .                    .                    .                      .
    .                .                    .                    .                      .
    .                .                    .                    .                      .
    .                .                    .                    .                      .
   --                --                   .                    .                      --
   --                .                    .                    --                     .
   --                .                    .                    --                     .
   --                --                   --                   .                      .
    .                --                   --                   .                      --
--------------------------------------------------------------------------------------------

All Funds:

 .Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

 .Credit/Default Risk--The risk that an issuer or guarantor of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. With respect to the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds, risk of loss from payment default may exist where Municipal Securities are backed by foreign letters of credit or guarantees.
 .Call Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
 .Extension Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.
 .Derivatives Risk--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative investments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
 .U.S. Government Securities Risk--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.
 .Market Risk--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.
 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

 .Liquidity Risk--The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment

                                                    PRINCIPAL RISKS OF THE FUNDS

 categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the "Asset Allocation Portfolios") expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund's net asset value ("NAV").

Specific Funds:

 .Non-Diversification Risk--The Global Income and High Yield Municipal Funds are non-diversified, meaning that each Fund is permitted to invest more of its assets in fewer issuers than "diversified" mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom, as well as in the securities of U.S. issuers. Concentration of the Global Income Fund's investments in such issuers will subject the Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

 .Foreign Risk--The Core Fixed Income, Global Income and High Yield Funds will be subject to risks of loss with respect to their foreign investments that are not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Funds will also be subject to the risk of negative foreign currency rate fluctua-tions. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

 .Emerging Countries Risk--The Core Fixed Income, Global Income and High Yield Funds may invest in emerging countries. The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liq-uid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.

 ."Junk Bond" Risk--The High Yield Municipal and High Yield Funds will invest in non-investment grade fixed-income securities (commonly known as "junk bonds") that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

 .Tax Risk--The Short Duration Tax-Free, Municipal Income and High Yield Munici-pal Funds may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing fed-eral income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securi-ties. This could in turn affect a Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels. Additionally, these Funds would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local income tax consequences of their investments.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED

 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Insti-tutional Shares from year to year; and (b) how the average annual returns of a Fund's Institutional Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limi-tations in effect. If expense limitations were not in place, a Fund's per-formance would have been reduced. The High Yield Municipal Fund as of the date of this Prospectus had less than one calendar year's performance, therefore, no performance information is provided in this section.

Adjustable Rate Government Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q1 "95

       2.26%

 Worst Quarter

 Q2 "94

       0.14%


[GRAPH]

 1992   1993   1994   1995   1996   1997   1998   1999
------ ------ ------ ------ ------ ------ ------ ------
 5.57%  3.78%  1.94%  7.63%  6.68%  6.27%  4.05%  5.15%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999        1 Year 5 Years Since Inception
 -----------------------------------------------------------------------------
  Institutional Shares (Inception 7/17/91)       5.15%  5.95%       5.29%
  Six-Month U.S. Treasury Security*              4.64%  5.52%       5.01%
  One-Year U.S. Treasury Security*               4.03%  5.85%       5.35%
  Lehman Brothers Mutual Fund Short (1-2) U.S.
   Government Index**                            3.42%  6.27%       5.83%
 -----------------------------------------------------------------------------

 * The Six-Month and One-Year U.S. Treasury Securities, as reported by Merrill Lynch, do not reflect any fees or expenses.
** The Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index, an unmanaged index, does not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Short Duration Government Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q2 "89

       5.10%

 Worst Quarter

 Q1 "94

      -0.63%


[GRAPH]

 1990   1991   1992   1993   1994   1995   1996   1997   1998   1999
------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 9.08%  9.89%  6.00%  4.96%  0.45% 11.01%  5.82%  6.99%  5.74%  3.14%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1999                                1 Year 5 Years 10 Years Since Inception
 ----------------------------------------------------------------------------
  Institutional Shares (Inception
   8/15/88)                            3.14%  6.51%    6.27%       6.69%
  Two-Year U.S. Treasury Security*     1.89%  6.10%    6.31%       6.77%
  Lehman Brothers Mutual Fund Short
   (1-3)
   U.S. Government Index**             2.97%  6.47%    6.56%       6.93%
 ----------------------------------------------------------------------------

 * The Two-Year U.S. Treasury Security, as reported by Merrill Lynch, does not reflect any fees or expenses.
** The Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index, an unmanaged index, does not reflect any fees or expenses.

Short Duration Tax-Free Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q1 "93

       2.20%

 Worst Quarter

 Q1 "94

      -1.79%

[GRAPH]

 1993   1994   1995   1996   1997   1998   1999
------ ------ ------ ------ ------ ------ ------
 6.20% -0.45%  6.73%  4.71%  5.37%  4.69%  1.23%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999     1 Year 5 Years Since Inception
 --------------------------------------------------------------------------
  Institutional Shares (Inception 10/1/92)    1.23%  4.53%       4.08%
  Lehman Brothers Three-Year Municipal Bond
   Index*                                     1.97%  5.17%       4.63%
 --------------------------------------------------------------------------

 *The Lehman Brothers Three-Year Municipal Bond Index, an unmanaged index, does not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Government Income Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q3 "98

       4.30%

 Worst Quarter

 Q2 "99

      -0.98%


[GRAPH]

 1998   1999
------ ------
 7.89% -0.83%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999           1 Year   Since Inception
 --------------------------------------------------------------------------
  Institutional Shares (Inception 8/15/97)         (0.83)%       4.74%
  Lehman Brothers Mutual Fund Government/Mortgage
   Index*                                          (0.54)%       5.34%
 --------------------------------------------------------------------------

 *The Lehman Brothers Mutual Fund Government/Mortgage Index, an unmanaged index, does not reflect any fees or expenses.

Municipal Income Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q3 "98

       2.81%

 Worst Quarter

 Q2 "99

      -2.80%


[GRAPH]

 1998   1999
------ ------
 5.87% -4.59%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999         1 Year   Since Inception
 ------------------------------------------------------------------------
  Institutional Shares (Inception 8/15/97)       (4.59)%       2.41%
  Lehman Brothers 15-Year Municipal Bond Index*  (2.50)%       3.81%
 ------------------------------------------------------------------------

 * The Lehman Brothers 15-Year Municipal Bond Index, an unmanaged index, is a total return performance benchmark for the 15-year maturity, investment-grade tax-exempt bond market. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Core Fixed Income Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q2"95

       5.99%

 Worst Quarter

 Q1"96

      -1.89%


[GRAPH]

 1995   1996   1997   1998   1999
------ ------ ------ ------ ------
18.09%  4.02%  9.51%  7.96% -1.02%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999   1 Year   5 Years Since Inception
 --------------------------------------------------------------------------
  Institutional Shares (Inception 1/5/94)  (1.02)%   7.53%       5.85%
  Lehman Brothers Aggregate Bond Index*    (0.82)%   7.73%       5.89%
 --------------------------------------------------------------------------

 *The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any fees or expenses.

Global Income Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q3 "98

       5.70%

 Worst Quarter

 Q2 "99

      -1.60%


[GRAPH]

 1996   1997   1998   1999
------ ------ ------ ------
 9.89% 10.31% 10.85% -0.89%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999    1 Year   3 Years Since Inception
 ---------------------------------------------------------------------------
  Institutional Shares (Inception 8/1/95)   (0.89)%   6.62%       8.57%
  J.P. Morgan Global Government Bond Index
   (hedged)*                                 0.72 %   7.55%       8.60%
 ---------------------------------------------------------------------------

 * The J.P. Morgan Global Government Bond Index (hedged), an unmanaged index, does not reflect any fees or expenses.

                                                                FUND PERFORMANCE

High Yield Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q4 "98

       5.13%

 Worst Quarter

 Q3 "98

      -6.52%



[GRAPH]

 1998   1999
------ ------
 3.32%  4.89%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999                 1 Year Since Inception
 ------------------------------------------------------------------------------
  Institutional Shares (Inception 8/1/97)                4.89%       5.21%
  Lehman Brothers U.S. Corporate High Yield Bond Index*  2.39%       3.30%
 ------------------------------------------------------------------------------

 *The Lehman Brothers U.S. Corporate High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any fees or expenses.

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.

                                            Adjustable   Short     Short
                                               Rate     Duration  Duration
                                            Government Government Tax-Free
                                               Fund       Fund      Fund
--------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                     None       None      None
Maximum Deferred Sales Charge (Load)           None       None      None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                          None       None      None
Redemption Fees                                None       None      None
Exchange Fees                                  None       None      None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees/2/                            0.40%      0.50%     0.40%
Distribution and Service Fees                  None       None      None
Other Expenses/3/                             0.13%      0.17%     0.26%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                0.53%      0.67%     0.66%
--------------------------------------------------------------------------

See page 36 for all other footnotes.

  * As a result of the current waivers and expense limi-tations, "Other Expenses" and "Total Fund Operating
    Expenses" of the Funds which are actually incurred are as set forth below. The waivers and expense limi-tations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other
    Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                     Adjustable   Short     Short
                                                        Rate     Duration  Duration
                                                     Government Government Tax-Free
                                                        Fund       Fund      Fund
 ----------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees/2/                                   0.40%      0.50%     0.35%
  Distribution and Service Fees                         None       None      None
  Other Expenses/3/                                    0.09%      0.04%     0.04%
 ----------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current
   waivers and expense limitations)                    0.49%      0.54%     0.39%
 ----------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES




Government     Municipal       Core Fixed       Global       High Yield
  Income        Income           Income         Income       Municipal        High Yield
   Fund          Fund             Fund           Fund           Fund             Fund
----------------------------------------------------------------------------------------
    None          None            None           None           None             None
    None          None            None           None           None             None
    None          None            None           None           None             None
    None          None            None           None           None             None
    None          None            None           None           None             None
   0.65%         0.55%           0.40%          0.90%          0.55%            0.70%
    None          None            None           None           None             None
   0.28%         0.19%           0.18%          0.17%          0.44%            0.12%
----------------------------------------------------------------------------------------
   0.93%         0.74%           0.58%          1.07%          0.99%            0.82%
----------------------------------------------------------------------------------------




  Government     Municipal     Core Fixed     Global     High Yield
    Income        Income         Income       Income     Municipal      High Yield
     Fund          Fund           Fund         Fund         Fund           Fund
 ---------------------------------------------------------------------------------
    0.54%          0.50%         0.40%        0.65%        0.55%          0.70%
     None           None          None         None         None           None
    0.04%          0.04%         0.14%        0.04%        0.04%          0.06%
 ---------------------------------------------------------------------------------
    0.58%          0.54%         0.54%        0.69%        0.59%          0.76%
 ---------------------------------------------------------------------------------

Fund Fees and Expenses continued

 /1/The Funds' annual operating expenses are based on actual expenses, except for the High Yield Municipal Fund which are based on estimated amounts for the current fiscal year.

 /2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Short Duration Tax-Free, Government Income, Munici-pal Income and Global Income Funds equal to 0.05%, 0.11%, 0.05% and 0.25%, respectively of such Fund's average daily net assets. As a result of fee waivers, the current management fees of the Short Duration Tax-Free, Govern-ment Income, Municipal Income and Global Income Funds are 0.35%, 0.54%, 0.50% and 0.65%, respectively, of such Funds' average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser. /3/"Other Expenses" include transfer agency fees equal to 0.04% of the aver-
   age daily net assets of each Fund's Institutional Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntar-ily agreed to reduce or limit "Other Expenses" of each Fund (excluding man-agement fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the fol-lowing percentages of each Fund's average daily net assets:

                               Other
  Fund                        Expenses
 -------------------------------------
  Adjustable Rate Government   0.05%
  Short Duration Government    0.00%
  Short Duration Tax-Free      0.00%
  Government Income            0.00%
  Municipal Income             0.00%
  Core Fixed Income            0.10%
  Global Income                0.00%
  High Yield Municipal         0.00%
  High Yield                   0.02%

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institu-tional shares of a Fund for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Fund                        1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------
Adjustable Rate Government   $ 54   $170    $296    $  665
-----------------------------------------------------------
Short Duration Government    $ 68   $214    $373    $  835
-----------------------------------------------------------
Short Duration Tax-Free      $ 67   $211    $368    $  822
-----------------------------------------------------------
Government Income            $ 95   $296    $515    $1,143
-----------------------------------------------------------
Municipal Income             $ 76   $237    $411    $  918
-----------------------------------------------------------
Core Fixed Income            $ 59   $186    $324    $  726
-----------------------------------------------------------
Global Income                $109   $340    $590    $1,306
-----------------------------------------------------------
High Yield Municipal         $101   $315     N/A       N/A
-----------------------------------------------------------
High Yield                   $ 84   $262    $455    $1,014
-----------------------------------------------------------

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regard-ing such charges. Such fees, if any, may affect the return such customers real-ize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other com-pensation in connection with the sale and distribution of Institutional Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Shareholder Guide" in the Pro-spectus and "Other Information" in the Statement of Additional Information ("Additional Statement").

Service Providers

 INVESTMENT ADVISERS



  Investment Adviser         Fund
 ------------------------------------------------------
  Goldman Sachs Asset
   Management ("GSAM")       Short Duration Tax-Free
  32 Old Slip                Government Income
  New York, New York 10005   Municipal Income
                             Core Fixed Income
                             High Yield Municipal
                             High Yield
 ------------------------------------------------------
  Goldman Sachs Funds
   Management, L.P.
   ("GSFM")                  Adjustable Rate Government
  32 Old Slip                Short Duration Government
  New York, New York 10005
 ------------------------------------------------------
  Goldman Sachs Asset
   Management International
   ("GSAMI")                 Global Income
  133 Peterborough Court
  London EC4A 2BB
  England
 ------------------------------------------------------

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM, GSAMI and GSFM. Goldman Sachs registered as an invest-ment adviser in 1981. GSAMI, a member of the Investment Management Regula-tory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. The Goldman Sachs Group, L.P., which controlled the Investment Advisers, merged into the Goldman Sachs Group, Inc. as a result of an initial public offering. As of December 31, 1999, GSAM, GSAMI and GSFM, along with other units of IMD, had assets under management of $258.5 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain

                                                               SERVICE PROVIDERS

 proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate alloca-tions among categories of issuers and types of securities.

 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds
 .Provides personnel to perform necessary executive, administrative and clerical services to the Funds
 .Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund's average daily net assets):

                                               Actual Rate for the
                                               Fiscal Period Ended
                              Contractual Rate October 31, 1999
 -----------------------------------------------------------------
  GSAM:
 -----------------------------------------------------------------
  Short Duration Tax-Free          0.40%              0.35%
 -----------------------------------------------------------------
  Government Income                0.65%              0.54%
 -----------------------------------------------------------------
  Municipal Income                 0.55%              0.50%
 -----------------------------------------------------------------
  Core Fixed Income                0.40%              0.40%
 -----------------------------------------------------------------
  High Yield Municipal             0.55%               N/A
 -----------------------------------------------------------------
  High Yield                       0.70%              0.70%
 -----------------------------------------------------------------
  GSFM:
 -----------------------------------------------------------------
  Adjustable Rate Government       0.40%              0.40%
 -----------------------------------------------------------------
  Short Duration Government        0.50%              0.50%
 -----------------------------------------------------------------
  GSAMI:
 -----------------------------------------------------------------
  Global Income                    0.90%              0.65%
 -----------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 FUND MANAGERS


 Fixed Income Portfolio Management Team
 .The fixed-income portfolio management team is comprised of a deep team of sector specialists
 .The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation

 .The team manages approximately $50.5 billion in fixed-income assets for retail, institutional and high net worth clients

U.S. Fixed Income-Investment Management Team

                                                 Years Primarily
 Name and Title   Fund Responsibility            Responsible     Five Year Employment History
---------------------------------------------------------------------------------------------
 Jonathan A.          Senior Portfolio               Since         Mr. Beinner joined the
 Beinner              Manager-- Adjustable Rate                    Investment Adviser in
 Managing              Government                    1992          1990. He became a
 Director and         Short Duration Government      1992          portfolio manager in
 Co-Head U.S.         Government Income              1992          1992.
 Fixed Income         Core Fixed Income              1992
---------------------------------------------------------------------------------------------
 James B. Clark       Portfolio Manager--            Since         Mr. Clark joined the
 Vice President       Adjustable Rate                              Investment Adviser in
                       Government                    1994          1994 as a portfolio
                      Short Duration Government      1994          manger after working as
                      Government Income              1994          an investment manager in
                      Core Fixed Income              2000          the mortgage-backed
                                                                   securities group at
                                                                   Travelers Insurance
                                                                   Company.
---------------------------------------------------------------------------------------------
 Peter A. Dion        Portfolio Manager--            Since         Mr. Dion joined the
 Vice President       Adjustable Rate                              Investment Adviser in
                       Government                    1995          1992. From 1994 to 1995
                      Short Duration Government      1995          he was an associate
                                                                   portfolio manager. He
                                                                   became a portfolio
                                                                   manager in 1995.
---------------------------------------------------------------------------------------------
 C. Richard Lucy                                     Since         Mr. Lucy joined the
 Managing             Senior Portfolio                             Investment Adviser in
 Director and         Manager-- Adjustable Rate                    1992 as a portfolio
 Co-Head U.S.          Government                    1992          manager.
 Fixed Income         Short Duration Government      1992
                      Government Income              1992
                      Core Fixed Income              1992
---------------------------------------------------------------------------------------------
 James P.             Portfolio Manager--            Since         Mr. McCarthy joined the
 McCarthy             Adjustable Rate                              Investment Adviser in
 Vice President        Government                    1995          1995 as a portfolio
                      Short Duration Government      1995          manager after working
                                                                   four years at Nomura
                                                                   Securities, where he was
                                                                   an assistant vice
                                                                   president and an
                                                                   adjustable rate mortgage
                                                                   trader.
---------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS


U.S. Fixed Income-Municipal Investment Management Team

                                        Years Primarily
 Name and Title   Fund Responsibility   Responsible     Five Year Employment History
------------------------------------------------------------------------------------
 Ben Barber        Portfolio Manager--       Since        Mr. Barber joined the
 Vice President    Short Duration Tax-       1999         Investment Adviser in
                   Free                      1999         1999 as a portfolio
                   Municipal Income          2000         manager. Prior to his
                   High Yield                             current position, he
                   Municipal                              managed high yield
                                                          municipal and municipal
                                                          bond funds at Franklin
                                                          Templeton for eight
                                                          years.
------------------------------------------------------------------------------------
 Tom Kenny         Senior                    Since        Mr. Kenny joined the
 Managing          Portfolio Manager--       1999         Investment Adviser in
 Director and      Short Duration Tax-       1999         1999 as a senior
 Head of           Free                      2000         portfolio manager.
 Municipal Bond    Municipal Income                       Previously, he spent 13
 Portfolio         High Yield                             years at Franklin
 Management        Municipal                              Templeton where he was a
                                                          portfolio manager of high
                                                          yield municipal and
                                                          municipal funds, Director
                                                          of Municipal Research and
                                                          Director of the Municipal
                                                          Bond Department.
------------------------------------------------------------------------------------

U.S. Fixed Income-High Yield Investment Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible     Five Year Employment History
----------------------------------------------------------------------------------------------
 Rachel Golder         Portfolio Manager--             Since        Ms. Golder joined the
 Vice President        High Yield                      1997         Investment Adviser in
 and Director of                                                    1997 as a portfolio
 High Yield                                                         manager. She is
 Credit Research                                                    responsible for managing
                                                                    high yield assets. Prior
                                                                    to joining the
                                                                    Investment Adviser, she
                                                                    spent six years at Saudi
                                                                    International Bank as a
                                                                    high yield credit
                                                                    analyst and portfolio
                                                                    manager.
----------------------------------------------------------------------------------------------
 Andrew Jessop         Senior Portfolio Manager--      Since        Mr. Jessop joined the
 Vice President        High Yield                      1997         Investment Adviser in
                                                                    1997 as a portfolio
                                                                    manager. He is
                                                                    responsible for managing
                                                                    high yield assets.
                                                                    Previously, he worked
                                                                    six years managing high
                                                                    yield portfolios at
                                                                    Saudi International Bank
                                                                    in London.
----------------------------------------------------------------------------------------------
 Michael L.            Senior Portfolio Manager--      Since        Mr. Pasternak is a
 Pasternak             High Yield                      1997         product manager for high
 Vice President                                                     yield assets and
                                                                    contributes to the
                                                                    management of high yield
                                                                    assets. He joined the
                                                                    Investment Adviser in
                                                                    1997 as a portfolio
                                                                    manager. Prior to that,
                                                                    he spent eight years
                                                                    managing high yield
                                                                    corporate bond and loan
                                                                    portfolios at Saudi
                                                                    International Bank in
                                                                    London.
----------------------------------------------------------------------------------------------

                                      Years Primarily
 Name and Title   Fund Responsibility Responsible     Five Year Employment History
----------------------------------------------------------------------------------
 Christopher       Portfolio               Since       Mr. Testa joined the
 Testa             Manager--               1997        Investment Adviser in 1994.
 Vice President    High Yield                          He became a portfolio
                                                       manager in 1996. He has
                                                       been responsible for
                                                       managing high yield assets
                                                       since 1997.
----------------------------------------------------------------------------------

Global Fixed Income--Investment Management Team

                                      Years Primarily
 Name and Title   Fund Responsibility Responsible     Five Year Employment History
----------------------------------------------------------------------------------
 Stephen           Senior Portfolio        Since       Mr. Fitzgerald joined the
 Fitzgerald        Manager--               1992        Investment Adviser in 1992
 Managing          Global Income                       as a portfolio manager.
 Director and
 Chief
 Investment
 Officer for
 International
 Fixed Income
----------------------------------------------------------------------------------
 Philip Moffitt    Portfolio               Since       Philip joined the
 Executive         Manager--               2000        Investment Adviser in 1999
 Director;         Global Income                       as a portfolio manager.
 Senior Currency   Fund                                Prior to joining the
 Portfolio                                             Investment Adviser he
 Manager                                               worked for three years as a
                                                       proprietary trader for
                                                       Tokai Asia Ltd in Hong
                                                       Kong. Before that Philip
                                                       spent ten years with
                                                       Bankers Trust Asset
                                                       Management in Australia,
                                                       where he was a Managing
                                                       Director responsible for
                                                       all active global fixed
                                                       income funds as well as a
                                                       member of the Asset
                                                       Allocation Committee.
----------------------------------------------------------------------------------
 Andrew Wilson     Portfolio               Since       Mr. Wilson joined the
 Managing          Manager--               1995        Investment Adviser in 1995
 Director          Global Income                       as a portfolio manager.
                                                       Prior to his current
                                                       position, he spent three
                                                       years as an Assistant
                                                       Director at Rothschild
                                                       Asset Management, where he
                                                       was responsible for
                                                       managing global and
                                                       international bond
                                                       portfolios with specific
                                                       focus on the U.S.,
                                                       Canadian, Australian and
                                                       Japanese economies.
----------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS

                                      Years Primarily
 Name and Title   Fund Responsibility Responsible     Five Year Employment History
----------------------------------------------------------------------------------
 Jennifer Youde    Portfolio               Since       Jennifer joined the
 Executive         Manager--               2000        Investment Adviser in 1996
 Director          Global Income                       as a portfolio manager and
                   Fund                                is a member of the Global
                                                       Bond Team. Prior to this,
                                                       she was at CINMan for
                                                       thirteen years, where she
                                                       ran the Japanese and Far
                                                       Eastern equity portfolios
                                                       for six years, before
                                                       taking over the management
                                                       of the global bond and
                                                       index-linked portfolios.
----------------------------------------------------------------------------------

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regula-tory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000

 Goldman Sachs spent a total of approximately $185 million over the past sev-eral years to address the potential hardware, software and other computer and technology issues and related concerns associated with the transition to Year 2000 and to confirm that its service providers did the same. As a result of those efforts, Goldman Sachs has not experienced any material dis-ruptions in its operations in connection with, or following, the transition to the Year 2000.

Dividends

Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Funds' net investment income. The Funds also intend that all net realized capital gains (after taking into account any available capital loss carryovers) will be declared as a dividend at least annually. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash dividends are elected with respect to the Fund's monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund's annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from capital gains are declared and paid as follows:

                            Investment Income    Capital Gains
                                Dividends        Distributions
                            ------------------ -----------------
Fund                        Declared  Paid     Declared and Paid
----------------------------------------------------------------
Adjustable Rate Government  Daily     Monthly      Annually
----------------------------------------------------------------
Short Duration Government   Daily     Monthly      Annually
----------------------------------------------------------------
Short Duration Tax-Free     Daily     Monthly      Annually
----------------------------------------------------------------
Government Income           Daily     Monthly      Annually
----------------------------------------------------------------
Municipal Income            Daily     Monthly      Annually
----------------------------------------------------------------
Core Fixed Income           Daily     Monthly      Annually
----------------------------------------------------------------
Global Income               Monthly   Monthly      Annually
----------------------------------------------------------------
High Yield Municipal        Daily     Monthly      Annually
----------------------------------------------------------------
High Yield                  Daily     Monthly      Annually
----------------------------------------------------------------

From time to time a portion of a Fund's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or undistributed realized appreciation of the Fund's portfolio securities. Therefore, subsequent distri-butions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions there-of) represent a return of a portion of the purchase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Institutional Shares.

 HOW TO BUY SHARES


 How Can I Purchase Institutional Shares Of The Funds?

 You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:
 .Wire federal funds to The Northern Trust Company ("Northern"), as subcustodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian) on the next business day; or

 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds--(Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

 In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application attached to this Prospectus. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

 How Do I Purchase Shares Through A Financial Institution?
 Certain institutions (including banks, trust companies, brokers and invest-ment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of Goldman Sachs Trust (the "Trust"), purchase, redemption and exchange orders placed by or on behalf of their customers and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a busi-ness day, and the order will be priced at the Fund's NAV next determined after such acceptance.
 .Authorized institutions or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your institution or intermediary directly to learn whether it is authorized to accept orders for the Trust.

 These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds' Institutional Shares. These payments may be in addition to other payments borne by the Funds.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

                                                               SHAREHOLDER GUIDE


 What is My Minimum Investment in the Funds?


  Fund                             Type of Investor           Minimum Investment
 ----------------------------------------------------------------------------------
  Adjustable Rate          .Any investor                    $50,000 alone or in
  Government                                                combination with
  Short Duration                                            Institutional Shares
  Government                                                of other Goldman
  Short Duration Tax-Free                                   Sachs Funds
  Core Fixed Income
 ----------------------------------------------------------------------------------
  Government Income        .Individual investors            $10,000,000
  Municipal Income         .Qualified non-profit
  Global Income            organizations, charitable
  High Yield Municipal     trusts, foundations and
  High Yield               endowments
                           .Accounts over which
                           GSAM or its advisory
                           affiliates have investment
                           discretion
 ----------------------------------------------------------------------------------
  Government Income        .Banks, trust companies          $1,000,000 in
  Municipal Income         or other depository institutions Institutional Shares
  Global Income            investing for their own account  of a Fund alone or
  High Yield Municipal     or on behalf of their clients    in combination with
  High Yield               .Pension and profit sharing      other assets under
                           plans, pension funds and other   the management of
                           company-sponsored benefit plans  GSAM and its affiliates
                           .State, county, city or any
                           instrumentality, department,
                           authority or agency thereof
                           .Corporations with at least
                           $100 million in assets or in
                           outstanding publicly traded
                           securities
                           ."Wrap" account sponsors
                           (provided they have an agreement
                           covering the arrangement with
                           GSAM)
                           .Registered investment advisers
                           investing for accounts for which
                           they receive asset-based fees
 ----------------------------------------------------------------------------------

 The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment amounts.
 .Reject or restrict any purchase or exchange orders by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subse-quent abrupt redemption might be, of a size that would disrupt management of a Fund.
 .Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund's Investment Adviser.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Institutional Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = -----------------------------------------
           Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accu-rate quotations are not readily available, the fair value of the Funds' investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost.
 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). This occurs after the determination, if any, of income declared as a dividend (except in the case of the Global Income Fund). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
 .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

                                                               SHAREHOLDER GUIDE


 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities (for example, in foreign markets) but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

 When Will Shares Be Issued And Dividends Begin To Be Paid?
 Global Income Fund: If a purchase order is received in proper form before the Fund's NAV is determined, shares will be issued the same day and will be entitled to any dividend declared which have a record date on or after such purchase date.

 For all other Funds:

 .Shares Purchased by Federal Funds Wire:

  .If a purchase order in proper form specifies a settlement date and is received before the Fund's NAV is determined that day, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the business day after the purchase order is received; or
   (ii) the day that the federal funds wire is received by State Street.

  .If a purchase order in proper form does not specify a settlement date, shares will be issued and dividends will begin to accrue on the business day after payment is received.

 .Shares Purchased By Check or Federal Reserve Draft:
  .If a purchase order in proper form specifies a settlement date and is received before the Fund's NAV is determined that day, shares will be issued and dividends will begin to accrue on the business day after pay-ment is received.
  .If a purchase order in proper form does not specify a settlement date, shares will be issued and dividends will begin to accrue on the business day after payment is received.

 HOW TO SELL SHARES


 How Can I Sell Institutional Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institu-tional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemp-tion proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.


  Instructions For Redemptions:
 -------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to sell
                   .How and where to send the proceeds
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower - 60th Floor
                    Chicago, IL 60606-6372
 -------------------------------------------------------------------
  By Telephone:    If you have elected the telephone redemption
                   privilege on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 -------------------------------------------------------------------

 Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under "How Do I Purchase Shares Through A Financial Institution?"

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.

 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

                                                               SHAREHOLDER GUIDE


 How Are Redemption Proceeds Paid?
 By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption pro-ceeds may be delayed one additional business day.
 .To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Transfer Agent.
 .Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

 By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemp-tion request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Institutional Shares of each Fund (other than the Global Income Fund) earn dividends declared on the day the shares are redeemed.
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

 The Trust reserves the right to:

 .Redeem your shares if your account balance falls below $50 as a result of earlier redemptions. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days' prior writ-ten notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem your shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange Institutional Shares of a Fund at NAV for Institutional Shares of any other Goldman Sachs Fund. The exchange privilege may be mate-rially modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For
  Exchanging
  Shares:
 -----------------------------------------------------------------
  By Writing:        .Write a letter of instruction that includes:
                     .Your name(s) and signature(s)
                     .Your account number
                     .The Fund names and Class of Shares
                     .The dollar amount to be exchanged
                     .Mail the request to:
                      Goldman Sachs Funds
                      4900 Sears Tower--60th Floor
                      Chicago, IL 60606-6372
 -----------------------------------------------------------------
  By Telephone:      If you have elected the telephone exchange
                     privilege on your Account Application:
                     .1-800-621-2550
                      (8:00 a.m. to 4:00 p.m. New York time)
 -----------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange

                                                               SHAREHOLDER GUIDE

  instructions are in writing and are signed by an authorized person desig-nated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types of Reports Will I Be Sent Regarding Investments in Institutional Shares?

 You will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please con-tact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. The Funds do not generally provide sub-accounting servic-es.

Taxation

 TAXABILITY OF DISTRIBUTIONS

 As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax con-sequences of your investment in the Funds.

 Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

 Taxes on Distributions: Except for exempt-interest dividends paid by the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds, distributions of investment income are taxable as ordinary income for fed-eral tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Distributions from the Short Duration Tax-Free, Munic-ipal Income and High Yield Municipal Funds that are designated as "exempt interest dividends" are generally not subject to federal income tax (but may be subject to state or local taxes). Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain dis-tributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

 Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

 The Core Fixed Income, Global Income and High Yield Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in comput-ing their taxable income. Shareholders of the Global Income Fund may be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund elects to passthrough these taxes to you. Your January statement will provide the relevant foreign tax information to you.

 The Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds expect to distribute "exempt-interest dividends," attributable to tax-exempt
 inter     -

                                                                        TAXATION

 est earned by those Funds. However, investments in tax-exempt bonds can also result in the recognition of income or gain by a Fund, and thereby cause a portion of the Fund's distributions to shareholders to be taxable. Thus, if the value of a bond appreciates while the Fund owns it (aside from apprecia-tion attributable to original issue discount on the bond), and the Fund then sells the bond at a gain, that gain will generally not be exempt from tax-- whether or not the interest income on the bond is exempt. Gain recognized by a Fund on sales of appreciated bonds will generally be short-term or long-term capital gain depending on whether the Fund has held the bonds for more than one year, but "market discount" bonds can cause the Fund to recognize ordinary income. "Market discount" is a discount at which a bond is pur-chased that is attributable to a decline in the value of a bond after its original issuance. The market discount is then taken into account ratably over the bond's remaining term to maturity, and the portion that accrues during the Fund's holding period for the bond is generally treated as tax-able ordinary income to the extent of any realized gain on the bond upon disposition or maturity. Distributions attributable to ordinary income and short-term capital gain recognized by the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds will be taxable to you as ordinary income. Distributions attributable to the excess of Fund net long-term capi-tal gains over net short-term capital losses, and designated by the Fund as "capital gain dividends," will be taxable to you as long-term capital gain.

 You should note that a portion of the exempt-interest dividends paid by the Short Duration Tax-Free, Municipal Income, and High Yield Municipal Funds may be a

 preference item when determining your federal alternative minimum tax lia-bility. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Short Duration Tax-Free, Municipal Income, and High Yield Municipal Funds generally will not be deductible for federal income tax purposes.

 TAXABILITY OF SALES AND EXCHANGES

 Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purpos-es, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Gen-erally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. In addition, any loss realized on shares held for six months or less will be disallowed to the extent of any exempt-interest dividends that were received on the shares.

 OTHER INFORMATION

 When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

 A. General Portfolio Risks

 The Funds will be subject to the risks associated with fixed-income securi-ties. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), Mortgage-Backed Securities and asset-backed securities. For example, homeowners have the option to prepay their mort-gages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See "Financial Highlights" in Appendix B for a statement of the Funds' historical portfolio turnover rates.

 The following sections provide further information on certain types of secu-rities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Addi-tional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial positions and needs.

 B. Other Portfolio Risks


 Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agen-cies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 Risks of Derivative Investments. A Fund's transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars, struc-tured securities, inverse floating-rate securities, stripped mortgage-backed securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of deriv-ative instruments and the portfolio assets (if any) being hedged, the poten-tial illiquidity of the markets for derivative instruments, or the risks
 arising from margin requirements and related lever     -

                                                                      APPENDIX A

 age factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative invest-ments for non-hedging purposes (that is, to seek to increase total return), which is considered a speculative practice and presents even greater risk of loss.

 Derivative Mortgage-Backed Securities (such as principal-only ("POs"), interest-only ("IOs") or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securi-ties. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, par-ticular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

 Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are sub-ject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

 Risks of Foreign Investments. Certain Funds may invest in foreign invest-ments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such invest-ments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the cur-rency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the port-folio security. In addition, if the currency in which a Fund receives divi-dends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to Decem-ber 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU"), may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibil-ity of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of a Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a

                                                                      APPENDIX A

 default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging coun-tries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement vol-ume limitations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Invest-ing in emerging countries involves greater risk of loss due to expropria-tion, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to com-plete its contractual obligations. The creditworthiness of the local securi-ties firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than invest-

                                                                      APPENDIX A

 ments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund's invest-ments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse eco-nomic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Invest-ments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

 .Both domestic and foreign securities that are not readily marketable .Certain municipal leases and participation interests
 .Certain stripped Mortgage-Backed Securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options

 .Certain structured securities and all swap transactions

 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

 Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

 .U.S. Government Securities
 .Repurchase agreements collateralized by U.S. Government Securities

 Certain Funds may invest more than 20% of their respective net assets in taxable investments and in investment grade securities for temporary defen-sive purposes.

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investive objective.

 C. Portfolio Securities and Techniques


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 U.S. Government Securities and Related Custodial Receipts. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. gov-ernment agencies, instrumentalities or sponsored enterprises. U.S. Govern-ment Securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discre-tionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

 Interests in U.S. Government Securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentali-ties, political subdivisions or authorities. For certain securities law pur-poses, custodial receipts are not considered obligations of the U.S. govern-ment.

 Mortgage-Backed Securities. Certain Funds may invest in Mortgage-Backed Securities. Mortgage-Backed Securities represent direct or indirect partici-pations in, or are collateralized by and payable from, mortgage loans secured by real

                                                                      APPENDIX A

 property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of "credit enhancement." However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

 Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real prop-erty and other permitted investments.

 Mortgaged-Backed Securities also include stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives sub-stantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are gener-ally higher than prevailing market yields on other Mortgage-Backed Securi-ties because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of pre-payments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain posi-tions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to gener-ally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities gener-ally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support pay-ments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agen-cies or instrumentalities, the interest on which, in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alterna-tive minimum tax or from state or local taxes). Because of their tax-exempt status, the yields and market values of Municipal Securities may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities.

 Municipal Securities include both "general" and "revenue" bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

 Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity bonds, pre-refunded municipal securities and auction rate securi-ties.

 The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other con-ditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

                                                                      APPENDIX A

 In addition, Municipal Securities include municipal leases, certificates of participation and "moral obligation" bonds. A municipal lease is an obliga-tion issued by a state or local government to acquire equipment or facili-ties. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obliga-tion bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appro-priate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

 Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate sub-stantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, bro-ker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the insti-tution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in deter-mining the maturity of the tender option bonds and a Fund's average portfo-lio maturity. There is risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

 Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in Municipal Securi-ties. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

 Corporate Debt Obligations; Trust Preferred Securities; Convertible Securi-ties. Certain Funds may invest in corporate debt obligations, trust pre-ferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a speci-fied period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders.

 Convertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Con-vertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Foreign Currency Transactions. Certain Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Certain Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds also may enter into such transactions to seek to increase total return, which is considered a speculative practice.

 Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of cor-relation

                                                                      APPENDIX A

 between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive a Fund of unrealized prof-its, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 Structured Securities and Inverse Floaters. Certain Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multi-ple of changes in the value of the Reference. Consequently, structured secu-rities may present a greater degree of market risk than other types of fixed-income securities, and may be more volatile, less liquid and more dif-ficult to price accurately than less complex securities.

 Structured securities include, but are not limited to, inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

 Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon, deferred interest, pay-in-kind and cap-ital appreciation bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

 Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the ben-efits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

 Successful use of mortgage dollar rolls depends upon the Investment Advis-er's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experi-ence a loss. For financial reporting and tax purposes, the Funds treat mort-gage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write
 (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index comprised of securities in which it may invest. A Fund may also,

                                                                      APPENDIX A

 to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the- counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 Yield Curve Options. Each Fund may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securi-ties, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options pres-ent a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. Government Securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transac-tions on both U.S. and foreign exchanges.

 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to other-wise manage their term structures, sector selection and durations in accor-dance with their investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such con-tracts and options. A Fund will engage in futures and related options trans-actions for bona fide hedging purposes as defined in regulations of the Com-modity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immedi-ately thereafter the sum of the amount of initial margin deposits and premi-ums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets.

 Futures contracts and related options present the following risks:
 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to pur-chase or sell securities for a fixed price at a future date beyond the cus-tomary settlement period.

                                                                      APPENDIX A

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

 Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers' collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities, or capital loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Funds may also enter into repurchase agreements involving certain foreign government secu-rities.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agree-ment. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may trans-fer uninvested cash balances into a single joint account, the daily aggre-gate balance of which will be invested in one or more repurchase agreements.

 Borrowings and Reverse Repurchase Agreements. Each Fund can borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of its total assets. A Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of secu-rities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest). These transac-tions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agree-ments involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional princi-pal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate,

                                                                      APPENDIX A

 to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor enti-tles the purchaser, to the extent that a specified index falls below a pre-determined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transac-tions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment perfor-mance of a Fund would be less favorable than it would have been if these investment techniques were not used.

 Other Investment Companies. Each Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment compa-nies. Such other investment companies will have investment objectives, poli-cies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

 Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (com-monly known as "junk bonds") are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer's inability to meet principal and interest obli-gations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corpo-rate or municipal developments, interest rate sensitivity, negative percep-tions of the junk bond markets generally and less secondary market liquidity.

 Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less estab-lished companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business con-ditions. Non-investment grade securities are also issued by state, city, or local municipalities that may have difficulty in making all scheduled inter-est and principal payments.

 The market value of non-investment grade fixed-income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-invest-ment grade fixed-income securities may not be able to make use of more tra-ditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

 A holder's risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are gen-erally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securi-ties poses additional risk of loss should nonpayment of principal and inter-est continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any antici-pated income or appreciation is uncertain.

 The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institu-tional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securi-ties is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio invest-ments. A

                                                                      APPENDIX A

 less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

 Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

 Loan Participations. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an inter-est in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the "agent lender") to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had pur-chased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent lender may become insolvent.

 Preferred Stock, Warrants and Rights. Certain Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earn-ings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge). No financial highlights are included for the High Yield Municipal Fund because it had no operating his-tory prior to the date of this Prospectus.

 ADJUSTABLE RATE GOVERNMENT FUND


                                                         Income (loss) from
                                                       investment operations/a/
                                                      -------------------------
                                            Net asset
                                             value,      Net      Net realized
                                            beginning investment and unrealized
                                            of period   income    gain (loss)
-------------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                         $9.69     $0.49        $(0.05)
1999 - Institutional Shares                    9.70      0.53         (0.05)
1999 - Administration Shares/g/                9.70      0.37/f/       0.01/f/
1999 - Service Shares                          9.70      0.48         (0.04)
-------------------------------------------------------------------------------
1998 - Class A Shares                          9.88      0.53         (0.17)
1998 - Institutional Shares                    9.88      0.55         (0.16)
1998 - Administration Shares                   9.88      0.53         (0.16)
1998 - Service Shares                          9.88      0.51         (0.16)
-------------------------------------------------------------------------------
1997 - Class A Shares                          9.83      0.57/f/       0.05/f/
1997 - Institutional Shares                    9.83      0.59/f/       0.05/f/
1997 - Administration Shares                   9.83      0.57/f/       0.05/f/
1997 - Service Shares (commenced March 27)     9.84      0.33/f/       0.04/f/
-------------------------------------------------------------------------------
1996 - Class A Shares                          9.77      0.55/f/       0.08/f/
1996 - Institutional Shares                    9.77      0.57/f/       0.08/f/
1996 - Administration Shares                   9.77      0.55/f/       0.08/f/
-------------------------------------------------------------------------------
1995 - Class A Shares (commenced May 15)       9.79      0.27/f/      (0.01)/f/
1995 - Institutional Shares                    9.74      0.56/f/       0.07/f/
1995 - Administration Shares                   9.74      0.54/f/       0.07/f/
-------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Includes the effect of mortgage dollar roll transactions.

(f) Calculated based on the average shares outstanding methodology.

(g) Administration Shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

                                                                      APPENDIX B




          Distributions
         to shareholders
  --------------------------------
               In excess           Net increase Net asset         Net assets Ratio of net
   From net      of net             (decrease)   value,           at end of    expenses
  investment   investment  From       in net     end of   Total     period    to average
    income       income   capital  asset value   period   returnb (in 000s)   net assets
-----------------------------------------------------------------------------------------
    $(0.44)      $   --   $(0.06)     $(0.06)     $9.63    4.65%   $ 22,862      0.89%
     (0.48)          --    (0.06)      (0.06)      9.64    5.06     315,024      0.49
     (0.33)          --    (0.04)       0.01       9.71g   4.02d         --      0.74c
     (0.43)          --    (0.06)      (0.05)      9.65    4.65         797      0.99
-----------------------------------------------------------------------------------------
     (0.53)       (0.02)      --       (0.19)      9.69    3.71      60,782      0.80
     (0.55)       (0.02)      --       (0.18)      9.70    4.09     441,228      0.53
     (0.53)       (0.02)      --       (0.18)      9.70    3.83       5,999      0.78
     (0.51)       (0.02)      --       (0.18)      9.70    3.57         822      1.03
-----------------------------------------------------------------------------------------
     (0.57)          --       --        0.05       9.88    6.43      43,393      0.74
     (0.59)          --       --        0.05       9.88    6.70     463,511      0.49
     (0.57)          --       --        0.05       9.88    6.43       2,793      0.74
     (0.33)          --       --        0.04       9.88    3.81d        346      1.05c
-----------------------------------------------------------------------------------------
     (0.55)       (0.02)      --        0.06       9.83    6.60      10,728      0.70
     (0.57)       (0.02)      --        0.06       9.83    6.86     613,149      0.45
     (0.55)       (0.02)      --        0.06       9.83    6.60       3,792      0.70
-----------------------------------------------------------------------------------------
     (0.27)       (0.01)      --       (0.02)      9.77    2.74d     15,203      0.69c
     (0.57)       (0.03)      --        0.03       9.77    6.75     657,358      0.46
     (0.55)       (0.03)      --        0.03       9.77    6.48       3,572      0.71
-----------------------------------------------------------------------------------------

                                                Ratios assuming
                                              no voluntary waiver
                                                  of fees or
                                              expense limitations
                                             ---------------------
                                   Ratio of              Ratio of
                                     net                   net
                                  investment  Ratio of  investment
                                    income    expenses    income   Portfolio
                                  to average to average to average turnover
                                  net assets net assets net assets   ratee
----------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                5.15%      0.93%      5.11%     38.86%
1999 - Institutional Shares          5.49       0.53       5.45      38.86
1999 - Administration Sharesg        5.35c      0.78c      5.31c     38.86
1999 - Service Shares                4.99       1.03       4.95      38.86
----------------------------------------------------------------------------
1998 - Class A Shares                5.40       1.02       5.18      33.64
1998 - Institutional Shares          5.63       0.53       5.63      33.64
1998 - Administration Shares         5.33       0.78       5.33      33.64
1998 - Service Shares                5.09       1.03       5.09      33.64
----------------------------------------------------------------------------
1997 - Class A Shares                5.60       1.02       5.32      46.58
1997 - Institutional Shares          5.99       0.52       5.96      46.58
1997 - Administration Shares         5.73       0.77       5.70      46.58
1997 - Service Shares (commenced
 March 27)                           5.64c      1.08c      5.61c     46.58
----------------------------------------------------------------------------
1996 - Class A Shares                5.59       1.01       5.28      52.36
1996 - Institutional Shares          5.85       0.51       5.79      52.36
1996 - Administration Shares         5.59       0.76       5.53      52.36
----------------------------------------------------------------------------
1995 - Class A Shares (commenced
 May 15)                             5.87c      1.01c      5.55c     24.12
1995 - Institutional Shares          5.77       0.53       5.70      24.12
1995 - Administration Shares         5.50       0.78       5.43      24.12
----------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Includes the effect of mortgage dollar roll transactions.

(f) Calculated based on the average shares outstanding methodology.

(g) Administration Shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

                      [This page intentionally left blank]

 SHORT DURATION GOVERNMENT FUND




                                              Income (loss) from
                                            investment operationsa
                                           -------------------------
                                 Net asset
                                  value,      Net      Net realized
                                 beginning investment and unrealized
                                 of period   income    gain (loss)
--------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares              $9.91     $0.55        $(0.36)
1999 - Class B Shares               9.88      0.48         (0.33)
1999 - Class C Shares               9.88      0.47         (0.36)
1999 - Institutional Shares         9.90      0.59         (0.35)
1999 - Administration Sharesh       9.91      0.40f        (0.25)f
1999 - Service Shares               9.89      0.54         (0.35)
--------------------------------------------------------------------
1998 - Class A Shares               9.88      0.57          0.04
1998 - Class B Shares               9.86      0.51          0.03
1998 - Class C Shares               9.86      0.49          0.03
1998 - Institutional Shares         9.86      0.58          0.06
1998 - Administration Shares        9.89      0.55          0.05
1998 - Service Shares               9.86      0.55          0.04
--------------------------------------------------------------------
1997 - Class A Shares
 (commenced May 1)                  9.78      0.31f         0.09f
1997 - Class B Shares
 (commenced May 1)                  9.75      0.28f         0.10f
1997 - Class C Shares
 (commenced August 15)              9.83      0.12f         0.02f
1997 - Institutional Shares         9.83      0.64f         0.03f
1997 - Administration Shares        9.85      0.62f         0.04f
1997 - Service Shares               9.82      0.59f         0.04f
--------------------------------------------------------------------
1996 - Institutional Shares         9.82      0.63f         0.01f
1996 - Administration Sharesg       9.86      0.38f           --f
1996 - Service Shares
 (commenced April 10)               9.72      0.31f         0.10f
--------------------------------------------------------------------
1995 - Institutional Shares         9.64      0.66f         0.17f
1995 - Administration Sharesg       9.64      0.24f        (0.04)f
--------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Includes the effect of mortgage dollar roll transactions.

(f) Calculated based on the average shares outstanding methodology.

(g) Short Duration Government Fund Administration Shares commenced activity on April 15, 1993, were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.

(h) Administration Shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

                                                                      APPENDIX B




  Distributions
       to
  shareholders
  -------------

                       Net
                    increase     Net asset             Net assets   Ratio of net
    From net       (decrease)     value,               at end of      expenses
   investment        in net       end of      Total      period      to average
     income        asset value    period     returnb   (in 000s)     net assets
--------------------------------------------------------------------------------
     $(0.53)         $(0.34)       $9.57      1.97%     $ 52,235        0.94%
      (0.47)          (0.32)        9.56      1.56         6,937        1.54
      (0.45)          (0.34)        9.54      1.21         7,029        1.69
      (0.57)          (0.33)        9.57      2.49       146,062        0.54
      (0.39)          (0.24)        9.67h     1.57d           --        0.79c
      (0.52)          (0.33)        9.56      1.97         6,605        1.04
--------------------------------------------------------------------------------
      (0.58)           0.03         9.91      6.36        56,725        0.81
      (0.52)           0.02         9.88      5.62         5,025        1.41
      (0.50)           0.02         9.88      5.46         4,527        1.56
      (0.60)           0.04         9.90      6.75       145,514        0.53
      (0.58)           0.02         9.91      6.27         7,357        0.78
      (0.56)           0.03         9.89      6.12         6,232        1.03
--------------------------------------------------------------------------------
      (0.30)           0.10         9.88      4.14d        9,491        0.70c
      (0.27)           0.11         9.86      3.94d          747        1.30c
      (0.11)           0.03         9.86      1.44d          190        1.45c
      (0.64)           0.03         9.86      7.07       103,729        0.45
      (0.62)           0.04         9.89      6.91         1,060        0.70
      (0.59)           0.04         9.86      6.63         3,337        0.95
--------------------------------------------------------------------------------
      (0.63)           0.01         9.83      6.75        99,944        0.45
      (0.39)          (0.01)        9.85      4.00d          252        0.70c
      (0.31)           0.10         9.82      4.35d        1,822        0.95c
--------------------------------------------------------------------------------
      (0.65)           0.18         9.82      8.97       103,760        0.45
      (0.21)          (0.01)        9.63      2.10d           --        0.70c
--------------------------------------------------------------------------------

                                                Ratios assuming no
                                                voluntary waiver of
                                                       fees
                                              or expense limitations
                                              -----------------------

                                 Ratio of net            Ratio of net
                                  investment   Ratio of   investment
                                    income     expenses     income    Portfolio
                                  to average  to average  to average  turnover
                                  net assets  net assets  net assets    ratee
-------------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                5.61%       1.07%       5.48%     172.61%
1999 - Class B Shares                5.04        1.82        4.76      172.61
1999 - Class C Shares                4.83        1.82        4.70      172.61
1999 - Institutional Shares          6.03        0.67        5.90      172.61
1999 - Administration Sharesh        5.76c       0.92c       5.63c     172.61
1999 - Service Shares                5.54        1.17        5.41      172.61
-------------------------------------------------------------------------------
1998 - Class A Shares                5.68        1.32        5.17      119.89
1998 - Class B Shares                5.12        1.87        4.66      119.89
1998 - Class C Shares                4.64        1.87        4.33      119.89
1998 - Institutional Shares          6.06        0.84        5.75      119.89
1998 - Administration Shares         5.76        1.09        5.45      119.89
1998 - Service Shares                5.56        1.34        5.25      119.89
-------------------------------------------------------------------------------
1997 - Class A Shares
 (commenced May 1)                   6.05c       1.32c       5.43c     102.58
1997 - Class B Shares
 (commenced May 1)                   5.52c       1.82c       5.00c     102.58
1997 - Class C Shares
 (commenced August 15)               5.52c       1.82c       5.15c     102.58
1997 - Institutional Shares          6.43        0.82        6.06      102.58
1997 - Administration Shares         6.19        1.07        5.82      102.58
1997 - Service Shares                5.92        1.32        5.55      102.58
-------------------------------------------------------------------------------
1996 - Institutional Shares          6.44        0.71        6.18      115.45
1996 - Administration Sharesg        5.97c       0.96c       5.71c     115.45
1996 - Service Shares
 (commenced April 10)                6.05c       1.21c       5.79c     115.45
-------------------------------------------------------------------------------
1995 - Institutional Shares          6.87        0.72        6.60      292.56
1995 - Administration Sharesg        7.91c       0.90c       7.71c     292.56
-------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Includes the effect of mortgage dollar roll transactions.

(f) Calculated based on the average shares outstanding methodology.

(g) Short Duration Government Fund Administration Shares commenced activity on April 15, 1993, were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.

(h) Administration Shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

                      [This page intentionally left blank]

 SHORT DURATION TAX-FREE FUND


                                              Income (loss) from
                                            investment operationsa
                                           -------------------------
                                                       Net realized
                                                      and unrealized
                                 Net asset             gain (loss)
                                  value,      Net     on investment
                                 beginning investment  and futures
                                 of period   income    transactions
--------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares             $10.19     $0.34        $(0.24)
1999 - Class B Shares              10.18      0.28         (0.23)
1999 - Class C Shares              10.18      0.26         (0.22)
1999 - Institutional Shares        10.18      0.38         (0.23)
1999 - Administration Sharesf      10.18      0.26e        (0.12)e
1999 - Service Shares              10.18      0.33e        (0.24)e
--------------------------------------------------------------------
1998 - Class A Shares              10.08      0.36e         0.13e
1998 - Class B Shares              10.08      0.30e         0.12e
1998 - Class C Shares              10.07      0.28e         0.14e
1998 - Institutional Shares        10.07      0.39e         0.13e
1998 - Administration Shares       10.07      0.36e         0.13e
1998 - Service Shares              10.07      0.34e         0.13e
--------------------------------------------------------------------
1997 - Class A Shares
 (commenced May 1)                  9.94      0.20e         0.14e
1997 - Class B Shares
 (commenced May 1)                  9.94      0.16e         0.14e
1997 - Class C Shares
 (commenced August 15)             10.04      0.07e         0.03e
997 - Institutional Shares          9.96      0.42e         0.11e
1997 - Administration Shares        9.96      0.39e         0.11e
1997 - Service Shares               9.97      0.37e         0.10e
--------------------------------------------------------------------
1996 - Institutional Shares         9.94      0.42e         0.02e
1996 - Administration Shares        9.94      0.39e         0.02e
1996 - Service Shares               9.95      0.37e         0.02e
--------------------------------------------------------------------
1995 - Institutional Shares         9.79      0.42e         0.15e
1995 - Administration Shares        9.79      0.40e         0.15e
1995 - Service Shares               9.79      0.37e         0.16e
--------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Calculated based on the average shares outstanding methodology.

(f) Administration Shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

                                                                      APPENDIX B





   Distributions to shareholders
  ------------------------------------

                                             Net                               Net     Ratio of
                         In excess        increase                           assets      net
     From net             of net         (decrease)    Net asset            at end of  expenses
    investment          investment         in net        value,     Total    period   to average
      income              income         asset value end of  period returnb (in 000s) net assets
------------------------------------------------------------------------------------------------
             $(0.34)             $(0.02)   $(0.26)       $ 9.93      1.00%   $22,903     0.79%
              (0.28)              (0.02)    (0.25)         9.93      0.49      2,000     1.39
              (0.26)              (0.03)    (0.25)         9.93      0.34      2,070     1.54
              (0.39)              (0.01)    (0.25)         9.93      1.50     77,522     0.39
              (0.27)                 --     (0.13)        10.05f     1.37d        --     0.64c
              (0.33)              (0.02)    (0.26)         9.92      0.89        173     0.89
------------------------------------------------------------------------------------------------
              (0.38)                 --      0.11         10.19      4.97     19,881     0.71
              (0.32)                 --      0.10         10.18      4.25        974     1.31
              (0.31)                 --      0.11         10.18      4.19      2,256     1.46
              (0.41)                 --      0.11         10.18      5.25     57,647     0.45
              (0.38)                 --      0.11         10.18      4.99        525     0.70
              (0.36)                 --      0.11         10.18      4.73      2,560     0.95
------------------------------------------------------------------------------------------------
              (0.20)                 --      0.14         10.08      3.39d     4,023     0.70c
              (0.16)                 --      0.14         10.08      3.07d       106     1.30c
              (0.07)                 --      0.03         10.07      0.97d         2     1.45c
              (0.42)                 --      0.11         10.07      5.40     28,821     0.45
              (0.39)                 --      0.11         10.07      5.14         77     0.70
              (0.37)                 --      0.10         10.07      4.77      2,051     0.95
------------------------------------------------------------------------------------------------
              (0.42)                 --      0.02          9.96      4.50     34,814     0.45
              (0.39)                 --      0.02          9.96      4.24         48     0.70
              (0.37)                 --      0.02          9.97      3.98        695     0.95
------------------------------------------------------------------------------------------------
              (0.42)                 --      0.15          9.94      5.98     58,389     0.45
              (0.40)                 --      0.15          9.94      5.76         46     0.70
              (0.37)                 --      0.16          9.95      5.59        454     0.95
------------------------------------------------------------------------------------------------

                                                Ratios assuming
                                              no voluntary waiver
                                                  of fees or
                                              expense limitations
                                             ---------------------
                                   Ratio of              Ratio of
                                     net                   net
                                  investment  Ratio of  investment
                                    income    expenses    income   Portfolio
                                  to average to average to average turnover
                                  net assets net assets net assets   rate
----------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                3.37%      1.06%      3.10%    147.20%
1999 - Class B Shares                2.80       1.81       2.38     147.20
1999 - Class C Shares                2.62       1.81       2.35     147.20
1999 - Institutional Shares          3.79       0.66       3.52     147.20
1999 - Administration Sharesf        3.56c      0.91c      3.29c    147.20
1999 - Service Shares                3.23       1.16       2.96     147.20
----------------------------------------------------------------------------
1998 - Class A Shares                3.54       1.74       2.51     140.72
1998 - Class B Shares                3.06       2.27       2.10     140.72
1998 - Class C Shares                2.82       2.27       2.01     140.72
1998 - Institutional Shares          3.92       1.26       3.11     140.72
1998 - Administration Shares         3.58       1.51       2.77     140.72
1998 - Service Shares                3.44       1.76       2.63     140.72
----------------------------------------------------------------------------
1997 - Class A Shares (commenced
 May 1)                              3.81c      1.73c      2.78c    194.75
1997 - Class B Shares (commenced
 May 1)                              3.31c      2.23c      2.38c    194.75
1997 - Class C Shares (commenced
 August 15)                          2.60c      2.23c      1.82c    194.75
1997 - Institutional Shares          4.18       1.23       3.40     194.75
1997 - Administration Shares         3.91       1.48       3.13     194.75
1997 - Service Shares                3.66       1.73       2.88     194.75
----------------------------------------------------------------------------
1996 - Institutional Shares          4.21       1.01       3.65     231.65
1996 - Administration Shares         3.96       1.26       3.40     231.65
1996 - Service Shares                3.74       1.51       3.18     231.65
----------------------------------------------------------------------------
1995 - Institutional Shares          4.31       0.77       3.99     259.52
1995 - Administration Shares         4.14       1.02       3.82     259.52
1995 - Service Shares                3.87       1.27       3.55     259.52
----------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Calculated based on the average shares outstanding methodology.

(f) Administration Shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

                      [This page intentionally left blank]

 GOVERNMENT INCOME FUND



                                                      Income (loss) from
                                                    investment operationsa
                                                   -------------------------

                                         Net asset
                                          value,      Net      Net realized
                                         beginning investment and unrealized
                                         of period   income    gain (loss)
----------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                     $14.91     $0.80        $(0.89)
1999 - Class B Shares                      14.92      0.69         (0.87)
1999 - Class C Shares                      14.91      0.69         (0.88)
1999 - Institutional Shares                14.90      0.85         (0.88)
1999 - Service Shares                      14.88      0.77         (0.92)
----------------------------------------------------------------------------
1998 - Class A Shares                      14.59      0.81          0.45
1998 - Class B Shares                      14.61      0.72          0.42
1998 - Class C Shares                      14.60      0.74          0.40
1998 - Institutional Shares                14.59      0.87          0.42
1998 - Service Shares                      14.59      0.80          0.40
----------------------------------------------------------------------------
1997 - Class A Shares                      14.36      0.91          0.29
1997 - Class B Shares                      14.37      0.80          0.30
1997 - Class C Shares (commenced August
 15)                                       14.38      0.17          0.22
1997 - Institutional Shares (commenced
 August 15)                                14.37      0.20          0.22
1997 - Service Shares (commenced August
 15)                                       14.37      0.20          0.21
----------------------------------------------------------------------------
1996 - Class A Shares                      14.47      0.92         (0.11)
1996 - Class B Shares (commenced May 1)    14.11      0.41          0.26
----------------------------------------------------------------------------
1995 - Class A Shares                      13.47      0.94          1.00
----------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Includes the effect of mortgage dollar roll transactions.

                                                                      APPENDIX B






     Distributions to shareholders
  ---------------------------------------
                                             Net
               In excess                  increase   Net asset          Net assets
   From net      of net                  (decrease)   value,            at end of
  investment   investment    From net      in net       end     Total     period
    income       income   realized gains asset value of period returnb  (in 000s)
 ---------------------------------------------------------------------------------
    $(0.77)      $   --       $(0.35)      $(1.21)    $13.70    (0.63)%  $ 82,102
     (0.67)          --        (0.35)       (1.20)     13.72    (1.29)     19,684
     (0.66)          --        (0.35)       (1.20)     13.71    (1.29)     10,053
     (0.83)          --        (0.35)       (1.21)     13.69    (0.23)      5,899
     (0.75)          --        (0.35)       (1.25)     13.63    (1.01)         15
 ---------------------------------------------------------------------------------
     (0.81)       (0.07)       (0.06)        0.32      14.91     8.98     101,015
     (0.72)       (0.05)       (0.06)        0.31      14.92     8.09      16,125
     (0.74)       (0.03)       (0.06)        0.31      14.91     8.09       9,639
     (0.87)       (0.05)       (0.06)        0.31      14.90     9.19       2,642
     (0.80)       (0.05)       (0.06)        0.29      14.88     8.53           2
 ---------------------------------------------------------------------------------
     (0.90)          --        (0.07)        0.23      14.59     8.72      68,859
     (0.79)          --        (0.07)        0.24      14.61     7.96       8,041
     (0.17)          --           --         0.22      14.60     2.72d      1,196
     (0.20)          --           --         0.22      14.59     2.94d      1,894
     (0.19)          --           --         0.22      14.59     2.85d          2
 ---------------------------------------------------------------------------------
     (0.92)          --           --        (0.11)     14.36     5.80      30,603
     (0.41)          --           --         0.26      14.37     4.85d        234
 ---------------------------------------------------------------------------------
     (0.94)          --           --         1.00      14.47    14.90      29,503
 ---------------------------------------------------------------------------------

                                                            Ratios assuming no
                                                         voluntary waiver of fees
                                                          or expense limitations
                                                         -------------------------
                                               Ratio of
                                                 net                  Ratio of net
                                   Ratio of   investment   Ratio of    investment
                                 net expenses   income     expenses      income    Portfolio
                                  to average  to average  to average   to average  turnover
                                  net assets  net assets  net assets   net assets   rate e
--------------------------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                0.98%       5.63%          1.33%        5.28%  277.64%
1999 - Class B Shares                1.73        4.88           2.08         4.53   277.64
1999 - Class C Shares                1.73        4.89           2.08         4.54   277.64
1999 - Institutional Shares          0.58        6.07           0.93         5.72   277.64
1999 - Service Shares                1.08        5.56           1.43         5.21   277.64
--------------------------------------------------------------------------------------------
1998 - Class A Shares                0.76        5.53           1.53         4.76   315.43
1998 - Class B Shares                1.51        4.76           2.05         4.22   315.43
1998 - Class C Shares                1.51        4.59           2.05         4.05   315.43
1998 - Institutional Shares          0.51        5.82           1.05         5.28   315.43
1998 - Service Shares                1.01        5.48           1.55         4.94   315.43
--------------------------------------------------------------------------------------------
1997 - Class A Shares                0.50        6.38           1.82         5.06   395.75
1997 - Class B Shares                1.25        5.59           2.32         4.52   395.75
1997 - Class C Shares
 (commenced August 15)               1.25c       5.45c          2.32c        4.38c  395.75
1997 - Institutional Shares
 (commenced August 15)               0.25c       7.03c          1.32c        5.96c  395.75
1997 - Service Shares
 (commenced August 15)               0.75c       6.49c          1.82c        5.42c  395.75
--------------------------------------------------------------------------------------------
1996 - Class A Shares                0.50        6.42           1.89         5.03   485.09
1996 - Class B Shares
 (commenced May 1)                   1.25c       5.65c          2.39c        4.51c  485.09
--------------------------------------------------------------------------------------------
1995 - Class A Shares                0.47        6.67           2.34         4.80   449.53
--------------------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Includes the effect of mortgage dollar roll transactions.

                      [This page intentionally left blank]

 MUNICIPAL INCOME FUND




                                                           Income (loss) from
                                                         investment operationsa
                                                        -------------------------
                                                                    Net realized
                                                                   and unrealized
                                              Net asset            gain (loss) on
                                               value,      Net       investment
                                              beginning investment  and futures
                                              of period   income    transactions
---------------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                          $15.47     $0.63        $(1.29)
1999 - Class B Shares                           15.47      0.51         (1.28)
1999 - Class C Shares                           15.47      0.51         (1.28)
1999 - Institutional Shares                     15.47      0.70         (1.30)
1999 - Service Shares                           15.48      0.65         (1.32)
---------------------------------------------------------------------------------
1998 - Class A Shares                           14.99      0.65          0.50
1998 - Class B Shares                           15.00      0.53          0.49
1998 - Class C Shares                           14.99      0.53          0.50
1998 - Institutional Shares                     15.00      0.68          0.50
1998 - Service Shares                           14.99      0.64          0.49
---------------------------------------------------------------------------------
1997 - Class A Shares                           14.37      0.67          0.62
1997 - Class B Shares                           14.37      0.56          0.63
1997 - Class CShares (commenced August 15)      14.85      0.12          0.14
1997 -
  Institutional Shares (commenced August 15)    14.84      0.15          0.16
1997 - Service Shares (commenced August 15)     14.84      0.14          0.15
---------------------------------------------------------------------------------
1996 - Class A Shares                           14.17      0.65          0.20
1997 - Class B Shares (commenced May 1)         14.03      0.27          0.34
---------------------------------------------------------------------------------
1995 - Class A Shares                           13.08      0.67          1.09
---------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

                                                                      APPENDIX B





    Distributions to shareholders
  -------------------------------------
                              From
                          net realized     Net
     From      In excess    gain on     increase                          Net assets   Ratio of
     net         of net    investment  (decrease)    Net asset            at end of  net expenses
  investment   investment and futures    in net       value,      Total     period    to average
    income       income   transactions asset value end of period returnb  (in 000s)   net assets
-------------------------------------------------------------------------------------------------
    $(0.65)      $   --      $(0.09)     $(1.40)      $14.07      (4.46)%  $90,443       0.94%
     (0.52)       (0.01)      (0.09)      (1.39)       14.08      (5.10)     9,334       1.69
     (0.51)       (0.02)      (0.09)      (1.39)       14.08      (5.10)     4,379       1.69
     (0.70)       (0.01)      (0.09)      (1.40)       14.07      (4.07)    16,197       0.54
     (0.63)          --       (0.09)      (1.39)       14.09      (4.49)         2       1.04
-------------------------------------------------------------------------------------------------
     (0.64)          --       (0.03)       0.48        15.47       7.79     91,158       0.87
     (0.52)          --       (0.03)       0.47        15.47       6.91      6,722       1.62
     (0.52)          --       (0.03)       0.48        15.47       6.98      2,862       1.62
     (0.68)          --       (0.03)       0.47        15.47       8.00      6,154       0.58
     (0.61)          --       (0.03)       0.49        15.48       7.68          2       1.08
-------------------------------------------------------------------------------------------------
     (0.67)          --          --        0.62        14.99       9.23     64,553       0.85
     (0.56)          --          --        0.63        15.00       8.48      1,750       1.60
     (0.12)          --          --        0.14        14.99       1.75d       130       1.60c
     (0.15)          --          --        0.16        15.00       2.10d       351       0.60c
     (0.14)          --          --        0.15        14.99       1.93d         2       1.10c
-------------------------------------------------------------------------------------------------
     (0.65)          --          --        0.20        14.37       6.13     52,267       0.85
     (0.27)          --          --        0.34        14.37       4.40d       255       1.60c
-------------------------------------------------------------------------------------------------
     (0.67)          --          --        1.09        14.17      13.79     53,797       0.76
-------------------------------------------------------------------------------------------------

                                                             Ratios assuming no
                                                          voluntary waiver of fees
                                                           or expense limitations
                                                          --------------------------

                                             Ratio of net              Ratio of net
                                              investment   Ratio of     investment
                                                income     expenses       income     Portfolio
                                              to average  to average    to average   turnover
                                              net assets  net assets    net assets     rate
----------------------------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                            4.15%           1.14%         3.95%   70.31%
1999 - Class B Shares                            3.40            1.89          3.20    70.31
1999 - Class C Shares                            3.40            1.89          3.20    70.31
1999 - Institutional Shares                      4.58            0.74          4.38    70.31
1999 - Service Shares                            4.35            1.24          4.15    70.31
----------------------------------------------------------------------------------------------
1998 - Class A Shares                            4.25            1.64          3.48    56.51
1998 - Class B Shares                            3.44            2.16          2.90    56.51
1998 - Class C Shares                            3.38            2.16          2.84    56.51
1998 - Institutional Shares                      4.41            1.12          3.87    56.51
1998 - Service Shares                            4.21            1.62          3.67    56.51
----------------------------------------------------------------------------------------------
1997 - Class A Shares                            4.60            1.62          3.83   153.12
1997 - Class B Shares                            3.74            2.12          3.22   153.12
1997 - Class C Shares (commenced August 15)      3.24c           2.12c         2.72c  153.12
1997 -
  InstitutionalShares (commenced August 15)      4.41c           1.12c         3.89c  153.12
1997 - Service Shares (commenced August 15)      4.24c           1.62c         3.72c  153.12
----------------------------------------------------------------------------------------------
1996 - Class A Shares                            4.58            1.55          3.88   344.13
1996 - Class B Shares (commenced May 1)          3.55c           2.05c         3.10c  344.13
----------------------------------------------------------------------------------------------
1995 - Class A Shares                            4.93            1.49          4.20   335.55
----------------------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

                      [This page intentionally left blank]

 CORE FIXED INCOME FUND


                                                        Income (loss) from
                                                      investment operationsa
                                                     -------------------------
                                           Net asset
                                            value,      Net      Net realized
                                           beginning investment and unrealized
                                           of period   income    gains (loss)
------------------------------------------------------------------------------
For the Years Ended October 31,
1999-Class A Shares                         $10.25     $0.54        $(0.61)
1999-Class B Shares                          10.28      0.48         (0.62)
1999-Class C Shares                          10.28      0.47         (0.62)
1999-Institutional Shares                    10.28      0.58         (0.62)
1999-Administration Sharesg                  10.27      0.40f        (0.41)f
1999-Service Shares                          10.28      0.54         (0.62)
------------------------------------------------------------------------------
1998-Class A Shares                          10.06      0.59          0.27
1998-Class B Shares                          10.09      0.52          0.27
1998-Class C Shares                          10.09      0.52          0.27
1998-Institutional Shares                    10.08      0.61          0.29
1998-Administration Shares                   10.07      0.57          0.29
1998-Service Shares                          10.09      0.56          0.27
------------------------------------------------------------------------------
1997-Class A Shares (commenced May 1)         9.70      0.30          0.36
1997-Class B Shares (commenced May 1)         9.72      0.27          0.37
1997-Class C Shares (commenced August 15)     9.93      0.11          0.16
1997-Institutional Shares                     9.85      0.64          0.23
1997-Administration Shares                    9.84      0.62          0.23
1997-Service Shares                           9.86      0.59          0.23
------------------------------------------------------------------------------
1996-Institutional Shares                    10.00      0.64         (0.07)
1996-Administrative Shares (commenced
 February 28)                                 9.91      0.41         (0.07)
1996-Service Shares (commenced March 13)      9.77      0.38          0.09
------------------------------------------------------------------------------
1995-Institutional Shares                     9.24      0.64          0.76
------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Includes the effect of mortgage dollar roll transactions.

(f) Calculated based on average shares outstanding methodology.

(g) Administration Shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

                                                                      APPENDIX B

  Distributions to shareholders
  ---------------------------------
                                      Net
                                    increase   Net             Net assets  Ratio of
               In excess           (decrease) asset              at end      net
   From net      of net   From net   in net   value,               of      expenses
  investment   investment realized   asset    end of   Total     period   to average
    income       income    gains     value    period  returnb  (in 000s)  net assets
------------------------------------------------------------------------------------
    $(0.53)      $  --     $(0.15)   $(0.75)  $ 9.50   (0.68)%  $ 65,368     0.94%
     (0.47)         --      (0.15)    (0.76)    9.52   (1.47)     14,654     1.69
     (0.46)         --      (0.15)    (0.76)    9.52   (1.51)      7,443     1.69
     (0.57)         --      (0.15)    (0.76)    9.52   (0.37)    216,973     0.54
     (0.40)         --      (0.15)    (0.56)    9.71g  (0.13)d        --     0.79c
     (0.53)         --      (0.15)    (0.76)    9.52   (0.87)      8,172     1.04
------------------------------------------------------------------------------------
     (0.59)      (0.02)     (0.06)     0.19    10.25    8.76      56,267     0.74
     (0.52)      (0.02)     (0.06)     0.19    10.28    7.94       7,209     1.49
     (0.52)      (0.02)     (0.06)     0.19    10.28    7.94       5,587     1.49
     (0.61)      (0.03)     (0.06)     0.20    10.28    9.15     195,730     0.46
     (0.57)      (0.03)     (0.06)     0.20    10.27    8.88      12,743     0.71
     (0.56)      (0.02)     (0.06)     0.19    10.28    8.50       5,263     0.96
------------------------------------------------------------------------------------
     (0.30)         --         --      0.36    10.06    6.94d      9,336     0.70c
     (0.27)         --         --      0.37    10.09    6.63d        621     1.45c
     (0.11)         --         --      0.16    10.09    2.74d        272     1.45c
     (0.64)         --         --      0.23    10.08    9.19      79,230     0.45
     (0.62)         --         --      0.23    10.07    8.92       6,176     0.70
     (0.59)         --         --      0.23    10.09    8.65       1,868     0.95
------------------------------------------------------------------------------------
     (0.64)         --      (0.08)    (0.15)    9.85    5.98      72,061     0.45
     (0.41)         --         --     (0.07)    9.84    3.56d        702     0.70c
     (0.38)         --         --      0.09     9.86    4.90d        381     0.95c
------------------------------------------------------------------------------------
     (0.64)         --         --      0.76    10.00   15.72      55,502     0.45
------------------------------------------------------------------------------------

                                                Ratios assuming no
                                                voluntary waiver of
                                                       fees
                                                    or expense
                                                    limitations
                                               ---------------------
                                     Ratio of              Ratio of
                                       net                   net
                                    investment  Ratio of  investment
                                      income    expenses    income   Portfolio
                                    to average to average to average turnover
                                    net assets net assets net assets   ratee
------------------------------------------------------------------------------
For the Years Ended October 31,
1999-Class A Shares                    5.57%      0.98%      5.53%    279.67%
1999-Class B Shares                    4.83       1.73       4.79     279.67
1999-Class C Shares                    4.82       1.73       4.78     279.67
1999-Institutional Shares              5.97       0.58       5.93     279.67
1999-Administration Sharesg            5.63c      0.83c      5.59c    279.67
1999-Service Shares                    5.50       1.08       5.46     279.67
------------------------------------------------------------------------------
1998-Class A Shares                    5.58       1.21       5.11     271.50
1998-Class B Shares                    4.82       1.75       4.56     271.50
1998-Class C Shares                    4.81       1.75       4.55     271.50
1998-Institutional Shares              5.95       0.72       5.69     271.50
1998-Administration Shares             5.70       0.97       5.44     271.50
1998-Service Shares                    5.44       1.22       5.18     271.50
------------------------------------------------------------------------------
1997-Class A Shares (commenced May
 1)                                    6.13c      1.33c      5.50c    361.27
1997-Class B Shares (commenced May
 1)                                    5.28c      1.83c      4.90c    361.27
1997-Class C Shares (commenced
 August 15)                            4.84c      1.83c      4.46c    361.27
1997-Institutional Shares              6.53       0.83       6.15     361.27
1997-Administration Shares             6.27       1.08       5.89     361.27
1997-Service Shares                    6.00       1.33       5.62     361.27
------------------------------------------------------------------------------
1996-Institutional Shares              6.51       0.83       6.13     414.20
1996-Administrative Shares
 (commenced February 28)               6.41c      1.08c      6.03c    414.20
1996-Service Shares (commenced
 March 13)                             6.37c      1.33c      5.99c    414.20
------------------------------------------------------------------------------
1995-Institutional Shares              6.56       0.96       6.05     382.26

--------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Includes the effect of mortgage dollar roll transactions.

(f) Calculated based on average shares outstanding methodology.

(g) Administration Shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

                      [This page intentionally left blank]

 GLOBAL INCOME FUND




                                                         Income (loss) from
                                                       investment operationsa
                                                      -------------------------
                                            Net asset
                                             value,      Net      Net realized
                                            beginning investment and unrealized
                                            of period   income    gain (loss)
-------------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                        $15.65     $0.62e       $(0.78)e
1999 - Class B Shares                         15.63      0.53         (0.78)
1999 - Class C Shares                         15.60      0.53         (0.77)
1999 - Institutional Shares                   15.64      0.71         (0.77)
1999 - Service Shares                         15.64      0.64         (0.79)
-------------------------------------------------------------------------------
1998 - Class A Shares                         15.10      0.72e         0.90e
1998 - Class B Shares                         15.08      0.63e         0.92e
1998 - Class C Shares                         15.06      0.63e         0.91e
1998 - Institutional Shares                   15.09      0.82e         0.90e
1998 - Service Shares                         15.09      0.74e         0.91e
-------------------------------------------------------------------------------
1997 - Class A Shares                         14.53      0.59          0.77
1997 - Class B Shares                         14.53      0.72          0.56
1997 - Class C Shares
 (commenced August 15)                        14.80      0.16          0.29
1997 - Institutional Shares                   14.52      0.88          0.56
1997 - Service Shares (commenced March 12)    14.69      0.53          0.39
-------------------------------------------------------------------------------
1996 - Class A Shares                         14.45      0.71          0.80
1996 - Class B Shares (commenced May 1)       14.03      0.34          0.52
1996 - Institutional Shares                   14.45      1.15          0.42
-------------------------------------------------------------------------------
1995 - Class A Shares                         13.43      0.89          1.07
1995 - Institutional Shares
 (commenced August 1)                         14.09      0.22          0.40
-------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Calculated based on the average shares outstanding methodology.

                                                                      APPENDIX B





 Distributions to shareholders
--------------------------------
                                      Net
                                   increase   Net asset          Net assets   Ratio of
 From net                From     (decrease)   value,            at end of  net expenses
investment   From    net realized   in net     end of    Total     period    to average
  income    capital     gains     asset value  period   returnb  (in 000s)   net assets
 ---------------------------------------------------------------------------------------
  $(0.61)   $(0.03)     $(0.36)     $(1.16)    $14.49    (1.14)%  $271,832      1.34%
   (0.55)    (0.02)      (0.36)      (1.18)     14.45    (1.74)     16,724      1.84
   (0.55)    (0.02)      (0.36)      (1.17)     14.43    (1.68)      7,786      1.84
   (0.71)    (0.03)      (0.36)      (1.16)     14.48    (0.49)    279,621      0.69
   (0.63)    (0.03)      (0.36)      (1.17)     14.47    (1.06)      1,115      1.19
 ---------------------------------------------------------------------------------------
   (1.01)       --       (0.06)       0.55      15.65    11.21     217,362      1.31
   (0.94)       --       (0.06)       0.55      15.63    10.66       8,135      1.83
   (0.94)       --       (0.06)       0.54      15.60    10.65       4,090      1.83
   (1.11)       --       (0.06)       0.55      15.64    11.95     178,532      0.66
   (1.04)       --       (0.06)       0.55      15.64    11.43       1,058      1.16
 ---------------------------------------------------------------------------------------
   (0.79)       --          --        0.57      15.10     9.66     167,096      1.17
   (0.73)       --          --        0.55      15.08     9.04       3,465      1.71
   (0.19)       --          --        0.26      15.06     3.03d        496      1.71c
   (0.87)       --          --        0.57      15.09    10.26      60,929      0.65
   (0.52)       --          --        0.40      15.09     6.42d        151      1.15c
 ---------------------------------------------------------------------------------------
   (1.43)       --          --        0.08      14.53    11.05     198,665      1.16
   (0.36)       --          --        0.50      14.53     6.24d        256      1.70c
   (1.50)       --          --        0.07      14.52    11.55      54,254      0.65
 ---------------------------------------------------------------------------------------
   (0.94)       --          --        1.02      14.45    15.08     245,835      1.29
   (0.26)       --          --        0.36      14.45     4.42d     31,619      0.65c
 ---------------------------------------------------------------------------------------

                                                 Ratios assuming no
                                              voluntary waiver of fees
                                               or expense limitations
                                              --------------------------




                                 Ratio of net              Ratio of net
                                  investment   Ratio of     investment
                                    income     expenses       income     Portfolio
                                  to average  to average    to average   turnover
                                  net assets  net assets    net assets     rate
----------------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                4.12%           1.72%         3.74%  158.27%
1999 - Class B Shares                3.60            2.22          3.22   158.27
1999 - Class C Shares                3.60            2.22          3.22   158.27
1999 - Institutional Shares          4.75            1.07          4.37   158.27
1999 - Service Shares                4.28            1.57          3.90   158.27
----------------------------------------------------------------------------------
1998 - Class A Shares                4.71            1.75          4.27   229.91
1998 - Class B Shares                4.19            2.24          3.78   229.91
1998 - Class C Shares                4.20            2.24          3.79   229.91
1998 - Institutional Shares          5.40            1.07          4.99   229.91
1998 - Service Shares                4.92            1.57          4.51   229.91
----------------------------------------------------------------------------------
1997 - Class A Shares                5.19            1.60          4.76   383.72
1997 - Class B Shares                4.76            2.10          4.37   383.72
1997 - Class C Shares
 (commenced August 15)               4.98c           2.10c         4.59c  383.72
1997 - Institutional Shares          5.72            1.04          5.33   383.72
1997 - Service Shares
 (commenced March 12)                5.33c           1.54c         4.94c  383.72
----------------------------------------------------------------------------------
1996 - Class A Shares                5.81            1.64          5.33   232.15
1996 - Class B Shares
 (commenced May 1)                   5.16c           2.14c         4.72c  232.15
1996 - Institutional Shares          6.35            1.11          5.89   232.15
----------------------------------------------------------------------------------
1995 - Class A Shares                6.23            1.58          5.94   265.86
1995 - Institutional
 Shares (commenced August 1)         6.01c           1.08c         5.58c  265.86
----------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Calculated based on the average shares outstanding methodology.

                      [This page intentionally left blank]

 HIGH YIELD FUND

                                             Income (loss) from investment
                                                      operationsa
                                            -------------------------------
                                                           Net realized
                                                          and unrealized
                                  Net asset               gain (loss) on
                                   value,      Net        investment and
                                  beginning investment   foreign currency
                                  of period   income   related transactions
---------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares              $ 9.16     $0.85           $(0.10)
1999 - Class B Shares                9.16      0.77            (0.09)
1999 - Class C Shares                9.16      0.78            (0.11)
1999 - Institutional Shares          9.17      0.90e           (0.12)e
1999 - Service Shares                9.17      0.86e           (0.12)e
---------------------------------------------------------------------------
1998 - Class A Shares                9.97      0.82            (0.85)
1998 - Class B Shares                9.97      0.75            (0.86)
1998 - Class C Shares                9.97      0.75            (0.86)
1998 - Institutional Shares          9.97      0.84            (0.83)
1998 - Service Shares                9.97      0.80            (0.84)
---------------------------------------------------------------------------
For the Period Ended October 31,
1997 - Class A Shares (commenced
 August 1)                          10.00      0.17            (0.02)
1997 - Class B Shares (commenced
 August 1)                          10.00      0.15            (0.02)
1997 - Class C Shares (commenced
 August 15)                          9.97      0.14             0.01
1997 - Institutional Shares
 (commenced August 1)               10.00      0.18            (0.02)
1997 - Service Shares (commenced
 August 1)                          10.00      0.17            (0.02)
---------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge was taken into account.

(c) Annualized.

(d) Not annualized.

(e) Calculated based on the average shares outstanding methodology.

                                                                      APPENDIX B



   Distributions to
     shareholders
---------------------
   From     In excess                                  Net assets   Ratio of
    net       of net   Net decrease Net asset          at end of  net expenses
investment  investment    in net    value, end  Total    period    to average
  income      income   asset value  of period  returnb (in 000s)   net assets
------------------------------------------------------------------------------
  $(0.84)     $   --      $(0.09)     $9.07      8.06%  $524,674      1.16%
   (0.76)         --       (0.08)      9.08      7.38     39,907      1.91
   (0.76)         --       (0.09)      9.07      7.26     10,078      1.91
   (0.87)         --       (0.09)      9.08      8.49    257,498      0.76
   (0.83)         --       (0.09)      9.08      7.95        280      1.26
------------------------------------------------------------------------------
   (0.78)         --       (0.81)      9.16     (0.70)   401,626      1.09
   (0.70)         --       (0.81)      9.16     (1.43)    29,256      1.84
   (0.70)         --       (0.81)      9.16     (1.43)     8,532      1.84
   (0.81)         --       (0.80)      9.17     (0.32)    97,547      0.84
   (0.76)         --       (0.80)      9.17     (0.79)       447      1.34
------------------------------------------------------------------------------
   (0.17)      (0.01)      (0.03)      9.97      1.50d   325,911      0.95c
   (0.15)      (0.01)      (0.03)      9.97      1.31d    10,308      1.70c
   (0.14)      (0.01)         --       9.97      1.46d     1,791      1.70c
   (0.18)      (0.01)      (0.03)      9.97      1.58d         2      0.70c
   (0.17)      (0.01)      (0.03)      9.97      1.46d         2      1.20c
------------------------------------------------------------------------------

                                                 Ratios assuming
                                             no expense limitations
                                            -------------------------
                                Ratio of                  Ratio of
                             net investment  Ratio of  net investment
                                 income      expenses      income     Portfolio
                               to average   to average   to average   turnover
                               net assets   net assets   net assets     rate
-------------------------------------------------------------------------------
For the Years Ended October
 31,
1999 - Class A Shares             9.06%        1.22%        9.00%       59.04%
1999 - Class B Shares             8.30         1.97         8.24        59.04
1999 - Class C Shares             8.26         1.97         8.20        59.04
1999 - Institutional Shares       9.50         0.82         9.44        59.04
1999 - Service Shares             8.92         1.32         8.86        59.04
-------------------------------------------------------------------------------
1998 - Class A Shares             8.25         1.36         7.98       113.44
1998 - Class B Shares             7.61         1.88         7.57       113.44
1998 - Class C Shares             7.61         1.88         7.57       113.44
1998 - Institutional Shares       9.47         0.88         9.43       113.44
1998 - Service Shares             9.17         1.38         9.13       113.44
-------------------------------------------------------------------------------
For the Period Ended
 October 31,
1997 - Class A Shares
 (commenced August 1)             7.06c        1.57c        6.44c       44.80d
1997 - Class B Shares
 (commenced August 1)             6.28c        2.07c        5.91c       44.80d
1997 - Class C Shares
 (commenced August 15)            6.17c        2.07c        5.80c       44.80d
1997 - Institutional Shares
 (commenced August 1)             7.16c        1.07c        6.79c       44.80d
1997 - Service Shares
 (commenced August 1)             6.69c        1.57c        6.32c       44.80d
-------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge was taken into account.

(c) Annualized.

(d) Not annualized.

(e) Calculated based on the average shares outstanding methodology.

                      [This page intentionally left blank]

Index

   1 General Investment Management Approach
   3 Fund Investment Objectives and Strategies
       3 Goldman Sachs Adjustable Rate Government Fund
       4 Goldman Sachs Short Duration Government Fund
       5 Goldman Sachs Short Duration Tax-Free Fund
       6 Goldman Sachs Government Income Fund
       7 Goldman Sachs Municipal Income Fund
       8 Goldman Sachs Core Fixed Income Fund
       9 Goldman Sachs Global Income Fund
      11 Goldman Sachs High Yield Municipal Fund
      13 Goldman Sachs High Yield Fund

  16 Other Investment
     Practices and Securities
  20 Principal Risks of the
     Fund
  25 Fund Performance
  34 Fund Fees and Expenses
  38 Service Providers
  45 Dividends
  47 Shareholder Guide
       47 How to Buy Shares
       51 How to Sell Shares
  56 Taxation
  59 Appendix A
     Additional Information on
     Portfolio Risks,
     Securities and Techniques
  80 Appendix B
     Financial Highlights

Fixed Income Funds
Prospectus (Institutional Shares)

 FOR MORE INFORMATION


 Annual/Semi-annual Report
 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

 Statement of Additional Information

 Additional information about the Funds and their policies is also available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550

 By mail - Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois
 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC EDGAR database - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

                            [LOGO OF GOLDMAN SACHS]

        The Funds' investment company registration number is 811-5349.

505630
FIPROINST

  GOLDMAN SACHS FIXED INCOME FUNDS

  Prospectus

Service
Shares

March 1, 2000



 .Goldman Sachs
 Adjustable Rate
 Government Fund

 .Goldman Sachs
 Short Duration
 Government Fund

 .Goldman Sachs
 Short Duration
 Tax-Free Fund

 .Goldman Sachs
 Government Income Fund

 .Goldman Sachs
 Municipal
 Income Fund

 .Goldman Sachs Core
 Fixed Income Fund

 .Goldman Sachs
 Global Income Fund

 .Goldman Sachs
 High Yield Municipal Fund

 .Goldman Sachs
 High Yield Fund

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. AN INVESTMENT IN A FUND
  INVOLVES INVESTMENT RISKS, INCLUDING POSSI-
  BLE LOSS OF PRINCIPAL.


[LOGO OF GOLDMAN SACHS]

NOT FDIC-INSURED              May Lose Value     No Bank Guarantee

General Investment Management Approach

 Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, High Yield Municipal and High Yield Funds. Goldman Sachs Funds Man-agement, L.P. serves as investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management Interna-tional serves as investment adviser to the Global Income Fund. Goldman Sachs Asset Management, Goldman Sachs Funds Management, L.P., and Goldman Sachs Asset Management International are each referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Fixed Income Investing Philosophy:
 Active Management Within a Risk-Managed Framework
 The Investment Adviser employs a disciplined, multi-step process to evaluate potential investments:
 1. Sector Allocation--The Investment Adviser assesses the relative value of different investment sectors (such as U.S. corporate, asset-backed and mort-gage-backed securities) to create investment strategies that meet each Fund's objectives.
 2. Security Selection--In selecting securities for each Fund, the Investment Adviser draws on the extensive resources of Goldman Sachs, including fixed-income research professionals.
 3. Yield Curve Strategies--The Investment Adviser adjusts the term structure of the Funds based on its expectations of changes in the shape of the yield curve while closely controlling the overall duration of the Fund.

 The Investment Adviser de-emphasizes interest rate predictions as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

 With every fixed-income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs' extensive research capabilities.

--------------------------------------------------------------------------------

 Each of the Funds described in this Prospectus has a target duration. A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless other-wise noted.

 Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one nationally recognized statistical rating organization ("NRSRO") even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are deter-mined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund's minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. This is so even if the downgrade causes the aver-age credit quality of the Fund to be lower than that stated in the Prospec-tus. Furthermore, during this period, the Investment Adviser will only buy securities at or above the Fund's average rating requirement. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

Fund Investment Objectives and Strategies

 Goldman Sachs Adjustable Rate Government Fund

        FUND FACTS
--------------------------------------------------------------------------------

   Duration (under Target = Six-Month to One-Year U.S. Treasury Security normal interest Maximum = 2 years rate conditions):

 Expected Approxi-  9-month U.S. Treasury bill
     mate Interest
 Rate Sensitivity:

   Credit Quality:  U.S. Government Securities and repurchase agreements col-
                    lateralized by such securities

       Benchmarks:  Six-Month and One-Year U.S. Treasury Security


 INVESTMENT OBJECTIVE


 The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 65% of its total assets in securities issued or guaranteed by the U.S. government, its agen-cies, instrumentalities or sponsored enterprises ("U.S. Government Securi-ties") that are adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securi-ties, including:
 .Fixed rate mortgage pass-through securities
 .Other securities representing an interest in or collateralized by adjust-
  able rate and fixed rate mortgage loans ("Mortgage-Backed Securities") .Repurchase agreements collateralized by U.S. Government Securities

 Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

Goldman Sachs Short Duration Government Fund

         FUND FACTS
--------------------------------------------------------------------------------

    Duration (under   Target = Two-Year U.S. Treasury Security plus or minus
    normal interest   0.5 years
  rate conditions):   Maximum = 3 years

  Expected Approxi-   2-year U.S. Treasury note
 mate Interest Rate
       Sensitivity:

    Credit Quality:   U.S. Government Securities and repurchase agreements
                      collateralized by such securities

         Benchmark:   Two-Year U.S. Treasury Security


 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collater-alized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Short Duration Tax-Free Fund

         FUND FACTS
--------------------------------------------------------------------------------

    Duration (under   Target = Lehman Brothers Three-Year Municipal Bond Index
    normal interest   plus or minus 0.5 years
  rate conditions):   Maximum = 4 years

  Expected Approxi-   3-year municipal bond
 mate Interest Rate
       Sensitivity:

    Credit Quality:   Minimum = BBB or Baa by a NRSRO at the
                      time of purchase, or, if unrated, deter-mined by the Investment Adviser to be of comparable quality

         Benchmark:   Lehman Brothers Three-Year Municipal Bond Index


 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal conditions, at least 80% of its net assets in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof ("Munici-pal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purpos-es), and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund's investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund's net assets. The interest from private activity bonds (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

Goldman Sachs Government Income Fund

         FUND FACTS
--------------------------------------------------------------------------------

    Duration (under   Target = Lehman Brothers Mutual Fund Government/Mortgage
    normal interest   Index plus or minus 1 year
  rate conditions):   Maximum = 6 years

  Expected Approxi-   5-year U.S. Treasury note
 mate Interest Rate
       Sensitivity:

    Credit Quality:   U.S. Government Securities; non-U.S. Government Securi-
                      ties rated AAA or Aaa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality

         Benchmark:   Lehman Brothers Mutual Fund Government/Mortgage Index


 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income, consistent with safety of principal.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collater-alized by such securities. The remainder of the Fund's assets may be invested in non-government securities such as privately issued Mortgage-Backed Securities, asset-backed securities and corporate securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Municipal Income Fund

         FUND FACTS
--------------------------------------------------------------------------------

    Duration (under   Target = Lehman Brothers 15-Year Municipal Bond Index
    normal interest   plus or minus one year
  rate conditions):   Maximum = 12 years

  Expected Approxi-   15-year municipal bond
 mate Interest Rate
       Sensitivity:

    Credit Quality:
                      Minimum = BBB/Baa at the time of purchase; Weighted Average = AA or Aa
                      Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

         Benchmark:   Lehman Brothers 15-Year Municipal Bond Index


 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular fed-eral income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its net assets in private activity bonds, the interest from which (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

Goldman Sachs Core Fixed Income Fund

         FUND FACTS
--------------------------------------------------------------------------------

    Duration (under   Target = Lehman Brothers Aggregate Bond Index plus or
    normal interest   minus one year
  rate conditions):   Maximum = 6 years

  Expected Approxi-   5-year U.S. Treasury note
 mate Interest Rate
       Sensitivity:

    Credit Quality:   Minimum = BBB or Baa; Minimum for non-U.S. dollar denom-
                      inated securities = AA or Aa
                      Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

         Benchmark:   Lehman Brothers Aggregate Bond Index


 INVESTMENT OBJECTIVE


 The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities and asset-backed secu-rities. The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. The Fund's investments in non-U.S. dollar denom-inated obligations will not exceed 25% of its total assets at the time of investment, of which 10% may be invested in obligations of issuers in coun-tries with emerging markets or economies ("emerging countries"). In pursuing its investment objective, the Fund uses the Index as its performance bench-mark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Global
Income Fund

         FUND FACTS
--------------------------------------------------------------------------------

    Duration (under   Target = J.P. Morgan Global Government Bond Index
    normal interest   (hedged) plus or minus 2.5 years
  rate conditions):   Maximum = 7.5 years

  Expected Approxi-   6-year government bond
 mate Interest Rate
       Sensitivity:

    Credit Quality:   Minimum = BBB or Baa at time of purchase; at least 50%
                      of total assets = AAA or Aaa
                      Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

         Benchmark:   J.P. Morgan Global Government Bond Index (hedged)


 INVESTMENT OBJECTIVE


 The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests primarily in a portfolio of high quality fixed-income secu-rities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will:
 .Have at least 30% of its total assets, after considering the effect of cur-
  rency positions, denominated in U.S. dollars
 .Invest in securities of issuers in at least three countries
 .Seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations

 The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund's total assets will be invested in securities of issuers in any other

Goldman Sachs Global Income Fund continued

 single foreign country. The Fund may also invest up to 10% of its total assets in issuers in emerging countries.

 The fixed-income securities in which the Fund may invest include:
 .U.S. Government Securities and custodial receipts therefor
 .Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities
 .Corporate debt securities
 .Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion
 .Commercial paper
 .Mortgage-Backed Securities and asset-backed securities

 The Global Income Fund is "non-diversified" under the Investment Company Act of 1940 (the "Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds. Therefore, the Global Income Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs High Yield Municipal Fund

         FUND FACTS
--------------------------------------------------------------------------------

    Duration (under   Target = Lehman Brothers Municipal Bond Index plus or
    normal interest   minus 2 years
  rate conditions):   Maximum = 12 years

  Expected Approxi-   15-20-year municipal bond
 mate Interest Rate
       Sensitivity:

    Credit Quality:
                      At least 65% of total assets = BB or Ba or lower at the time of investment or, if unrated, determined by the Investment Adviser to be of comparable quality

        Benchmarks:   Lehman Brothers Municipal Bond Index and Lehman Brothers
                      High Yield Municipal Bond Index


 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital apprecia-tion.

 PRINCIPAL INVESTMENT STRATEGIES

 The Fund invests, under normal circumstances, at least 65% of its total assets in high-yield Municipal Securities that, at the time of investment, are non-investment grade securities. Non-investment grade securities are securities rated BB, Ba or below by a NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable quality. Moreover, under normal circumstances, the Fund may invest up to 35% of its total assets in invest-ment grade fixed-income securities.

 In pursuing its principal investment strategy, the Investment Adviser will assess the relative value in the Municipal Securities market from both a credit and yield curve perspective. Tax-exempt securities offering the high current income sought by the Fund are ordinarily in the medium and lower rating categories of NRSROs (BB/Ba or lower).

 Under normal circumstances, the Fund invests at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular fed-eral income tax (i.e., excluded from gross income for federal income tax purposes).

Goldman Sachs High Yield Municipal Fund continued

 The Fund may invest up to 100% of its net assets in private activity bonds, the interest from which (including the Fund's distributions of such inter-est) may be a preference item for purposes of the federal alternative mini-mum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

 Recognizing that the high-yield municipal market may consist of a limited number of attractive investment opportunities at any one time, the Invest-ment Adviser may temporarily close the Fund to new investors in circum-stances where it believes that a sufficient quantity of appropriate high-yield Municipal Securities are not available in the market place. This determination will not preclude existing shareholders from purchasing or redeeming Fund shares.

 The High Yield Municipal Fund is "non-diversified" under the Act, and may invest more of its assets in fewer issuers than "diversified" mutual funds. Therefore, the High Yield Municipal Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

 Non-investment grade fixed-income securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with simi-lar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
High Yield Fund

         FUND FACTS
--------------------------------------------------------------------------------

    Duration (under   Target = Lehman Brothers High Yield Bond Index plus or
    normal interest   minus 2.5 years
  rate conditions):   Maximum = 7.5 years

  Expected Approxi-   6-year U.S. Treasury note
 mate Interest Rate
       Sensitivity:

    Credit Quality:   At least 65% of total assets = BB or Ba or lower at the
                      time of investment or, if unrated, determined by the Investment Adviser to be of comparable quality.

         Benchmark:
                      Lehman Brothers U.S. Corporate High Yield Bond Index

 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES

 The Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed-income securities that, at the time of invest-ment, are non-investment grade securities. Non-investment grade securities are securities rated BB, Ba or below by a NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including:
 .Senior and subordinated corporate debt obligations (such as bonds, deben-
  tures, notes and commercial paper)
 .Convertible and non-convertible corporate debt obligations
 .Loan participations
 .Custodial receipts
 .Municipal Securities
 .Preferred stock

 The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency.

Goldman Sachs High Yield Fund continued


 Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed-income securities, including U.S. Govern-ment Securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund.


 Non-investment grade fixed-income securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with simi-lar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.

 CREDIT QUALITY

 For your information, set forth below is the distribution of ratings for the portfolio securities (including commercial paper and non-convertible bonds) held by the Fund on October 31, 1999, the last day of the Fund's fiscal year.

                                 Percentage of
                                 Fund's assets
 ---------------------------------------------
  AAA/Aaa                              2.3%
  AA/Aa                                  0%
  A                                      0%
  BBB/Baa                              1.5%
  BB/Ba                                9.7%
  B                                   79.3%
  CCC/Caa                              5.6%
  Not rated
   Comparable to A                       0%
   Comparable to BBB/Baa                 0%
   Comparable to BB/Ba or lower          0%
   Comparable to CCC                   1.6%
 ---------------------------------------------
                                     100.0%
 ---------------------------------------------

                      [This page intentionally left blank]

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securi-ties. Numbers in this table show allowable usage only; for actual usage, con-sult the Funds' annual and semi-annual reports. For more information see Appen-dix A.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)


 . No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund

                                    Adjustable   Short     Short
                                       Rate     Duration  Duration Government
                                    Government Government Tax-Free   Income
                                       Fund       Fund      Fund      Fund
-----------------------------------------------------------------------------
Investment Practices
Borrowings                            33 1/3     33 1/3    33 1/3    33 1/3
Credit and Interest Rate Swaps*         .          .         .         .
Currency Options and Futures            --         --        --        --
Cross Hedging of Currencies             --         --        --        --
Currency Swaps*                         --         --        --        --
Financial Futures Contracts             .          .         .         .
Forward Foreign Currency Exchange
 Contracts                              --         --        --        --
Interest Rate Floors, Caps and
 Collars                                .          .         .         .
Mortgage Dollar Rolls                   .          .         --        .
Mortgage Swaps*                         .          .         --        .
Options (including Options on
 Futures)                               .          .         .         .
Options on Foreign Currencies           --         --        --        --
Repurchase Agreements                   .          .         .         .
Securities Lending                    33 1/3     33 1/3    33 1/3    33 1/3
Standby Commitments and Tender
 Option Bonds                           --         --        .         --
When-Issued Securities and Forward
 Committments                           .          .         .         .
-----------------------------------------------------------------------------

--Not permitted
 * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

 ** These Funds may enter into repurchase agreements collateralized by securi-ties issued by foreign governments.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES







Municipal        Core Fixed             Global             High Yield
  Income           Income               Income             Municipal              High Yield
   Fund             Fund                 Fund                 Fund                   Fund
--------------------------------------------------------------------------------------------
  33 1/3           33 1/3               33 1/3               33 1/3                 33 1/3
    .                .                    .                    .                      .
    --               .                    .                    --                     .
    --               .                    .                    --                     .
    --               .                    .                    --                     .
    .                .                    .                    .                      .
    --               .                    .                    --                     .
    .                .                    .                    .                      .
    --               .                    .                    --                     --
    --               .                    .                    --                     .
    .                .                    .                    .                      .
    --               .                    .                    --                     .
    .                .**                  .**                  .                      .**
  33 1/3           33 1/3               33 1/3               33 1/3                 33 1/3
    .                --                   --                   .                      --
    .                .                    .                    .                      .
--------------------------------------------------------------------------------------------

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)


 .  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
-- Not permitted

                                      Adjustable   Short     Short
                                         Rate     Duration  Duration Government
                                      Government Government Tax-Free   Income
                                         Fund       Fund      Fund      Fund
-------------------------------------------------------------------------------
Investment Securities
Asset-Backed Securities                   ./1/       ./1/      .         .
Bank Obligations                          --         --        --        .
Convertible Securities                    --         --        .         --
Corporate Debt Obligations and Trust
 Preferred Securities                     --         --        .         .
Emerging Country Securities               --         --        --        --
Foreign Securities/2/                     --         --        --        --
Loan Participations                       --         --        --        --
Mortgage-Backed Securities
Adjustable Rate Mortgage Loans            .          .         --        .
Collateralized Mortgage Obligations       .          .         --        .
Multiple Class Mortgage-Backed
 Securities                               .          .         --        .
Privately Issued Mortgage-Backed
 Securities                               --         --        --        .
Stripped Mortgage-Backed Securities       .          .         --        .
Non-Investment Grade Fixed
 Income Securities                        --         --        --        --
Preferred Stock, Warrants and Rights      --         --        --        --
Structured Securities*                    .          .         .         .
Taxable Municipal Securities              --         --        .         --
Tax-Free Municipal Securities             --         --        80+       .
Temporary Investments                     .          .         ./5/      .
U.S. Government Securities                .          .         .         .
-------------------------------------------------------------------------------

 * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
 1 Adjustable Rate Government and Short Duration Government Funds may only invest in asset-backed securities that are issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises.
 2 Includes issuers domiciled in one country and issuing securities denomi-nated in the currency of another.

 3 Of the Funds' investments in foreign securities, 10% of each Fund's total assets in the aggregate may be invested in emerging country securities.

 4 High Yield Municipal and High Yield Funds may invest up to 35% of their respective total assets in investment grade securities under normal condi-tions.
 5 Short-Duration Tax-Free, Municipal Income and High Yield Municipal Funds may invest no more than 20% of their net assets in taxable investments under normal conditions.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES






Municipal        Core Fixed             Global              High Yield
  Income           Income               Income              Municipal              High Yield
   Fund             Fund                 Fund                  Fund                   Fund
----------------------------------------------------------------------------------------------
    .                .                    .                     .                      .
    --               .                    .                     --                     .
    .                .                    --                    .                      .
    .                .                    .                     .                      .
    --               10/3/                10/3/                 --                     25/7/
    --               25                   25                    --                     ./7/
    --               --                   --                    --                     .
    --               .                    .                     --                     .
    --               .                    .                     --                     .
    --               .                    .                     --                     .
    --               .                    .                     --                     .
    --               .                    .                     --                     .
    --               --                   --                    65+/4/                 65+/4/
    --               --                   --                    --                     .
    .                .                    .                     .                      .
    20               .                    --                    20                     .
    80+              .                    --                    80+                    .
   ./5/              .                    .                  ./5/,/6/                 ./6/
    .                .                    .                     .                      .
----------------------------------------------------------------------------------------------

 6 High Yield Municipal and High Yield Funds may for this purpose invest in investment grade securities without limit.

 7 The High Yield Fund may invest up to 25% of its total assets in securities not denominated in U.S. dollars and in emerging country securities denomi-nated in any currency.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.

 .Applicable
--Not Applicable

                            Adjustable   Short-    Short-
                               Rate     Duration  Duration Government
                            Government Government Tax-Free   Income
                               Fund       Fund      Fund      Fund
---------------------------------------------------------------------
Interest Rate                   .          .         .         .
Credit/Default                  .          .         .         .
Call                            .          .         .         .
Extension                       .          .         .         .
Derivatives                     .          .         .         .
U.S. Government Securities      .          .         .         .
Market                          .          .         .         .
Management                      .          .         .         .
Liquidity                       .          .         .         .
Non-Diversification             --         --        --        --
Foreign                         --         --        --        --
Emerging Countries              --         --        --        --
Junk Bond                       --         --        --        --
Tax                             --         --        .         --
---------------------------------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS



Municipal        Core Fixed             Global             High Yield
  Income           Income               Income             Municipal              High Yield
   Fund             Fund                 Fund                 Fund                   Fund
--------------------------------------------------------------------------------------------
    .                .                    .                    .                      .
    .                .                    .                    .                      .
    .                .                    .                    .                      .
    .                .                    .                    .                      .
    .                .                    .                    .                      .
    .                .                    .                    .                      .
    .                .                    .                    .                      .
    .                .                    .                    .                      .
    .                .                    .                    .                      .
   --                --                   .                    .                      --
   --                .                    .                    --                     .
   --                .                    .                    --                     .
   --                --                   --                   .                      .
    .                --                   --                   .                      --
--------------------------------------------------------------------------------------------

All Funds:

 .Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

 .Credit/Default Risk--The risk that an issuer or guarantor of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. With respect to the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds, risk of loss from payment default may exist where Municipal Securities are backed by foreign letters of credit or guarantees.
 .Call Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
 .Extension Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.
 .Derivatives Risk--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative investments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
 .U.S. Government Securities Risk--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.
 .Market Risk--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.
 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

 .Liquidity Risk--The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment

                                                    PRINCIPAL RISKS OF THE FUNDS

 categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the "Asset Allocation Portfolios") expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund's net asset value ("NAV").

Specific Funds:

 .Non-Diversification Risk--The Global Income and High Yield Municipal Funds are non-diversified, meaning that each Fund is permitted to invest more of its assets in fewer issuers than "diversified" mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom, as well as in the securities of U.S. issuers. Concentration of the Global Income Fund's investments in such issuers will subject the Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

 .Foreign Risk--The Core Fixed Income, Global Income and High Yield Funds will be subject to risks of loss with respect to their foreign investments that are not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Funds will also be subject to the risk of negative foreign currency rate fluctua-tions. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

 .Emerging Countries Risk--The Core Fixed Income, Global Income and High Yield Funds may invest in emerging countries. The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liq-uid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.

 ."Junk Bond" Risk--The High Yield Municipal and High Yield Funds will invest in non-investment grade fixed-income securities (commonly known as "junk bonds") that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

 .Tax Risk--The Short Duration Tax-Free, Municipal Income and High Yield Munici-pal Funds may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing fed-eral income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securi-ties. This could in turn affect a Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels. Additionally, these Funds would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local income tax consequences of their investments.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED

 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Service Shares from year to year; and (b) how the average annual returns of a Fund's Service Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. The High Yield Municipal Fund as of the date of this Pro-spectus had less than one calendar year's performance, therefore, no perfor-mance information is provided in this section.

Adjustable Rate Government Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q1 '99

       1.58%

 Worst Quarter

 Q4 '98

       0.39%

[GRAPH]

 1998      1999
------    ------
 3.54%     4.63%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999   1 Year Since Inception
 ----------------------------------------------------------------
  Service Shares (Inception 3/27/97)       4.63%       4.59%
  Six-Month U.S. Treasury Security*        4.64%       5.26%
  One-Year U.S. Treasury Security*         4.03%       5.34%
  Lehman Brothers Mutual Fund Short (1-2)
   U.S. Government Index**                 3.42%       5.65%
 ----------------------------------------------------------------

 * The Six-Month and One-Year U.S. Treasury Securities, as reported by Merrill Lynch, do not reflect any fees or expenses.
** The Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index, an unmanaged index, does not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Short Duration Government Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q3 '98

       2.86%

 Worst Quarter

 Q4 '98

      -0.25%

[GRAPH]

  1997              1998       1999
 ------            ------     ------
  6.55%             5.22%      2.52%



 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999   1 Year Since Inception
 ----------------------------------------------------------------
  Service Shares (Inception 4/10/96)       2.52%       5.20%
  Two-Year U.S. Treasury Security*         1.89%       5.27%
  Lehman Brothers Mutual Fund Short (1-3)
   U.S. Government Index**                 2.97%       5.79%
 ----------------------------------------------------------------

 * The Two-Year U.S. Treasury Security, as reported by Merrill Lynch, does not reflect any fees or expenses.
** The Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index, an unmanaged index, does not reflect any fees or expenses.

Short Duration Tax-Free Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q2 '95

       1.78%

 Worst Quarter

 Q2 '99

      -0.69%

[GRAPH]

 1995       1996      1997       1998       1999
------     ------    ------     ------     ------
 6.31%      4.19%     4.74%      4.17%      0.63%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1999                                  1 Year 5 Years Since Inception
 ---------------------------------------------------------------------
  Service Shares (Inception 9/20/94)    0.63%   3.99%       3.74%
  Lehman Brothers Three-Year Municipal
   Bond Index*                          1.97%   5.17%       4.92%
 ---------------------------------------------------------------------

 * The Lehman Brothers Three-Year Municipal Bond Index, an unmanaged index, does not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Government Income Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q3 '98

       4.24%

 Worst Quarter

 Q2 '99

      -1.18%

[GRAPH]

 1998     1999
------   ------
 6.85%   -0.91%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1999                                1 Year  Since Inception
 ------------------------------------------------------------
  Service Shares (Inception 8/15/97)  (0.91)%      4.21%
  Lehman Brothers Mutual Fund
   Government/Mortgage Index*         (0.54)%      5.26%
 ------------------------------------------------------------

 * The Lehman Brothers Mutual Fund Government/Mortgage Index, an unmanaged index, does not reflect any fees or expenses.

Municipal Income Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q3 '98

       2.69%

 Worst Quarter

 Q2 '99

      -2.91%

[GRAPH]

 1998       1999
------     ------
 5.46%     -4.99%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1999                                1 Year  Since Inception
 ------------------------------------------------------------
  Service Shares (Inception 8/15/97)  (4.99)%      1.99%
  Lehman Brothers 15-Year Municipal
   Bond Index*                        (2.50)%      3.69%
 ------------------------------------------------------------

 * The Lehman Brothers 15-Year Municipal Bond Index, an unmanaged index, is a total return performance benchmark for the 15-year maturity, investment-grade tax-exempt bond market. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Core Fixed Income Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q3 '98

       4.01%

 Worst Quarter

 Q2 '99

      -1.23%

[GRAPH]

 1997      1998      1999
------    ------    ------
 8.86%     7.42%    -1.41%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1999                                   1 Year  Since Inception
 ---------------------------------------------------------------
  Service Shares (Inception 3/13/96)     (1.41)%      5.37%
  Lehman Brothers Aggregate Bond Index*  (0.82)%      6.04%
 ---------------------------------------------------------------

 * The Lehman Brothers Aggregate Bond Index represents an unmanaged diversi-fied portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed secu-rities. The Index figures do not reflect any fees or expenses.

Global Income Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q3 '98

       5.52%

 Worst Quarter

 Q2 '99

      -1.79%

[GRAPH]
 1998     1999
------   ------
10.33%   -1.45%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1999                                1 Year  Since Inception
 ------------------------------------------------------------
  Service Shares (Inception 3/12/97)  (1.45)%      6.02%
  J.P. Morgan Global Government
   Bond Index (hedged)*                 0.72%      7.58%
 ------------------------------------------------------------

 * The J.P. Morgan Global Government Bond Index (hedged), an unmanaged index, does not reflect any fees or expenses.

                                                                FUND PERFORMANCE

High Yield Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q4 "98

       4.99%

 Worst Quarter

 Q3 "98

      -6.63%

[GRAPH]

 1998      1999
------    ------
 2.93%     4.26%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999                 1 Year Since Inception
 ------------------------------------------------------------------------------
  Service Shares (Inception 8/1/97)                      4.26%       4.70%
  Lehman Brothers U.S. Corporate High Yield Bond Index*  2.39%       3.30%
 ------------------------------------------------------------------------------

 * The Lehman Brothers U.S. Corporate High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any fees or expenses.

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.


                                            Adjustable   Short     Short
                                               Rate     Duration  Duration
                                            Government Government Tax-Free
                                               Fund       Fund      Fund
--------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                     None       None      None
Maximum Deferred Sales Charge (Load)           None       None      None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                          None       None      None
Redemption Fees                                None       None      None
Exchange Fees                                  None       None      None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees/2/                            0.40%      0.50%     0.40%
Service Fees/3/                               0.50%      0.50%     0.50%
Other Expenses/4/                             0.13%      0.17%     0.26%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                1.03%      1.17%     1.16%
--------------------------------------------------------------------------

See page 36 for all other footnotes.

  * As a result of the current waivers and expense limi-tations, "Other Expenses" and "Total Fund Operating
    Expenses" of the Funds which are actually incurred are as set forth below. The waivers and expense limi-tations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other
    Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                     Adjustable   Short     Short
                                                        Rate     Duration  Duration
                                                     Government Government Tax-Free
                                                        Fund       Fund     Fund
 ----------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees/2/                                   0.40%      0.50%     0.35%
  Service Fees/3/                                      0.50%      0.50%     0.50%
  Other Expenses/4/                                    0.09%      0.04%     0.04%
 ----------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current
   waivers and expense limitations)                    0.99%      1.04%     0.89%
 ----------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


Government     Municipal       Core Fixed       Global       High Yield
  Income        Income           Income         Income       Municipal        High Yield
   Fund          Fund             Fund           Fund           Fund             Fund
----------------------------------------------------------------------------------------
    None          None            None           None           None             None
    None          None            None           None           None             None
    None          None            None           None           None             None
    None          None            None           None           None             None
    None          None            None           None           None             None
   0.65%         0.55%           0.40%          0.90%          0.55%            0.70%
   0.50%         0.50%           0.50%          0.50%          0.50%            0.50%
   0.28%         0.19%           0.18%          0.17%          0.44%            0.12%
----------------------------------------------------------------------------------------
   1.43%         1.24%           1.08%          1.57%          1.49%            1.32%
----------------------------------------------------------------------------------------


  Government     Municipal     Core Fixed     Global     High Yield
    Income        Income         Income       Income     Municipal      High Yield
    Fund           Fund           Fund         Fund         Fund           Fund
----------------------------------------------------------------------------------
    0.54%          0.50%         0.40%        0.65%        0.55%          0.70%
    0.50%          0.50%         0.50%        0.50%        0.50%          0.50%
    0.04%          0.04%         0.14%        0.04%        0.04%          0.06%
----------------------------------------------------------------------------------
    1.08%          1.04%         1.04%        1.19%        1.09%          1.26%
----------------------------------------------------------------------------------

/1/The Funds' annual operating expenses are based on actual expenses, except for the High Yield Municipal Fund which are based on estimated amounts for the current fiscal year.

/2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Short Duration Tax-Free, Government Income, Municipal Income and Global Income Funds equal to 0.05%, 0.11%, 0.05% and 0.25%, respec-tively of such Funds' average daily net assets. As a result of fee waivers, the current management fees of the Short Duration Tax-Free, Government Income, Municipal Income and Global Income Funds are 0.35%, 0.54%, 0.50% and 0.65%, respectively, of such Funds' average daily net assets. The waivers may be ter-minated at any time at the option of the Investment Adviser.
/3/Service Organizations may charge other fees to their customers who are bene-ficial owners of Service Shares in connection with their customers' accounts. Such fees may affect the return customers realize with respect to their invest-ments.
/4/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" of each Fund (excluding management fees, transfer agency fees, service fees, taxes, interest and brokerage fees and lit-igation, indemnification and other extraordinary expenses) to the following percentages of each Fund's average daily net assets:

                               Other
Fund                          Expenses
--------------------------------------
Adjustable Rate Government     0.05%
Short Duration Government      0.00%
Short Duration Tax-Free        0.00%
Government Income              0.00%
Municipal Income               0.00%
Core Fixed Income              0.10%
Global Income                  0.00%
High Yield Municipal           0.00%
High Yield                     0.02%

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


Fund                        1 Year  3 Years 5 Years 10 Years
------------------------------------------------------------
Adjustable Rate Government   $105    $328    $569    $1,259
------------------------------------------------------------
Short Duration Government    $119    $372    $644    $1,420
------------------------------------------------------------
Short Duration Tax-Free      $118    $368    $638    $1,409
------------------------------------------------------------
Government Income            $146    $452    $782    $1,713
------------------------------------------------------------
Municipal Income             $126    $393    $681    $1,500
------------------------------------------------------------
Core Fixed Income            $110    $343    $595    $1,317
------------------------------------------------------------
Global Income                $160    $496    $855    $1,867
------------------------------------------------------------
High Yield Municipal         $152    $471     N/A     N/A
------------------------------------------------------------
High Yield                   $134    $418    $723    $1,590
------------------------------------------------------------

Service Organizations that invest in Service Shares on behalf of their custom-ers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for infor-mation regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Shareholder Guide" in the Pro-spectus and "Other Information" in the Statement of Additional Information ("Additional Statement").

Service Providers

 INVESTMENT ADVISERS



  Investment Adviser         Fund
 ------------------------------------------------------
  Goldman Sachs Asset
   Management ("GSAM")       Short Duration Tax-Free
  32 Old Slip                Government Income
  New York, New York 10005   Municipal Income
                             Core Fixed Income
                             High Yield Municipal
                             High Yield
 ------------------------------------------------------
  Goldman Sachs Funds
   Management, L.P.
   ("GSFM")                  Adjustable Rate Government
  32 Old Slip                Short Duration Government
  New York, New York 10005
 ------------------------------------------------------
  Goldman Sachs Asset
   Management International
   ("GSAMI")                 Global Income
  133 Peterborough Court
  London EC4A 2BB
  England
 ------------------------------------------------------

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM, GSAMI and GSFM. Goldman Sachs registered as an invest-ment adviser in 1981. GSAMI, a member of the Investment Management Regula-tory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. The Goldman Sachs Group, L.P., which controlled the Investment Advisers, merged into the Goldman Sachs Group, Inc. as a result of an initial public offering. As of December 31, 1999, GSAM, GSAMI and GSFM, along with other units of IMD, had assets under management of $258.5 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain

                                                               SERVICE PROVIDERS

 proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate alloca-tions among categories of issuers and types of securities.

 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds
 .Provides personnel to perform necessary executive, administrative and clerical services to the Funds
 .Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund's average daily net assets):

                                               Actual Rate for the
                                               Fiscal Period Ended
                              Contractual Rate October 31, 1999
 -----------------------------------------------------------------
  GSAM:
 -----------------------------------------------------------------
  Short Duration Tax-Free          0.40%              0.35%
 -----------------------------------------------------------------
  Government Income                0.65%              0.54%
 -----------------------------------------------------------------
  Municipal Income                 0.55%              0.50%
 -----------------------------------------------------------------
  Core Fixed Income                0.40%              0.40%
 -----------------------------------------------------------------
  High Yield Municipal             0.55%               N/A
 -----------------------------------------------------------------
  High Yield                       0.70%              0.70%
 -----------------------------------------------------------------
  GSFM:
 -----------------------------------------------------------------
  Adjustable Rate Government       0.40%              0.40%
 -----------------------------------------------------------------
  Short Duration Government        0.50%              0.50%
 -----------------------------------------------------------------
  GSAMI:
 -----------------------------------------------------------------
  Global Income                    0.90%              0.65%
 -----------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 FUND MANAGERS


 Fixed Income Portfolio Management Team
 .The fixed-income portfolio management team is comprised of a deep team of sector specialists
 .The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation

 .The team manages approximately $50.5 billion in fixed-income assets for retail, institutional and high net worth clients

U.S. Fixed Income-Investment Management Team

                                                 Years Primarily
 Name and Title   Fund Responsibility            Responsible     Five Year Employment History
---------------------------------------------------------------------------------------------
 Jonathan A.          Senior Portfolio               Since         Mr. Beinner joined the
 Beinner              Manager-- Adjustable Rate                    Investment Adviser in
 Managing              Government                    1992          1990. He became a
 Director and         Short Duration Government      1992          portfolio manager in
 Co-Head U.S.         Government Income              1992          1992.
 Fixed Income         Core Fixed Income              1992
---------------------------------------------------------------------------------------------
 James B. Clark       Portfolio Manager--            Since         Mr. Clark joined the
 Vice President       Adjustable Rate                              Investment Adviser in
                       Government                    1994          1994 as a portfolio
                      Short Duration Government      1994          manger after working as
                      Government Income              1994          an investment manager in
                      Core Fixed Income              2000          the mortgage-backed
                                                                   securities group at
                                                                   Travelers Insurance
                                                                   Company.
---------------------------------------------------------------------------------------------
 Peter A. Dion        Portfolio Manager--            Since         Mr. Dion joined the
 Vice President       Adjustable Rate                              Investment Adviser in
                       Government                    1995          1992. From 1994 to 1995
                      Short Duration Government      1995          he was an associate
                                                                   portfolio manager. He
                                                                   became a portfolio
                                                                   manager in 1995.
---------------------------------------------------------------------------------------------
 C. Richard Lucy                                     Since         Mr. Lucy joined the
 Managing             Senior Portfolio                             Investment Adviser in
 Director and         Manager-- Adjustable Rate                    1992 as a portfolio
 Co-Head U.S.          Government                    1992          manager.
 Fixed Income         Short Duration Government      1992
                      Government Income              1992
                      Core Fixed Income              1992
---------------------------------------------------------------------------------------------
 James P.             Portfolio Manager--            Since         Mr. McCarthy joined the
 McCarthy             Adjustable Rate                              Investment Adviser in
 Vice President        Government                    1995          1995 as a portfolio
                      Short Duration Government      1995          manager after working
                                                                   four years at Nomura
                                                                   Securities, where he was
                                                                   an assistant vice
                                                                   president and an
                                                                   adjustable rate mortgage
                                                                   trader.
---------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS


U.S. Fixed Income-Municipal Investment Management Team

                                        Years Primarily
 Name and Title   Fund Responsibility   Responsible     Five Year Employment History
------------------------------------------------------------------------------------
 Ben Barber        Portfolio Manager--       Since        Mr. Barber joined the
 Vice President    Short Duration Tax-       1999         Investment Adviser in
                   Free                      1999         1999 as a portfolio
                   Municipal Income          2000         manager. Prior to his
                   High Yield                             current position, he
                   Municipal                              managed high yield
                                                          municipal and municipal
                                                          bond funds at Franklin
                                                          Templeton for eight
                                                          years.
------------------------------------------------------------------------------------
 Tom Kenny         Senior                    Since        Mr. Kenny joined the
 Managing          Portfolio Manager--       1999         Investment Adviser in
 Director and      Short Duration Tax-       1999         1999 as a senior
 Head of           Free                      2000         portfolio manager.
 Municipal Bond    Municipal Income                       Previously, he spent 13
 Portfolio         High Yield                             years at Franklin
 Management        Municipal                              Templeton where he was a
                                                          portfolio manager of high
                                                          yield municipal and
                                                          municipal funds, Director
                                                          of Municipal Research and
                                                          Director of the Municipal
                                                          Bond Department.
------------------------------------------------------------------------------------

U.S. Fixed Income-High Yield Investment Management Team

                                      Years Primarily
 Name and Title   Fund Responsibility Responsible     Five Year Employment History
----------------------------------------------------------------------------------
 Rachel Golder     Portfolio               Since       Ms. Golder joined the
 Vice President    Manager--               1997        Investment Adviser in 1997
 and Director of   High Yield                          as a portfolio manager. She
 High Yield                                            is responsible for managing
 Credit Research                                       high yield assets. Prior to
                                                       joining the Investment
                                                       Adviser, she spent six
                                                       years at Saudi
                                                       International Bank as a
                                                       high yield credit analyst
                                                       and portfolio manager.
----------------------------------------------------------------------------------
 Andrew Jessop     Senior Portfolio        Since       Mr. Jessop joined the
 Vice President    Manager--               1997        Investment Adviser in 1997
                   High Yield                          as a portfolio manager. He
                                                       is responsible for managing
                                                       high yield assets.
                                                       Previously, he worked six
                                                       years managing high yield
                                                       portfolios at Saudi
                                                       International Bank in
                                                       London.
----------------------------------------------------------------------------------

                                      Years Primarily
 Name and Title   Fund Responsibility Responsible     Five Year Employment History
----------------------------------------------------------------------------------
 Michael L.        Senior Portfolio        Since       Mr. Pasternak is a product
 Pasternak         Manager--               1997        manager for high yield
 Vice President    High Yield                          assets and contributes to
                                                       the management of high
                                                       yield assets. He joined the
                                                       Investment Adviser in 1997
                                                       as a portfolio manager.
                                                       Prior to that, he spent
                                                       eight years managing high
                                                       yield corporate bond and
                                                       loan portfolios at Saudi
                                                       International Bank in
                                                       London.
----------------------------------------------------------------------------------
 Christopher       Portfolio               Since       Mr. Testa joined the
 Testa             Manager--               1997        Investment Adviser in 1994.
 Vice President    High Yield                          He became a portfolio
                                                       manager in 1996. He has
                                                       been responsible for
                                                       managing high yield assets
                                                       since 1997.
----------------------------------------------------------------------------------

Global Fixed Income--Investment Management Team

                                      Years Primarily
 Name and Title   Fund Responsibility Responsible     Five Year Employment History
----------------------------------------------------------------------------------
 Stephen           Senior Portfolio        Since       Mr. Fitzgerald joined the
 Fitzgerald        Manager--               1992        Investment Adviser in 1992
 Managing          Global Income                       as a portfolio manager.
 Director and
 Chief
 Investment
 Officer for
 International
 Fixed Income
----------------------------------------------------------------------------------
 Philip Moffitt    Portfolio               Since       Philip joined the
 Executive         Manager--               2000        Investment Adviser in 1999
 Director;         Global Income                       as a portfolio manager.
 Senior Currency   Fund                                Prior to joining the
 Portfolio                                             Investment Adviser he
 Manager                                               worked for three years as a
                                                       proprietary trader for
                                                       Tokai Asia Ltd in Hong
                                                       Kong. Before that Philip
                                                       spent ten years with
                                                       Bankers Trust Asset
                                                       Management in Australia,
                                                       where he was a Managing
                                                       Director responsible for
                                                       all active global fixed
                                                       income funds as well as a
                                                       member of the Asset
                                                       Allocation Committee.
----------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS


                                      Years Primarily
 Name and Title   Fund Responsibility Responsible     Five Year Employment History
----------------------------------------------------------------------------------
 Andrew Wilson     Portfolio               Since       Mr. Wilson joined the
 Managing          Manager--               1995        Investment Adviser in 1995
 Director          Global Income                       as a portfolio manager.
                                                       Prior to his current
                                                       position, he spent three
                                                       years as an Assistant
                                                       Director at Rothschild
                                                       Asset Management, where he
                                                       was responsible for
                                                       managing global and
                                                       international bond
                                                       portfolios with specific
                                                       focus on the U.S.,
                                                       Canadian, Australian and
                                                       Japanese economies.
----------------------------------------------------------------------------------
 Jennifer Youde    Portfolio               Since       Jennifer joined the
 Executive         Manager--               2000        Investment Adviser in 1996
 Director          Global Income                       as a portfolio manager and
                   Fund                                is a member of the Global
                                                       Bond Team. Prior to this,
                                                       she was at CINMan for
                                                       thirteen years, where she
                                                       ran the Japanese and Far
                                                       Eastern equity portfolios
                                                       for six years, before
                                                       taking over the management
                                                       of the global bond and
                                                       index-linked portfolios.
----------------------------------------------------------------------------------

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman

 Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affil-iates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve signifi-cant profits on their trading for proprietary or other accounts. In addi-tion, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000

 Goldman Sachs spent a total of approximately $185 million over the past sev-eral years to address the potential hardware, software and other computer and technology issues and related concerns associated with the transition to Year 2000 and to confirm that its service providers did the same. As a result of those efforts, Goldman Sachs has not experienced any material dis-ruptions in its operations in connection with, or following, the transition to the Year 2000.

Dividends

Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Funds' net investment income. The Funds also intend that all net realized capital gains (after taking into account any available capital loss carry- overs) will be declared as a dividend at least annually. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash dividends are elected with respect to the Fund's monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund's annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from capital gains are declared and paid as follows:

                            Investment Income    Capital Gains
                                Dividends        Distributions
                            ------------------ -----------------
Fund                        Declared  Paid     Declared and Paid
----------------------------------------------------------------
Adjustable Rate Government  Daily     Monthly      Annually
----------------------------------------------------------------
Short Duration Government   Daily     Monthly      Annually
----------------------------------------------------------------
Short Duration Tax-Free     Daily     Monthly      Annually
----------------------------------------------------------------
Government Income           Daily     Monthly      Annually
----------------------------------------------------------------
Municipal Income            Daily     Monthly      Annually
----------------------------------------------------------------
Core Fixed Income           Daily     Monthly      Annually
----------------------------------------------------------------
Global Income               Monthly   Monthly      Annually
----------------------------------------------------------------
High Yield Municipal        Daily     Monthly      Annually
----------------------------------------------------------------
High Yield                  Daily     Monthly      Annually
----------------------------------------------------------------

From time to time a portion of a Fund's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or undistributed realized appreciation of the Fund's portfolio securities. Therefore, subsequent distri-butions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions there-of) represent a return of a portion of the purchase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Service Shares.

 HOW TO BUY SHARES


 How Can I Purchase Service Shares Of The Funds?

 Generally, Service Shares may be purchased only through institutions that have agreed to provide account administration and personal and account main-tenance services to their customers who are the beneficial owners of Service Shares. These institutions are called "Service Organizations." Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place pur-chase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their cus-tomers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Pur-chases of Service Shares must be settled within three business days of receipt of a complete purchase order.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:
 .Wire federal funds to The Northern Trust Company ("Northern"), as subcustodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian) on the next business day; or

 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds--(Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Service Shares:

 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange shares for customers .Responding to inquiries from prospective and existing shareholders .Assisting customers with investment procedures

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of Goldman Sachs Trust (the "Trust"), purchase, redemption and exchange orders placed by or on behalf of their customers, and may des-ignate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a service plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?
 The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a

                                                               SHAREHOLDER GUIDE

 minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Serv-ice Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Reject or restrict any purchase or exchange orders by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
 .Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund's Investment Adviser.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Service Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                (Value of Assets of the Class)
                 - (Liabilities of the Class)
     NAV = ------------------------------------------
           Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accu-rate quotations are not readily available, the fair value of the Funds' investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost.
 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). This occurs after the determination, if any, of income declared as a dividend (except in the case of the Global Income Fund). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
 .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities (for example, in foreign markets) but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

 When Will Shares Be Issued And Dividends Begin To Be Paid?
 Global Income Fund: If a purchase order is received in proper form before the Fund's NAV is determined, shares will be issued the same day and will be entitled to any dividend declared on or after such purchase date.

 For all other Funds:

 .Shares Purchased by Federal Funds Wire:

  .If a purchase order in proper form specifies a settlement date and is received before the Fund's NAV is determined that day, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the business day after the purchase order is received; or
   (ii) the day that the federal funds wire is received by State Street.

  .If a purchase order in proper form does not specify a settlement date, shares will be issued and dividends will begin to accrue on the business day after payment is received.

 .Shares Purchased by Check or Federal Reserve Draft:
  .If a purchase order in proper form specifies a settlement date and is received before the Fund's NAV is determined that day, shares will be issued and dividends will begin to accrue on the business day after pay-ment is received.
  .If a purchase order in proper form does not specify a settlement date, shares will be issued and dividends will begin to accrue on the business day after payment is received.

                                                               SHAREHOLDER GUIDE


 HOW TO SELL SHARES


 How Can I Sell Service Shares Of The Funds?
 Generally, Service Shares may be sold (redeemed) only through Service Orga-nizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

 A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Appli-cation.


 --------------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower--60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------------
  By Telephone:    If you have elected the telephone redemption
                   privilege on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------------

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.

 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: The Funds will arrange for redemption proceeds to be wired as fed-eral funds to the bank account designated in the recordholder's Account Application. The following general policies govern wiring redemption pro-ceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Transfer Agent.

 .Neither the Trust nor Goldman Sachs assumes any responsibility for the per-formance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

 By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly exe-cuted redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Service Shares of each Fund (other than the Global Income Fund) earn divi-
  dends declared on the day the shares are redeemed.
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

                                                               SHAREHOLDER GUIDE


 The Trust reserves the right to:
 .Redeem the Service Shares of any Service Organization whose account balance falls below $50 as a result of earlier redemptions. The Funds will not redeem Service Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market conditions. The Fund will give 60 days' prior written notice to allow a Service Organiza-tion to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem the shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Service Shares of a Fund at NAV for Service Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.



  Instructions For Exchanging Shares:
 ---------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund names and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower--60th Floor
                    Chicago, IL 60606-6372
 ---------------------------------------------------------------
  By Telephone:    If you have elected the telephone exchange
                   privilege on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 ---------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.

 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types of Reports Will Be Sent Regarding Investments in Service Shares?

 Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement (quarterly in the case of the Global Income Fund). Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation

 TAXABILITY OF DISTRIBUTIONS

 As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax con-sequences of your investment in the Funds.

 Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

 Taxes on Distributions: Except for exempt-interest dividends paid by the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds, distributions of investment income are taxable as ordinary income for fed-eral tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Distributions from the Short Duration Tax-Free, Munic-ipal Income and High Yield Municipal Funds that are designated as "exempt interest dividends" are generally not subject to federal income tax (but may be subject to state or local taxes). Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain dis-tributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

 Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

 The Core Fixed Income, Global Income and High Yield Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in comput-ing their taxable income. Shareholders of the Global Income Fund may be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund elects to passthrough these taxes to you. Your January statement will provide the relevant foreign tax information to you.

 The Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds expect to distribute "exempt-interest dividends," attributable to tax-exempt
 inter     -
 est earned by those Funds. However, investments in tax-exempt bonds can also result in the recognition of income or gain by a Fund, and thereby cause a portion of the Fund's distributions to shareholders to be taxable. Thus, if the value of a bond appreciates while the Fund owns it (aside from apprecia-tion attributable to original issue discount on the bond), and the Fund then sells the bond at a gain, that gain will generally not be exempt from tax-- whether or not the interest income on the bond is exempt. Gain recognized by a Fund on sales of appreciated bonds will generally be short-term or long-term capital gain depending on whether the Fund has held the bonds for more than one year, but "market discount" bonds can cause the Fund to recognize ordinary income. "Market discount" is a discount at which a bond is pur-chased that is attributable to a decline in the value of a bond after its original issuance. The market discount is then taken into account ratably over the bond's remaining term to maturity, and the portion that accrues during the Fund's holding period for the bond is generally treated as tax-able ordinary income to the extent of any realized gain on the bond upon disposition or maturity. Distributions attributable to ordinary income and short-term capital gain recognized by the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds will be taxable to you as ordinary income. Distributions attributable to the excess of Fund net long-term capi-tal gains over net short-term capital losses, and designated by the Fund as "capital gain dividends," will be taxable to you as long-term capital gain.

 You should note that a portion of the exempt-interest dividends paid by the Short Duration Tax-Free, Municipal Income, and High Yield Municipal Funds may be a

 preference item when determining your federal alternative minimum tax lia-bility. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Short Duration Tax-Free, Municipal Income, and High Yield Municipal Funds generally will not be deductible for federal income tax purposes.

 TAXABILITY OF SALES AND EXCHANGES

 Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purpos-es, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Gen-erally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were

                                                                        TAXATION

 received on the shares. In addition, any loss realized on shares held for six months or less will be disallowed to the extent of any exempt-interest dividends that were received on the shares.

 OTHER INFORMATION

 When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

 A. General Portfolio Risks

 The Funds will be subject to the risks associated with fixed-income securi-ties. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), Mortgage-Backed Securities and asset-backed securities. For example, homeowners have the option to prepay their mort-gages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See "Financial Highlights" in Appendix B for a statement of the Funds' historical portfolio turnover rates.

 The following sections provide further information on certain types of secu-rities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Addi-tional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and

                                                                      APPENDIX A

 policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial positions and needs.

 B. Other Portfolio Risks


 Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agen-cies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 Risks of Derivative Investments. A Fund's transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars, struc-tured securities, inverse floating-rate securities, stripped mortgage-backed securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of deriv-ative instruments and the portfolio assets (if any) being hedged, the poten-tial illiquidity of the markets for derivative instruments, or the risks
 arising from margin requirements and related lever     -
 age factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative invest-ments for non-hedging purposes (that is, to seek to increase total return), which is considered a speculative practice and presents even greater risk of loss.

 Derivative Mortgage-Backed Securities (such as principal-only ("POs"), interest-only ("IOs") or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securi-ties. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, par-ticular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

 Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are sub-ject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

 Risks of Foreign Investments. Certain Funds may invest in foreign invest-ments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such invest-ments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the cur-rency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the port-folio security. In addition, if the currency in which a Fund receives divi-dends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts

                                                                      APPENDIX A

 after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to Decem-ber 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU"), may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibil-ity of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of a Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging coun-tries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement vol-ume limitations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

                                                                      APPENDIX A

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Invest-ing in emerging countries involves greater risk of loss due to expropria-tion, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to com-plete its contractual obligations. The creditworthiness of the local securi-ties firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than invest-ments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund's invest-ments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse eco-nomic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Invest-ments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

 .Both domestic and foreign securities that are not readily marketable .Certain municipal leases and participation interests
 .Certain stripped Mortgage-Backed Securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options

 .Certain structured securities and all swap transactions

 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

                                                                      APPENDIX A


 Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

 .U.S. Government Securities
 .Repurchase agreements collateralized by U.S. Government Securities

 Certain Funds may invest more than 20% of their respective net assets in taxable investments and in investment grade securities for temporary defen-sive purposes.

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investive objective.

 C. Portfolio Securities and Techniques


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 U.S. Government Securities and Related Custodial Receipts. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. gov-ernment agencies, instrumentalities or sponsored enterprises. U.S. Govern-ment Securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discre-tionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

 Interests in U.S. Government Securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentali-ties, political subdivisions or authorities. For certain securities law pur-poses, custodial receipts are not considered obligations of the U.S. govern-ment.

 Mortgage-Backed Securities. Certain Funds may invest in Mortgage-Backed Securities. Mortgage-Backed Securities represent direct or indirect partici-pations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of "credit enhancement." However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

 Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real prop-erty and other permitted investments.

 Mortgaged-Backed Securities also include stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives sub-stantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are gener-ally higher than prevailing market yields on other Mortgage-Backed Securi-ties because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of pre-payments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain posi-tions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to gener-ally prevailing interest rates at that

                                                                      APPENDIX A

 time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities gener-ally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support pay-ments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agen-cies or instrumentalities, the interest on which, in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alterna-tive minimum tax or from state or local taxes). Because of their tax-exempt status, the yields and market values of Municipal Securities may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities.

 Municipal Securities include both "general" and "revenue" bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

 Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity bonds, pre-refunded municipal securities and auction rate securi-ties.

 The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other con-ditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

 In addition, Municipal Securities include municipal leases, certificates of participation and "moral obligation" bonds. A municipal lease is an obliga-tion issued by a state or local government to acquire equipment or facili-ties. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obliga-tion bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appro-priate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

 Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate sub-stantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, bro-ker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the insti-tution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in deter-mining the maturity of the tender option bonds and a Fund's average portfo-lio maturity. There is risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

 Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in Municipal Securi-ties. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental

                                                                      APPENDIX A

 actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

 Corporate Debt Obligations; Trust Preferred Securities; Convertible Securi-ties. Certain Funds may invest in corporate debt obligations, trust pre-ferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a speci-fied period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders.

 Convertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Con-vertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Foreign Currency Transactions. Certain Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Certain Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds also may enter into such transactions to seek to increase total return, which is considered a speculative practice.

 Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of cor-relation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive a Fund of unrealized prof-its, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 Structured Securities and Inverse Floaters. Certain Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multi-ple of changes in the value of the Reference. Consequently, structured secu-rities may present a greater degree of market risk than other types of fixed-income securities, and may be more volatile, less liquid and more dif-ficult to price accurately than less complex securities.

 Structured securities include, but are not limited to, inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in

                                                                      APPENDIX A

 the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

 Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon, deferred interest, pay-in-kind and cap-ital appreciation bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

 Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the ben-efits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

 Successful use of mortgage dollar rolls depends upon the Investment Advis-er's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experi-ence a loss. For financial reporting and tax purposes, the Funds treat mort-gage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write
 (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index comprised of securities in which it may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the- counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 Yield Curve Options. Each Fund may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securi-ties, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options pres-ent a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. Government Securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transac-tions on both U.S. and foreign exchanges.

 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to

                                                                      APPENDIX A

 hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to other-wise manage their term structures, sector selection and durations in accor-dance with their investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such con-tracts and options. A Fund will engage in futures and related options trans-actions for bona fide hedging purposes as defined in regulations of the Com-modity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immedi-ately thereafter the sum of the amount of initial margin deposits and premi-ums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets.

 Futures contracts and related options present the following risks:
 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to pur-chase or sell securities for a fixed price at a future date beyond the cus-tomary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

 Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers' collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities, or capital loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Funds may also enter into repurchase agreements involving certain foreign government secu-rities.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agree-ment. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds,

                                                                      APPENDIX A

 together with other registered investment companies having advisory agree-ments with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

 Borrowings and Reverse Repurchase Agreements. Each Fund can borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of its total assets. A Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of secu-rities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest). These transac-tions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agree-ments involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional princi-pal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate col-lar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transac-tions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment perfor-mance of a Fund would be less favorable than it would have been if these investment techniques were not used.

 Other Investment Companies. Each Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment compa-nies. Such other investment companies will have investment objectives, poli-cies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

 Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (com-monly known as "junk bonds") are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer's inability to meet principal and interest obli-gations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corpo-rate or municipal developments, interest rate sensitivity, negative percep-tions of the junk bond markets generally and less secondary market liquidity.

 Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less estab-lished companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of princi-

                                                                      APPENDIX A
 pal and interest in the event of adverse developments or business condi-tions. Non-investment grade securities are also issued by state, city, or local municipalities that may have difficulty in making all scheduled inter-est and principal payments.

 The market value of non-investment grade fixed-income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-invest-ment grade fixed-income securities may not be able to make use of more tra-ditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

 A holder's risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are gen-erally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securi-ties poses additional risk of loss should nonpayment of principal and inter-est continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any antici-pated income or appreciation is uncertain.

 The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institu-tional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securi-ties is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio invest-ments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its port-folio.

 Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

 Loan Participations. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an inter-est in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the "agent lender") to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had pur-chased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent lender may become insolvent.

 Preferred Stock, Warrants and Rights. Certain Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earn-ings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge). No financial highlights are included for the High Yield Municipal Fund because it had no operating his-tory prior to the date of this Prospectus.

 ADJUSTABLE RATE GOVERNMENT FUND


                                                         Income (loss) from
                                                       investment operations/a/
                                                      -------------------------
                                            Net asset
                                             value,      Net      Net realized
                                            beginning investment and unrealized
                                            of period   income    gain (loss)
-------------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                         $9.69     $0.49        $(0.05)
1999 - Institutional Shares                    9.70      0.53         (0.05)
1999 - Administration Shares/g/                9.70      0.37/f/       0.01/f/
1999 - Service Shares                          9.70      0.48         (0.04)
-------------------------------------------------------------------------------
1998 - Class A Shares                          9.88      0.53         (0.17)
1998 - Institutional Shares                    9.88      0.55         (0.16)
1998 - Administration Shares                   9.88      0.53         (0.16)
1998 - Service Shares                          9.88      0.51         (0.16)
-------------------------------------------------------------------------------
1997 - Class A Shares                          9.83      0.57/f/       0.05/f/
1997 - Institutional Shares                    9.83      0.59/f/       0.05/f/
1997 - Administration Shares                   9.83      0.57/f/       0.05/f/
1997 - Service Shares (commenced March 27)     9.84      0.33/f/       0.04/f/
-------------------------------------------------------------------------------
1996 - Class A Shares                          9.77      0.55/f/       0.08/f/
1996 - Institutional Shares                    9.77      0.57/f/       0.08/f/
1996 - Administration Shares                   9.77      0.55/f/       0.08/f/
-------------------------------------------------------------------------------
1995 - Class A Shares (commenced May 15)       9.79      0.27/f/      (0.01)/f/
1995 - Institutional Shares                    9.74      0.56/f/       0.07/f/
1995 - Administration Shares                   9.74      0.54/f/       0.07/f/
-------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Includes the effect of mortgage dollar roll transactions.

(f) Calculated based on the average shares outstanding methodology.

(g) Administration Shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

                                                                      APPENDIX B




          Distributions
         to shareholders
  --------------------------------
               In excess           Net increase Net asset         Net assets Ratio of net
   From net      of net             (decrease)   value,           at end of    expenses
  investment   investment  From       in net     end of   Total     period    to average
    income       income   capital  asset value   period   returnb (in 000s)   net assets
-----------------------------------------------------------------------------------------
    $(0.44)      $   --   $(0.06)     $(0.06)     $9.63    4.65%   $ 22,862      0.89%
     (0.48)          --    (0.06)      (0.06)      9.64    5.06     315,024      0.49
     (0.33)          --    (0.04)       0.01       9.71g   4.02d         --      0.74c
     (0.43)          --    (0.06)      (0.05)      9.65    4.65         797      0.99
-----------------------------------------------------------------------------------------
     (0.53)       (0.02)      --       (0.19)      9.69    3.71      60,782      0.80
     (0.55)       (0.02)      --       (0.18)      9.70    4.09     441,228      0.53
     (0.53)       (0.02)      --       (0.18)      9.70    3.83       5,999      0.78
     (0.51)       (0.02)      --       (0.18)      9.70    3.57         822      1.03
-----------------------------------------------------------------------------------------
     (0.57)          --       --        0.05       9.88    6.43      43,393      0.74
     (0.59)          --       --        0.05       9.88    6.70     463,511      0.49
     (0.57)          --       --        0.05       9.88    6.43       2,793      0.74
     (0.33)          --       --        0.04       9.88    3.81d        346      1.05c
-----------------------------------------------------------------------------------------
     (0.55)       (0.02)      --        0.06       9.83    6.60      10,728      0.70
     (0.57)       (0.02)      --        0.06       9.83    6.86     613,149      0.45
     (0.55)       (0.02)      --        0.06       9.83    6.60       3,792      0.70
-----------------------------------------------------------------------------------------
     (0.27)       (0.01)      --       (0.02)      9.77    2.74d     15,203      0.69c
     (0.57)       (0.03)      --        0.03       9.77    6.75     657,358      0.46
     (0.55)       (0.03)      --        0.03       9.77    6.48       3,572      0.71
-----------------------------------------------------------------------------------------

                                                Ratios assuming
                                              no voluntary waiver
                                                  of fees or
                                              expense limitations
                                             ---------------------
                                   Ratio of              Ratio of
                                     net                   net
                                  investment  Ratio of  investment
                                    income    expenses    income   Portfolio
                                  to average to average to average turnover
                                  net assets net assets net assets   ratee
----------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                5.15%      0.93%      5.11%     38.86%
1999 - Institutional Shares          5.49       0.53       5.45      38.86
1999 - Administration Sharesg        5.35c      0.78c      5.31c     38.86
1999 - Service Shares                4.99       1.03       4.95      38.86
----------------------------------------------------------------------------
1998 - Class A Shares                5.40       1.02       5.18      33.64
1998 - Institutional Shares          5.63       0.53       5.63      33.64
1998 - Administration Shares         5.33       0.78       5.33      33.64
1998 - Service Shares                5.09       1.03       5.09      33.64
----------------------------------------------------------------------------
1997 - Class A Shares                5.60       1.02       5.32      46.58
1997 - Institutional Shares          5.99       0.52       5.96      46.58
1997 - Administration Shares         5.73       0.77       5.70      46.58
1997 - Service Shares (commenced
 March 27)                           5.64c      1.08c      5.61c     46.58
----------------------------------------------------------------------------
1996 - Class A Shares                5.59       1.01       5.28      52.36
1996 - Institutional Shares          5.85       0.51       5.79      52.36
1996 - Administration Shares         5.59       0.76       5.53      52.36
----------------------------------------------------------------------------
1995 - Class A Shares (commenced
 May 15)                             5.87c      1.01c      5.55c     24.12
1995 - Institutional Shares          5.77       0.53       5.70      24.12
1995 - Administration Shares         5.50       0.78       5.43      24.12
----------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Includes the effect of mortgage dollar roll transactions.

(f) Calculated based on the average shares outstanding methodology.

(g) Administration Shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

                      [This page intentionally left blank]

 SHORT DURATION GOVERNMENT FUND




                                              Income (loss) from
                                            investment operationsa
                                           -------------------------
                                 Net asset
                                  value,      Net      Net realized
                                 beginning investment and unrealized
                                 of period   income    gain (loss)
--------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares              $9.91     $0.55        $(0.36)
1999 - Class B Shares               9.88      0.48         (0.33)
1999 - Class C Shares               9.88      0.47         (0.36)
1999 - Institutional Shares         9.90      0.59         (0.35)
1999 - Administration Sharesh       9.91      0.40f        (0.25)f
1999 - Service Shares               9.89      0.54         (0.35)
--------------------------------------------------------------------
1998 - Class A Shares               9.88      0.57          0.04
1998 - Class B Shares               9.86      0.51          0.03
1998 - Class C Shares               9.86      0.49          0.03
1998 - Institutional Shares         9.86      0.58          0.06
1998 - Administration Shares        9.89      0.55          0.05
1998 - Service Shares               9.86      0.55          0.04
--------------------------------------------------------------------
1997 - Class A Shares
 (commenced May 1)                  9.78      0.31f         0.09f
1997 - Class B Shares
 (commenced May 1)                  9.75      0.28f         0.10f
1997 - Class C Shares
 (commenced August 15)              9.83      0.12f         0.02f
1997 - Institutional Shares         9.83      0.64f         0.03f
1997 - Administration Shares        9.85      0.62f         0.04f
1997 - Service Shares               9.82      0.59f         0.04f
--------------------------------------------------------------------
1996 - Institutional Shares         9.82      0.63f         0.01f
1996 - Administration Sharesg       9.86      0.38f           --f
1996 - Service Shares
 (commenced April 10)               9.72      0.31f         0.10f
--------------------------------------------------------------------
1995 - Institutional Shares         9.64      0.66f         0.17f
1995 - Administration Sharesg       9.64      0.24f        (0.04)f
--------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Includes the effect of mortgage dollar roll transactions.

(f) Calculated based on the average shares outstanding methodology.

(g) Short Duration Government Fund Administration Shares commenced activity on April 15, 1993, were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.

(h) Administration Shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

                                                                      APPENDIX B




  Distributions
       to
  shareholders
  -------------

                       Net
                    increase     Net asset             Net assets   Ratio of net
    From net       (decrease)     value,               at end of      expenses
   investment        in net       end of      Total      period      to average
     income        asset value    period     returnb   (in 000s)     net assets
--------------------------------------------------------------------------------
     $(0.53)         $(0.34)       $9.57      1.97%     $ 52,235        0.94%
      (0.47)          (0.32)        9.56      1.56         6,937        1.54
      (0.45)          (0.34)        9.54      1.21         7,029        1.69
      (0.57)          (0.33)        9.57      2.49       146,062        0.54
      (0.39)          (0.24)        9.67h     1.57d           --        0.79c
      (0.52)          (0.33)        9.56      1.97         6,605        1.04
--------------------------------------------------------------------------------
      (0.58)           0.03         9.91      6.36        56,725        0.81
      (0.52)           0.02         9.88      5.62         5,025        1.41
      (0.50)           0.02         9.88      5.46         4,527        1.56
      (0.60)           0.04         9.90      6.75       145,514        0.53
      (0.58)           0.02         9.91      6.27         7,357        0.78
      (0.56)           0.03         9.89      6.12         6,232        1.03
--------------------------------------------------------------------------------
      (0.30)           0.10         9.88      4.14d        9,491        0.70c
      (0.27)           0.11         9.86      3.94d          747        1.30c
      (0.11)           0.03         9.86      1.44d          190        1.45c
      (0.64)           0.03         9.86      7.07       103,729        0.45
      (0.62)           0.04         9.89      6.91         1,060        0.70
      (0.59)           0.04         9.86      6.63         3,337        0.95
--------------------------------------------------------------------------------
      (0.63)           0.01         9.83      6.75        99,944        0.45
      (0.39)          (0.01)        9.85      4.00d          252        0.70c
      (0.31)           0.10         9.82      4.35d        1,822        0.95c
--------------------------------------------------------------------------------
      (0.65)           0.18         9.82      8.97       103,760        0.45
      (0.21)          (0.01)        9.63      2.10d           --        0.70c
--------------------------------------------------------------------------------

                                                Ratios assuming no
                                                voluntary waiver of
                                                       fees
                                              or expense limitations
                                              -----------------------

                                 Ratio of net            Ratio of net
                                  investment   Ratio of   investment
                                    income     expenses     income    Portfolio
                                  to average  to average  to average  turnover
                                  net assets  net assets  net assets    ratee
-------------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                5.61%       1.07%       5.48%     172.61%
1999 - Class B Shares                5.04        1.82        4.76      172.61
1999 - Class C Shares                4.83        1.82        4.70      172.61
1999 - Institutional Shares          6.03        0.67        5.90      172.61
1999 - Administration Sharesh        5.76c       0.92c       5.63c     172.61
1999 - Service Shares                5.54        1.17        5.41      172.61
-------------------------------------------------------------------------------
1998 - Class A Shares                5.68        1.32        5.17      119.89
1998 - Class B Shares                5.12        1.87        4.66      119.89
1998 - Class C Shares                4.64        1.87        4.33      119.89
1998 - Institutional Shares          6.06        0.84        5.75      119.89
1998 - Administration Shares         5.76        1.09        5.45      119.89
1998 - Service Shares                5.56        1.34        5.25      119.89
-------------------------------------------------------------------------------
1997 - Class A Shares
 (commenced May 1)                   6.05c       1.32c       5.43c     102.58
1997 - Class B Shares
 (commenced May 1)                   5.52c       1.82c       5.00c     102.58
1997 - Class C Shares
 (commenced August 15)               5.52c       1.82c       5.15c     102.58
1997 - Institutional Shares          6.43        0.82        6.06      102.58
1997 - Administration Shares         6.19        1.07        5.82      102.58
1997 - Service Shares                5.92        1.32        5.55      102.58
-------------------------------------------------------------------------------
1996 - Institutional Shares          6.44        0.71        6.18      115.45
1996 - Administration Sharesg        5.97c       0.96c       5.71c     115.45
1996 - Service Shares
 (commenced April 10)                6.05c       1.21c       5.79c     115.45
-------------------------------------------------------------------------------
1995 - Institutional Shares          6.87        0.72        6.60      292.56
1995 - Administration Sharesg        7.91c       0.90c       7.71c     292.56
-------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Includes the effect of mortgage dollar roll transactions.

(f) Calculated based on the average shares outstanding methodology.

(g) Short Duration Government Fund Administration Shares commenced activity on April 15, 1993, were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.

(h) Administration Shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

                      [This page intentionally left blank]

 SHORT DURATION TAX-FREE FUND


                                              Income (loss) from
                                            investment operationsa
                                           -------------------------
                                                       Net realized
                                                      and unrealized
                                 Net asset             gain (loss)
                                  value,      Net     on investment
                                 beginning investment  and futures
                                 of period   income    transactions
--------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares             $10.19     $0.34        $(0.24)
1999 - Class B Shares              10.18      0.28         (0.23)
1999 - Class C Shares              10.18      0.26         (0.22)
1999 - Institutional Shares        10.18      0.38         (0.23)
1999 - Administration Sharesf      10.18      0.26e        (0.12)e
1999 - Service Shares              10.18      0.33e        (0.24)e
--------------------------------------------------------------------
1998 - Class A Shares              10.08      0.36e         0.13e
1998 - Class B Shares              10.08      0.30e         0.12e
1998 - Class C Shares              10.07      0.28e         0.14e
1998 - Institutional Shares        10.07      0.39e         0.13e
1998 - Administration Shares       10.07      0.36e         0.13e
1998 - Service Shares              10.07      0.34e         0.13e
--------------------------------------------------------------------
1997 - Class A Shares
 (commenced May 1)                  9.94      0.20e         0.14e
1997 - Class B Shares
 (commenced May 1)                  9.94      0.16e         0.14e
1997 - Class C Shares
 (commenced August 15)             10.04      0.07e         0.03e
1997 - Institutional Shares         9.96      0.42e         0.11e
1997 - Administration Shares        9.96      0.39e         0.11e
1997 - Service Shares               9.97      0.37e         0.10e
--------------------------------------------------------------------
1996 - Institutional Shares         9.94      0.42e         0.02e
1996 - Administration Shares        9.94      0.39e         0.02e
1996 - Service Shares               9.95      0.37e         0.02e
--------------------------------------------------------------------
1995 - Institutional Shares         9.79      0.42e         0.15e
1995 - Administration Shares        9.79      0.40e         0.15e
1995 - Service Shares               9.79      0.37e         0.16e
--------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Calculated based on the average shares outstanding methodology.

(f) Administration Shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

                                                                      APPENDIX B





   Distributions to shareholders
  ------------------------------------

                                             Net                               Net     Ratio of
                         In excess        increase                           assets      net
     From net             of net         (decrease)    Net asset            at end of  expenses
    investment          investment         in net        value,     Total    period   to average
      income              income         asset value end of  period returnb (in 000s) net assets
------------------------------------------------------------------------------------------------
    $         (0.34)    $         (0.02)   $(0.26)       $ 9.93      1.00%   $22,903     0.79%
              (0.28)              (0.02)    (0.25)         9.93      0.49      2,000     1.39
              (0.26)              (0.03)    (0.25)         9.93      0.34      2,070     1.54
              (0.39)              (0.01)    (0.25)         9.93      1.50     77,522     0.39
              (0.27)                 --     (0.13)        10.05f     1.37d        --     0.64c
              (0.33)              (0.02)    (0.26)         9.92      0.89        173     0.89
------------------------------------------------------------------------------------------------
              (0.38)                 --      0.11         10.19      4.97     19,881     0.71
              (0.32)                 --      0.10         10.18      4.25        974     1.31
              (0.31)                 --      0.11         10.18      4.19      2,256     1.46
              (0.41)                 --      0.11         10.18      5.25     57,647     0.45
              (0.38)                 --      0.11         10.18      4.99        525     0.70
              (0.36)                 --      0.11         10.18      4.73      2,560     0.95
------------------------------------------------------------------------------------------------
              (0.20)                 --      0.14         10.08      3.39d     4,023     0.70c
              (0.16)                 --      0.14         10.08      3.07d       106     1.30c
              (0.07)                 --      0.03         10.07      0.97d         2     1.45c
              (0.42)                 --      0.11         10.07      5.40     28,821     0.45
              (0.39)                 --      0.11         10.07      5.14         77     0.70
              (0.37)                 --      0.10         10.07      4.77      2,051     0.95
------------------------------------------------------------------------------------------------
              (0.42)                 --      0.02          9.96      4.50     34,814     0.45
              (0.39)                 --      0.02          9.96      4.24         48     0.70
              (0.37)                 --      0.02          9.97      3.98        695     0.95
------------------------------------------------------------------------------------------------
              (0.42)                 --      0.15          9.94      5.98     58,389     0.45
              (0.40)                 --      0.15          9.94      5.76         46     0.70
              (0.37)                 --      0.16          9.95      5.59        454     0.95
------------------------------------------------------------------------------------------------

                                                Ratios assuming
                                              no voluntary waiver
                                                  of fees or
                                              expense limitations
                                             ---------------------
                                   Ratio of              Ratio of
                                     net                   net
                                  investment  Ratio of  investment
                                    income    expenses    income   Portfolio
                                  to average to average to average turnover
                                  net assets net assets net assets   rate
----------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                3.37%      1.06%      3.10%    147.20%
1999 - Class B Shares                2.80       1.81       2.38     147.20
1999 - Class C Shares                2.62       1.81       2.35     147.20
1999 - Institutional Shares          3.79       0.66       3.52     147.20
1999 - Administration Sharesf        3.56c      0.91c      3.29c    147.20
1999 - Service Shares                3.23       1.16       2.96     147.20
----------------------------------------------------------------------------
1998 - Class A Shares                3.54       1.74       2.51     140.72
1998 - Class B Shares                3.06       2.27       2.10     140.72
1998 - Class C Shares                2.82       2.27       2.01     140.72
1998 - Institutional Shares          3.92       1.26       3.11     140.72
1998 - Administration Shares         3.58       1.51       2.77     140.72
1998 - Service Shares                3.44       1.76       2.63     140.72
----------------------------------------------------------------------------
1997 - Class A Shares (commenced
 May 1)                              3.81c      1.73c      2.78c    194.75
1997 - Class B Shares (commenced
 May 1)                              3.31c      2.23c      2.38c    194.75
1997 - Class C Shares (commenced
 August 15)                          2.60c      2.23c      1.82c    194.75
1997 - Institutional Shares          4.18       1.23       3.40     194.75
1997 - Administration Shares         3.91       1.48       3.13     194.75
1997 - Service Shares                3.66       1.73       2.88     194.75
----------------------------------------------------------------------------
1996 - Institutional Shares          4.21       1.01       3.65     231.65
1996 - Administration Shares         3.96       1.26       3.40     231.65
1996 - Service Shares                3.74       1.51       3.18     231.65
----------------------------------------------------------------------------
1995 - Institutional Shares          4.31       0.77       3.99     259.52
1995 - Administration Shares         4.14       1.02       3.82     259.52
1995 - Service Shares                3.87       1.27       3.55     259.52
----------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Calculated based on the average shares outstanding methodology.

(f) Administration Shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

                      [This page intentionally left blank]

 GOVERNMENT INCOME FUND



                                                      Income (loss) from
                                                    investment operationsa
                                                   -------------------------

                                         Net asset
                                          value,      Net      Net realized
                                         beginning investment and unrealized
                                         of period   income    gain (loss)
----------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                     $14.91     $0.80        $(0.89)
1999 - Class B Shares                      14.92      0.69         (0.87)
1999 - Class C Shares                      14.91      0.69         (0.88)
1999 - Institutional Shares                14.90      0.85         (0.88)
1999 - Service Shares                      14.88      0.77         (0.92)
----------------------------------------------------------------------------
1998 - Class A Shares                      14.59      0.81          0.45
1998 - Class B Shares                      14.61      0.72          0.42
1998 - Class C Shares                      14.60      0.74          0.40
1998 - Institutional Shares                14.59      0.87          0.42
1998 - Service Shares                      14.59      0.80          0.40
----------------------------------------------------------------------------
1997 - Class A Shares                      14.36      0.91          0.29
1997 - Class B Shares                      14.37      0.80          0.30
1997 - Class C Shares (commenced August
 15)                                       14.38      0.17          0.22
1997 - Institutional Shares (commenced
 August 15)                                14.37      0.20          0.22
1997 - Service Shares (commenced August
 15)                                       14.37      0.20          0.21
----------------------------------------------------------------------------
1996 - Class A Shares                      14.47      0.92         (0.11)
1996 - Class B Shares (commenced May 1)    14.11      0.41          0.26
----------------------------------------------------------------------------
1995 - Class A Shares                      13.47      0.94          1.00
----------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Includes the effect of mortgage dollar roll transactions.

                                                                      APPENDIX B






     Distributions to shareholders
  ---------------------------------------
                                             Net
               In excess                  increase   Net asset          Net assets
   From net      of net                  (decrease)   value,            at end of
  investment   investment    From net      in net       end     Total     period
    income       income   realized gains asset value of period returnb  (in 000s)
 ---------------------------------------------------------------------------------
    $(0.77)      $   --       $(0.35)      $(1.21)    $13.70    (0.63)%  $ 82,102
     (0.67)          --        (0.35)       (1.20)     13.72    (1.29)     19,684
     (0.66)          --        (0.35)       (1.20)     13.71    (1.29)     10,053
     (0.83)          --        (0.35)       (1.21)     13.69    (0.23)      5,899
     (0.75)          --        (0.35)       (1.25)     13.63    (1.01)         15
 ---------------------------------------------------------------------------------
     (0.81)       (0.07)       (0.06)        0.32      14.91     8.98     101,015
     (0.72)       (0.05)       (0.06)        0.31      14.92     8.09      16,125
     (0.74)       (0.03)       (0.06)        0.31      14.91     8.09       9,639
     (0.87)       (0.05)       (0.06)        0.31      14.90     9.19       2,642
     (0.80)       (0.05)       (0.06)        0.29      14.88     8.53           2
 ---------------------------------------------------------------------------------
     (0.90)          --        (0.07)        0.23      14.59     8.72      68,859
     (0.79)          --        (0.07)        0.24      14.61     7.96       8,041
     (0.17)          --           --         0.22      14.60     2.72d      1,196
     (0.20)          --           --         0.22      14.59     2.94d      1,894
     (0.19)          --           --         0.22      14.59     2.85d          2
 ---------------------------------------------------------------------------------
     (0.92)          --           --        (0.11)     14.36     5.80      30,603
     (0.41)          --           --         0.26      14.37     4.85d        234
 ---------------------------------------------------------------------------------
     (0.94)          --           --         1.00      14.47    14.90      29,503
 ---------------------------------------------------------------------------------

                                                            Ratios assuming no
                                                         voluntary waiver of fees
                                                          or expense limitations
                                                         -----------------------------
                                               Ratio of
                                                 net                      Ratio of net
                                   Ratio of   investment   Ratio of        investment
                                 net expenses   income     expenses          income        Portfolio
                                  to average  to average  to average       to average      turnover
                                  net assets  net assets  net assets       net assets       rate e
----------------------------------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                0.98%       5.63%              1.33%            5.28%  277.64%
1999 - Class B Shares                1.73        4.88               2.08             4.53   277.64
1999 - Class C Shares                1.73        4.89               2.08             4.54   277.64
1999 - Institutional Shares          0.58        6.07               0.93             5.72   277.64
1999 - Service Shares                1.08        5.56               1.43             5.21   277.64
----------------------------------------------------------------------------------------------------
1998 - Class A Shares                0.76        5.53               1.53             4.76   315.43
1998 - Class B Shares                1.51        4.76               2.05             4.22   315.43
1998 - Class C Shares                1.51        4.59               2.05             4.05   315.43
1998 - Institutional Shares          0.51        5.82               1.05             5.28   315.43
1998 - Service Shares                1.01        5.48               1.55             4.94   315.43
----------------------------------------------------------------------------------------------------
1997 - Class A Shares                0.50        6.38               1.82             5.06   395.75
1997 - Class B Shares                1.25        5.59               2.32             4.52   395.75
1997 - Class C Shares
 (commenced August 15)               1.25c       5.45c              2.32c            4.38c  395.75
1997 - Institutional Shares
 (commenced August 15)               0.25c       7.03c              1.32c            5.96c  395.75
1997 - Service Shares
 (commenced August 15)               0.75c       6.49c              1.82c            5.42c  395.75
----------------------------------------------------------------------------------------------------
1996 - Class A Shares                0.50        6.42               1.89             5.03   485.09
1996 - Class B Shares
 (commenced May 1)                   1.25c       5.65c              2.39c            4.51c  485.09
----------------------------------------------------------------------------------------------------
1995 - Class A Shares                0.47        6.67               2.34             4.80   449.53
----------------------------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Includes the effect of mortgage dollar roll transactions.

                      [This page intentionally left blank]

 MUNICIPAL INCOME FUND




                                                      Income (loss) from
                                                    investment operationsa
                                                   -------------------------
                                                               Net realized
                                                              and unrealized
                                         Net asset            gain (loss) on
                                          value,      Net       investment
                                         beginning investment  and futures
                                         of period   income    transactions
----------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                     $15.47     $0.63        $(1.29)
1999 - Class B Shares                      15.47      0.51         (1.28)
1999 - Class C Shares                      15.47      0.51         (1.28)
1999 - Institutional Shares                15.47      0.70         (1.30)
1999 - Service Shares                      15.48      0.65         (1.32)
----------------------------------------------------------------------------
1998 - Class A Shares                      14.99      0.65          0.50
1998 - Class B Shares                      15.00      0.53          0.49
1998 - Class C Shares                      14.99      0.53          0.50
1998 - Institutional Shares                15.00      0.68          0.50
1998 - Service Shares                      14.99      0.64          0.49
----------------------------------------------------------------------------
1997 - Class A Shares                      14.37      0.67          0.62
1997 - Class B Shares                      14.37      0.56          0.63
1997 - Class C Shares (commenced August
 15)                                       14.85      0.12          0.14
1997 - Institutional Shares (commenced
 August 15)                                14.84      0.15          0.16
1997 - Service Shares (commenced August
 15)                                       14.84      0.14          0.15
----------------------------------------------------------------------------
1996 - Class A Shares                      14.17      0.65          0.20
1997 - Class B Shares (commenced May 1)    14.03      0.27          0.34
----------------------------------------------------------------------------
1995 - Class A Shares                      13.08      0.67          1.09
----------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

                                                                      APPENDIX B





    Distributions to shareholders
  -------------------------------------
                              From
                          net realized     Net
     From      In excess    gain on     increase                          Net assets   Ratio of
     net         of net    investment  (decrease)    Net asset            at end of  net expenses
  investment   investment and futures    in net       value,      Total     period    to average
    income       income   transactions asset value end of period returnb  (in 000s)   net assets
-------------------------------------------------------------------------------------------------
    $(0.65)      $   --      $(0.09)     $(1.40)      $14.07      (4.46)%  $90,443       0.94%
     (0.52)       (0.01)      (0.09)      (1.39)       14.08      (5.10)     9,334       1.69
     (0.51)       (0.02)      (0.09)      (1.39)       14.08      (5.10)     4,379       1.69
     (0.70)       (0.01)      (0.09)      (1.40)       14.07      (4.07)    16,197       0.54
     (0.63)          --       (0.09)      (1.39)       14.09      (4.49)         2       1.04
-------------------------------------------------------------------------------------------------
     (0.64)          --       (0.03)       0.48        15.47       7.79     91,158       0.87
     (0.52)          --       (0.03)       0.47        15.47       6.91      6,722       1.62
     (0.52)          --       (0.03)       0.48        15.47       6.98      2,862       1.62
     (0.68)          --       (0.03)       0.47        15.47       8.00      6,154       0.58
     (0.61)          --       (0.03)       0.49        15.48       7.68          2       1.08
-------------------------------------------------------------------------------------------------
     (0.67)          --          --        0.62        14.99       9.23     64,553       0.85
     (0.56)          --          --        0.63        15.00       8.48      1,750       1.60
     (0.12)          --          --        0.14        14.99       1.75d       130       1.60c
     (0.15)          --          --        0.16        15.00       2.10d       351       0.60c
     (0.14)          --          --        0.15        14.99       1.93d         2       1.10c
-------------------------------------------------------------------------------------------------
     (0.65)          --          --        0.20        14.37       6.13     52,267       0.85
     (0.27)          --          --        0.34        14.37       4.40d       255       1.60c
-------------------------------------------------------------------------------------------------
     (0.67)          --          --        1.09        14.17      13.79     53,797       0.76
-------------------------------------------------------------------------------------------------

                                                 Ratios assuming no
                                              voluntary waiver of fees
                                               or expense limitations
                                              ------------------------------

                                 Ratio of net                  Ratio of net
                                  investment   Ratio of         investment
                                    income     expenses           income         Portfolio
                                  to average  to average        to average       turnover
                                  net assets  net assets        net assets         rate
------------------------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                4.15%               1.14%             3.95%   70.31%
1999 - Class B Shares                3.40                1.89              3.20    70.31
1999 - Class C Shares                3.40                1.89              3.20    70.31
1999 - Institutional Shares          4.58                0.74              4.38    70.31
1999 - Service Shares                4.35                1.24              4.15    70.31
------------------------------------------------------------------------------------------
1998 - Class A Shares                4.25                1.64              3.48    56.51
1998 - Class B Shares                3.44                2.16              2.90    56.51
1998 - Class C Shares                3.38                2.16              2.84    56.51
1998 - Institutional Shares          4.41                1.12              3.87    56.51
1998 - Service Shares                4.21                1.62              3.67    56.51
------------------------------------------------------------------------------------------
1997 - Class A Shares                4.60                1.62              3.83   153.12
1997 - Class B Shares                3.74                2.12              3.22   153.12
1997 - Class C Shares
 (commenced August 15)               3.24c               2.12c             2.72c  153.12
1997 - Institutional Shares
 (commenced August 15)               4.41c               1.12c             3.89c  153.12
1997 - Service Shares
 (commenced August 15)               4.24c               1.62c             3.72c  153.12
------------------------------------------------------------------------------------------
1996 - Class A Shares                4.58                1.55              3.88   344.13
1996 - Class B Shares
 (commenced May 1)                   3.55c               2.05c             3.10c  344.13
------------------------------------------------------------------------------------------
1995 - Class A Shares                4.93                1.49              4.20   335.55
------------------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

                      [This page intentionally left blank]

 CORE FIXED INCOME FUND


                                                        Income (loss) from
                                                      investment operationsa
                                                     -------------------------
                                           Net asset
                                            value,      Net      Net realized
                                           beginning investment and unrealized
                                           of period   income    gains (loss)
------------------------------------------------------------------------------
For the Years Ended October 31,
1999-Class A Shares                         $10.25     $0.54        $(0.61)
1999-Class B Shares                          10.28      0.48         (0.62)
1999-Class C Shares                          10.28      0.47         (0.62)
1999-Institutional Shares                    10.28      0.58         (0.62)
1999-Administration Sharesg                  10.27      0.40f        (0.41)f
1999-Service Shares                          10.28      0.54         (0.62)
------------------------------------------------------------------------------
1998-Class A Shares                          10.06      0.59          0.27
1998-Class B Shares                          10.09      0.52          0.27
1998-Class C Shares                          10.09      0.52          0.27
1998-Institutional Shares                    10.08      0.61          0.29
1998-Administration Shares                   10.07      0.57          0.29
1998-Service Shares                          10.09      0.56          0.27
------------------------------------------------------------------------------
1997-Class A Shares (commenced May 1)         9.70      0.30          0.36
1997-Class B Shares (commenced May 1)         9.72      0.27          0.37
1997-Class C Shares (commenced August 15)     9.93      0.11          0.16
1997-Institutional Shares                     9.85      0.64          0.23
1997-Administration Shares                    9.84      0.62          0.23
1997-Service Shares                           9.86      0.59          0.23
------------------------------------------------------------------------------
1996-Institutional Shares                    10.00      0.64         (0.07)
1996-Administrative Shares (commenced
 February 28)                                 9.91      0.41         (0.07)
1996-Service Shares (commenced March 13)      9.77      0.38          0.09
------------------------------------------------------------------------------
1995-Institutional Shares                     9.24      0.64          0.76
------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Includes the effect of mortgage dollar roll transactions.

(f) Calculated based on average shares outstanding methodology.

(g) Administration Shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

                                                                      APPENDIX B

  Distributions to shareholders
  ---------------------------------
                                      Net
                                    increase   Net             Net assets  Ratio of
               In excess           (decrease) asset              at end      net
   From net      of net   From net   in net   value,               of      expenses
  investment   investment realized   asset    end of   Total     period   to average
    income       income    gains     value    period  returnb  (in 000s)  net assets
------------------------------------------------------------------------------------
    $(0.53)      $  --     $(0.15)   $(0.75)  $ 9.50   (0.68)%  $ 65,368     0.94%
     (0.47)         --      (0.15)    (0.76)    9.52   (1.47)     14,654     1.69
     (0.46)         --      (0.15)    (0.76)    9.52   (1.51)      7,443     1.69
     (0.57)         --      (0.15)    (0.76)    9.52   (0.37)    216,973     0.54
     (0.40)         --      (0.15)    (0.56)    9.71g  (0.13)d        --     0.79c
     (0.53)         --      (0.15)    (0.76)    9.52   (0.87)      8,172     1.04
------------------------------------------------------------------------------------
     (0.59)      (0.02)     (0.06)     0.19    10.25    8.76      56,267     0.74
     (0.52)      (0.02)     (0.06)     0.19    10.28    7.94       7,209     1.49
     (0.52)      (0.02)     (0.06)     0.19    10.28    7.94       5,587     1.49
     (0.61)      (0.03)     (0.06)     0.20    10.28    9.15     195,730     0.46
     (0.57)      (0.03)     (0.06)     0.20    10.27    8.88      12,743     0.71
     (0.56)      (0.02)     (0.06)     0.19    10.28    8.50       5,263     0.96
------------------------------------------------------------------------------------
     (0.30)         --         --      0.36    10.06    6.94d      9,336     0.70c
     (0.27)         --         --      0.37    10.09    6.63d        621     1.45c
     (0.11)         --         --      0.16    10.09    2.74d        272     1.45c
     (0.64)         --         --      0.23    10.08    9.19      79,230     0.45
     (0.62)         --         --      0.23    10.07    8.92       6,176     0.70
     (0.59)         --         --      0.23    10.09    8.65       1,868     0.95
------------------------------------------------------------------------------------
     (0.64)         --      (0.08)    (0.15)    9.85    5.98      72,061     0.45
     (0.41)         --         --     (0.07)    9.84    3.56d        702     0.70c
     (0.38)         --         --      0.09     9.86    4.90d        381     0.95c
------------------------------------------------------------------------------------
     (0.64)         --         --      0.76    10.00   15.72      55,502     0.45
------------------------------------------------------------------------------------

                                             Ratios assuming no
                                             voluntary waiver of
                                                    fees
                                                 or expense
                                                 limitations
                                            ---------------------
                                  Ratio of              Ratio of
                                    net                   net
                                 investment  Ratio of  investment
                                   income    expenses    income   Portfolio
                                 to average to average to average turnover
                                 net assets net assets net assets   ratee
---------------------------------------------------------------------------
For the Years Ended October 31,
1999-Class A Shares                 5.57%      0.98%      5.53%    279.67%
1999-Class B Shares                 4.83       1.73       4.79     279.67
1999-Class C Shares                 4.82       1.73       4.78     279.67
1999-Institutional Shares           5.97       0.58       5.93     279.67
1999-Administration Sharesg         5.63c      0.83c      5.59c    279.67
1999-Service Shares                 5.50       1.08       5.46     279.67
---------------------------------------------------------------------------
1998-Class A Shares                 5.58       1.21       5.11     271.50
1998-Class B Shares                 4.82       1.75       4.56     271.50
1998-Class C Shares                 4.81       1.75       4.55     271.50
1998-Institutional Shares           5.95       0.72       5.69     271.50
1998-Administration Shares          5.70       0.97       5.44     271.50
1998-Service Shares                 5.44       1.22       5.18     271.50
---------------------------------------------------------------------------
1997-Class A Shares (commenced
 May 1)                             6.13c      1.33c      5.50c    361.27
1997-Class B Shares (commenced
 May 1)                             5.28c      1.83c      4.90c    361.27
1997-Class C Shares (commenced
 August 15)                         4.84c      1.83c      4.46c    361.27
1997-Institutional Shares           6.53       0.83       6.15     361.27
1997-Administration Shares          6.27       1.08       5.89     361.27
1997-Service Shares                 6.00       1.33       5.62     361.27
---------------------------------------------------------------------------
1996-Institutional Shares           6.51       0.83       6.13     414.20
1996-Administrative Shares
 (commenced February 28)            6.41c      1.08c      6.03c    414.20
1996-Service Shares (commenced
 March 13)                          6.37c      1.33c      5.99c    414.20
---------------------------------------------------------------------------
1995-Institutional Shares           6.56       0.96       6.05     382.26

--------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Includes the effect of mortgage dollar roll transactions.

(f) Calculated based on average shares outstanding methodology.

(g) Administration Shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

                      [This page intentionally left blank]

 GLOBAL INCOME FUND




                                                         Income (loss) from
                                                       investment operationsa
                                                      -------------------------
                                            Net asset
                                             value,      Net      Net realized
                                            beginning investment and unrealized
                                            of period   income    gain (loss)
-------------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                        $15.65     $0.62e       $(0.78)e
1999 - Class B Shares                         15.63      0.53         (0.78)
1999 - Class C Shares                         15.60      0.53         (0.77)
1999 - Institutional Shares                   15.64      0.71         (0.77)
1999 - Service Shares                         15.64      0.64         (0.79)
-------------------------------------------------------------------------------
1998 - Class A Shares                         15.10      0.72e         0.90e
1998 - Class B Shares                         15.08      0.63e         0.92e
1998 - Class C Shares                         15.06      0.63e         0.91e
1998 - Institutional Shares                   15.09      0.82e         0.90e
1998 - Service Shares                         15.09      0.74e         0.91e
-------------------------------------------------------------------------------
1997 - Class A Shares                         14.53      0.59          0.77
1997 - Class B Shares                         14.53      0.72          0.56
1997 - Class C Shares (commenced
 August 15)                                   14.80      0.16          0.29
1997 - Institutional Shares                   14.52      0.88          0.56
1997 - Service Shares (commenced March 12)    14.69      0.53          0.39
-------------------------------------------------------------------------------
1996 - Class A Shares                         14.45      0.71          0.80
1996 - Class B Shares (commenced May 1)       14.03      0.34          0.52
1996 - Institutional Shares                   14.45      1.15          0.42
-------------------------------------------------------------------------------
1995 - Class A Shares                         13.43      0.89          1.07
1995 - Institutional Shares (commenced
 August 1)                                    14.09      0.22          0.40
-------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Calculated based on the average shares outstanding methodology.

                                                                      APPENDIX B





 Distributions to shareholders
--------------------------------
                                      Net
                                   increase   Net asset          Net assets   Ratio of
 From net                From     (decrease)   value,            at end of  net expenses
investment   From    net realized   in net     end of    Total     period    to average
  income    capital     gains     asset value  period   returnb  (in 000s)   net assets
 ---------------------------------------------------------------------------------------
  $(0.61)   $(0.03)     $(0.36)     $(1.16)    $14.49    (1.14)%  $271,832      1.34%
   (0.55)    (0.02)      (0.36)      (1.18)     14.45    (1.74)     16,724      1.84
   (0.55)    (0.02)      (0.36)      (1.17)     14.43    (1.68)      7,786      1.84
   (0.71)    (0.03)      (0.36)      (1.16)     14.48    (0.49)    279,621      0.69
   (0.63)    (0.03)      (0.36)      (1.17)     14.47    (1.06)      1,115      1.19
 ---------------------------------------------------------------------------------------
   (1.01)       --       (0.06)       0.55      15.65    11.21     217,362      1.31
   (0.94)       --       (0.06)       0.55      15.63    10.66       8,135      1.83
   (0.94)       --       (0.06)       0.54      15.60    10.65       4,090      1.83
   (1.11)       --       (0.06)       0.55      15.64    11.95     178,532      0.66
   (1.04)       --       (0.06)       0.55      15.64    11.43       1,058      1.16
 ---------------------------------------------------------------------------------------
   (0.79)       --          --        0.57      15.10     9.66     167,096      1.17
   (0.73)       --          --        0.55      15.08     9.04       3,465      1.71
   (0.19)       --          --        0.26      15.06     3.03d        496      1.71c
   (0.87)       --          --        0.57      15.09    10.26      60,929      0.65
   (0.52)       --          --        0.40      15.09     6.42d        151      1.15c
 ---------------------------------------------------------------------------------------
   (1.43)       --          --        0.08      14.53    11.05     198,665      1.16
   (0.36)       --          --        0.50      14.53     6.24d        256      1.70c
   (1.50)       --          --        0.07      14.52    11.55      54,254      0.65
 ---------------------------------------------------------------------------------------
   (0.94)       --          --        1.02      14.45    15.08     245,835      1.29
   (0.26)       --          --        0.36      14.45     4.42d     31,619      0.65c
 ---------------------------------------------------------------------------------------

                                                 Ratios assuming no
                                              voluntary waiver of fees
                                               or expense limitations
                                              ------------------------------
                                 Ratio of net                  Ratio of net
                                  investment   Ratio of         investment
                                    income     expenses           income         Portfolio
                                  to average  to average        to average       turnover
                                  net assets  net assets        net assets         rate
------------------------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares                4.12%               1.72%             3.74%  158.27%
1999 - Class B Shares                3.60                2.22              3.22   158.27
1999 - Class C Shares                3.60                2.22              3.22   158.27
1999 - Institutional Shares          4.75                1.07              4.37   158.27
1999 - Service Shares                4.28                1.57              3.90   158.27
------------------------------------------------------------------------------------------
1998 - Class A Shares                4.71                1.75              4.27   229.91
1998 - Class B Shares                4.19                2.24              3.78   229.91
1998 - Class C Shares                4.20                2.24              3.79   229.91
1998 - Institutional Shares          5.40                1.07              4.99   229.91
1998 - Service Shares                4.92                1.57              4.51   229.91
------------------------------------------------------------------------------------------
1997 - Class A Shares                5.19                1.60              4.76   383.72
1997 - Class B Shares                4.76                2.10              4.37   383.72
1997 - Class C Shares
 (commenced August 15)               4.98c               2.10c             4.59c  383.72
1997 - Institutional Shares          5.72                1.04              5.33   383.72
1997 - Service Shares
 (commenced March 12)                5.33c               1.54c             4.94c  383.72
------------------------------------------------------------------------------------------
1996 - Class A Shares                5.81                1.64              5.33   232.15
1996 - Class B Shares
 (commenced May 1)                   5.16c               2.14c             4.72c  232.15
1996 - Institutional Shares          6.35                1.11              5.89   232.15
------------------------------------------------------------------------------------------
1995 - Class A Shares                6.23                1.58              5.94   265.86
1995 - Institutional Shares
 (commenced August 1)                6.01c               1.08c             5.58c  265.86
------------------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c) Annualized.

(d) Not annualized.

(e) Calculated based on the average shares outstanding methodology.

                      [This page intentionally left blank]

 HIGH YIELD FUND

                                             Income (loss) from investment
                                                      operationsa
                                            -------------------------------
                                                           Net realized
                                                          and unrealized
                                  Net asset               gain (loss) on
                                   value,      Net        investment and
                                  beginning investment   foreign currency
                                  of period   income   related transactions
---------------------------------------------------------------------------
For the Years Ended October 31,
1999 - Class A Shares              $ 9.16     $0.85           $(0.10)
1999 - Class B Shares                9.16      0.77            (0.09)
1999 - Class C Shares                9.16      0.78            (0.11)
1999 - Institutional Shares          9.17      0.90e           (0.12)e
1999 - Service Shares                9.17      0.86e           (0.12)e
---------------------------------------------------------------------------
1998 - Class A Shares                9.97      0.82            (0.85)
1998 - Class B Shares                9.97      0.75            (0.86)
1998 - Class C Shares                9.97      0.75            (0.86)
1998 - Institutional Shares          9.97      0.84            (0.83)
1998 - Service Shares                9.97      0.80            (0.84)
---------------------------------------------------------------------------
For the Period Ended October 31,
1997 - Class A Shares (commenced
 August 1)                          10.00      0.17            (0.02)
1997 - Class B Shares (commenced
 August 1)                          10.00      0.15            (0.02)
1997 - Class C Shares (commenced
 August 15)                          9.97      0.14             0.01
1997 - Institutional Shares
 (commenced August 1)               10.00      0.18            (0.02)
1997 - Service Shares (commenced
 August 1)                          10.00      0.17            (0.02)
---------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge was taken into account.

(c) Annualized.

(d) Not annualized.

(e) Calculated based on the average shares outstanding methodology.

                                                                      APPENDIX B



   Distributions to
     shareholders
---------------------
   From     In excess                                  Net assets   Ratio of
    net       of net   Net decrease Net asset          at end of  net expenses
investment  investment    in net    value, end  Total    period    to average
  income      income   asset value  of period  returnb (in 000s)   net assets
------------------------------------------------------------------------------
  $(0.84)     $   --      $(0.09)     $9.07      8.06%  $524,674      1.16%
   (0.76)         --       (0.08)      9.08      7.38     39,907      1.91
   (0.76)         --       (0.09)      9.07      7.26     10,078      1.91
   (0.87)         --       (0.09)      9.08      8.49    257,498      0.76
   (0.83)         --       (0.09)      9.08      7.95        280      1.26
------------------------------------------------------------------------------
   (0.78)         --       (0.81)      9.16     (0.70)   401,626      1.09
   (0.70)         --       (0.81)      9.16     (1.43)    29,256      1.84
   (0.70)         --       (0.81)      9.16     (1.43)     8,532      1.84
   (0.81)         --       (0.80)      9.17     (0.32)    97,547      0.84
   (0.76)         --       (0.80)      9.17     (0.79)       447      1.34
------------------------------------------------------------------------------
   (0.17)      (0.01)      (0.03)      9.97      1.50d   325,911      0.95c
   (0.15)      (0.01)      (0.03)      9.97      1.31d    10,308      1.70c
   (0.14)      (0.01)         --       9.97      1.46d     1,791      1.70c
   (0.18)      (0.01)      (0.03)      9.97      1.58d         2      0.70c
   (0.17)      (0.01)      (0.03)      9.97      1.46d         2      1.20c
------------------------------------------------------------------------------

                                                 Ratios assuming
                                             no expense limitations
                                            -------------------------
                                Ratio of                  Ratio of
                             net investment  Ratio of  net investment
                                 income      expenses      income     Portfolio
                               to average   to average   to average   turnover
                               net assets   net assets   net assets     rate
-------------------------------------------------------------------------------
For the Years Ended October
 31,
1999 - Class A Shares             9.06%        1.22%        9.00%       59.04%
1999 - Class B Shares             8.30         1.97         8.24        59.04
1999 - Class C Shares             8.26         1.97         8.20        59.04
1999 - Institutional Shares       9.50         0.82         9.44        59.04
1999 - Service Shares             8.92         1.32         8.86        59.04
-------------------------------------------------------------------------------
1998 - Class A Shares             8.25         1.36         7.98       113.44
1998 - Class B Shares             7.61         1.88         7.57       113.44
1998 - Class C Shares             7.61         1.88         7.57       113.44
1998 - Institutional Shares       9.47         0.88         9.43       113.44
1998 - Service Shares             9.17         1.38         9.13       113.44
-------------------------------------------------------------------------------
For the Period Ended
 October 31,
1997 - Class A Shares
 (commenced August 1)             7.06c        1.57c        6.44c       44.80d
1997 - Class B Shares
 (commenced August 1)             6.28c        2.07c        5.91c       44.80d
1997 - Class C Shares
 (commenced August 15)            6.17c        2.07c        5.80c       44.80d
1997 - Institutional Shares
 (commenced August 1)             7.16c        1.07c        6.79c       44.80d
1997 - Service Shares
 (commenced August 1)             6.69c        1.57c        6.32c       44.80d
-------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge was taken into account.

(c) Annualized.

(d) Not annualized.

(e) Calculated based on the average shares outstanding methodology.

Index

   1 General Investment Management Approach
   3 Fund Investment Objectives and Strategies
       3 Goldman Sachs Adjustable Rate Government Fund
       4 Goldman Sachs Short Duration Government Fund
       5 Goldman Sachs Short Duration Tax-Free Fund
       6 Goldman Sachs Government Income Fund
       7 Goldman Sachs Municipal Income Fund
       8 Goldman Sachs Core Fixed Income Fund
       9 Goldman Sachs Global Income Fund
      11 Goldman Sachs High Yield Municipal Fund
      13 Goldman Sachs High Yield Fund

  16 Other Investment
     Practices and Securities
  20 Principal Risks of the
     Funds
  25 Fund Performance
  34 Fund Fees and Expenses
  38 Service Providers
  45 Dividends
  47 Shareholder Guide
       47 How to Buy Shares
       51 How to Sell Shares
  55 Taxation
  58 Appendix A
     Additional Information on
     Portfolio Risks,
     Securities and Techniques
  80 Appendix B
     Financial Highlights

Fixed Income Funds
Prospectus (Service Shares)

 FOR MORE INFORMATION


 Annual/Semi-annual Report
 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

 Statement of Additional Information

 Additional information about the Funds and their policies is also available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Pro-spectus).

 The Funds' annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550

 By mail - Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606-
 6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC EDGAR database - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

[LOGO OF GOLDMAN SACHS]

        The Funds' investment company registration number is 811-5349.
505633
FIPROSVC

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Service Shares
                              Institutional Shares

                  GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
                  GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
                   GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
                      GOLDMAN SACHS GOVERNMENT INCOME FUND
                       GOLDMAN SACHS MUNICIPAL INCOME FUND
                      GOLDMAN SACHS CORE FIXED INCOME FUND
                        GOLDMAN SACHS GLOBAL INCOME FUND
                     GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
                          GOLDMAN SACHS HIGH YIELD FUND
                    (Each a portfolio of Goldman Sachs Trust)

                               Goldman Sachs Trust
                                4900 Sears Tower
                             Chicago, Illinois 60606

This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement describes each of the above-referenced series of Goldman Sachs Trust. This Additional Statement should be read in conjunction with the prospectuses for the Class A, Class B, Class C, Service and Institutional Shares of Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Municipal Fund and Goldman Sachs High Yield Fund, each dated March 1, 2000, as may be further amended and/or supplemented from time to time (the "Prospectuses"). The Prospectuses may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below or from institutions ("Service Organizations") for the benefit of their customers. Goldman Sachs Adjustable Rate Government Fund currently does not offer Class B or Class C Shares.

The audited financial statements and related report of Arthur Andersen LLP, former independent public accountants, for each Fund contained in each Fund's 1999 annual report is incorporated herein by reference in the section "Financial Statements." No other portions of the Fund's Annual Report are incorporated herein by reference. Ernst & Young LLP, independent public accountants, have been selected as auditor's of the Funds of the Trust for the fiscal year ending October 31, 2000.

The date of this Additional Statement is March 1, 2000.

                                TABLE OF CONTENTS

INTRODUCTION................................................................B-4
INVESTMENT OBJECTIVES AND POLICIES..........................................B-5
DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES.........................B-11
INVESTMENT RESTRICTIONS....................................................B-46
PORTFOLIO TRANSACTIONS.....................................................B-68
SHARES OF THE TRUST........................................................B-73
NET ASSET VALUE............................................................B-77
TAXATION...................................................................B-78
PERFORMANCE INFORMATION....................................................B-88
OTHER INFORMATION.........................................................B-107
FINANCIAL STATEMENTS......................................................B-108
OTHER INFORMATION REGARDING PURCHASES, REDEMPTIONS, EXCHANGES AND
    DIVIDENDS.............................................................B-108
DISTRIBUTION AND SERVICE PLANS............................................B-111
SERVICE PLAN..............................................................B-119
APPENDIX A..................................................................1-A
APPENDIX B..................................................................1-B
APPENDIX C - (STATEMENT OF INTENTION AND ESCROW AGREEMENT)..................1-C

GOLDMAN SACHS ASSET MANAGEMENT               GOLDMAN SACHS ASSET
Investment Adviser to Goldman Sachs          MANAGEMENT INTERNATIONAL
 Short Duration Tax-Free Fund,               Investment Adviser to Goldman Sachs
 Goldman Sachs Government                     Global Income Fund
 Income Fund, Goldman Sachs                  133 Peterborough Court
 Municipal Income Fund,                      London EC4A 2BB, England
 Goldman Sachs Core Fixed
 Income Fund, Goldman Sachs                  GOLDMAN, SACHS & CO.
 High Yield Municipal Fund                   Distributor
 and Goldman Sachs High Yield Fund           85 Broad Street
32 Old Slip                                  New York, NY 10004
New York, New York 10005
                                             GOLDMAN, SACHS & CO.
GOLDMAN SACHS FUNDS                          Transfer Agent
 MANAGEMENT, L.P.                            4900 Sears Tower
Investment Adviser to Goldman Sachs          Chicago, Illinois 60606
 Adjustable Rate Government Fund
 and Goldman Sachs Short Duration
 Government Fund
32 Old Slip
New York, New York 10005







                     Toll free (in U.S.) .......800-621-2550

                                  INTRODUCTION

         Goldman Sachs Trust (the "Trust") is an open-end, management investment company. The Trust is organized as a Delaware business trust, and is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the following series, among others: Goldman Sachs Adjustable Rate Government Fund ("Adjustable Rate Government Fund"), Goldman Sachs Short Duration Government Fund ("Short Duration Government Fund"), Goldman Sachs Short Duration Tax-Free Fund ("Short Duration Tax-Free Fund"), Goldman Sachs Government Income Fund ("Government Income Fund"), Goldman Sachs Municipal Income Fund ("Municipal Income Fund"), Goldman Sachs Core Fixed Income Fund ("Core Fixed Income Fund"), Goldman Sachs Global Income Fund ("Global Income Fund"), Goldman Sachs High Yield Municipal Fund ("High Yield Municipal Fund") and Goldman Sachs High Yield Fund ("High Yield Fund") (each referred to herein as a "Fund" and collectively as the "Funds"). Each Fund other than the Global Income Fund [and High Yield Municipal Fund] is a diversified, open-end management investment company. The Global Income Fund and High Yield Municipal Fund are each a non-diversified open-end management investment company. Short Duration Government Fund, Short Duration Tax-Free Fund, Government Income Fund, Municipal Income Fund, CORE Fixed Income Global Income Fund, High Yield Municipal Fund and High Yield Fund are authorized to issue five classes of shares: Class A Shares, Class B Shares, Class C Shares, Service Shares and Institutional Shares. Adjustable Rate Government Fund is authorized to issue three classes of shares: Class A Shares, Service Shares, and Institutional Shares. Additional series may be added in the future from time to time.

         Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Investment Adviser to Short Duration Tax-Free Fund, Government Income Fund, Municipal Income Fund, Core Fixed Income Fund, High Yield Municipal Fund and High Yield Fund. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as Investment Adviser to the Global Income Fund. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as the Investment Adviser to Adjustable Rate Government Fund and Short Duration Government Fund. GSAM, GSAMI and GSFM are each sometimes referred to herein as the "Investment Adviser" and collectively herein as the "Investment Advisers." In addition, Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust
Company.

         Because each Fund's shares may be redeemed upon request of a shareholder on any business day at net asset value, the Funds offer greater liquidity than many competing investments, such as certificates of deposit and direct investments in certain securities in which the respective Fund may invest. However, unlike certificates of deposits, shares of the Funds are not insured by the Federal Deposit Insurance Corporation.

         The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectuses. See the Prospectuses for a fuller description of each Fund's investment objective and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the prospectuses.

         Experienced Management. Successfully creating and managing a portfolio
         ----------------------
of securities requires professionals with extensive experience. Goldman Sachs' highly skilled portfolio management team brings together many years of experience in the analysis, valuation and trading of U.S. and foreign fixed-income securities.

                       INVESTMENT OBJECTIVES AND POLICIES

Adjustable Rate Government Fund and Short Duration Government Fund

         Adjustable Rate Government Fund is designed for investors who seek a high level of current income, consistent with low volatility of principal. The Short Duration Government Fund is designed for investors who seek a high level of current income and secondarily, in seeking current income, may also wish to consider the potential for capital appreciation. Both Funds are appropriate for investors who seek the high credit quality of securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government Securities"), without incurring the administrative and accounting burdens involved in direct investment.

         Market and economic conditions may affect the investments of Adjustable Rate Government and Short Duration Government Funds differently than the investments normally purchased by other types of fixed-income investors. Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which Adjustable Rate and Short Duration Government Funds may invest may be adversely affected by increases in market interest rates. Conversely, decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.

         High Current Income. Adjustable Rate Government and Short Duration
         -------------------
Government Funds seek a higher current yield than that offered by money market funds or by bank certificates of deposit and money market accounts. However, the Adjustable Rate and Short Duration Government Funds do not maintain a constant net asset value per share and are subject to greater fluctuations in the value of their shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Funds are not insured or guaranteed by any government agency. The Adjustable Rate and Short Duration Government Funds each seek to provide such high current income without sacrificing credit quality.

         Relative Low Volatility of Principal. Adjustable Rate Government Fund
         ------------------------------------
seeks to minimize net asset value fluctuations by investing primarily in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, maintaining a maximum duration of two years and a target duration equal to that of a six-month to one-year U.S. Treasury Security, and utilizing certain active management techniques to seek to hedge interest rate risk. Short Duration Government Fund seeks to minimize net asset value fluctuations by utilizing certain interest rate hedging techniques and by maintaining a maximum duration of not more than three years. The duration target of the Short Duration Government Fund is that of the 2-year U.S. Treasury Security plus or minus 0.5 years. There is no assurance that these strategies for the Adjustable Rate Government Fund and Short Duration Government Fund will be successful.

         Professional Management and Administration. Investors who invest in
         ------------------------------------------
securities of the Government National Mortgage Association ("Ginnie Mae") and other mortgage-backed securities may prefer professional management and administration of their mortgage-backed securities portfolios. A well-diversified portfolio of such securities emphasizing minimal fluctuation of net asset value requires significant active management as well as significant accounting and administrative resources. Members of Goldman Sachs' highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed-income securities.

Government Income Fund

         Government Income Fund is designed for investors who seek a high level of current income, consistent with safety of principal and the high credit quality of U.S. Government Securities, without incurring the administrative and account burdens involved in direct investment.

         Government Income Fund's overall returns are generally likely to move in the opposite direction as interest rates. Therefore, when interest rates decline, Government Income Fund's return is likely to increase. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from the Government Income Fund than from shorter-term investments.

         High Current Income. Government Income Fund is designed to have a
         -------------------
higher current yield than a money market fund, since it can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, Government Income Fund's yield is expected to exceed that offered by bank certificates of deposit and money market accounts. However, Government Income Fund does not maintain a constant net asset value per share and is subject to greater fluctuation in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of Government Income Fund are not insured or guaranteed by any government agency. Government Income Fund seeks to provide high current income without, however, sacrificing credit quality.

         Liquidity. Because Government Income Fund's shares may be redeemed upon
         ---------
request of a shareholder on any business day at net asset value, Government Income Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which Government Income Fund may invest.

         A Sophisticated Investment Process. Government Income Fund's investment
         ----------------------------------
process starts with a review of trends for the overall economy as well as for different sectors of the U.S. government and mortgage-backed securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Government Income Fund's portfolio investment strategies, the Investment Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Investment Adviser will use a sophisticated analytical process involving Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to structure and maintain the Government Income Fund's investment portfolio. In determining the Government Income Fund's investment strategy and in making market timing decisions, the Investment Adviser will have access to information from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.

         Convenience of a Fund Structure. Government Income Fund eliminates many
         -------------------------------
of the complications that direct ownership of U.S. Government Securities and mortgage-backed securities entails. Government Income Fund automatically reinvests all principal payments within the Fund and distributes only current income each month, thereby conserving principal and eliminating the investor's need to segregate and reinvest the principal portion of each payment on his own.

Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds

Short Duration Tax-Free Fund, Municipal Income Fund and the High Yield Municipal Fund (the "Tax Exempt Funds") are not money market funds. The Short Duration Tax-Free Fund is designed for investors who seek a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax. The Municipal Income Fund is designed for investors who seek a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital. The High Yield Municipal Fund is designed for investors who seek a high level of current income that is exempt from regular federal income taxes as well as the potential for capital appreciation. The Tax Exempt Funds are appropriate for investors who seek to invest in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof ("Municipal Securities") and who are able to accept greater risk with the possibility of higher returns than investors in municipal money market funds. While municipal money market funds almost always maintain a constant net asset value, they must meet stringent high quality credit standards, their portfolios must be broadly diversified and their portfolio securities must have remaining maturities of 397 days or less. An example of an "eligible" investment for the Tax Exempt Funds is auction rate Municipal Securities, which generally have higher yields than money market Municipal Securities, but which typically are not eligible investments for municipal money market funds.

         In addition, unlike a municipal money market fund, the Tax Exempt Funds' increased investment flexibility permits their portfolios to be more easily adjusted to reflect the shape of the current yield curve as well as to respond to anticipated developments that might affect the shape of the yield curve.

         The Municipal Securities in which the Short Duration Tax-Free and Municipal Income Funds invest will be rated, at the time of investment, at least BBB or Baa by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, will be determined by the Investment Adviser to be of comparable quality. Municipal Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The Municipal Income Fund will have a weighted average credit quality equal to A for securities rated by an NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality. The High Yield Municipal Fund will invest at least 65% of its total assets in high-yield Municipal Securities rated, at the time of investment, BB or Ba or lower by a NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality. See also "High Yield Fund - Return on and Risks of High Yield Securities." The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

         Investors who wish to invest in Municipal Securities may find that a mutual fund structure offers some important advantages when compared to investing in individual Municipal Securities, including:

               . The ratings given to Municipal Securities by the rating organizations are difficult to evaluate. For example, some Municipal Securities with relatively low credit ratings have yields comparable to Municipal Securities with much higher ratings. The credit research professionals at Goldman Sachs closely follow market events and are well positioned to judge current and expected credit conditions of municipal issuers;

               . Because of the relative inefficiency of the secondary market in Municipal Securities, the value of an individual municipal security is often difficult to determine. As such, investors may obtain a wide range of different prices when asking for quotes from different dealers. In addition, a dealer may have a large inventory of a particular issue that it wants to reduce. Obtaining the best overall prices can require extensive negotiation, which is a function performed by the portfolio manager;

               . Market expertise is also an important consideration for municipal investors, and because the Tax Exempt Funds take relatively large positions in different securities, the Tax Exempt Funds may be able to obtain more favorable prices in the Municipal Securities market than investors with relatively small positions; and

               . Industry and geographical diversification are important considerations for municipal investors. The Tax Exempt Funds are designed to provide this diversification.

Core Fixed Income Fund

         Core Fixed Income Fund is designed for investors seeking a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index"), without incurring the administrative and accounting burdens involved in direct investment. Such investors also prefer liquidity, experienced professional management and administration, a sophisticated investment process, and the convenience of a mutual fund structure. Core Fixed Income Fund may be appropriate as part of a balanced investment strategy consisting of stocks, bonds and cash or as a complement to positions in other types of fixed-income investments.

         The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed-income securities rated at least BBB or Baa by a NRSRO. Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of mortgage-backed securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of asset-backed securities. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness or such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

         Core Fixed Income Fund's overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, Core Fixed Income Fund's return is likely to increase. Conversely, when interest rates increase, Core Fixed Income Fund's return is likely to decline. However, the Investment Adviser believes that, given the flexibility of managers to invest in a diversified portfolio of securities, Core Fixed Income Fund's return is not likely to decline as quickly as that of other fixed-income funds with a comparable average portfolio duration. In exchange for accepting a higher degree of potential share price fluctuation, investors have the opportunity to achieve a higher return from Core Fixed Income Fund than from shorter-term investments.

         A number of investment strategies will be used to achieve the Core Fixed Income Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. Treasuries, U.S. government agencies, corporate securities, mortgage-backed securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads between different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities.

The Investment Adviser will usually have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

         A Sophisticated Investment Process. Core Fixed Income Fund will attempt
         ----------------------------------
to control its exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. Core Fixed Income Fund's investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed-income securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning Core Fixed Income Fund's portfolio investment strategies, the Investment Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Investment Adviser will use a sophisticated analytical process including Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to assist in structuring and maintaining Core Fixed Income Fund's investment portfolio. In determining Core Fixed Income Fund's investment strategy and making market timing decisions, the Investment Adviser will have access to input from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.

Global Income Fund

         Global Income Fund is designed for investors seeking high total return, emphasizing current income and, to a lesser extent, opportunities for capital appreciation. However, investing in the Fund involves certain risks, and there is no assurance that the Fund will achieve its investment objective. The securities in which the Fund invests will be rated, at the time of investment, at least BBB or Baa by an NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality. However, at least 50% of the Fund's total assets will be invested in securities having a rating from an NRSRO of AAA or Aaa at the time of investment. Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal.

         In selecting securities for the Fund, portfolio managers consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. In determining the countries and currencies in which the Fund will invest, the Fund's portfolio managers form opinions based primarily on the views of Goldman Sachs' economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers apply the Black-Litterman Model (the "Model") to their views to develop a portfolio that produces, in the view of the Investment Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used to maintain the level of portfolio risk within the guidelines established by the Investment Adviser.

         High Income. Global Income Fund's portfolio managers will seek out the
         -----------
highest yielding bonds in the global fixed-income market that meet the Global Income Fund's credit quality standards and certain other criteria.

         Capital Appreciation. Investing in the foreign bond markets offers the
         --------------------
potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country's currency as well as a country's fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

         Portfolio Management Flexibility. Global Income Fund is actively
         --------------------------------
managed. The Fund's portfolio managers invest in countries that, in their judgment, meet the Fund's investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.

         Relative Stability of Principal. Global Income Fund may be able to
         -------------------------------
reduce principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed-income securities and currencies reduces the dependence of the Fund's performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund's policy of investing primarily in high quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

         Professional Management. Individual U.S. investors may prefer
         -----------------------
professional management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

High Yield Fund

         High Yield Fund's Investment Process. The High Yield Fund is
         ------------------------------------
appropriate for investors who seek a high level of current income and who also may wish to consider the potential for capital appreciation. A number of investment strategies are used to seek to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets. GSAM starts the investment process with economic analysis based on research generated by the Goldman Sachs Global Economic Research Group and others to determine broad growth trends, industry-specific events and market forecasts. The market value of non-investment grade fixed-income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates. Therefore, determining the creditworthiness of issuers is critical. To that end, the High Yield Fund's portfolio managers have access to Goldman Sachs highly regarded Credit Research and Global Investment Research Departments, as well as analysis from the firm's High Yield Research Group, a dedicated group of 13 professionals in the high yield and emerging market corporate bond research area, consisting of industry and regional market specialists. In addition, the Fund's portfolio managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Services, Inc. ("Moody's"). High Yield Fund's portfolio managers and credit analysts also conduct their own in-depth analysis of each issue considered for inclusion in the Fund's portfolio. The portfolio managers and credit analysts evaluate such factors as a company's competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to analyze accurately a company's future cash flow by correctly anticipating the impact of economic, industry-wide and specific events are critical to successful high yield investing. GSAM's goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround. GSAM analyzes trends in a company's debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis. GSAM believes that this ongoing reassessment is more valuable than relying on a "snapshot" view of a company's ability to service debt at one or two points in time.

         High Yield Fund's portfolio is diversified among different sectors and industries on a global basis in an effort to reduce overall risk. While GSAM will avoid excessive concentration in any one industry, the Fund's specific industry weightings are the result of individual security selection. Emerging market debt considered for the High Yield Fund's portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.

         Return on and Risks of High Yield Securities. High yield bonds can
         --------------------------------------------
deliver higher yields and total return than either investment grade corporate bonds or U.S. Treasury bonds. However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-term investors who are financially secure enough to withstand volatility and the risks associated with such investments. See "Description of Investment Securities and Practices." Different types of fixed income securities may react differently to changes in the economy. High yield bonds, like stocks, tend to perform best when the economy is strong, inflation is low and companies experience healthy profits, which can lead to higher stock prices and higher credit ratings. Government bonds are likely to appreciate more in a weaker economy when interest rates are declining. In certain types of markets, adding some diversification in the high yield asset class may help to increase returns and decrease overall portfolio risk.

         For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return. Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered speculative by traditional investment standards. The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis. As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena. To a lesser extent, high yield bonds are also subject to interest rate risk: when interest rates increase, the value of fixed income securities tends to decline.

               DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES

U. S. Government Securities

         Each Fund may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (b) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as securities of Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")) or (c) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

         U.S. Government Securities include (to the extent consistent with the Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

         Each Fund may also purchase U.S. Government Securities in private placements and may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

Custodial Receipts

         Each Fund may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government Securities.

Mortgage Loans and Mortgage-Backed Securities

         Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income, Global Income, and High Yield Funds (collectively, the "Taxable Funds") may each invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans ("Mortgage-Backed Securities").

         Mortgage-Backed Securities (including CMOs, REMICs and SMBS described below) are subject to both call risk and extension risk. Because of these risks, these securities can have significantly greater price and yield volatility than with traditional fixed-income securities.

         General Characteristics. Each mortgage pool underlying Mortgage-Backed
         -----------------------
Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

         The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases Mortgaged-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in Mortgage-Backed Securities, its Investment Adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

         Adjustable Rate Mortgage Loans ("ARMs"). The Adjustable Rate Government
         ---------------------------------------
Fund will primarily, and the Short Duration Government, Government Income, Core Fixed Income, and High Yield Funds may, invest in ARMs. ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.

         Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

         ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage Backed Securities that are structured as pass through mortgage securities that are collateralized by ARMs are less likely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's investment in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

         There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of each Taxable Fund's portfolio and, therefore, in the net asset value of each Taxable Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

         Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans
         -------------------------
included in a mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

         Legal Considerations of Mortgage Loans. The following is a discussion
         --------------------------------------
of certain legal and regulatory aspects of the mortgage loans in which the Taxable Funds may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds' investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.       Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed
         -----------
         due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

         Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.       Rights of Redemption. In some states, after foreclosure of a mortgage
         --------------------
         loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.       Legislative Limitations. In addition to anti-deficiency and related
         -----------------------
         legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.       "Due-on-Sale" Provisions. Fixed-rate mortgage loans may contain a
         ------------------------
         so-called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.       Usury Laws. Some states prohibit charging interest on mortgage loans in
         ----------
         excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

         Government Guaranteed Mortgage-Backed Securities. There are several
         ------------------------------------------------
types of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. The Taxable Funds are permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with their respective investment policies and objectives.

Guaranteed Mortgage Pass-Through Securities

         Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate
         -----------------------
instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount.

         Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation
         -----------------------
chartered under an act of the U.S. Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. government agency) or Mortgage Loans that are either insured by the FHA or guaranteed by the VA. However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

         Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

         Freddie Mac Certificates. Freddie Mac is a publicly held U.S.
         ------------------------
government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

         Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

         The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

         Conventional Mortgage Loans. The conventional mortgage loans underlying
         ---------------------------
the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

         Mortgage Pass-Through Securities. The Taxable Funds may invest in both
         --------------------------------
government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

         The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

         Description of Certificates. Mortgage Pass-Throughs may be issued in
         ---------------------------
one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

         Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --- ----
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

         Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --- ----
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan
            --- ----
when paid by the mortgagor in subsequent monthly payments or at maturity.

         Multiple Class Mortgage-Backed Securities and Collateralized Mortgage
         ---------------------------------------------------------------------
Obligations. Each Taxable Fund may invest in multiple class securities including
-----------
collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. government agencies and instrumentalities such as Fannie Mae or sponsored enterprises such as Freddie Mac or, in the case of Core Fixed Income, Global Income, Government Income and High Yield Funds, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

         Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

         Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

         CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

         CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

         Stripped Mortgage-Backed Securities. The Taxable Funds may invest in
         -----------------------------------
Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities. Government Income, Core Fixed Income, and Global Income Funds may also invest in privately-issued SMBS. Although the market for such securities is increasingly liquid, privately-issued SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund's limitation on investments in illiquid securities. The Investment Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. A Fund's investment in SMBS may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

Privately Issued Mortgage-Backed Securities

         The Government Income Fund, Core Fixed Income Fund, Global Income Fund, and High Yield Fund may invest in privately issued Mortgage-Backed Securities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.

         Ratings. The ratings assigned by a rating organization to Mortgage
         -------
Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

         Credit Enhancement. Credit support falls generally into two categories:
         ------------------
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

         Subordination; Shifting of Interest; Reserve Fund. In order to achieve
         -------------------------------------------------
ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

         In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

         The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

         Alternative Credit Enhancement. As an alternative, or in addition to
         ------------------------------
the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

         Voluntary Advances. Generally, in the event of delinquencies in
         ------------------
payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

         Optional Termination. Generally, the servicer may, at its option with
         --------------------
respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

Asset-Backed Securities

         Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

         Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, Global Income, and High Yield Funds may invest in asset-backed securities. The Adjustable Rate Government Fund and Short Duration Government Fund may only invest in asset-backed securities that are issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

         Asset-backed securities present certain additional risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to Mortgage Assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Loan Participations

         The High Yield Fund may invest in loan participations. Such loans must be to issuers in whose obligations the High Yield Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

         Participation interests acquired by the High Yield Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the High Yield Fund acts as co-lender in connection with a participation interest or when the High Yield Fund acquires certain participation interests, the High Yield Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fund will be regarded as illiquid.

         For purposes of certain investment limitations pertaining to diversification of the High Yield Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fund and the borrower will be deemed issuers of a loan participation.

Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds

         Each Fund may invest in zero coupon bonds, deferred interest and capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

         PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

         Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. See "Taxation."

Variable and Floating Rate Securities

         The interest rates payable on certain securities in which each Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

         Each Fund may invest in "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's limitation on illiquid investments.

Preferred Stock, Warrants and Rights

         The High Yield Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

         Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Corporate Debt Obligations

         Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, Global Income, and High Yield Funds may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

         Fixed income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Funds' Investment Advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

         Trust Preferreds. Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, Global Income, and High Yield Funds may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder's viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer's viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

High Yield Securities

         High Yield Municipal and High Yield Funds may invest in bonds rated BB or below by Standard & Poor's or Ba or below by Moody's (or comparable rated and unrated securities). These bonds are commonly referred to as "junk bonds" and are considered speculative. The ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix B for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, Fitch IBCA, Inc. ("Fitch IBCA") and Duff & Phelps.

         The amount of high yield, fixed-income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest. High yield securities are also issued by governmental entities that may have difficulty in making all scheduled interest and principal payments.

         The market values of high yield, fixed-income securities tends to reflect those individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities are often highly leveraged, and may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate or municipal developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

         Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which the High Yield Municipal and High Yield Funds invest, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

         Another factor which causes fluctuations in the prices of high yield, fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the High Yield Municipal Fund's and the High Yield Fund's net asset value.

         The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the High Yield Municipal and High Yield Funds in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the High Yield Municipal and High Yield Funds of their initial investment and any anticipated income or appreciation is uncertain. In addition, the High Yield Municipal and High Yield Funds may incur additional expenses to the extent that they are required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect their interests. The High Yield Municipal and High Yield Funds may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the High Yield Municipal and High Yield Funds in respect of accrued interest income on securities which are subsequently written off, even though the High Yield Municipal and High Yield Funds have not received any cash payments of such interest.

         The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the High Yield Municipal and High Yield Funds to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the net asset value of the High Yield Municipal and High Yield Funds. A less liquid secondary market also may make it more difficult for the High Yield Municipal and High Yield Funds to obtain precise valuations of the high yield securities in their portfolios.

         Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.

         Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, the High Yield Municipal or High Yield Funds may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the High Yield Municipal and High Yield Funds experience net redemptions of their shares, they may be forced to sell their higher-rated securities, resulting in a decline in the overall credit quality of the portfolios of the High Yield Municipal and High Yield Funds and increasing the exposure of the High Yield Municipal and High Yield Funds to the risks of high yield securities.

         Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in the portfolios of the High Yield Municipal and High Yield Funds and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

         Because the market for high yield securities is still relatively new and has not weathered a major economic recession, it is unknown what effects such a recession might have on such securities. A widespread economic downturn could result in increased defaults and losses.


Bank Obligations

         Government Income, Core Fixed Income, Global Income, and High Yield Funds may each invest in obligations issued or guaranteed by U.S. and foreign banks (Government Income Fund may only invest in U.S. dollar denominated securities). Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

         Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Municipal Securities

         Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, High Yield Municipal and High Yield Funds may invest in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Investment Adviser, excluded from gross income for federal income tax purposes. Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, High Yield Municipal and High Yield Funds may revise their definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund's investment objective and policies. The Short Duration Tax-Free, Municipal Income, Core Fixed Income, High Yield Municipal and High Yield Funds may also invest in taxable Municipal Securities.

         Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

         The two principal classifications of Municipal Securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and zero coupon bonds, deferred interest bonds and capital appreciation bonds.

         In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

         For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Investment Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

         An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, High Yield Municipal and High Yield Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

         The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

         The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

         While the Municipal Income Fund, High Yield Municipal Fund and Short Duration Tax-Free Fund, under normal market conditions, invest substantially all of their assets in Municipal Securities, the recognition of certain accrued market discount income (if the Funds acquire Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Funds.

         Municipal Leases, Certificates of Participation and Other Participation
         -----------------------------------------------------------------------
Interests. Short Duration Tax-Free, Government Income, Municipal Income, Core
---------
Fixed Income, High Yield Municipal and High Yield Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.

         Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

         Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds' limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Investment Adviser will consider a variety of factors, including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

         Short Duration Tax-Free, Municipal Income, Core Fixed Income, High Yield Municipal and High Yield Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest.

         Municipal Notes. Municipal Securities in the form of notes generally
         ---------------
are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

         Tax-Exempt Commercial Paper. Issues of commercial paper typically
         ---------------------------
represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

         Pre-Refunded Municipal Securities. The principal of and interest on
         ---------------------------------
pre-refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal

Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

         Private Activity Bonds. Short Duration Tax-Free, Municipal Income, Core
         ----------------------
Fixed Income, High Yield Municipal and High Yield Funds may each invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues. A Tax Exempt Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas Core Fixed Income Fund's distributions of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

         Tender Option Bonds. A tender option bond is a Municipal Security
         -------------------
(generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax Exempt Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Investment Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "IRS") will agree with such counsel's opinion in any particular case, there is a risk that a Tax Exempt Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax Exempt Funds intend to manage their portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

         Auction Rate Securities. Short Duration Tax-Free, Municipal Income,
         -----------------------
Core Fixed Income, High Yield Municipal and High Yield Funds may invest in auction rate securities. Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. A Fund will take the time remaining until the next scheduled auction date into account for purpose of determining the securities' duration.

         Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Internal Revenue Code of 1986, as amended (the "Code").

         A Fund's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

         Insurance. Short Duration Tax-Free, Government Income, Municipal
         ---------
Income, Core Fixed Income, High Yield Municipal and High Yield Funds may invest in "insured" tax-exempt Municipal Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

         Short Duration Tax-Free, Municipal Income, Core Fixed Income, High Yield Municipal and High Yield Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from Standard & Poor's) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding.

         A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

         An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, A by Moody's or Standard & Poor's, or if unrated, determined by the Investment Adviser to be of comparable quality. The Municipal Securities invested in by High Yield Municipal Fund and High Yield Fund will not be subject to this requirement.

         Standby Commitments. In order to enhance the liquidity of Municipal
         -------------------
Securities, the Tax Exempt Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

         Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from a Tax Exempt Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by a Tax Exempt Fund. In considering whether a security meets a Tax Exempt Fund's quality standards, the particular Tax Exempt Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

         The Tax Exempt Funds value Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Tax Exempt Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Tax Exempt Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.

         The Investment Adviser understands that the IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax Exempt Funds intend to take the position that they are the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax-exempt interest earned with respect to such Municipal Securities will be tax-exempt in their hands. There is no assurance that standby commitments will be available to the Tax Exempt Funds nor have the Tax Exempt Funds assumed that such commitments would continue to be available under all market conditions.

         Call Risk and Reinvestment Risk. Municipal Securities may include
         -------------------------------
"call" provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund's portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund's return on its portfolio securities.

Foreign Investments

         Core Fixed Income, Global Income and High Yield Funds may invest in securities of foreign issuers and in fixed-income securities quoted or denominated in a currency other than U.S. dollars. Investment in foreign securities may offer potential benefits that are not available from investing exclusively in U.S. dollar-denominated domestic issues. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign fixed-income securities do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Investments in the securities of foreign issuers usually involve currencies of foreign countries and Core Fixed Income, Global Income and High Yield Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. A Fund also may be subject to currency exposure independent of its securities positions. While the Global Income Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund's total assets.

         Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Fund's net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

         Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a comparable U.S. company. Volume and liquidity in most foreign bond markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities markets and exchanges, brokers, dealers and listed and unlisted companies than in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of Core Fixed Income, Global Income or High Yield Fund is uninvested and no return is earned on such assets. The inability of Core Fixed Income, Global Income or High Yield Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to Core Fixed Income, Global Income or High Yield Income Fund due to subsequent declines in value of the portfolio securities, or, if Core Fixed Income, Global Income or High Yield Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect Core Fixed Income, High Yield or Global Income Funds' investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.

Investing in Emerging Countries

         Market Characteristics. Of the Core Fixed Income, Global Income and
         ----------------------
High Yield Funds investments in foreign securities, 10%, 10% and 25% of their respective total assets may be invested in emerging countries. Investment in debt securities of emerging country issuers involve special risks. The development of a market for such securities is a relatively recent phenomenon and debt securities of most emerging country issuers are less liquid and are generally subject to greater price volatility than securities of issuers in the United States and other developed countries. In certain countries, there may be few publicly traded securities, and the market may be dominated by a few issuers or sectors. The markets for securities of emerging countries may have substantially less volume than the market for similar securities in the United States and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for a Fund to price accurately its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

         A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

         Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser.

         Transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the U.S. and other developed securities markets. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

         With respect to investments in certain emerging countries, archaic legal systems may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging countries. Similarly, the rights of investors in emerging country companies may be more limited than those of shareholders of U.S. corporation.

         Economic, Political and Social Factors. Emerging countries may be
         --------------------------------------
subject to a greater degree of economic, political and social instability than the United States, Japan and most Western European countries, and unanticipated political and social developments may affect the value of a Fund's investments in emerging countries and the availability to the Fund of additional investments in such countries. Moreover, political and economic structures in many emerging countries may be undergoing significant evolution and rapid development. Instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection and conflict; and (vi) the absence of developed legal structures governing foreign private property. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

         Restrictions on Investment and Repatriation. Certain emerging countries
         -------------------------------------------
require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging countries is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

         Sovereign Debt Obligations. Investments in sovereign debt obligations
         --------------------------
involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

         Brady Bonds. Certain foreign debt obligations, customarily referred to
         -----------
as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated). In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds, and among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds may be speculative.

         Forward Foreign Currency Exchange Contracts. Core Fixed Income, Global
         -------------------------------------------
Income and High Yield Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

         At the maturity of a forward contract, Core Fixed Income, Global Income Fund or High Yield Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         Core Fixed Income, Global Income or High Yield Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, a Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, a Fund may attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

         Core Fixed Income, Global Income and High Yield Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the Investment Adviser determines that there is a pattern of correlation between the two currencies.

         Unless otherwise covered, cash or liquid assets will be segregated in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. The segregated assets will be marked-to-market. If the value of the segregated assets declines, additional liquid assets will be segregated so that the value will equal the amount of the Fund's commitments with respect to such contracts. Although the contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. If this happens, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted. Global Income, Core Fixed Income and High Yield Funds will not enter into a forward contract with a term of greater than one year.

         While Core Fixed Income, Global Income, and High Yield Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by a Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

         Markets for trading forward foreign currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Interest Rate Caps, Floors and Collars

         Each Fund may enter into interest rate and credit swaps. Each Fund (other than the Municipal Income Fund) may enter into interest rate caps, floors and collars. In addition, Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may enter into mortgage swaps; and Core Fixed Income, High Yield and Global Income Funds may enter into currency swaps. Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

         A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that a Fund's potential exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, the Funds and its Investment Adviser believes that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

         The Funds will not enter into any interest rate, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor's or A or P-1 or better by Moody's or their equivalent ratings. Core Fixed Income, Global Income and High Yield Funds will not enter into any currency swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by Standard & Poor's or Moody's, or, if unrated by such rating organization, determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Investment Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds' transactions in swaps, caps, floors and collars.

         The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Options on Securities and Securities Indices

         Writing Covered Options. Each Fund may write (sell) covered call and
         -----------------------
put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option so long as the option is outstanding or such Fund will use the other methods described below. The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

         A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

         All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) segregating cash or liquid assets, as permitted by applicable law, either of which, in the case of Core Fixed Income, Global Income Fund or High Yield Fund, may be quoted or denominated in any currency, with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment, and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

         A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

         Each Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

         The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration that is segregated) upon conversion or exchange of other securities in its portfolio. The Funds may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value equal to the exercise price or by using the other methods described above.

         The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

         Purchasing Options. Each Fund may also purchase put and call options on
         ------------------
any securities in which it may invest or options on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

         A Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option.

Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

         A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

         Writing and Purchasing Currency Call and Put Options. Core Fixed
         ----------------------------------------------------
Income, Global Income and High Yield Funds may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Global Income, Core Fixed Income and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition, Core Fixed Income, Global Income and High Yield Funds may purchase call options on currency to seek to increase total return.

         A call option written by Core Fixed Income, Global Income or High Yield Fund obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

         A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as "closing purchase transactions." A Fund may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

         Core Fixed Income, Global Income and High Yield Funds would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

         Core Fixed Income, Global Income and High Yield Funds would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted ("protective puts"). The purchase of a put option would entitle Core Fixed Income, Global Income and High Yield Funds, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

         In addition to using options for the hedging purposes described above, Core Fixed Income, Global Income and High Yield Funds may use options on currency to seek to increase total return. Core Fixed Income, Global Income and High Yield Funds may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Core Fixed Income, Global Income and High Yield Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Core Fixed Income, Global Income and High Yield Funds accept, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

         Core Fixed Income, Global Income and High Yield Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Core Fixed Income, Global Income and High Yield Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Core Fixed Income, Global Income and High Yield Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Core Fixed Income, Global Income and High Yield Funds for the purpose of benefiting from a decline in the value of currencies which it does not own. Core Fixed Income, Global Income and High Yield Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, Core Fixed Income, Global Income and High Yield Funds would realize either no gain or a loss on the purchase of the put option.

         Yield Curve Options. Each Fund may enter into options on the yield
         -------------------
"spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

         A Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

         Yield curve options written by a Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and the trading markets for these options may not be as developed as the market for other types of options.

         Risks Associated with Options Transactions. There is no assurance that
         ------------------------------------------
a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

         Reasons for the absence of a liquid secondary market on an exchange include, but are not limited to, the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

         Transactions by a Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one of more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients or the Funds' Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Futures Contracts and Options on Futures Contracts

         Each Fund (with the exception of the Municipal Income Fund) may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies in the case of Global Income, Core Fixed Income and High Yield Funds and any other financial instruments and indices. Each Fund will engage in futures and related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the CFTC. Futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges. Neither the CFTC, National Futures Association nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

         Futures Contracts. A futures contract may generally be described as an
         -----------------
agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Core Fixed Income, Global Income and High Yield Funds may each seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         Hedging Strategies. Hedging, by use of futures contracts, seeks to
         ------------------
establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, Core Fixed Income, Global Income and High Yield Funds may each sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

         On other occasions, a Fund may take a "long" position by purchasing futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

         Options on Futures Contracts. The acquisition of put and call options
         ----------------------------
on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         Other Considerations. A Fund will engage in futures and related options
         --------------------
transactions only for bona fide hedging or to seek to increase total return as permitted by CFTC regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators.

         In addition to bona fide hedging, a CFTC regulation permits a Fund to engage in other futures transactions if the aggregate initial margin and premiums required to establish such positions in futures contracts and options on futures do not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining their qualifications as regulated investment companies for federal income tax purposes.

         Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate cash or liquid assets, as permitted by applicable law, in an amount equal to the underlying value of such contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

         Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government Securities. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government Securities, securities indices and foreign currencies. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

         The profitability of a Fund's trading in futures depends upon the ability of the Investment Adviser to analyze correctly the futures markets.

Mortgage Dollar Rolls

         The Taxable Funds (other than High Yield Fund) may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

         For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

         Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Convertible Securities

         The Short Duration Tax-Free, Municipal Income, Core Fixed Income and High Yield Funds may invest in convertible securities. Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

         Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Lending of Portfolio Securities

         Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis at an amount at least equal to the market value of the Securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the applicable Investment Adviser to be of good standing, and when, in the judgment of the applicable Investment Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an Investment Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of each Fund (including the loan collateral).

Cash received as collateral for securities lending transactions may be invested in other investment eligible securities. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment of the borrowed collateral.

Restricted and Illiquid Securities

         Each Fund may purchase securities that are not registered or that are offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements with a notice or demand period of more than seven days, certain SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities. The Trustees have adopted guidelines and delegated to the Investment Advisers the daily function of determining and monitoring the liquidity of the Funds' portfolio securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

         The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction make them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

When-Issued and Forward Commitment Securities

         Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize a capital gain or loss in connection with these transactions. For purposes of determining each Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. Each Fund is generally required to segregate, until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund's obligations are otherwise covered. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Other Investment Companies

         Each Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which the Investment Adviser or any of its affiliates serves as Investment Adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that a Fund invests in a money market fund for which the Investment Adviser or any of its affiliates acts as Investment Adviser, the management fees payable by the Fund to the Investment Adviser will be reduced by an amount equal to the Fund's proportionate share of the management fees paid by such money market fund to the Investment Adviser or its affiliates.

         Core Fixed Income, Global Income and High Yield Funds may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country Funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. Core Fixed Income, Global Income and High Yield Funds may invest in World Equity Benchmark Shares ("WEB") and similar securities that invest in securities included in foreign securities indices.

Repurchase Agreements

         Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. In the case of Core Fixed Income, Global Income and High Yield Funds, these repurchase agreements may involve foreign government securities. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by each Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

         For purposes of the Act and, generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in value of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

         The applicable Investment Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

         In addition, the Funds, together with other registered investment companies having management agreements with the Investment Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements

         Each Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. In the case of Core Fixed Income, Global Income and High Yield Funds, these reverse repurchase agreements may involve foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund's outstanding shares.

         When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Investment Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Non-Diversified Status

         Since Global Income Fund and High Yield Municipal Fund are each "non-diversified" under the Act, they are subject only to certain federal tax diversification requirements. Under federal tax laws, Global Income Fund and High Yield Municipal Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government Securities). With respect to the remaining 50% of the Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government), and (2) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Code.

Portfolio Turnover

         Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year.

                             INVESTMENT RESTRICTIONS

         The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the affected Fund. The investment objective of each Fund and all other investment policies or practices of the Funds, except for Short Duration Tax-Free Fund's, Municipal Income Fund's and High Yield Municipal Fund's policy to invest under normal market conditions 80% of their respective net assets in Municipal Securities (including, with respect to the Municipal Income and High Yield Municipal Funds, Municipal Securities subject to the federal alternative minimum tax), are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. As defined in the Act, "a majority of the outstanding voting securities" of a Fund means the vote (a) of 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy or, (b) more than 50% of the shares of the Trust or a Fund.

         For the purposes of the limitations (except for the asset coverage requirement with respect to borrowings), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Tax Exempt Funds, the identification of the issuer of a Municipal Security that is not a general obligation is made by the Investment Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

As a matter of fundamental policy, a Fund may not:

         (1) Make any investment inconsistent with the Fund's classification as a diversified company under the Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act;

         (2) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities. Each of the Municipal Income, Short Duration Tax-Free and High Yield Municipal Funds may invest 25% or more of the value of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one municipal security would also affect the other Municipal Securities. These Municipal Securities include (a) Municipal Securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; and (c) industrial development obligations;

         (3) Borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; (d) the Fund may purchase securities on margin to the extent permitted by applicable law; and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

         (4) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; and (c) loans of securities as permitted by applicable law;

         (5) Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

         (6)(a) For each Fund other than Core Fixed Income Fund, purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities;

         (6)(b) In the case of Core Fixed Income Fund, purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

         (7) Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; and

         (8) Issue senior securities to the extent such issuance would violate applicable law.

         Notwithstanding any other fundamental investment restriction or policy, each Fund may invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.

         In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

A Fund may not:

         (1) Invest in companies for the purpose of exercising control or management;

         (2) Invest more than 15% of the Fund's net assets in illiquid investments, including repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act;

         (3) Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets; or

         (4) Make short sales of securities, except short sales against-the-box.

                                  MANAGEMENT

         The Trustees of the Trust are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations.

         Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Name, Age                         Positions              Principal Occupation(s)
and Address                       With Trust               During Past 5 Years
-----------                       ----------             ---------------------
Ashok N. Bakhru, 57               Chairman               Chairman of the Board and Trustee - Goldman
P.O. Box 143                      & Trustee              Sachs Variable Insurance Trust (registered
Lima, PA  19037                                          investment company) (since October 1997);
                                                         President, ABN Associates (July 1994 -March
                                                         1996 and November 1998 to present);
                                                         Executive Vice President - Finance and
                                                         Administration and Chief Financial Officer,
                                                         Coty Inc. (manufacturer of fragrances and
                                                         cosmetics) (April 1996-November 1998);
                                                         Senior Vice President of Scott Paper Company
                                                         (until June 1994); Director of Arkwright
                                                         Mutual Insurance Company (1994-Present);
                                                         Trustee of International House of
                                                         Philadelphia (1989-Present); Member of
                                                         Cornell University Council (1992-Present);
                                                         Trustee of the Walnut Street Theater
                                                         (1992-Present); and Director, Private Equity
                                                         Investors - III (since November 1998);
                                                         Trustee, Citizens Scholarship Foundation of
                                                         America (since 1998).

Name, Age                         Positions              Principal Occupation(s)
and Address                       With Trust               During Past 5 Years
-----------                       ----------             ---------------------
*David B. Ford, 53                Trustee                Trustee-Goldman Sachs Variable Insurance
32 Old Slip                                              Trust (registered investment company) (since
New York, NY  10005                                      October 1997); Director, Commodities Corp.
                                                         LLC (futures and commodities traders) (since
                                                         April 1997); Managing Director, J. Aron &
                                                         Company (commodity dealer and risk
                                                         management adviser) (since November 1996);
                                                         Managing Director, Goldman Sachs & Co.
                                                         Investment Banking Division (since November
                                                         1996); Chief Executive Officer and Director,
                                                         CIN Management (investment adviser) (since
                                                         August 1996); Chief Executive Officer &
                                                         Managing Director and Director, Goldman
                                                         Sachs Asset Management International (since
                                                         November 1995 and December 1994,
                                                         respectively); Co-Head, Goldman Sachs Asset
                                                         Management (since November 1995);
                                                         Co-Head and Director, Goldman Sachs Funds
                                                         Management, L.P. (since November 1995 and
                                                         December 1994, respectively); and Chairman
                                                         and Director, Goldman Sachs Asset Management
                                                         Japan Limited (since November 1994).

*Douglas C. Grip, 37              Trustee                Trustee and President--Goldman Sachs
32 Old Slip                       & President            Variable Insurance Trust (registered
New York, NY  10005                                      investment company) (since October 1997);
                                                         Trustee, Trust for Credit Unions (registered
                                                         investment company) (since March 1998);
                                                         Managing Director, Goldman Sachs Asset
                                                         Management Group (since November 1997);
                                                         President, Goldman Sachs Funds Group (since
                                                         April 1996); and President, MFS Retirement
                                                         Services Inc., of Massachusetts Financial
                                                         Services (prior thereto).

Name, Age                         Positions              Principal Occupation(s)
and Address                       With Trust               During Past 5 Years
-----------                       ----------             ---------------------
*John P. McNulty, 47              Trustee                Trustee-Goldman Sachs Variable Insurance
32 Old Slip                                              Trust (registered investment company) (since
New York, NY  10005                                      October 1997); Managing Director, Goldman
                                                         Sachs (since November 1996); General
                                                         Partner, J. Aron & Company (since November
                                                         1995); Director and Co-Head, Goldman Sachs
                                                         Funds Management L.P. (since November 1995);
                                                         Director, Goldman Sachs Asset Management
                                                         International (since January 1996); Co-Head,
                                                         GSAM (November 1995 to present); Director,
                                                         Global Capital Reinsurance (insurance)
                                                         (since 1989); Director, Commodities Corp.
                                                         LLC (since April 1997); Limited Partner of
                                                         Goldman Sachs (1994 - November 1995); and
                                                         Trustee, Trust for Credit Unions (registered
                                                         investment company) (January 1996 - March 1998).

Mary P. McPherson, 64             Trustee                Trustee-Goldman Sachs Variable Insurance
The Andrew W. Mellon Foundation                          Trust (registered investment company) (since
140 East 62nd Street                                     October 1997); Vice President and Senior
New York, NY  10021                                      Program Officer, The Andrew W. Mellon
                                                         Foundation (provider of grants for
                                                         conservation, environmental and educational
                                                         purposes) (since October 1997); President of
                                                         Bryn Mawr College (1978-1997); Director,
                                                         Smith College (since 1998); Director, Josiah
                                                         Macy, Jr. Foundation (health educational
                                                         programs) (since 1977); Director, the
                                                         Philadelphia Contributionship (insurance)
                                                         (since 1985); Director, Amherst College
                                                         (1986-1998); Director, Dayton Hudson
                                                         Corporation (general retailing
                                                         merchandising) (1988-1997); Director, The
                                                         Spenser Foundation (educational research)
                                                         (since 1993); and member of PNC Advisory
                                                         Board (banking) (since 1993).

Name, Age                         Positions              Principal Occupation(s)
and Address                       With Trust               During Past 5 Years
-----------                       ----------             ---------------------
*Alan A. Shuch, 50                Trustee                Trustee-Goldman Sachs Variable Insurance
32 Old Slip                                              Trust (registered investment company) (since
New York, NY  10005                                      October 1997); Limited Partner, Goldman
                                                         Sachs (since December 1994); Consultant to
                                                         GSAM (since December 1994); Director, Chief
                                                         Operating Officer and Vice President of
                                                         Goldman Sachs Funds Management L.P. (from
                                                         November 1993 - November 1994); Chairman and
                                                         Director, Goldman Sachs Asset Management -
                                                         Japan Limited (November 1993 - November
                                                         1994); Director, Goldman Sachs Asset
                                                         Management International (November 1993 -
                                                         November 1994); and General Partner, Goldman
                                                         Sachs & Co. Investment Banking Division
                                                         (December 1986 - November 1994).

Jackson W. Smart, Jr., 69         Trustee                Trustee-Goldman Sachs Variable Insurance
One Northfield Plaza, Suite 218                          Trust (registered investment company) (since
Northfield, IL  60093                                    October 1997); Chairman, Executive Committee
                                                         and Director, First Commonwealth, Inc. (a
                                                         managed dental care company) (since January
                                                         1996); Chairman and Chief Executive Officer,
                                                         MSP Communications Inc. (a company engaged
                                                         in radio broadcasting) (October 1988 -
                                                         December 1997); Director, Federal Express
                                                         Corporation (NYSE) (since 1976); and
                                                         Director, Evanston Hospital Corporation
                                                         (since 1980).

William H. Springer, 70           Trustee                Trustee-Goldman Sachs Variable Insurance
701 Morningside Drive                                    Trust (registered investment company) (since
Lake Forest, IL  60045                                   October 1997); Director, The Walgreen Co. (a
                                                         retail drug store business) (since April
                                                         1988); Director of Baker, Fentress & Co. (a
                                                         closed-end, non-diversified management
                                                         investment company) (April 1992 - present);
                                                         and Chairman and Trustee, Northern
                                                         Institutional Funds (since April 1984).

Name, Age                         Positions              Principal Occupation(s)
and Address                       With Trust               During Past 5 Years
-----------                       ----------             ---------------------
Richard P. Strubel, 60            Trustee                Trustee-Goldman Sachs Variable Insurance
500 Lake Cook Road                                       Trust (registered investment company) (since
Suite 150                                                October 1997); President and COO, UNext.com
Deerfield, IL  60015                                     (since 1999) (provider of educational
                                                         services via the internet); Director, Gildan
                                                         Activewear Inc. (since February 1999);
                                                         Director of Kaynar Technologies Inc. (since
                                                         March 1997); Managing Director, Tandem
                                                         Partners, Inc. (since 1990); President and
                                                         Chief Executive Officer, Microdot, Inc. (a
                                                         diversified manufacturer of fastening
                                                         systems and connectors) (January 1984 -
                                                         October 1994); and Trustee, Northern
                                                         Institutional Funds (since December 1982).

*Nancy L. Mucker, 50              Vice President         Vice President-Goldman Sachs Variable
4900 Sears Tower                                         Insurance Trust (registered investment
Chicago, IL  60606                                       company) (since 1997); Vice President,
                                                         Goldman Sachs (since April 1985).

*John M. Perlowski, 35            Treasurer              Treasurer-Goldman Sachs Variable Insurance
32 Old Slip                                              Trust (registered investment company) (since
New York, NY  10005                                      1997); Vice President, Goldman Sachs (since
                                                         July 1995); and Banking Director, Investors
                                                         Bank and Trust (November 1993 - July 1995).

*James A. Fitzpatrick, 39         Vice President         Vice President-Goldman Sachs Variable
4900 Sears Tower                                         Insurance Trust (registered investment
Chicago, IL  60606                                       company) (since October 1997); Vice
                                                         President, Goldman Sachs (since 1998) and
                                                         Managing Director (since October 1999); Vice
                                                         President of GSAM (since April 1997); and
                                                         Vice President and General Manager, First
                                                         Data Corporation - Investor Services Group
                                                         (1994 to 1997).

Name, Age                         Positions              Principal Occupation(s)
and Address                       With Trust               During Past 5 Years
-----------                       ----------             ---------------------
*Jesse Cole, 36                   Vice President         Vice President-Goldman Sachs Variable
4900 Sears Tower                                         Insurance Trust (registered investment
Chicago, IL  60606                                       company) (since 1998); Vice President, GSAM
                                                         (since June 1998); Vice President, AIM
                                                         Management Group, Inc. (investment adviser)
                                                         (April 1996-June 1998); and Assistant Vice
                                                         President, The Northern Trust Company (June
                                                         1987-April 1996).

*Philip V. Giuca , Jr., 37        Assistant Treasurer    Assistant Treasurer-Goldman Sachs Variable
32 Old Slip                                              Insurance Trust (registered investment
New York, NY  10005                                      company) (since 1997); and Vice President,
                                                         Goldman Sachs (May 1992-Present).

*Michael J. Richman, 39           Secretary              Secretary-Goldman Sachs Variable Insurance
85 Broad Street                                          Trust (registered investment company) (since
New York, NY  10004                                      1997); General Counsel of the Funds Group of
                                                         GSAM (since December 1997); Associate
                                                         General Counsel of GSAM (February 1994 -
                                                         December 1997); Counsel to the Funds Group,
                                                         GSAM (June 1992 - December 1997); Associate
                                                         General Counsel, Goldman Sachs (since
                                                         December 1998); Vice President of Goldman
                                                         Sachs (since June 1992); and Assistant
                                                         General Counsel of Goldman Sachs (June 1992
                                                         to December 1998).

*Howard B. Surloff, 34            Assistant Secretary    Assistant Secretary-Goldman Sachs Variable
85 Broad Street                                          Insurance Trust (registered investment
New York, NY  10004                                      company) (since 1997); Assistant General
                                                         Counsel, GSAM and Associate General Counsel
                                                         to the Funds Group (since December 1997);
                                                         Assistant General Counsel and Vice
                                                         President, Goldman Sachs (since November
                                                         1993 and May 1994, respectively); Counsel to
                                                         the Funds Group, GSAM (November 1993 -
                                                         December 1997); and Associate of Shereff,
                                                         Friedman, Hoffman & Goodman (October 1990 to
                                                         November 1993).

Name, Age                         Positions              Principal Occupation(s)
and Address                       With Trust               During Past 5 Years
-----------                       ----------             ---------------------
*Valerie A. Zondorak, 34          Assistant Secretary    Assistant Secretary-Goldman Sachs Variable
85 Broad Street                                          Insurance Trust (registered investment
New York, NY  10004                                      company) (since 1997); Assistant General
                                                         Counsel, GSAM and Assistant General Counsel
                                                         to the Funds Group (since December 1997);
                                                         Vice President and Counsel, Goldman Sachs
                                                         (since March 1997); Counsel to the Funds
                                                         Group, GSAM (March 1997 - December 1997);
                                                         and Associate of Shereff, Friedman, Hoffman
                                                         & Goodman (September 1990 to February 1997).

*Deborah A. Farrell, 28           Assistant Secretary    Assistant Secretary-Goldman Sachs Variable
85 Broad Street                                          Insurance Trust (registered investment
New York, NY  10004                                      company) (since 1997); Legal Products
                                                         Analyst, Goldman Sachs (since December
                                                         1998); Legal Assistant, Goldman Sachs
                                                         (January 1996 - December 1998); Assistant
                                                         Secretary to the Funds Group (1996 to
                                                         present); Executive Secretary, Goldman Sachs
                                                         (January 1994 - January 1996); and Legal
                                                         Secretary, Cleary, Gottlieb, Steen and
                                                         Hamilton (September 1990 - January 1994).

*Kaysie P. Uniacke, 38            Assistant Secretary    Assistant Secretary-Goldman Sachs Variable
32 Old Slip                                              Insurance Trust (registered investment
New York, NY  10005                                      company) (since 1997); Managing Director,
                                                         GSAM (since 1997); Vice President and Senior
                                                         Portfolio Manager, GSAM (1988 to 1997).

Name, Age                         Positions              Principal Occupation(s)
and Address                       With Trust               During Past 5 Years
-----------                       ----------             ---------------------
*Elizabeth D. Anderson, 30        Assistant Secretary    Assistant Secretary -Goldman Sachs Variable
32 Old Slip                                              Insurance Trust (registered investment
New York, NY  10005                                      company) (since 1997); Portfolio Manager,
                                                         GSAM (since April 1996); Junior Portfolio
                                                         Manager, GSAM (1995 - April 1996); Funds
                                                         Trading Assistant, GSAM (1993 - 1995); and
                                                         Compliance Analyst, Prudential Insurance
                                                         (1991 - 1993).

*Amy E. Belanger, 30              Assistant Secretary    Assistant Secretary - Goldman Sachs Variable
85 Broad Street                                          Insurance Trust (registered investment
New York, NY  10004                                      company) (since 1999); Vice President,
                                                         Goldman Sachs (since June 1999) Counsel,
                                                         Goldman Sachs (since 1998); and Associate,
                                                         Dechert Price & Rhoads (September
                                                         1996-1998).

                  The Trustees and officers of the Trust hold comparable positions with certain other investment companies of which Goldman Sachs, GSAM or GSFM is the investment adviser, administrator and/or distributor. As of February 15, 2000, the Trustees and officers as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

         The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended October 31, 1999:

                                                                        Total Compensation
                                                                            From Goldman
                                                    Pension or          Sachs Trust and the
                             Aggregate              Retirement          Goldman Sachs Funds
                            Compensation        Benefits Accrued as           Complex
                              from the            Part of Trust's          (including the
                              Funds/2/                Expenses                Funds)/3/
                              --------                --------                ---------
Name of Trustees
Ashok N. Bakhru/1/            $14,748                   $ 0                   $136,000
David B. Ford                    0                        0                      0
Douglas C. Grip                  0                        0                      0
John P. McNulty                  0                        0                      0
Mary P. McPherson              11,029                     0                   101,000
Alan A. Shuch                    0                        0                      0
Jackson W. Smart               11,971                     0                   101,000
William H. Springer            11,971                     0                   101,000
Richard P. Strubel             11,971                     0                   101,000

-------------------------

1    Includes compensation as Chairman of the Board of Trustees.

2 Reflects amount paid by Goldman Sachs Trust during fiscal year ended October 31, 1999.

3 The Goldman Sachs Funds complex consists of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. Goldman Sachs Trust consisted of 50 mutual funds, including 8 fixed-income funds, on October 31, 1999. Goldman Sachs Variable Insurance Trust consisted of 16 mutual funds on October 31,
     1999.

         Class A Shares of the Fund may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any trustee or officer of the Trust and designated family members of any of the above individuals. The sales load waivers are due to the nature of the investors and the reduced sales effort that is needed to obtain such investments.

                              Investment Advisers
                              -------------------

         As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM. GSAM, 32 Old Slip, New York, New York 10005, a unit of the Investment Management Division of Goldman Sachs, serves as the Investment Adviser to Short Duration Tax-Free Fund, Government Income Fund, Municipal Income Fund, Core Fixed Income Fund, High Yield Municipal Fund and High Yield Fund pursuant to a Management Agreement. GSFM, 32 Old Slip, New York, New York 10005, serves as the Investment Adviser to Adjustable Rate Government Fund and Short Duration Government Fund pursuant to a Management Agreement. GSFM, a Delaware limited partnership, is an affiliate of Goldman Sachs. GSAMI, 133 Peterborough Court, London EC4A 2BB, England, serves as Investment Adviser to Global Income Fund pursuant to a Management Agreement. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business. GSAMI is also an affiliate of

Goldman Sachs. See "Service Providers" in the Funds' Prospectuses for a description of the applicable Investment Adviser's duties as Investment Adviser.

         The Goldman Sachs Group, L.P., which controlled the Investment Advisers, merged into The Goldman Sachs Group, Inc. as a result of an initial public offering.

         Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs also is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

         The Investment Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research Department covers approximately 2,200 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Investment Advisers. The Investment Advisers manage money for some of the world's largest institutional investors.

         For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs' options evaluation model analyzes each security's term, coupon and call option, providing an overall analysis of the security's value relative to its interest risk.

         In planning the Tax Exempt Funds' strategies, the portfolio managers also evaluate and monitor individual issues by using analytical techniques that have traditionally been applied to corporate bonds and Mortgage-Backed Securities. In particular, the Investment Adviser's embedded option valuation model provides a picture of an individual security's relative value and the portfolio's overall interest rate risk. By constantly reviewing the positions of securities within the portfolio, the Investment Adviser looks for opportunities to enhance the Tax Exempt Funds' yields by fine-tuning the portfolio, using quantitative tools designed for municipal portfolio management. The Investment Adviser, which managed approximately $5.97 billion in tax-free securities as of December 31, 1999, has assembled an experienced team of professionals for selection of the Tax Exempt Funds' portfolio securities.

         In structuring Adjustable Rate Government Fund's and Short Duration Government Fund's respective securities portfolio, the Investment Adviser will review the existing overall economic and mortgage market trends. The Investment Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Investment Adviser will then apply this analysis to a list of eligible securities that meet the respective Fund's investment guidelines. With respect to Adjustable Rate Government Fund, this analysis is used to plan a two-part portfolio, which will consist of a core portfolio of ARMs and a "relative value" portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating-rate tranches and interest only SMBS).

         With respect to Adjustable Rate Government Fund, Short Duration Government Fund, Government Income Fund, Core Fixed Income Fund and High Yield Fund, the applicable Investment Adviser expects to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. Government, Mortgage-Backed Securities and other securities and to employ this technology periodically to re-evaluate the Funds' investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the Investment Adviser uses a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the applicable Investment Adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the Investment Adviser considers it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the Investment Adviser will first evaluate the absolute level of a security's OAS, considering its liquidity and its interest rate, volatility and prepayment sensitivity. The Investment Adviser will then analyze its value relative to alternative investments and to its own investments. The Investment Adviser will also measure a security's interest rate risk by computing an option adjusted duration (OAD). The Investment Adviser believes a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Investment Adviser also evaluates returns for different mortgage market sectors and evaluates the credit risk of individual securities. This sophisticated technical analysis allows the Investment Adviser to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Fund's duration targets and cash flow pattern requirements.

         Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Investment Adviser also expects to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

         The Investment Adviser will use OAS analytics to choose what they believe is an appropriate portfolio of investments for Adjustable Rate Government Fund, Short Duration Government Fund, Government Income Fund and Core Fixed Income Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the Investment Adviser will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

         The Investment Adviser also expects to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Funds. The Investment Adviser will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

         Goldman Sachs has agreed to provide the Investment Adviser, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Investment Advisers with respect to a Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

         The fixed-income research capabilities of Goldman Sachs available to the Investment Advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed-income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

         In addition to fixed-income research and credit research, the Investment Adviser, in managing Global Income Fund, is supported by Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Extel, Institutional Investor and Reuters. These rankings acknowledge the achievements of the firm's economists, strategists and equity analysts.

         In allocating assets in Global Income Fund's portfolio among currencies, the Investment Adviser will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Investment Adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.

         The Management Agreements provide that GSAM, GSFM and GSAMI, in their capacity as Investment Advisers may each render similar services to others so long as the services under the Management Agreements are not impaired thereby. The Management Agreements were most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreements or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 27, 1999 except with respect to the High Yield Municipal Fund for which the Management Agreement was so approved on February 3, 2000. The applicable Fund's Management Agreement was approved by the shareholders of Adjustable Rate Government Fund on October 30, 1991, the shareholders of Short Duration Government Fund on March 27, 1989, the sole initial shareholder of Short Duration Tax-Free Fund on September 25, 1992, the sole initial shareholder of Core Fixed Income Fund on October 29, 1993, the sole initial shareholder of High Yield Municipal Fund on March 1, 2000 and the shareholders of each other Fund on April 21, 1997. Each Management Agreement will remain in effect until June 30, 2000 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust; cast in person at a meeting called for the purpose of voting on such approval.

         Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund on 60 days' written notice to the applicable Investment Adviser or by the Investment Adviser on 60 days' written notice to the Trust.

         Pursuant to the Management Agreements, the Investment Advisers are entitled to receive the fees set forth below, payable monthly based on such Fund's average daily net assets. In addition, as of the date of this Additional Statement the Investment Advisers are voluntarily limiting their management fees for certain Funds to the annual rates also listed below:


                                        Management Fee    Management Fee without
                 Fund                  with Limitations        Limitations
                 ----                  ----------------        -----------

GSAM
   Short Duration Tax-Free                   .35%                 .40%
   Government Income                         .54%                 .65%
   Municipal Income                          .50%                 .55%
   Core Fixed Income                         .40%                 .40%
   High Yield Municipal                      .55%                 .55%
   High Yield                                .70%                 .70%

GSFM
   Adjustable Rate Government                .40%                 .40%
   Short Duration Government                 .50%                 .50%

GSAMI
   Global Income                             .65%                 .90%

     With respect to Government Income, Municipal Income and Global Income Funds, a Management Agreement combining both advisory and administration services (and subadvisory services in the case of Global Income Fund) was adopted effective April 30, 1997. The Management Agreements for the other Funds previously combined such services. The contractual rate set forth in the table is the rate payable under the Management Agreements (and, in the case of Government Income, Municipal Income and Global Income Funds, is identical to the aggregate advisory, subadvisory and administration fee rate payable by such Funds under the previously separate investment advisory, subadvisory and administration agreements).

     For the fiscal years ended October 31, 1999, 1998, and 1997, the amounts of the investment advisory and administration fees incurred by each Fund then in existence were as follows:


Fund                                       1999            1998           1997
----                                       ----            ----           ----

Adjustable Rate Government           $1,591,935      $1,980,544     $2,293,118
Short Duration Government(1)          1,142,521         765,667        422,632
Short Duration Tax-Free(2)              332,347         186,598        144,157
Government Income(3)(4)                 648,124         595,582        134,628
Municipal Income(3)(5)                  588,153         463,144        320,868
Core Fixed Income                     1,175,776         750,536        334,580
Global Income(3)(6)                   3,346,419       1,752,130      1,415,050
High Yield Municipal(7)                     N/A             N/A            N/A
High Yield(8)                         5,170,565       3,005,936        407,474
-------------------------

(1) Had expense limitations not been in effect, Short Duration Government Fund would have paid advisory fees of $807,888 and $528,290 respectively, for the years ended October 31, 1998 and October 31, 1997.

(2) Had expense limitations not been in effect, the Short Duration Tax-Free Fund would have paid advisory fees of $379,825 and $189,646, respectively, for the years ended October 31, 1999 and October 31, 1998.

(3) Reflects combined fees under separate investment advisory and administration agreements which were combined in a Management Agreement effective April 30, 1997.

(4) Had expense limitations not been in effect, Government Income Fund would have paid advisory fees of $780,149, $747,673 and $350,034 respectively, for the years ended October 31, 1999, October 31, 1998 and October 31, 1997.

(5) Had expense limitations not been in effect, the Municipal Income Fund would have paid advisory fees of $646,968 and $467,578, respectively, for the years ended October 31, 1999 and October 31, 1998.

(6) For the periods ended October 31, 1998 and October 31, 1997, Global Income Fund paid GSAMI subadvisory fees of $0. If expense limitations had not been in effect, Global Income Fund would have paid advisory fees of $4,633,504, $2,613,060 and $2,158,925, respectively, for the years ended October 31, 1999, October 31, 1998 and October 31, 1997.

(7) As of October 31, 1999, High Yield Municipal Fund had not commenced operations.

(8) High Yield Fund commenced operations on August 1, 1997. Had expense limitations not been in effect, High Yield Fund would have paid $3,075,443 and $438,819 for the year ended October 31, 1998 and the period ended October 31, 1997, respectively.

     Each Investment Adviser performs administrative services for the applicable Funds under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (a) providing supervision of all aspects of the Funds' non-investment operations (other than certain operations performed by others pursuant to agreements with the Funds);
(b) providing the Funds, to the extent not provided pursuant to the agreement with the Trust's custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds; (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds' expense, of each Fund's tax returns, reports to shareholders, periodic updating of the Funds' prospectuses and statements of additional information, and reports filed with the SEC and other regulatory authorities; (d) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services; and (e) maintaining all of the Funds' records other than those maintained pursuant to such agreements.

     Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed
     -------------------------------------------------------------------------
by Goldman Sachs. The involvement of the Investment Adviser and Goldman Sachs
----------------
and their affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Investment Advisers and their advisory affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Investment

Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Investment Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Advisers, and/or their affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Investment Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Investment Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Investment Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Investment Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Funds in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

     In addition, certain principals and certain employees of the Investment Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     The Investment Advisers may enter into transactions and invest in instruments and, in the case of Core Fixed Income, Global Income and High Yield Funds, currencies on behalf of the applicable Funds in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Funds, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities currencies or instruments of which may be those in which the Funds invest or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

     It is possible that a Fund's holding will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in and underwriting or other distribution of securities of an entity, the Funds' investment advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

Distributor and Transfer Agent
------------------------------

     Goldman Sachs, 85 Broad Street, New York, New York 10004 serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Funds' Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs has entered into sales agreements with certain investment dealers and other financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A, Class B and Class C Shares of each of the Funds that offer such classes of shares. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares, of such Fund shares. No Class C Shares were outstanding during the fiscal year ended 1996. Goldman Sachs retained approximately the following combined commissions on sales of Class A, B and C Shares during the following periods:

                                            1999         1998          1997
                                            ----         ----          ----

Adjustable Rate Government(1)            $11,000      $28,000      $156,000
Short Duration Government(2)              38,000      157,000        63,000
Short Duration Tax-Free(2)                39,000       55,000         6,000
Government Income(3)                     111,000      212,000       193,000
Municipal Income(3)                       48,000      126,000        57,000
Core Fixed Income(2)                      59,000       82,000        14,000
Global Income(3)                         233,000      133,000       176,000
High Yield Municipal(4)                      N/A          N/A           N/A
High Yield(2)                          1,151,000    1,419,000     3,194,000
---------------------

(1)  Adjustable Rate Government Fund does not offer Class B and C Shares.

(2) Prior to May 1, 1997, May 1, 1997 and August 15, 1997, Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds did not offer Class A and B and C Shares, respectively. High Yield Fund commenced operations on August 1, 1997 with the exception of Class C Shares which commenced August 15, 1997.

(3) Prior to May 1, 1996 and August 15, 1997, Government Income, Municipal Income and Global Income Funds did not offer Class B and Class C Shares, respectively.

(4) As of October 31, 1999, High Yield Municipal Fund had not commenced operations.

     Goldman Sachs, 4900 Sears Tower, Chicago, IL 60606 serves as the Trust's transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to (i) record the issuance, transfer and redemption of shares; (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements; (iii) provide certain information to the Trust's custodian and the relevant subcustodian in connection with redemptions; (iv) provide dividend crediting and certain disbursing agent services; (v) maintain shareholder accounts; (vi) provide certain state Blue Sky and other information;
(vii) provide shareholders and certain regulatory authorities with tax-related information; (viii) respond to shareholder inquiries; and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annual basis, to 0.04% of average daily net assets with respect to each Fund's Institutional and Service Shares and 0.19% of average daily net assets with respect to each Fund's Class A, Class B and Class C Shares.

     As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended October 31, 1999, 1998, and 1997 from each Fund then in existence as follows under the fee schedules then in effect:


Fund                                    1999         1998          1997
----                                    ----         ----          ----

Adjustable Rate Government          $209,559     $229,368      $272,449
Short Duration Government            189,585      191,462        77,989
Short Duration Tax-Free               77,953      129,376        61,185
Government Income Fund               221,189      189,925       163,181
Municipal Income                     205,929      176,709       152,152
Core Fixed Income                    232,250      211,200        85,882
Global Income                        615,432      378,171       106,886
High Yield Municipal(1)                  N/A          N/A           N/A
High Yield Fund(2)                 1,114,821      298,491        27,280
------------------------

(1) As of October 31, 1999, High Yield Municipal Fund had not commenced operations.
(2)  High Yield Fund commenced operations on August 1, 1997.

     The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Funds are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.

Expenses
--------

     The Trust, on behalf of each Fund, is responsible for the payment of each Fund's respective expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, service fees paid to Service Organizations, the fees and expenses of the Trust's custodian and subcustodians, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs, or its affiliates, with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its distribution and service plans, any compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution and service, or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

     The imposition of the Investment Advisers' fee, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Advisers may waive receipt of fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

     As of the date of this Additional Statement, the Investment Advisers have agreed to reduce or limit certain "Other Expenses" (excluding management fees, service shares fees, distribution and service fees, transfer agency fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed to the following percentage of each Fund's average daily net assets:

Fund
----

Adjustable Rate Government                                      0.05%
Short Duration Government                                       0.00%
Short Duration Tax-Free                                         0.00%
Government Income                                               0.00%
Municipal Income                                                0.00%
Core Fixed Income                                               0.10%
Global Income                                                   0.00%
High Yield Municipal                                            0.00%
High Yield                                                      0.02%

     Such reductions or limits are calculated monthly on a cumulative basis. The Investment Advisers may modify or discontinue such expense limitations or the limitations on the management fees, described above under "Management -- Investment Advisers," in the future at their discretion. For the fiscal years ended October 31, 1999, October 31, 1998, and October 31, 1997, "Other Expenses" of each Fund were reduced by the Investment Advisers in the following amounts under fee expense limitations that were then in effect:

Fund                                           1999         1998          1997
----                                           ----         ----          ----

Adjustable Rate Government                 $154,703      $22,059      $191,739
Short Duration Government                   304,768      460,255       285,329
Short Duration Tax-Free                     209,640      377,665       282,291
Government Income                           284,651      472,433       364,989
Municipal Income                            179,233      447,257       299,884
Core Fixed Income                           103,492      485,499       311,343
Global Income                               662,453      325,544       223,969
High Yield Municipal(1)                         N/A          N/A           N/A
High Yield Fund(2)                          410,832       92,497       200,097
----------------------

(1) As of October 31, 1999, High Yield Municipal Fund had not commenced operations.
(2)  High Yield Fund commenced operations on August 1, 1997.


     Fees and expenses of legal counsel, registering shares of each Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the costs incurred by the Investment Advisers in performing certain accounting services not being provided by the Trust's custodian.

Custodian and Sub-Custodians
----------------------------

     State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, North Quincy, Massachusetts 02110, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

Independent Public Accountants
------------------------------

     For the fiscal year ended October 31, 1999, Arthur Andersen LLP, former independent public accountants, 225 Franklin Place, Boston, Massachusetts 02110, served as auditors of the Funds. Ernst & Young LLP, independent public accountants, 787 Seventh Avenue, New York, New York 10019, have been selected as auditors of the Funds of the Trust for the fiscal year ending October 31, 2000. In addition to audit services, Ernst & Young LLP prepares the Funds' federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

                             PORTFOLIO TRANSACTIONS

     The portfolio transactions for the Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities in which Core Fixed Income, Global Income and High Yield Funds may invest are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreement provides that the Investment Advisers shall attempt to obtain the most favorable execution and net price available. The Management Agreement provides that, on occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Investment Advisers or an affiliate act as Investment Adviser), a Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the applicable Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for a Fund. The Management Agreement permits each Investment Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to the Fund. Brokerage and research services furnished by firms through which the Funds effect their securities transactions may be used by the Investment Adviser in servicing other accounts and not all of these services may be used by the Investment Advisers in connection with the specific Fund generating the brokerage credits. Such research or other services may include research reports on companies, industries, and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. The fees received under the Management Agreement are not reduced by reason of the Investment Adviser receiving such brokerage and research services.

     Such services are used by the Investment Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions of a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund, and the services furnished by such brokers may be used by the Investment Adviser in providing management services for the Trust.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of a Fund as well as shares of other investment companies or accounts managed by the Investment Adviser. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

     Subject to the above considerations, the Investment Adviser may use Goldman Sachs as a broker for a Fund. In order for Goldman Sachs to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar instruments being purchased or sold on an exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

For the fiscal year ended October 31, 1999, the Funds then in existence paid approximate brokerage commissions as follows:


                                                                                                         Brokerage
                                                                                                        Commissions
                                               Total        Total Brokerage                               Paid to
                                             Brokerage     Commissions Paid         Total Amount of       Brokers
                                            Commissions       to Affiliated    Transaction on which      Providing
                                               Paid                 Persons       Commissions Paid3      Research

Fiscal Year Ended October 31,
1999
Adjustable Rate Government Fund              $51,000         $51,000(100%)1     $751,000,000(100%)2         N/A
Short Duration Government Fund                44,000          44,000(100%)1      597,000,000(100%)2         N/A
Short Duration Tax-Free Fund                      -                     -                       -            -
Government Income Fund                        14,000          14,000(100%)1       16,000,000(100%)2         N/A
Municipal Income Fund                          1,000           1,000(100%)1       13,000,000(100%)2         N/A
Core Fixed Income Fund                        39,000          39,000(100%)1      364,000,000(100%)2         N/A
Global Income Fund                            19,000          19,000(100%)1      400,000,000(100%)2         N/A
High Yield Municipal Fund4                       N/A                    N/A                     N/A         N/A
High Yield Fund                                   -                     -                       -            -

-------------------------------

1    Percentage of total commissions paid.

2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.

3    Refers to Market Value of Futures Contracts.

4 As of October 31, 1999, High Yield Municipal Fund had not commenced operations.

For the fiscal year ended October 31, 1998 the Funds then in existence paid approximate brokerage commissions as follows:

                                                                                                         Brokerage
                                                                                                        Commissions
                                               Total        Total Brokerage                               Paid to
                                             Brokerage     Commissions Paid         Total Amount of       Brokers
                                            Commissions       to Affiliated    Transaction on which      Providing
                                               Paid                 Persons       Commissions Paid3      Research

Fiscal Year Ended October 31, 1998
Adjustable Rate Government Fund              $54,000        $54,000 (100%)1    $1,510,000,000 (100%)2       N/A
Short Duration Government Fund                26,000         26,000 (100%)1       662,000,000 (100%)2       N/A
Short Duration Tax-Free Fund                   1,000          1,000 (100%)1        16,000,000 (100%)2       N/A
Government Income Fund                         8,000          8,000 (100%)1       171,000,000 (100%)2       N/A
Municipal Income Fund                          3,000          3,000 (100%)1        62,000,000 (100%)2       N/A
Core Fixed Income Fund                         9,000          9,000 (100%)1       193,000,000 (100%)2       N/A
Global Income Fund                             8,000          8,000 (100%)1       128,000,000 (100%)2       N/A
High Yield Municipal Fund4                       N/A                    N/A                       N/A       N/A
High Yield Fund                                    -                      -                         -         -

-------------------------------
1    Percentage of total commissions paid.
2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3    Refers to Market Value of Futures Contracts.

4 As of October 31, 1998, High Yield Municipal Fund had not commenced operations.

For the fiscal year ended October 31, 1997, the Funds then in existence paid approximate brokerage commissions as follows:

                                                                                                        Brokerage
                                                                                                       Commissions
                                               Total        Total Brokerage                              Paid to
                                             Brokerage     Commissions Paid      Total Amount of         Brokers
                                            Commissions      to Affiliated    Transaction on which      Providing
                                               Paid             Persons         Commissions Paid3       Research
Fiscal Year Ended October 31, 1997
Adjustable Rate Government Fund               $61,000        $61,000(100%)1     $739,605,010(100%)2         N/A
Short Duration Government Fund                 19,000         19,000(100%)1      494,733,847(100%)2         N/A
Short Duration Tax-Free Fund                        0                     0                       0          0
Government Income Fund                          2,400          2,400(100%)1       26,765,840(100%)2         N/A
Municipal Income Fund                           1,800          1,800(100%)1       33,112,625(100%)2         N/A
Core Fixed Income Fund                          3,000          3,000(100%)1        8,429,994(100%)2         N/A
High Yield Municipal Fund4                        N/A                   N/A                     N/A         N/A
Global Income Fund                                  -                     -                       -          -
High Yield Fund                                     -                     -                       -          -

------------------------------

1    Percentage of total commissions paid.
2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3    Refers to Market Value of Futures Contracts.

4 As of October 31, 1997, High Yield Municipal Fund had not commenced operations.



     During the fiscal year ended October 31, 1999, the Funds acquired and sold securities of their regular broker-dealers: NationsBank Corp., ABN/AMRO Inc., Salomon Smith Barney Holdings, Donaldson, Lufkin & Jenrette, Bear Stearns & Co., Deutsche Bank, J.P. Morgan & Co., Morgan Stanley Dean Witter and Co., Credit Suisse First Boston, and Lehman Brothers Holdings.

     At October 31, 1999, Short Duration Tax-Free Fund and Municipal Income Fund held no securities of their regular broker-dealers. As of the same date, Short Duration Government Fund, Global Income Fund, Adjustable Rate Government Fund, Government Income Fund, Core Fixed Income Fund and High Yield Fund held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands): Short Duration Government Fund: ABN/AMRO Inc. ($1,688) and Bear Stearns & Co. ($804); Global Income Fund: Lehman Brothers Holdings ($4,571) and Deutsche Bank ($5,890); Adjustable Rate Government Fund: ABN/AMRO Inc. ($3,286) and Bear Stearns & Co. ($1,565); Government Income Fund: ABN/AMRO Inc. ($2,784) and Bear Stearns & Co. ($,1,326); Core Fixed Income Fund: ABN/AMRO Inc. ($8,925), Bear Stearns & Co. ($4,250), Credit Suisse First Boston ($3,087), and J.P. Morgan & Co. ($2,983); and High Yield Fund: ABN/AMRO Inc. ($3,197) and Bear Stearns & Co.
($1,522).

                               SHARES OF THE TRUST

     Each Fund is a series of Goldman Sachs Trust, a Delaware business trust established by an Agreement and Declaration of Trust dated January 28, 1997. The Funds were previously series of Goldman Sachs Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997.

     The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. As of the date of this Additional Statement, the Trustees have authorized: (i) the issuance of five classes of shares of Short Duration Government Fund, Short Duration Tax-Free Fund, Government Income Fund, Municipal Income Fund, Core Fixed Income Fund, Global Income Fund, High Yield Municipal Fund and High Yield Fund: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares; and
(ii) the issuance of three classes of shares of Adjustable Rate Government Fund:
Institutional Shares, Service Shares and Class A Shares. Additional series may be added in the future. As of October 31, 1999, no Class B or C Shares of the Adjustable Rate Government Fund were outstanding.

     Each Institutional Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under the Service Plan are borne exclusively by Service Shares, fees under Distribution and Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees are borne at different rates by Class A, Class B or Class C Shares than Institutional and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the IRS. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another series. See "Shareholder Guide" in the Prospectus.

     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.

     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributed to Service Shares.

     Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. ("NASD") and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Funds bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

     Class B and Class C Shares of the Funds are sold subject to a contingent deferred sales charge through brokers and dealers who are members of the NASD and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B and Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributed to Class B and Class C Shares. Class A (Global Income Fund only), Class B and Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributed to such Shares.

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A, Class B and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective account administration, service and distribution and service fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

     Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued, shares are fully paid and non-assessable. In the event of liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights.

     In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

     As of February 15, 2000, the following entities owned of record 5% or more of the outstanding shares of the following Funds: Adjustable Rate Government Fund (Institutional Class) - Goldman, Sachs & Co., FBO Account #021021365, c/o Mutual Fund Ops, 85 Broad Street, New York, NY 10004 (18%); State Treasurer Mtp, 941 O Street, Suite 500, Lincoln, NE 68508 (13%); Regents of the University of Minnesota, 100 Church Street SE, Room 311A, Minneapolis, MN 55455 (10%); and Goldman, Sachs & Co., FBO Account #030143572, c/o Mutual Fund Ops, 85 Broad Street, New York, NY 10004 (9%); Short Duration Government Fund (Institutional Class) - Goldman Sachs Employee Trust, c/o State Street Bank & Trust, attn:
Goldman Trust, 1 Enterprise Drive, N. Quincy, MA 02171 (21%); and GS Trust - Balanced Strategy, Short Duration Fund, P.O. Box 1713, Boston, MA 02105 (15%); Short Duration Tax-Free Fund (Institutional Class) - Goldman, Sachs & Co., FBO Account #021015243, c/o Mutual Fund Ops, 85 Broad Street, New York, NY 10004 (19%); Goldman, Sachs & Co., FBO Account #038856605, c/o Mutual Fund Ops, 85 Broad Street, New York, NY 10004 (6%); Goldman, Sachs & Co., FBO Account #038106902,
c/o Mutual Fund Ops, 85 Broad Street, New York, NY 10004 (7%); and Goldman Sachs & Co., FBO Account #021021357, c/o Mutual Fund Ops, 85 Broad Street, New York, NY 10004 (6%); Core Fixed Income Fund (Institutional Class) - GS Trust Growth & Income Strategy, Omnibus A/C - Core Fixed Income, P.O. Box 1713, Boston, MA 02105 (15%); Vinson and Elkins Lawyers, Retirement Plan, Texas Commerce Bank, RIMS-10 TCT-315, P.O. Box 2558, Houston, TX 77252 (10%); C-PO2-EB Employee Benefits, Methodist Medical Center of Illinois, NC Illinois Trust Company, 301 SW Adams Street, P.O. Box 749, Peoria, IL 61652 (7%) and Goldman Sachs & Co., FBO Account #021017553, c/o Mutual Fund Ops, 85 Broad Street, New York, NY 10004 (5%); Global Income Fund (Institutional Class) - Goldman Sachs Growth & Income Strategy, Omnibus A/C - Global Income Fund, P.O. Box 1713, Boston, MA 02105 (16%); Goldman Sachs Growth Strategy, Omnibus A/C - Global Income Fund, P.O. Box 1713, Boston, MA 02105 (6%); and State Street Bank and Trust, GS Profit Sharing Master Trust, P.O. Box 1992, Boston, MA 02105 (9%); Government Income Fund (Class A) - Edward Jones & Co., Attn. Mutual Fund Shareholder, 201 Progress Parkway, Maryland Heights, MO 63043 (9%); and Chase Manhattan Bank Ttee U/A 9-1-99, Fringe Benefits Mgt. Co., 4 New York Plz., Floor 2, New York, NY 10004 (6%); and Municipal Income Fund (Class A ) - Edward Jones & Co., Attn: Mutual Fund Shareholder, 201 Progress Pkwy., Maryland Heights, MO 63043 (31%).

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office; or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to any other series or class.

Shareholder and Trustee Liability
---------------------------------

     Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

     In addition to the requirement under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                 NET ASSET VALUE

     Under the Act, the Trustees of the Trust are responsible for determining in good faith the fair value of securities of the Funds. In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) on each Business Day. The term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

     For the purpose of calculating the net asset value of the Funds, investments are valued under valuation procedures established by the Trustees. Portfolio securities, for which accurate market quotations are readily available, other than money market instruments, are valued via electronic feeds to the custodian bank containing dealer-supplied bid quotations or bid quotations from a recognized pricing service. Securities for which a pricing service either does not supply a quotation or supplies a quotation that is believed by the Investment Adviser to be in accurate, will be valued based on bid-side broker quotations. Securities for which the custodian bank is unable to obtain an external price as provided above or with respect to which the Investment Adviser believes an external price does not reflect accurate market values, will be valued by the Investment Adviser in good faith based on valuation models that take into account spread and daily yield changes on government securities (i.e., matrix pricing). Other Securities are valued as follows: (a) overnight repurchase agreements will be valued at cost; (b) term repurchase agreements (i.e., those whose maturity exceeds seven days) and swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least one dealer; (c) debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined to approximate fair value; (d) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters (if quotations are unavailable from a pricing service or, if the quotations by the Investment Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and asked quotations supplied by at least one independent dealers in such contracts); (e) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded if accurate quotations are readily available; and (f) over-the-counter options will be valued by a broker identified by the portfolio manager/trader.

     All other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees.

     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

     Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined net asset value unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

     The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made.

                                    TAXATION

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. This summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

General
-------

     Each Fund is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

     There are certain tax requirements that all Funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) a Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

     Future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to Core Fixed Income, Global Income or High Yield Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities in Core Fixed Income, Global Income or High Yield Fund's portfolio or anticipated to be acquired may not qualify as "directly related" under these tests.

         As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses) and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions ("net tax-exempt interest"). A Fund may retain for investment its "net capital gain" (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, that Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) will be entitled to credit their proportionate shares of the tax paid by that Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income (if any), net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as Core Fixed Income or Global Income Fund and may therefore make it more difficult for Core Fixed Income or Global Income Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, Core Fixed Income Fund and Global Income Fund generally expect to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At October 31, 1999 the Funds had approximately the following amounts of capital loss carry forwards:

                                                                    Years of
                                                   Amount          Expiration
                                                   ------          ----------
Adjustable Rate Government Fund               $50,033,000          2000-2007
Short Duration Government Fund                 17,097,000          2002-2007
Short Duration Tax-Free Fund                    3,843,000          2002-2007
Government Income Fund                          2,397,000             2007
Municipal Income Fund                           2,045,000             2007
Core Fixed Income Fund                          6,931,000             2007
Global Income Fund                              4,047,000             2007
High Yield Fund                                10,760,000          2006-2007

     These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

     For federal income tax purposes, dividends declared by a Fund in October, November or December as of a record date in such a month that are actually paid in January of the following year will be treated as if they were received by shareholders on December 31 of the year declared.

     The Tax Exempt Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Tax Exempt Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Tax Exempt Funds may purchase beneficial interests in Municipal Securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts and other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided.

     The IRS has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax Exempt Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by these Funds, in relation to various regulated investment company tax provisions is unclear. However, the Investment Adviser intends to manage the Tax Exempt Funds' portfolios in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gain and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, that Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by Core Fixed Income Fund, Global Income Fund and High Yield Fund. Under these rules, foreign exchange gain or loss realized by these Funds with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of Core Fixed Income Fund's, Global Income Fund's or High Yield Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his or her shares and, once such basis is exhausted, generally giving rise to capital gains.

     Core Fixed Income, Global Income and High Yield Funds may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Because more than 50% of Global Income Fund's total assets at the close of any taxable year will generally consist of stock or securities of foreign corporations, Global Income Fund will generally qualify to file an election with the IRS pursuant to which shareholders of Global Income Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by Global Income Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Global Income Fund may or may not make this election for any particular taxable year. Core Fixed Income and High Yield Funds will not satisfy the 50% requirement described above and, therefore, will not make this election. Core Fixed Income and High Yield Funds and, if it does not make the election, Global Income Fund will, however, be entitled to deduct such taxes in computing the amounts they are required to distribute.

     If Global Income Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes.

Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by Global Income Fund, although such shareholders will be required to include their shares of such taxes in gross income if Global Income Fund makes the election referred to above.

     If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder as a result of any such election by Global Income Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his or her entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by Global Income Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of Global Income Fund may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that Global Income Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign income taxes paid by Global Income Fund; and (ii) the portion of Fund dividends which represents income from each foreign country.

     If Core Fixed Income, Global Income or High Yield Funds acquire stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations ("passive foreign investment companies") that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Core Fixed Income, Global Income and High Yield Funds may limit and/or manage their holdings in passive foreign investment companies to minimize their tax liability or maximize their return from these investments.

     A Fund's investment in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark-to-market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     Investment in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payment received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

     The federal income tax rules applicable to mortgage dollar rolls and interest rate and currency swaps, floors, caps and collars are unclear in certain respects, and a Fund may also be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

Taxable U.S. Shareholders - Distributions

     Tax Exempt Funds. Each Tax Exempt Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, the applicable Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal Securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing Municipal Securities, each Tax Exempt Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Tax Exempt Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax Exempt Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of a Tax Exempt Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If a Tax Exempt Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal Securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within 60 days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. Exempt-interest dividends a Tax Exempt Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by a Fund, are treated as interest on Municipal Securities and may be distributed by a Tax Exempt Fund as exempt-interest dividends. The recipient of tax-exempt income is required to report such income on his or her federal income tax return. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Tax Exempt Fund is not deductible to the extent attributable to exempt-interest dividends.

     Although all or a substantial portion of the dividends paid by a Tax Exempt Fund may be excluded by shareholders of such Fund from their gross income for federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which (including a Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from a Tax Exempt Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

     The Tax Exempt Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax Exempt Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt. In addition, the Tax Exempt Funds may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders. A shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by a Tax Exempt Fund.

     All Funds. Distributions from investment company taxable income, as defined above, are taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. Taxable distributions include distributions from any Fund, including the Tax-Exempt Funds, that are attributable to (i) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate or currency swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons; or
(ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to a Fund's net capital gain, as defined above, may be designated by the Fund as a "capital gain dividend," taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of a Fund have been held.

     It is expected that distributions made by the Funds will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from a Fund's dividend income that it receives from stock in U.S. domestic corporations. The Funds do not intend to purchase stock of domestic corporations other than in limited instances, including investments in investment companies, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares and may give rise to or increase its liability for federal corporate alternative minimum tax.

     Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first reduce a shareholder's basis in his or her shares and, after the shareholder's basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his or her shares as capital assets.

     Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.

     After the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends, if any, that qualifies as tax-exempt or as capital gain, the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax and the foreign tax credits, if any, associated with such dividends. Shareholders who have not held shares of a Tax-Exempt Fund for such Fund's full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by the Fund during the period of their investment in Fund.

     All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. federal income tax return.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders -- Sale of Shares

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing your tax basis, a shareholder should generally retain its account statements for the period that it held shares). Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term, subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion. All or a portion of a sales charge paid in purchasing Class A shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of that Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. If a shareholder received a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of the sale or redemption, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Also, any losses realized by shareholders who dispose of shares of Short Duration Tax-Free or Municipal Income Funds with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Backup Withholding

     Each Fund will be required to report to the IRS all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number ("TIN") and with certain required certifications or if the IRS or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from Short Duration Tax-Free Fund or Municipal Income Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting the local office of the Social Security Administration or the Internal revenue (IRS). Backup withholding could apply to payments relating to a shareholder's account while it is waiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Non-U.S. Shareholders

     The foregoing discussion relates solely to U.S. federal income tax law as it applies to "U.S. persons" (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. Dividends from investment company taxable income distributed by a Fund to a shareholder who is not a U.S. person will be subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a shareholder who is not a U.S. person will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. withholding tax on deemed income resulting from any election by Global Income Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a shareholder who is not a U.S. person upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from a Fund.

State and Local Taxes

     A Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable
to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                             PERFORMANCE INFORMATION

     Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature.

     Thirty-day yield is derived by dividing net investment income per share earned during the period by the maximum public offering price per share on the last day of such period. Yield is then annualized by assuming that yield is realized each month for 12 months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, a Tax Exempt Fund's tax-free yield. Tax equivalent yield is calculated by dividing a Tax Exempt Fund's tax-exempt yield by one minus a stated federal and/or state tax rate.

     Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class (i.e., net asset value in the case of each class other than Class A) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption (and payment of any contingent deferred sales charge) at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price per share with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period. The table set forth below indicates the total return (capital charges plus reimbursement of all distributions) on a hypothetical investment of $1,000 in a Fund for the periods indicated.

     Total return calculations for Class A Shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and Class C Shares reflect deduction of the applicable CDSC imposed upon redemption of Class B and Class C Shares held for the applicable period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at NAV. Any performance information which is based on a Fund's NAV per Share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available. The Fund's performance quotations do not reflect any fees charged by an Authorized Dealer, Service Organization or other financial intermediary to its customer accounts in connection with investments in the Funds.

     The following table presents 30-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return (capital plus reinvestment of all distributions) for each class of shares outstanding for the periods indicated.

     Thirty-day yield, tax equivalent yield (Short Duration Tax- Free and Municipal Income Funds only), distribution rate and average annual total return are calculated separately for each class of shares in existence of each Fund. Each class of shares of each Fund is subject to different fees and expenses and may have different returns for the same period. Any performance data for Class A, Class B or Class C Shares which is based upon a Fund's net asset value per share would be reduced if a sales charge were taken into account.

     The average annual total return calculation reflects a maximum initial sales charge of 1.5% for Class A Shares of Adjustable Rate Government Fund; 2.0% for Class A Shares of Short Duration Government and Short Duration Tax-Free Funds; and 4.5% for Class A Shares of Government Income, Municipal Income, Core Fixed Income, Global Income, High Yield Municipal and High Yield Funds; the assumed deferred sales charge for Class B Shares (2% maximum declining to 0% after three years for the Short Duration Government and Short Duration Tax-Free Funds and 5% maximum declining to 0% after six years for the Government Income, Municipal Income, Core Fixed Income, Global Income, High Yield Municipal and High Yield Funds); and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase).

     The Service Shares of Global Income Fund commenced operations on March 12, 1997; the Service Shares of Government Income and Municipal Income Funds commenced operations on August 15, 1997. The Service Shares of these Funds had no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, each of these Funds has adopted the performance records of its respective Class A Shares from that Class's inception date (August 2, 1991, February 10, 1993 and July 20, 1993, respectively) to the inception dates of the Service Shares stated above. Quotations of performance data of these Funds relating to this period include the performance record of the applicable Class A Shares (excluding the impact of any applicable front-end sales charge). The performance records of the applicable Class A Shares reflect the expenses actually incurred by the Fund. These expenses include any asset-based sales charges (i.e., fees under distribution and service plans) imposed and other operating expenses. Total return quotations are calculated pursuant to SEC-approved methodology.

     As of October 31, 1999 the High Yield Municipal Fund had not commenced operations. Accordingly, no performance information is provided for such Fund.

                                     YIELD

                                                         Investment Period
                                                      30-Days Ended 10/31/99
                                                      ----------------------

                                                 SEC 30-Day           Pro-Forma
Fund                                               Yield               Yield(1)
----                                               -----               --------
Adjustable Rate Government Fund
  Class A Shares
    (assumes 1.5% sales charge)                    4.94%                 4.87%
  Institutional Shares                             5.43%                 5.37%
  Service Shares                                   4.92%                 4.86%

Short Duration Government Fund
  Class A Shares
    (assumes 2.0% sales charge)                    5.53%                 5.40%
  Class B Shares                                   5.04%                 4.91%
  Class C Shares                                   4.90%                 4.76%
  Institutional Shares                             6.05%                 5.91%
  Service Shares                                   5.55%                 5.41%

Short Duration Tax-Free Fund
  Class A Shares
    (assumes 2.0% sales charge)                    4.52%                 4.30%
  Class B Shares                                   4.00%                 3.76%
  Class C Shares                                    N/A                   N/A
  Institutional Shares                             5.01%                 4.79%
  Service Shares                                   4.51%                 4.29%

Government Income Fund
  Class A Shares
    (assumes 4.5% sales charge)                    5.74%                 5.34%
  Class B Shares                                   5.26%                 4.84%
  Class C Shares                                   5.26%                 4.84%
  Institutional Shares                              N/A                   N/A
  Service Shares                                    N/A                   N/A

                                     YIELD

                                                         Investment Period
                                                      30-Days Ended 10/31/99
                                                      ----------------------

                                                 SEC 30-Day           Pro-Forma
Fund                                                Yield              Yield(1)
----                                                -----              --------
Municipal Income Fund
  Class A Shares
    (assumes 4.5% sales charge)                     4.45%                4.23%
  Class B Shares                                    3.90%                3.67%
  Class C Shares                                    3.90%                3.67%
  Institutional Shares                              5.06%                4.83%
  Service Shares                                     N/A                  N/A

Core Fixed Income
  Class A Shares
    (assumes 4.5% sales charge)                     6.17%                6.07%
  Class B Shares                                    5.71%                5.61%
  Class C Shares                                    5.72%                5.62%
  Institutional Shares                              6.87%                6.77%
  Service Shares                                    6.37%                6.27%

Global Income Fund
  Class A Shares
    (assumes 4.5% sales charge)                     3.69%                3.25%
  Class B Shares                                    3.37%                2.91%
  Class C Shares                                    3.37%                2.91%
  Institutional Shares                              4.52%                4.05%
  Service Shares                                    4.02%                3.55%

High Yield Municipal Fund(2)
  Class A Shares
    (assumes 4.5% sales charge)                      N/A                  N/A
  Class B Shares                                     N/A                  N/A
  Class C Shares                                     N/A                  N/A
  Institutional Shares                               N/A                  N/A
  Service Shares                                     N/A                  N/A

High Yield Fund
  Class A Shares
   (assumes 4.5% sales charge)                      9.68%                9.54%
  Class B Shares                                    9.36%                9.22%
  Class C Shares                                    9.36%                9.22%
  Institutional Shares                             10.56%               10.41%
  Service Shares                                     N/A                  N/A

                               DISTRIBUTION RATE


                                                       Investment Period
                                                    30-Days Ended 10/31/99
                                                    ----------------------

                                                                      Pro-Forma
                                                     30-Day         Distribution
Fund                                           Distribution Rate        Rate(1)
----                                           -----------------        ----
Adjustable Rate Government Fund
     Class A Shares
         assumes no sales charge                     5.10%             5.06%
     Institutional Shares                            5.50%             5.46%
     Service Shares                                  4.99%             4.95%

Short Duration Government Fund
     Class A Shares
         assumes no sales charge                     5.47%             5.34%
     Class B Shares                                  4.87%             4.59%
     Class C Shares                                  4.72%             4.59%
     Institutional Shares                            5.87%             5.74%
     Service Shares                                  5.37%             5.24%

Short Duration Tax-Free Fund
     Class A Shares
         assumes no sales charge                     3.73%             3.46%
     Class B Shares                                  3.13%             2.71%
     Class C Shares                                  2.98%             2.71%
     Institutional Shares                            4.13%             3.86%
     Service Shares                                  3.63%             3.36%

Government Income Fund
     Class A Shares
         assumes no sales charge                     5.44%             5.09%
     Class B Shares                                  4.69%             4.35%
     Class C Shares                                  4.69%             4.35%
     Institutional Shares                            5.84%             5.49%
     Service Shares                                  5.34%             4.99%

                                                       Investment Period
                                                    30-Days Ended 10/31/99
                                                    ----------------------

                                                                      Pro-Forma
                                                     30-Day         Distribution
Fund                                           Distribution Rate        Rate(1)
----                                           -----------------        ----
Municipal Income Fund
     Class A Shares
         assumes no sales charge                     4.27%             4.07%
     Class B Shares                                  3.51%             3.31%
     Class C Shares                                  3.52%             3.32%
     Institutional Shares                            4.67%             4.47%
     Service Shares                                  4.19%             3.99%

Core Fixed Income
     Class A Shares
         assumes no sales charge                     5.44%             5.40%
     Class B Shares                                  4.69%             4.65%
     Class C Shares                                  4.69%             4.65%
     Institutional Shares                            5.83%             5.79%
     Service Shares                                  5.34%             5.30%

Global Income Fund
     Class A Shares
         assumes no sales charge                     4.62%             4.24%
     Class B Shares                                  4.13%             3.76%
     Class C Shares                                  4.11%             3.73%
     Institutional Shares                            5.29%             4.91%
     Service Shares                                  4.78%             4.40%

High Yield Municipal Fund(2)
     Class A Shares
         assumes no sales charge                      N/A               N/A
     Class B Shares                                   N/A               N/A
     Class C Shares                                   N/A               N/A
     Institutional Shares                             N/A               N/A
     Service Shares                                   N/A               N/A

High Yield Fund
     Class A Shares
         assumes no sales charge                     9.09%             9.03%
     Class B Shares                                  8.32%             8.26%
     Class C Shares                                  8.33%             8.27%


                                                       Investment Period
                                                    30-Days Ended 10/31/99
                                                    ----------------------

                                                                      Pro-Forma
                                                     30-Day         Distribution
Fund                                           Distribution Rate        Rate(1)
----                                           -----------------        ----
     Institutional Shares                            9.48%             9.42%
     Service Shares                                  8.98%             8.92%

                             TAX-EQUIVALENT YIELD(3)

                                                       Investment Period
                                                    30-Days Ended 10/31/99
                                                    ----------------------

                                                                     Pro-Forma
                                               Tax-Equivalent     Tax-Equivalent
Fund                                               Yield              Yield(1)
----                                               -----              -----
Short Duration Tax-Free Fund(3)
      Class A Shares
        assumes no sales charge                    7.48%              7.12%
      Class B Shares                               6.62%              6.23%
      Class C Shares                                N/A                N/A
      Institutional Shares                         8.29%              7.93%
      Service Shares                               7.47%              7.10%

Municipal Income Fund(3)
      Class A Shares
          Assumes no sales charge                  7.37%              7.00%
      Class B Shares                               6.46%              6.08%
      Class C Shares                               6.46%              6.08%
      Institutional Shares                         8.38%              8.00%
      Service Shares                                N/A                N/A

High Yield Municipal Fund(2)
      Class A Shares
          Assumes no sales charge                   N/A                N/A
      Class B Shares                                N/A                N/A
      Class C Shares                                N/A                N/A
      Institutional Shares                          N/A                N/A
      Service Shares                                N/A                N/A

-------------------------------

(1) Yield, distribution rate and tax equivalent yield if the applicable Investment Adviser had not voluntarily agreed to limit its advisory fees and to maintain expenses at a specified level.

(2) As of October 31, 1999, the High Yield Municipal Fund had not commenced operations. Accordingly, no yield or distribution rate information is provided for such Fund.

(3) The tax-equivalent rate of Short Duration Tax-Free Fund and Municipal Income Fund is computed based on the 39.6% federal income tax rate.

     The above tables should not be considered a representation of future performance.

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                         Average Annual
                                       --------------------------------------------------------------
                                       Investment    Investment          With Fee       Without Fee
                     Fund              Date          Period              Reductions     Reductions
                     ----                                                and/or         and/or
                                                                         Expense        Expense
                                                                         Limitations    Limitations
                                       --------------------------------------------------------------
Adjustable Rate Government Fund

     Institutional Shares              7/17/911a     ended 10/31/99      5.30%          5.20%

                                                     one year ended
                                       11/1/98       10/31/99            5.06%          5.03%

                                                     five years ended
                                       11/1/94       10/31/99            5.89%          5.82%


     Service Shares                    3/27/971b     ended 10/31/99      4.64%          4.62%

                                       11/1/98       one year ended      4.65%          4.61%
                                                     10/31/99

     Class A Shares                    5/15/951c     ended 10/31/99
         assumes 1.5% sales charge                                       5.04%          4.82%
         assumes no sales charge                                         5.41%          5.18%
                                       11/1/98       one year ended
                                                     10/31/99
         assumes 1.5% sales charge                                       3.05%          3.01%
         assumes no sales charge                                         4.65%          4.61%


Short Duration Government Fund

     Institutional Shares              8/15/882a     ended 10/31/99      6.75%          6.38%

                                                     one year ended
                                       11/1/98       10/31/99            2.49%          2.36%

                                                     five years ended
                                       11/1/94       10/31/99            6.38%          6.10%

                                       11/1/89       ten years
                                                     ended 10/31/99      6.36%          6.07%

     Service Shares                    4/10/962b     ended 10/31/99      5.35%          5.10%

                                       11/1/98       one year ended      1.97%          1.85%
                                                     10/31/99

     Class A Shares                    5/1/972c      ended 10/31/99
         assumes 2.0% sales charge                                       4.14%          3.73%
         assumes no sales charge                                         4.99%          4.57%

                                       11/1/98       one year ended
                                                     10/31/99

         assumes 2.0% sales charge                                      (0.04)%        (0.17)%
         assumes no sales charge                                         1.97%          1.85%

     Class B Shares                    5/1/972c      ended 10/31/99      4.02%          3.59%

                                       11/1/98       one year ended     (0.47)%        (0.75)%
                                                     10/31/99

     Class C Shares                    8/15/972d     ended 10/31/99      3.65%          3.39%

                                       11/1/98       one year ended      0.19%         (0.06)%
                                                     10/31/99

Short Duration Tax-Free Fund

     Institutional Shares              10/1/923a     ended 10/31/99      4.13%          3.59%

                                       11/1/98       one year ended      1.50%          1.23%
                                                     10/31/99


                                       11/1/94       five years ended    4.51%          3.97%
                                                     10/31/99

     Service Shares                    9/20/943b     ended 10/31/99      3.82%          3.31%

                                       11/1/98       one year ended      0.89%          0.63%
                                                     10/31/99

                                       11/1/94       five years ended    3.98%          3.46%
                                                     10/31/99

     Class A Shares                    5/1/973c      ended 10/31/99
      assumes 2.0% sales charge                                          2.91%          2.18%
      assumes no sales charge                                            3.73%          3.00%

                                       11/1/98       one year ended
                                                     10/31/99

      assumes 2.0% sales charge                                         (1.04)%        (1.31)%
      assumes no sales charge                                            1.00%          0.73%

     Class B Shares                    5/1/973c      ended 10/31/99      2.70%          1.96%

                                       11/1/98       one year ended     (1.52)%        (1.93)%
                                                     10/31/99

     Class C Shares                    8/15/973d     ended 10/31/99      2.47%          1.90%

                                       11/1/98       one year ended     (0.66)%        (0.92)%
                                                     10/31/99

Government Income Fund

     Class A Shares                    2/10/934a     ended 10/31/99
         assume 4.5% sales charge                                        5.49%          3.77%
         assumes no sales charge                                         6.22%          4.48%

                                       11/1/98       one year ended
                                                     10/31/99
         assumes 4.5% sales charge                                      (5.08)%        (5.41)%
         assumes no sales charge                                        (0.63)%        (0.97)%

                                       11/1/94       five years ended
                                                     10/31/99

         assumes 4.5% sales charge                                       6.46%          5.30%
         assumes no sales charge                                         7.43%          6.27%


     Class B Shares                    5/1/964b      ended 10/31/99      4.62%          3.95%

                                       11/1/98       one year ended     (6.23)%        (6.57)%
                                                     10/31/99

     Class C Shares                    8/15/974c     ended 10/31/99      4.23%          3.71%

                                       11/1/98       one year ended     (2.28)%        (2.62)%
                                                     10/31/99

     Institutional Shares              8/15/974c     ended 10/31/99      5.31%          4.79%

                                       11/1/98       one year ended     (0.23)%        (0.57)%
                                                     10/31/99

     Service Shares                    2/10/934c     ended 10/31/99      6.08%          4.39%

                                       11/1/98       one year ended     (1.01)%        (1.35)%
                                                     10/31/99

                                       11/1/944c     five years ended
                                                     10/31/99            7.25%          6.15%

Municipal Income Fund

     Class A Shares                    7/20/935a     ended 10/31/99
         assumes 4.5% sales charge                                       3.90%          3.10%
         assumes no sales charge                                         4.66%          3.86%

                                       11/1/98       one year ended
                                                     10/31/99
         assumes 4.5% sales charge                                      (8.76)%        (8.94)%
         assumes no sales charge                                        (4.46)%        (4.64)%

                                       11/1/94       five years ended
                                                     10/31/99
         assumes 4.5% sales charge                                       5.34%          4.72%
         assumes no sales charge                                         6.32%          5.69%

     Class B Shares                    5/1/965b      ended 10/31/99      3.15%          2.77%

                                       11/1/98       one year ended
                                                     10/31/99           (9.85)%       (10.39)%

     Class C Shares                    8/15/975c     ended 10/31/99      1.48%          1.07%


                                       11/1/98       one year ended     (6.05)%        (6.24)%
                                                     10/31/99

Institutional Shares                   8/15/975c     ended 10/31/99      2.57%          2.19%

                                       11/1/98       one year ended     (4.07)%        (4.26)%
                                                     10/31/99

Service                                7/20/935c     ended 10/31/99      4.63%          3.87%

                                       11/1/98       one year ended     (4.49)%        (4.68)%
                                                     10/31/99

                                       11/1/94       five years ended    6.28%          5.70%
                                                     10/31/99

Core Fixed Income

     Institutional Shares              1/5/946a      ended 10/31/99      6.11%          5.67%

                                       11/1/98       one year ended
                                                     10/31/99           (0.37)%        (0.41)%

                                       11/1/94       five years ended    7.81%          7.47%
                                                     10/31/99

     Service Shares                    3/13/966b     ended 10/31/99      5.76%          5.54%

                                       11/1/98       one year ended     (0.87)%        (0.90)%
                                                     10/31/99

     Class A Shares                    5/1/976c      ended 10/31/99
      assumes 4.5% sales charge                                          3.99%          3.64%
      assumes no sales charge                                            5.93%          5.58%

                                       11/1/98       one year ended
                                                     10/31/99

      assumes 4.5% sales charge                                         (5.13)%        (5.16)%
      assumes no sales charge                                           (0.68)%        (0.72)%

     Class B Shares                    5/1/976c      ended 10/31/99      3.88%          3.66%

                                       11/1/98       one year ended     (6.40)%        (6.44)%
                                                     10/31/99

     Class C Shares                    8/15/976d     ended 10/31/99      4.06%          3.87%

                                       11/1/98       one year ended     (2.49)%        (2.52)%
                                                     10/31/99

Global Income Fund7a

     Class A Shares                    8/2/917b      ended 10/31/99
         assumes 4.5% sales charge                                       6.84%          6.50%
         assumes no sales charge                                         7.44%          7.10%

                                       11/1/98       one year ended
                                                     10/31/99
         assumes 4.5% sales charge                                      (5.60)%        (5.96)%
         assumes no sales charge                                        (1.14)%        (1.51)%

                                       11/1/94       five years ended
                                                     10/31/99
         assumes 4.5% sales charge                                       8.04%          7.65%
         assumes no sales charge                                         9.03%          8.64%

     Class B Shares                    5/1/967c      ended 10/31/99      5.91%          5.59%

                                       11/1/98       one year ended     (6.65)%        (7.02)%
                                                     10/31/99

     Institutional Shares              8/1/957d      ended 10/31/99      8.79%          8.36%

                                       11/1/98       one year ended     (0.49)%        (0.87)%
                                                     10/31/99

     Service Shares                    8/2/917e      ended 10/31/99      7.48%          7.14%

                                       11/1/98       one year ended
                                                     10/31/99           (1.06)%        (1.43)%

                                       11/1/94       five years ended
                                                     10/31/99            9.09%          8.71%

     Class C Shares                    8/15/977f     ended 10/31/99      5.29%          4.90%

                                       11/1/98       one year ended     (2.66)%        (3.03)%
                                                     10/31/99

High Yield Municipal Fund8a

     Class A Shares                                                       N/A            N/A
         assumes 4.5% sales charge                                        N/A            N/A
         assumes no sales charge                                          N/A            N/A

     Class B Shares                                                       N/A            N/A

     Class C Shares                                                       N/A            N/A

     Institutional Shares                                                 N/A            N/A

     Service Shares                                                       N/A            N/A

High Yield Fund

     Class A Shares                    8/1/979a      ended 10/31/99
         assumes 4.5% sales charge                                       1.77%          1.55%
         assumes no sales charge                                         3.87%          3.65%

                                       11/1/98       one year ended
                                                     10/31/99
         assumes 4.5% sales charge                                       3.21%          3.16%
         assumes no sales charge                                         8.06%          8.00%

     Class B Shares                    8/1/979a      ended 10/31/99      1.76%          1.67%

                                       11/1/98       one year ended      2.01%          1.95%
                                                     10/31/99

     Class C Shares                    8/15/979b     ended 10/31/99      3.22%          3.14%

                                       11/1/98       one year ended      6.19%          6.13%
                                                     10/31/99

     Institutional Shares              8/1/979a      ended 10/31/99      4.26%          4.16%

                                       11/1/98       one year ended      8.49%          8.43%
                                                     10/31/99

     Service Shares                    8/1/979a      ended 10/31/99      3.76%          3.61%

                                       11/1/98       one year ended
                                                     10/31/99            7.95%          7.89%

-----------------------------

1a Institutional Shares of Adjustable Rate Government Fund commenced operations on July 17, 1991.

1b Service Shares of Adjustable Rate Government Fund commenced operations on March 27, 1997.

1c Class A shares of Adjustable Rate Government Fund commenced operations on May 15, 1995.

2a Institutional Shares of Short Duration Government Fund commenced operations on August 15, 1988.

2b Service Shares of Short Duration Government Fund commenced operations on April 10, 1996.

2c Class A and Class B Shares of Short Duration Government Fund commenced operations on May 1, 1997.

2d Class C Shares of Short Duration Government Fund commenced operations on August 15, 1997.

3a Institutional Shares of Short Duration Tax-Free Fund commenced operations on October 1, 1992.

3b Service Shares of Short Duration Tax-Free Fund commenced operations on September 20, 1994.

3c Class A and Class B Shares of Short Duration Tax-Free Fund commenced operations on May 1, 1997.

3d Class C Shares of Short Duration Tax-Free Fund commenced operations on August 15, 1997.

4a Class A Shares of Government Income Fund commenced operations on February 10, 1993.

4b   Class B Shares of Government Income Fund commenced operations on May 1,
     1996.

4c Class C, Institutional and Service Shares of Government Income Fund commenced operations on August 15, 1997. Performance data for Service Shares prior to August 15, 1997 is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

5a   Class A Shares of Municipal Income Fund commenced operations on July 20,
     1993.

5b   Class B Shares of Municipal Income Fund commenced operations on May 1,
     1996.

5c Class C, Institutional and Service Shares of the Municipal Income Fund commenced operations on August 15, 1997. Performance data for Service Shares prior to August 15, 1997 is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

6a Institutional Shares of Core Fixed Income Fund commenced operations on January 5, 1994.

6b Service Shares of Core Fixed Income Fund commenced operations on March 13, 1996.

6c Class A and Class B Shares of Core Fixed Income Fund commenced operations on May 1, 1997.

6d Class C Shares of Core Fixed Income Fund commenced operations on August 15, 1997.

7a On November 27, 1992, the maximum sales charge was changed from 3% to 4.5% of the offering price. All performance figures in this table incorporate the sales charge currently in effect.

7b   Class A Shares of Global Income Fund commenced operations on August 2,
     1991.

7c   Class B Shares of Global Income Fund commenced operations on May 1, 1996.

7d Institutional Shares of Global Income Fund commenced operations on August 1, 1995.

7e Service Shares of Global Income Fund commenced operations on March 12, 1997. Performance data for Service Shares prior to March 12, 1997 is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges.) Performance of Class A Shares reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

7f   Class C Shares of Global Income Fund commenced operations August 15, 1997.

8a As of October 31, 1999, High Yield Municipal Fund had not commenced operations.

9a Class A, Class B, Institutional and Service Shares of High Yield Fund commenced operations on August 1, 1997.

9b   Class C Shares of High Yield Fund commenced operations on August 15, 1997.


The above table should not be considered a representation of future performance.

     Occasionally, statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     Each Fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper
                                                                        ------
Analytical Services, Inc., Donaghue's Money Fund Report, Barron's, The Wall
-------------------------  ----------------------------  --------  --------
Street Journal, Weisenberger Investment Companies Service, Business Week,
--------------  -----------------------------------------  -------------
Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds The
--------------  ---------------  ------  -------  ------------------------ ---
New York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.
--------------  -----------------  --------------------------------     -----

     In addition, Adjustable Rate, Government Income and Short Duration Government Funds may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Shearson Lehman Government/Corporate (Total) Index; (b) Shearson Lehman Government Index; (c) Merrill Lynch 1-3 Year Treasury Index; (d) Merrill Lynch 2-Year Treasury Curve Index; (e) the Salomon Brothers Treasury Yield Curve Rate of Return Index; (f) the Payden & Rygel 2-Year Treasury Note Index; (g) 1 through 3 year U.S. Treasury Notes; (h) constant maturity U.S. Treasury yield indices; (i) the Consumer Price Index; (j) the London Interbank Offered Rate; (k) other taxable investments such as certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds, repurchase agreements, commercial paper; and (l) historical data concerning the performance of adjustable and fixed-rate mortgage loans.

     Short Duration Tax-Free and Municipal Income Funds may from time to time advertise their performance relative to certain indices, any components of such indices and benchmark investments, including but not limited to: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the Lehman Brothers Municipal Bond Indices; (c) the Merrill Lynch Municipal Bond Institutional Total Rate of Return Indices; (d) Bond Buyer Indices; (e) IBC/Donoghue's Money Fund Averages/Institutional Only Tax Free; and constant maturity U.S. Treasury yield indices.

     Core Fixed Income, Global Income and High Yield Funds may each from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements;
(j) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers Inc., First Boston Corporation, Morgan Stanley & Co. Incorporated, Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Donaldson Lufkin and Jenrette Securities Corporation; and (k) Donoghue's Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. government money funds).

     The composition of the investments in the above-referenced indices and the characteristics of a Fund's benchmark investments are not identical to, and in some cases may be very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the a Fund to calculate its performance figures.

     From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Goldman Sachs as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to a Fund.

     Information used in advertisement and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

 .    cost associated with aging parents;

 .    funding a college education (including its actual and estimated cost);

 .    health care expenses (including actual and projected expenses);

 .    long-term disabilities (including the availability of, and coverage provided by, disability insurance):

 .    retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

 .    asset allocation strategies and the benefits of diversifying among asset classes;

 .    the benefits of international and emerging market investments;

 .    the effects of inflation on investing and saving;

 .    the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

 .    measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

 .    The performance of various types of securities (taxable money market funds,
     U.S. Treasury securities, adjustable rate mortgage securities, government securities, municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

 .    Volatility of total return of various market indices (i.e., Lehman
     Government Bond Index, Standard and Poor's 500, IBC/Donoghue's Money Fund Average/All Taxable Index) over varying periods of time;

 .    Credit ratings of domestic government bonds in various countries;

 .    Price volatility comparisons of types of securities over different periods of time; or

 .    Price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman Sachs' research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

     In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

     Performance data is based on historical results and is not intended to indicate future performance. Total return, 30-day yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

     Total return will be calculated separately for each class of shares in existence. Because each class of shares is subject to different expenses, total return with respect to each class of shares of a Fund will differ.

                                OTHER INFORMATION

     As stated in the Prospectuses, the Trust may authorize Service Organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Service Organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

     The Investment Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers, Service Organizations and other financial intermediaries ("Intermediaries") in connection with the sale and distribution of shares of the Funds and/or servicing of these shares. These payments ("Additional Payments") would be in addition to the payments by the Funds described in the Funds' Prospectuses and this Additional Statement for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to Intermediaries as set forth in the Prospectus. These Additional Payments may take the form of "due diligence" payments for an Intermediary's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Funds. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for different Intermediaries. Furthermore, the Investment Adviser, Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sales.

     A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of each respective Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recommendation of the transfer of shares upon the occurrence of any of the foregoing conditions).

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

The audited financial statements and related report of Arthur Andersen LLP, former independent public accountants, for each Fund contained in each Fund's 1999 Annual Report are hereby incorporated by reference and attached hereto. A copy of the annual reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling

Goldman, Sachs & Co., at the telephone number on the back cover of each Fund's Prospectus. No other portions of the Funds' Annual Reports are incorporated herein by reference.

Ernst & Young LLP have been selected as auditors of the Funds of the Trust for the fiscal year ending October 31, 2000.

                    OTHER INFORMATION REGARDING PURCHASES,
                     REDEMPTIONS, EXCHANGES AND DIVIDENDS
           (Class A Shares, Class B Shares and Class C Shares Only)

     The following information supplements the information in the Prospectus under the captions "Shareholder Guide" and "Dividends." Please see the Prospectus for more complete information.

Other Purchase Information
--------------------------

     The sales load waivers on the Funds' shares are due to the nature of the investors involved and/or the reduced sales effort that is needed to obtain such investments.

     If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Right of Accumulation - (Class A)
---------------------------------

         A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder's current holdings of existing Class A Shares (acquired by purchase or exchange) of the Funds and Class A Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of the Government Income Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.0% (the rate applicable to a single purchase of more than $100,000). Class A Shares purchased without the imposition of a sales charge and shares of another class of the Funds may not be aggregated with Class A Shares purchased subject to a sales charge. Class A Shares of the Funds and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his children; and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of the Private Client Services Division of Goldman Sachs will be combined with Class A Shares held by any other Private Client Services account. In addition, Class A Shares of the Funds and Class A Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization or by groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, "eligible persons") may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization's, group's or firm's agreement to cooperate in the offering of the Funds' shares to eligible persons; and (ii) notification to the Funds at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (1) your employee has been assigned a cumulative discount number by Goldman Sachs; and (2) your account, alone or in combination with the accounts of other plan participants also invested in Class A shares of the Goldman Sachs Funds totals the requisite aggregate amount as described in the Prospectuses.

Statement of Intention - (Class A)
----------------------------------

     If a shareholder anticipates purchasing at least $100,000 ($500,000 in the case of Adjustable Rate Government Fund and $250,000 in the case of Short Duration Government and Short Duration Tax-Free Funds), not counting reinvestments of dividends and distributions, of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the "Statement"). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within 90 days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

     The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this Additional Statement.

Cross-Reinvestment of Dividends and Distributions
-------------------------------------------------

     Shareholders may receive dividends and distributions in additional shares of the same class of the Fund in which they have invested or they may elect to receive them in cash or shares of the same class of other mutual funds sponsored by Goldman Sachs (the "Goldman Sachs Funds") or ILA Service Units of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio, if they hold Class A Shares of a Fund, or ILA Class B or Class C Units of the Prime Obligations Portfolio, if they hold Class B or Class C Shares of a Fund (the "ILA Portfolios"). A Portfolio shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund or ILA Fund and its shares or units and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or ILA Portfolios is available only in states where such reinvestment may legally be made.

Automatic Exchange Program
--------------------------

     A shareholder may elect to exchange automatically a specified dollar amount of shares of a Fund into an identical account of another Fund or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

Systematic Withdrawal Plan
--------------------------

     A systematic withdrawal plan (the "Systematic Withdrawal Plan") is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

     Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a contingent deferred sales charge ("CDSC") on redemptions of Class A, Class B and Class C Shares. The CDSC applicable to Class B and Class C Shares redeemed under a systematic withdrawal plan may be waived. See "Shareholder Guide" in the Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

Offering Price of Class A Shares
--------------------------------

     Class A Shares of Government Income, Municipal Income, Core Fixed Income, Global Income High Yield Municipal and High Yield Funds are sold at a maximum sales charge of 4.5%, Adjustable Rate Government Fund at 1.5% and Short Duration Government and Short Duration Tax-Free Funds at 2%. Using the offering price as of October 31, 1999 and assuming a $10.00 initial offering price per share of the High Yield Municipal Fund, the maximum offering price of the Class A shares of each Fund's Shares then in existence would be as follows:

                                 Net Asset          Maximum       Offering Price
            Fund                   Value         Sales Charge       to Public
            ----                   -----         ------------       ---------
Adjustable Rate Government        $ 9.63             1.5%             $9.78
Short Duration Government           9.57             2.0%              9.77
Short Duration Tax-Free             9.93             2.0%             10.13
Government Income                  13.70             4.5%             14.35
Municipal Income                   14.07             4.5%             14.73
Core Fixed Income                   9.50             4.5%              9.95
Global Income                      14.49             4.5%             15.17
High Yield Municipal               10.00             4.5%             10.47
High Yield                          9.07             4.5%              9.50


                         DISTRIBUTION AND SERVICE PLANS
            (Class A Shares, Class B Shares and Class C Shares Only)

     Distribution and Service Plans. As described in the Prospectus, the Trust
     ------------------------------
has adopted, on behalf of Class A, Class B and Class C Shares of each Fund, distribution and service plans (each a "Plan") pursuant to Rule 12b-1 under the Act.

     The Plans for each Fund (other than the High Yield Municipal Fund) were most recently approved on April 27, 1999 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans. The Plans were initially so approved for the High Yield Municipal Fund on February 3, 2000.

     The compensation for distribution services payable under a Plan may not exceed 0.25%, 0.75% and 0.75% per annum of a Fund's average daily net assets attributable to Class A, Class B and Class C Shares, respectively, of such Fund.

     Under the Plans for Class A (Global Income Fund only), Class B and Class C Shares, Goldman Sachs is also entitled to received a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Fund's average daily net assets attributable to Class A, Class B or Class C Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

     Currently, Goldman Sachs has voluntarily agreed to limit distribution and service fees pursuant to the Plan to .85% of the average daily net assets attributable to Class B Shares of the Short Duration Government and Short Duration Tax-Free Funds. Goldman Sachs may modify or discontinue such limitation in the future at its discretion.

     Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs' expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and CDSC on Class A, Class B and Class C Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to

Authorized Dealers in respect of sales of Class A, Class B and Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Funds' Class A, Class B and Class C Shares.

     Under each Plan, Goldman Sachs, as distributor of each Fund's Class A, Class B and Class C Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

     The Plans will remain in effect until May 1, 2000 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A, Class B or Class C Shares of the affected Fund and share class. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class B or Class C Shares, respectively, of the applicable Fund and share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust may be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A, Class B and Class C shareholders.

For the fiscal years ended October 31, 1999, 1998, and 1997, each Fund paid Goldman Sachs the following distribution and service fees under the Class A
Plans:

                        Fund              1999          1998           1997
                        ----              ----          ----           ----
Adjustable Rate Government
     With fee waivers                   $83,944      $114,701        $81,982
     Without fee waivers                 83,944       217,577        163,856

Short Duration Government(1)
  with fee waivers                      132,906        61,613          3,709
  without fee waivers                   132,906       111,382          9,704

Short Duration Tax-Free(1)
  with fee waivers                       55,585        28,662          2,364
  without fee waivers                    55,585        53,564          4,728

Government Income
     with fee waivers                   215,650       242,829        125,744
     without fee waivers                215,650       462,183        251,449

Municipal Income
     with fee waivers                   233,311       198,110        143,714
     without fee waivers                233,311       376,793        287,426

Core Fixed Income(1)
  with fee waivers                      142,505        82,043          4,437
  without fee waivers                   142,505       152,462          8,874

Global Income
     with fee waivers                 1,269,380       844,319        836,863
     without fee waivers              1,269,380       902,713        909,723

High Yield Municipal(2)
  with fee waivers                       N/A           N/A             N/A
 without fee waivers                     N/A           N/A             N/A

High Yield(3)
  with fee waivers                    1,245,873       962,496        152,941
 without fee waivers                  1,245,873     1,844,618        305,886

----------------------

1 Class A Shares of the Core Fixed Income, Short Duration Government and Short Duration Tax-Free Funds commenced operations on May 1, 1997.

2 As of October 31, 1999, High Yield Municipal Fund had not commenced operations.

3    High Yield Fund commenced operations on August 1, 1997.

     During the fiscal year ended October 31, 1999, Goldman Sachs incurred the following distribution expenses under the Class A Plan on behalf of Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, Global Income, High Yield Municipal and High Yield Funds (Goldman Sachs used the fees, if any, received under the Plan in the same proportion to the amounts set forth below.)

                                                                                      Printing and          Preparation
                                                                      Allocable        Mailing of               and
                                                                      Overhead,      Prospectuses to      Distribution of
                                                     Compensation     Telephone        Other than              Sales
Fiscal Year ended                Compensation to       to Sales      and Travel          Current          Literature and
October 31, 1999                   Dealers(1)          Personnel      Expenses        Shareholders          Advertising
----------------                   ----------          ---------      --------        ------------          -----------
Adjustable Rate
  Government Fund                  $ 29,693             $191,592       $188,982           $11,276          $ 56,523

Short Duration                      532,919              166,479        214,723            12,811            63,915
  Government Fund

Short Duration                      327,130              103,747        137,959             8,196            40,887
  Tax-Free Fund

Government Income Fund              388,046              246,559        225,468            13,453            67,114

Municipal Income Fund               257,399              176,763        179,446            10,707            53,415

Core Fixed Income Fund              193,979              155,320        176,622            10,538            52,574

Global Income Fund                  503,557              593,813        467,519            27,895           139,163

High Yield Municipal                  N/A                  N/A            N/A                N/A               N/A
Fund(2)

High Yield Fund                   1,463,696            1,689,890        810,793            48,376           241,344

-------------------------

1 Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of one year; amounts presented above reflect amortization expense recorded during the period presented.

2 As of October 31, 1999, the High Yield Municipal Fund had not commenced operations.

     For the fiscal years ended October 31, 1999, October 31, 1998 and October 31, 1997, each Fund paid Goldman Sachs the following distribution and service fees under the Class B Plans:


Fund                                      1999         1998              1997
----                                      ----         ----              ----
Short Duration Government(1)
     with fee waivers                    $47,049     $ 20,328          $ 1,931
     without fee waivers                  55,049       23,912            2,272

Short Duration Tax-Free(1)
     with fee waivers                     13,715        2,502              211
     without fee waivers                  15,715        2,944              248

Government Income
     with fee waivers                    187,747      119,857           34,208
     without fee waivers                 187,747      119,857           34,208

Municipal Income
     with fee waivers                     83,700       37,316            8,882
     without fee waivers                  83,700       37,316            8,882

Core Fixed Income(1)
     with fee waivers                    122,578       31,187            1,362
     without fee waivers                 122,578       31,187            1,362

Global Income
     with fee waivers                    120,645       54,793           14,261
     without fee waivers                 120,645       54,793           14,261

High Yield Municipal(2)
     with fee waivers                      N/A          N/A               N/A
     without fee waivers                   N/A          N/A               N/A

High Yield(3)
     with fee waivers                    373,154      216,017           13,358
     without fee waivers                 373,154      216,017           13,358

------------------------

(1) Class B Shares of Core Fixed Income, Short Duration Government and Short Duration Tax-Free commenced operations on May 1, 1997.

(2) As of October 31, 1999, High Yield Municipal Fund had not commenced operations.

(3)  High Yield Fund commenced operations on August 1, 1997.

         During the fiscal year ended October 31, 1999, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan on behalf of each Fund. (Goldman Sachs used the fees, if any, received under the Plan in the same proportion to the amounts set forth below.)

                                                                                                                   Preparation
                                                                                            Printing and               and
                                                                           Allocable         Mailing of           Distribution
                                                                           Overhead,        Prospectuses            of Sales
                                                       Compensation        Telephone        to Other than          Literature
      Fiscal Year ended           Compensation         to its Sales       and Travel           Current                 and
       October 31, 1999           To Dealers(1)         Personnel          Expenses         Shareholders           Advertising
       ----------------           -------------         ---------          --------         ------------           -----------

Short Duration Government Fund       $ 68,360            $16,594            $22,286           $ 1,330              $ 6,634

Short Duration Tax-Free Fund            5,214              7,164              9,618               574                2,863

Government Income Fund                405,098             34,429             46,239             2,759               13,764

Municipal Income Fund                 142,489             11,637             15,628               932                4,652

Core Fixed Income Fund                146,917             28,350             38,075             2,272               11,334

Global Income Fund                    168,961             15,141             20,334             1,213                6,053

High Yield Municipal                   N/A                 N/A                N/A                N/A                   N/A
Bond Fund(2)

High Yield Fund                       518,088             38,657             51,918             3,098               15,454

-----------------------

1 Advance commissions paid to dealers of 4% on Class B Shares are considered deferred assets which are amortized over a period of six years; amounts presented above reflect amortization expense recorded during the period presented.

2 As of October 31, 1999, the High Yield Municipal Fund had not commenced operations.

     For the fiscal years ended October 31, 1999, October 31, 1998 and October 31, 1997, each Fund paid Goldman Sachs the following distribution and service fees under the Class C Plans:


Fund                                 1998            1998           1997(2)
----                                 ----            ----           ----
Short Duration Government
     with fee waivers               $67,893        $18,487           $119
     without fee waivers             67,893         18,487            119

Short Duration Tax-Free
     with fee waivers                28,417         12,338             16
     without fee waivers             28,417         12,338             16

Government Income
     with fee waivers               104,190         37,727          1,100
     without fee waivers            104,190         37,727          1,100

Municipal Income                                                       53
     with fee waivers                42,230         12,574             53
     without fee waivers             42,230         12,574

Core Fixed Income
     with fee waivers                71,888         30,651            194
     without fee waivers             71,888         30,651            194

Global Income
     with fee waivers                70,592         22,123            380
     without fee waivers             70,592         22,123            380

High Yield Municipal(1)
     with fee waivers                 N/A             N/A            N/A
     without fee waivers              N/A             N/A            N/A

High Yield
     with fee waivers               105,762         63,298          1,728
     without fee waivers            105,762         63,298          1,728

------------------------

(1) As of October 31, 1999, High Yield Municipal Fund had not commenced operations.

(2) Class C Shares of each Fund (except High Yield Municipal Fund) commenced operations on August 15, 1997.

     During the fiscal year ended October 31, 1999, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan on behalf of each Fund. (Goldman Sachs used the fees, if any, received under the Plan in the same proportion to the amounts set forth below.)


                                                                                                                   Preparation
                                                                                            Printing and               and
                                                                           Allocable         Mailing of           Distribution
                                                                           Overhead,        Prospectuses            of Sales
                                                       Compensation        Telephone        to Other than          Literature
      Fiscal Year ended           Compensation         to its Sales       and Travel           Current                 and
       October 31, 1999           To Dealers(1)         Personnel          Expenses         Shareholders           Advertising
       ----------------           -------------         ---------          --------         ------------           -----------
Short Duration
Government Fund                     $141,998             $25,284            $27,711             $1,653                $8,249

Short Duration Tax-
Free Fund                             34,749              16,247             17,660              1,054                 5,257

Government
Income Fund                          123,560              19,182             25,762              1,537                 7,668

Municipal Income
Fund                                  46,427               5,823              7,821                467                 2,328

Core Fixed Income
Fund                                  76,312              16,513             22,177              1,323                 6,601

Global Income
Fund                                  72,725               8,917             11,976                715                 3,565

High Yield
Municipal Fund/2/                      N/A                 N/A                N/A                 N/A                   N/A

High Yield Fund                      124,832              10,837             14,555               868                  4,332

-----------------------

1 Advance commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of one year; amounts presented above reflect amortization expense recorded during the period presented.

2 As of October 31, 1999, the High Yield Municipal Fund had not commenced operations.

                                  SERVICE PLAN
                              (Service Shares Only)

     Each Fund has adopted a service plan (the "Plan") with respect to its Service Shares which authorizes it to compensate Service Organizations for providing certain administration services and personal and account maintenance services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plan, a Fund will enter into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers ("Service Agreements"). Under such Service Agreements, the Service Organizations may perform some or all of the following services: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers; (b) maintain account records for each customer who beneficially owns Service Shares of a Fund; (c) answer questions and handle correspondence from customers regarding their accounts; (d) process customer orders to purchase, redeem and exchange Service Shares of a Fund, and handle the transmission of funds representing the customers' purchase price or redemption proceeds; (e) issue confirmations for transactions in shares by customers; (f) provide facilities to answer questions from prospective and existing investors about Service Shares of a Fund; (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information;
(h) display and make prospectuses available on the Service Organization's premises; (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization; and (j) act as liaison between customers and a Fund, including obtaining information from a Fund, working with a Fund to correct errors and resolve problems and providing statistical and other information to a Fund. As compensation for such services, a Fund will pay each Service Organization a service fee in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% of such average daily net assets. For the fiscal years ended October 31, 1999, October 31, 1998, and October 31, 1997 service fees were paid by the Funds as follows:

                  Fund                    1999            1998             1997
                  ----                    ----            ----             ----
Adjustable Rate Government              $3,765          $2,702          $   292
Short Duration Government               31,877          23,540           12,087
Short Duration Tax-Free                  6,221           2,142            6,435
Government Income                           45             N/A                2
Municipal Income                             7             N/A                2
Core Fixed Income                       34,419          39,455            6,207
Global Income                            4,708             885              523
High Yield Municipal(1)                    N/A             N/A              N/A
High Yield(2)                            2,011             624                8

-------------------------

(1) As of October 31, 1999, High Yield Municipal Fund had not commenced operations.

(2)  High Yield Fund commenced operations on August 1, 1997.

     Each Fund has adopted its Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974, as amended) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of such Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities regulators, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of the Funds. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

     The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve each Fund's Plan and Service Agreements (other than the High Yield Municipal Fund) at a meeting called for the purpose of voting on such Plan and Service Agreements on April 27, 1999. The Plan and Service Agreements were initially so approved for the High Yield Municipal Fund on February 3, 2000. The Plan and Service Agreements will remain in effect until May 1, 2000 will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Fund, and all material amendments of each Plan must also be approved by the Board of Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding Service Shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund on not more than 60 days' written notice to any other party to the Service Agreements.

     The Service Agreements will terminate automatically if assigned. So long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that a Fund's Plan will benefit such Fund and its holders of Service Shares.

                                   APPENDIX A

Commercial Paper Ratings
------------------------

                  A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard and Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                                      1-A

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                                      2-A

                  "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.


                  Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

                  "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                                      3-A

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard and Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                      4-A

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals which begin when facilities are completed; or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                                      5-A

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                                      6-A

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines: "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90%, and "D" the lowest recovery potential, i.e. below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson Financial BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                                      7-A

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                                      8-A

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                      9-A

                                   APPENDIX B

                   BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

         Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

         Our client's interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

         Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

         We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

         We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

         We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

         We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm's success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

         We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

         The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

         Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who help create them. Profitability is crucial to our future.

         We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain

                                      1-B
the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

         We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.

         We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

         Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair to competitors and must never denigrate other firms.

         Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.


                                      2-B

                    GOLDMAN, SACHS & CO.'S INVESTMENT BANKING
                            AND SECURITIES ACTIVITIES

Goldman Sachs is a leading financial services firm traditionally known on Wall Street and around the world for its institutional and private client service.

 .    With thirty-seven offices worldwide Goldman Sachs employs over 11,000 professionals focused on opportunities in major markets.

 .    The number one underwriter of all international equity issues from
     1989-1997.

 .    The number one lead manager of U.S. common stock offerings for the past nine years (1989-1997).*

 .    The number one lead manager for initial public offerings (IPOs) worldwide
     (1989-1997).





*    Source: Securities Data Corporation. Common stock ranking excludes REITS,
     -----------------------------------
     Investment Trusts and Rights.


                                      3-B

           GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1869       Marcus Goldman opens Goldman Sachs for business

1890       Dow Jones Industrial Average first published

1896       Goldman, Sachs & Co. joins New York Stock Exchange

1906 Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 93 years, the firm's longest-standing client relationship)

           Dow Jones Industrial Average tops 100

1925 Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film

1956 Goldman, Sachs & Co. co-manages Ford's public offering, the largest to date

1970       Goldman, Sachs & Co. opens London office

1972       Dow Jones Industrial Average breaks 1000

1986       Goldman, Sachs & Co. takes Microsoft public

1988       Goldman Sachs Asset Management is formally established

1991 Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995 Goldman Sachs Asset Management introduces Global Tactical Asset Allocation Program

           Dow Jones Industrial Average breaks 5000

1996       Goldman, Sachs & Co. takes Deutsche Telekom public

           Dow Jones Industrial Average breaks 6000

1997       Dow Jones Industrial Average breaks 7000

           Goldman Sachs Asset Management increases assets under management by 100% over 1996

1998 Goldman Sachs Asset Management reaches $195.5 billion in assets under management

           Dow Jones Industrial Average breaks 9000

1999       Goldman Sachs becomes a public company


                                      4-B

                                   APPENDIX C

                             Statement of Intention
                       (applicable only to Class A Shares)


         If a shareholder anticipates purchasing within a 13-month period Class A Shares of a Fund alone or in combination with Class A Shares of another Goldman Sachs Fund in the amount of $100,000 or more in the case of the Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds; $250,000 or more in the case of the Short Duration Government and Short-Duration Tax-Free Funds; and $500,000 or more in the case of the Adjustable Rate Government Fund, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares will not apply toward the completion of the Statement of Intention.

         To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor's purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.


                                Escrow Agreement


         Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.

         If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.


                                      1-C

GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND

Statement of Investments
October 31, 1999

   Principal              Interest                      Maturity
    Amount                  Rate                          Date                             Value
  Mortgage Backed Obligations - 93.7%
  Adjustable Rate Federal Home Loan Mortgage Corp.
   (FHLMC)# - 25.1%
  $ 1,457,227               6.74%                      07/01/2018                     $ 1,492,972
    3,006,727               7.57                       11/01/2018                       3,061,239
      717,898               6.78                       12/01/2018                         736,520
    4,520,413               6.54                       05/01/2019                       4,595,995
   12,052,166               6.96                       11/01/2019                      12,351,180
    6,353,637               6.61                       01/01/2020                       6,481,727
    2,394,289               6.90                       05/01/2020                       2,463,867
   12,591,158               6.64                       06/01/2020                      12,846,003
   18,745,085               6.96                       02/01/2022                      19,210,713
    3,558,783               6.50                       06/01/2022                       3,640,920
    2,095,445               6.60                       08/01/2022                       2,134,735
    2,840,640               6.46                       09/01/2022                       2,902,424
    3,350,423               6.81                       09/01/2022                       3,433,647
    4,780,226               6.77                       06/01/2024                       4,910,917
    1,832,644               6.31                       02/01/2028                       1,860,701
    2,931,282               6.80                       07/01/2030                       3,008,228
                                                                                      -----------
                                                                                      $85,131,788
 ------------------------------------------------------------------------------------------------
  Adjustable Rate Federal National Mortgage Association
   (FNMA)# - 43.7%
  $   724,246               7.30%                      04/01/2003                     $   719,901
      573,162               7.00                       11/01/2014                         587,044
    3,344,265               5.88                       03/01/2017                       3,365,702
    1,912,424               6.68                       03/01/2017                       1,966,221
    7,154,332               6.82                       04/01/2017                       7,294,771
      343,729               6.70                       11/01/2017                         352,913
    2,601,337               5.59                       03/01/2018                       2,602,586
      619,995               6.46                       03/01/2018                         632,400
      504,891               6.85                       05/01/2018                         515,145
    4,871,631               6.57                       06/01/2018                       5,009,790
    2,653,090               6.56                       07/01/2018                       2,692,462
    3,544,199               6.46                       08/01/2018                       3,621,569
    2,067,465               6.87                       08/01/2018                       2,139,910
    1,070,927               6.61                       10/01/2018                       1,094,519
       98,911               6.47                       11/01/2018                         100,457
    3,245,292               6.66                       11/01/2018                       3,315,780
    8,050,174@              6.49                       12/01/2018                       8,315,105
    2,944,879               6.57                       12/01/2018                       3,014,370
    1,806,206               6.40                       06/01/2019                       1,847,730
      887,001               6.47                       07/01/2019                         905,158
    2,216,684               7.06                       07/01/2019                       2,281,456
      935,946               6.23                       08/01/2019                         953,495
    1,467,291               6.85                       03/01/2020                       1,507,157
   10,838,368               7.12                       05/01/2020                      11,077,137
    4,903,774               6.72                       07/01/2020                       5,020,239
    5,436,587               5.66                       12/25/2020                       5,390,974
    3,035,347               6.85                       01/01/2021                       3,130,687
    2,381,435               6.80                       02/01/2021                       2,452,188
    2,885,569               6.51                       04/01/2021                       2,945,099
   24,376,331               6.73                       09/01/2021                      25,073,250
   11,033,852               6.92                       02/01/2022                      11,349,972
    1,228,832               6.34                       05/20/2022                       1,237,852
    4,195,278               6.90                       06/01/2022                       4,327,555
      920,163               6.80                       08/01/2022                         942,164
 ------------------------------------------------------------------------------------------------

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value
  Mortgage Backed Obligations - (continued)
  Adjustable Rate Federal National Mortgage Association
   (FNMA)# - (continued)
  $ 3,521,061              6.80%                      09/01/2022                     $  3,635,496
    3,519,987              7.07                       02/01/2023                        3,646,495
      174,074              6.22                       12/01/2023                          170,810
    8,198,600              6.40                       06/20/2024                        8,267,222
      383,943              6.79                       09/01/2025                          395,093
    2,737,593              6.58                       08/01/2027                        2,796,616
    1,341,839              6.65                       10/01/2027                        1,373,560
                                                                                     ------------
                                                                                     $148,068,050
 ------------------------------------------------------------------------------------------------
  Adjustable Rate Government National Mortgage Association (GNMA)# - 2.9%
  $ 1,527,072              6.38%                      03/20/2016                     $  1,549,031
    2,999,110              6.63                       08/20/2018                        3,030,990
    3,490,970              6.38                       02/20/2021                        3,540,053
    1,723,747              6.38                       06/20/2022                        1,740,709
                                                                                     ------------
                                                                                     $  9,860,783
 ------------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp. (FHLMC) - 3.9%
  $ 1,088,828              5.50%                      01/01/2013                     $  1,025,031
      370,857              5.50                       03/01/2013                          349,533
    1,758,612              6.50                       03/01/2013                        1,725,093
      100,184              5.50                       04/01/2013                           94,298
    3,697,445              6.50                       04/01/2013                        3,626,972
    1,494,627              6.50                       05/01/2013                        1,466,139
      539,305              5.50                       06/01/2013                          507,621
    3,090,531              6.50                       06/01/2013                        3,034,985
      676,748              5.50                       07/01/2013                          636,989
      786,038              5.50                       08/01/2013                          739,859
       32,959              5.50                       12/01/2013                           31,022
                                                                                     ------------
                                                                                     $ 13,237,542
 ------------------------------------------------------------------------------------------------
  Federal National Mortgage Association (FNMA) - 2.9%
  $ 5,460,590              7.00%                      10/01/2002                     $  5,478,282
    4,350,687              8.00                       11/01/2017                        4,459,411
                                                                                     ------------
                                                                                     $  9,937,693
 ------------------------------------------------------------------------------------------------
  Government National Mortgage Association (GNMA) - 1.1%
  $ 3,678,182              6.50%                      08/15/2027                     $  3,537,933
 ------------------------------------------------------------------------------------------------
  Collateralized Mortgage Obligations - 14.1%
  Inverse Floater# - 1.1%
  FNMA Series 1993-189, Class SA
  $ 3,884,257              9.75%                      10/25/2023                     $  3,806,028
 ------------------------------------------------------------------------------------------------
  IOette. - 0.1%
  FNMA Remic Trust Series 1990-145, Class B
  $    13,359             46.87%                      12/25/2020                     $    278,794
 ------------------------------------------------------------------------------------------------
  Planned Amortization Class (PAC) CMOs - 4.0%
  FHLMC Series 1475, Class H
  $ 4,000,000              6.75%                      04/15/2006                     $  4,013,720
  FHLMC Series 2055, Class OD
   10,000,000              6.00                       01/15/2012                        9,534,300
                                                                                     ------------
                                                                                     $ 13,548,020
 ------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                   GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND


   Principal             Interest                  Maturity
     Amount                Rate                      Date                          Value
  Mortgage Backed Obligations - (continued)
  Regular Floater CMOs# - 1.1%
  FHLMC Series 2130, Class FC
  $   3,880,205              5.76%                03/15/2029                 $  3,720,845
 ----------------------------------------------------------------------------------------
  Sequential Fixed Rate CMOs - 7.8%
  FHLMC Series 1169, Class D
  $     851,000              7.00%                05/15/2021                 $    851,528
  FHLMC Series 2064, Class M
      7,300,000              6.00                 06/15/2028                    6,716,657
  FNMA Remic Trust Series 1993-14, Class A
      2,951,873              6.00                 02/25/2008                    2,905,263
  FNMA Remic Trust Series 1993-144, Class B
      4,178,279              9.00                 11/25/2017                    4,185,006
  FNMA Remic Trust Series G93-39, Class A
      2,595,979              5.70                 08/25/2016                    2,569,681
  FNMA Remic Trust Series G97-4, Class C
      6,693,177              7.50                 06/17/2024                    6,702,882
  FNMA Series 1996-22, Class B
      2,502,605              7.25                 02/25/2024                    2,494,397
                                                                             ------------
                                                                             $ 26,425,414
 ----------------------------------------------------------------------------------------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                  $ 47,779,101
 ----------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (Cost $322,856,317)                                                        $317,552,890
 ----------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
 Agency Debentures - 3.0%
  Federal National Mortgage Association (FNMA)
  $7,500,000              5.63%                      04/24/2002                     $  7,350,000
   3,000,000              6.17                       01/15/2008                        2,827,620
 -----------------------------------------------------------------------------------------------
  TOTAL AGENCY DEBENTURES
  (Cost $10,175,964)                                                                $ 10,177,620
 -----------------------------------------------------------------------------------------------
 Repurchase Agreement - 2.8%
  Joint Repurchase Agreement Account
  $9,400,000              5.33%                      11/01/1999                     $  9,400,000
 -----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $9,400,000)                                                                 $  9,400,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $342,432,281)                                                               $337,130,510
 -----------------------------------------------------------------------------------------------

 # Variable rate security. Coupon rate disclosed is that which is in effect at
   October 31, 1999.
 @ A portion of this security is segregated as collateral for initial margin requirement on futures transactions.
 . Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated coupon due to the amortization of related premiums.
 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

      The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Statement of Investments
October 31, 1999

   Principal             Interest                    Maturity
    Amount                 Rate                        Date                             Value

  Mortgage Backed Obligations - 92.0%
  Adjustable Rate Federal Home Loan Mortgage Corp.
  (FHLMC)# - 5.1%
  $   950,768              6.50%                    08/01/2017                    $    965,476
      848,592@             7.26                     05/01/2018                         848,176
    2,674,998              6.80                     06/01/2018                       2,738,395
      965,843              6.78                     12/01/2018                         990,897
    4,230,013              6.96                     02/01/2022                       4,335,086
    1,219,602              7.76                     10/01/2025                       1,246,226
                                                                                  ------------
                                                                                  $ 11,124,256
 ---------------------------------------------------------------------------------------------
  Adjustable Rate Federal National Mortgage
  Association (FNMA)# - 15.3%
  $ 1,375,589              7.00%                    11/01/2014                    $  1,408,906
    2,423,248              6.69                     11/01/2017                       2,461,948
    2,830,042              7.36                     02/01/2018                       2,872,371
    2,515,753              6.52                     06/01/2018                       2,539,804
    2,386,872              6.87                     03/01/2019                       2,427,902
    5,375,289              7.13                     05/01/2020                       5,493,707
    3,399,219              6.71                     12/01/2020                       3,457,685
    3,642,416              6.85                     01/01/2021                       3,756,824
      920,163              6.81                     08/01/2022                         942,164
    2,732,609              7.99                     01/01/2023                       2,789,650
    3,469,960              6.51                     07/01/2028                       3,490,884
    1,847,875              6.80                     01/01/2031                       1,904,752
                                                                                  ------------
                                                                                  $ 33,546,597
 ---------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp. (FHLMC) - 16.1%
  $   908,645              6.50%                    04/01/2013                    $    891,317
    1,841,891              6.50                     05/01/2013                       1,806,785
      924,267              6.50                     06/01/2013                         906,641
    5,942,776              5.50                     01/01/2014                       5,593,638
    4,248,684              8.00                     01/01/2028                       4,336,292
      758,462              7.00                     08/01/2028                         745,189
    1,017,392              7.00                     09/01/2028                         999,588
    6,994,245              7.00                     09/01/2029                       6,873,664
   13,000,000              7.50                     TBA-30 yr*                      13,030,000
                                                                                  ------------
                                                                                  $ 35,183,114
 ---------------------------------------------------------------------------------------------
  Federal National Mortgage Association (FNMA) - 8.3%
  $ 3,854,534              7.00%                    10/01/2002                    $  3,867,022
    1,004,396              8.50                     05/01/2010                       1,029,817
       32,712              6.00                     08/01/2010                          31,669
       31,015              6.00                     11/01/2010                          30,027
       92,864              6.00                     01/01/2011                          89,730
      141,407              6.00                     02/01/2011                         136,778
    4,542,829              6.00                     03/01/2011                       4,395,900
    1,926,070              6.00                     04/01/2011                       1,862,288
    2,128,103              6.00                     05/01/2011                       2,056,280
      331,372              6.00                     06/01/2011                         320,188
      234,400              6.00                     07/01/2011                         226,489
      661,331              6.00                     09/01/2011                         639,011
       61,249              6.00                     12/01/2011                          59,181
       67,423              6.00                     01/01/2012                          65,148
      349,529              6.00                     03/01/2012                         337,733
 ---------------------------------------------------------------------------------------------

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value

  Mortgage Backed Obligations - (continued)
  Federal National Mortgage Association (FNMA) - (continued)
  $   253,206              6.00%                      04/01/2013                     $    244,661
      322,006              6.00                       11/01/2013                          311,138
      553,742              6.00                       01/01/2014                          526,914
    2,025,596              6.00                       03/01/2014                        1,885,703
                                                                                     ------------
                                                                                     $ 18,115,677
 ------------------------------------------------------------------------------------------------
  Government National Mortgage Association (GNMA) - 5.8%
  $ 1,058,601              6.50%                      06/15/2008                     $  1,045,983
      609,251              6.50                       07/15/2008                          601,989
    1,914,366              6.50                       08/15/2008                        1,891,547
    1,159,194              6.50                       09/15/2008                        1,145,376
      187,778              6.50                       10/15/2008                          185,539
       53,699              6.50                       11/15/2008                           53,059
      134,371              9.00                       12/15/2008                          140,630
       95,095              6.50                       01/15/2009                           93,847
      181,069              9.00                       01/15/2009                          189,767
       15,761              6.50                       03/15/2009                           15,573
       79,145              6.50                       04/15/2009                           78,106
      814,805              6.50                       05/15/2009                          804,106
       80,097              6.50                       07/15/2009                           79,046
       81,580              6.50                       11/15/2009                           80,509
       63,240              9.00                       01/15/2010                           66,429
      578,502              9.00                       07/15/2012                          604,893
    3,959,961              7.00                       10/15/2023                        3,910,461
    1,839,091              6.50                       08/15/2027                        1,768,966
                                                                                     ------------
                                                                                     $ 12,755,826
 ------------------------------------------------------------------------------------------------
  Collateralized Mortgage Obligations - 41.4%
  Interest Only. - 0.3%
  FHLMC Series 1161, Class U
  $    23,190             12.00%                      11/15/2021                     $    637,302
 ------------------------------------------------------------------------------------------------
  Inverse Floater# - 2.0%
  FNMA Remic Trust Series 1990-134, Class SC
  $   968,144             13.44%                      11/25/2020                     $  1,045,295
  FNMA Remic Trust Series 1991-42, Class S
      392,814              8.16                       05/25/2021                          369,520
  FNMA Remic Trust Series 1993-164, Class SD
    1,500,000              7.07                       09/25/2008                        1,400,430
  FNMA Remic Trust Series 1993-231, Class SA
    1,681,686              6.19                       12/25/2008                        1,539,399
                                                                                     ------------
                                                                                     $  4,354,644
 ------------------------------------------------------------------------------------------------
  Inverse Floating Rate - Interest Only#. - 0.0%
  FHLMC Series 1684, Class JD
  $ 1,190,506              3.94%                      08/15/2020                     $     46,656
  FNMA Remic Trust Series 1993-110, Class SC
      331,660              3.74                       04/25/2019                            3,505
                                                                                     ------------
                                                                                     $     50,161
 ------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Statement of Investments
October 31, 1999

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value

  Mortgage Backed Obligations - (continued)
  Planned Amortization Class (PAC) CMOs - 15.5%
  FHLMC Series 1556, Class G
  $ 2,000,000              6.35%                      10/15/2010                     $  1,990,620
  FHLMC Series 16, Class PG
    7,500,000              6.35                       03/25/2018                        7,474,200
  FHLMC Series 1916, Class PC
    3,700,000              6.75                       12/15/2011                        3,638,136
  FHLMC Series 1987, Class L
    4,000,000              6.20                       08/25/2022                        3,830,280
  FHLMC Series 2055, Class OD
    3,000,000              6.00                       01/15/2012                        2,860,290
  FHLMC Series 2130, Class QY
    2,810,256              8.50                       02/15/2019                        2,928,174
  FHLMC Series 2149, Class TF
    1,500,000              6.50                       05/15/2024                        1,439,565
  FNMA Remic Trust Series 1997-84, Class PA
    4,000,000              5.90                       11/25/2021                        3,803,720
  FNMA Remic Trust Series G93-31, Class PJ
    3,000,000              6.55                       10/25/2020                        2,960,970
  FNMA Series G93-32, Class PH
    3,000,000              6.50                       11/25/2022                        2,927,460
                                                                                     ------------
                                                                                     $ 33,853,415
 ------------------------------------------------------------------------------------------------
  Planned Amortization-Interest Only. - 0.2%
  FHLMC Series 1587, Class HA
  $ 4,410,726              6.50%                      10/15/2008                     $    369,619
 ------------------------------------------------------------------------------------------------
  Principal Only& - 1.3%
  FNMA Remic Trust Series G92-28, Class A
  $ 3,364,206              6.09%                      05/25/2007                     $  2,828,524
 ------------------------------------------------------------------------------------------------
  Regular Floater CMOs# - 0.7%
  FHLMC Series 1684, Class JC
  $ 1,190,506              5.06%                      08/15/2020                     $  1,180,827
  FNMA Remic Trust Series 1993-110, Class FC
      331,660              5.26                       04/25/2019                          329,895
                                                                                     ------------
                                                                                     $  1,510,722
 ------------------------------------------------------------------------------------------------
  Sequential Fixed Rate CMOs - 19.9%
  FHLMC Series 1033, Class G
  $ 1,238,318              8.00%                      01/15/2006                     $  1,260,372
  FHLMC Series 1468, Class ZB
    5,026,891              9.00                       02/15/2021                        5,324,685
  FHLMC Series 1812, Class D
    1,213,885              6.00                       07/15/2008                        1,206,674
  FHLMC Series 1998, Class DB
    3,012,161              9.50                       01/17/2025                        3,128,611
  FHLMC Series 2152, Class AB
    2,965,868              6.25                       01/15/2026                        2,837,565
  FNMA Remic Trust Series 1960-16, Class E
    6,056,201              9.00                       03/25/2020                        6,357,254
  FNMA Remic Trust Series 1989-74, Class J
    1,607,403              9.80                       10/25/2019                        1,692,852
  FNMA Remic Trust Series 1992-119, Class Z
    3,565,208              8.00                       07/25/2022                        3,568,880
  FNMA Remic Trust Series 1993-33, Class ZA
    6,707,326              7.50                       09/25/2021                        6,730,735
 ------------------------------------------------------------------------------------------------

   Principal             Interest                    Maturity
     Amount                Rate                        Date                            Value

  Mortgage Backed Obligations - (continued)
  Sequential Fixed Rate CMOs - (continued)
  FNMA Remic Trust Series G97-4, Class C
  $   7,789,185              7.50%                   06/17/2024                  $  7,800,479
  FNMA Series 1988-12, Class A
      2,089,166             10.00                    02/25/2018                     2,188,382
  GNMA Remic Trust Series 1995-3, Class DQ
      1,345,071              8.05                    06/16/2025                     1,375,469
                                                                                 ------------
                                                                                 $ 43,471,958
 --------------------------------------------------------------------------------------------
  Super Floater# - 0.7%
  FNMA Remic Trust Series 88-12, Class B
  $   1,649,342              2.98%                   02/25/2018                  $  1,585,672
 --------------------------------------------------------------------------------------------
  Support - 0.8%
  FHLMC Series 16, Class M
  $   2,000,000              7.00%                   08/25/2023                  $  1,868,420
 --------------------------------------------------------------------------------------------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                      $ 90,530,437
 --------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (Cost $204,106,315)                                                            $201,255,907
 --------------------------------------------------------------------------------------------
  Agency Debentures - 6.9%
  Federal Farm Credit Bank
  $   3,600,000              5.88%                   07/02/2001                  $  3,578,040
  Federal Home Loan Bank
      1,600,000              5.13                    02/26/2002                     1,559,280
  Federal Home Loan Mortgage Corp.
      3,000,000              5.63                    02/20/2004                     2,880,600
  Federal National Mortgage Association
      1,600,000              5.75                    04/15/2003                     1,570,125
  Small Business Administration
      1,379,731              7.20                    06/01/2017                     1,373,964
      1,906,996              6.30                    05/01/2018                     1,808,482
      2,397,019              6.30                    06/01/2018                     2,273,260
 --------------------------------------------------------------------------------------------
  TOTAL AGENCY DEBENTURES
  (Cost $15,414,333)                                                             $ 15,043,751
 --------------------------------------------------------------------------------------------
  U.S. Treasury Obligation - 1.1%
  United States Treasury Note
  $   2,500,000              5.75%                   11/30/2002                  $  2,489,450
 --------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATION
  (Cost $2,495,312)                                                              $  2,489,450
 --------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND


   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value

  Repurchase Agreement - 8.4%

  Joint Repurchase Agreement Account
  $18,300,000              5.33%                      11/01/1999                     $ 18,300,000
 ------------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $18,300,000)                                                                 $ 18,300,000
 ------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $240,315,960)                                                                $237,089,108
 ------------------------------------------------------------------------------------------------

 # Variable rate security. Coupon rate disclosed is that which is in effect at
   October 31, 1999.
 * TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/ -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
 . Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated coupon due to the amortization of related premiums.
 & Security is issued with a zero coupon. The interest rate disclosed represents effective yield to maturity.
 @ A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

      The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS GOVERNMENT INCOME FUND

Statement of Investments
October 31, 1999

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value

  Mortgage Backed Obligations - 59.7%
  Federal Home Loan Mortgage Corp. (FHLMC) - 27.3%
  $ 2,717,899              6.50%                      08/01/2010                     $  2,685,257
      737,780              6.00                       12/01/2013                          710,113
    6,933,244              5.50                       01/01/2014                        6,529,866
       26,891              7.00                       03/01/2024                           26,547
       80,967              7.00                       04/01/2024                           79,930
      617,611              7.00                       08/01/2028                          606,803
      800,220              7.00                       09/01/2028                          786,216
    3,381,304              7.00                       04/01/2029                        3,322,248
      999,183              7.00                       09/01/2029                          981,957
    1,998,341              7.00                       10/01/2029                        1,963,889
    3,000,000              7.00                       TBA-30 yr*                        2,947,500
   11,500,000              7.50                       TBA-30 yr*                       11,521,563
                                                                                     ------------
                                                                                     $ 32,161,889
 ------------------------------------------------------------------------------------------------
  Federal National Mortgage Association (FNMA) - 4.1%
  $   348,545              6.50%                      08/01/2025                     $    336,562
      209,128              6.50                       09/01/2025                          201,676
      210,038              6.50                       10/01/2025                          202,554
      282,411              6.50                       11/01/2025                          272,967
      361,374              6.50                       12/01/2025                          347,094
       18,025              6.50                       05/01/2026                           17,383
       39,108              6.50                       03/01/2028                           37,471
      738,942              6.50                       04/01/2028                          707,995
      952,159              6.50                       05/01/2028                          912,282
      766,401              6.50                       06/01/2028                          734,305
      909,894              6.50                       07/01/2028                          871,788
       99,488              6.50                       08/01/2028                           95,322
      101,179              6.50                       09/01/2028                           96,942
                                                                                     ------------
                                                                                     $  4,834,341
 ------------------------------------------------------------------------------------------------
  Government National Mortgage Association (GNMA) - 12.2%
  $    83,773              9.00%                      10/15/2019                     $     88,564
       73,768              9.00                       12/15/2019                           77,986
      195,381              7.00                       03/15/2023                          192,939
      566,263              7.00                       05/15/2023                          559,184
      190,239              7.00                       06/15/2023                          187,861
    1,531,766              7.00                       07/15/2023                        1,512,619
      552,095              7.00                       08/15/2023                          545,194
      569,654              7.00                       09/15/2023                          562,534
    1,253,015              7.00                       10/15/2023                        1,236,289
      489,100              7.00                       11/15/2023                          482,987
      580,818              7.00                       12/15/2023                          573,558
      925,188              6.50                       03/15/2028                          884,129
      973,729              6.50                       10/15/2028                          930,515
      998,098              6.50                       11/15/2028                          954,562
      480,467              6.50                       01/15/2029                          459,144
    3,897,480              6.50                       02/15/2029                        3,724,510
      471,805              6.50                       03/15/2029                          451,042
      466,597              6.50                       04/15/2029                          445,889
      426,401              6.50                       05/15/2029                          407,478
      111,804              6.50                       08/15/2029                          106,893
                                                                                     ------------
                                                                                     $ 14,383,877
 ------------------------------------------------------------------------------------------------

   Principal            Interest                     Maturity
    Amount                Rate                         Date                            Value

 Mortgage Backed Obligations - (continued)
  Collateralized Mortgage Obligations - 16.1%
  Interest Only. - 0.1%
  FNMA Interest-Only Stripped Security Series 151, Class 2
  $   273,991               9.50%                   07/01/2022                   $     78,173
 --------------------------------------------------------------------------------------------
  Inverse Floater# - 2.2%
  FNMA Remic Trust Series 1993-164, Class SD
  $   500,000               7.07%                   09/25/2008                   $    466,810
  FNMA Remic Trust Series 1993-231, Class SA
    1,261,264               6.19                    12/25/2008                      1,154,549
  FNMA Remic Trust Series 1993-138, Class SM
      921,052               9.47                    12/25/2021                        935,770
                                                                                 ------------
                                                                                 $  2,557,129
 --------------------------------------------------------------------------------------------
  Inverse Floating Rate--Interest Only#. - 0.2%
  Salomon Brothers Mortgage Securities VII Series 1996-6E, Class A2
  $ 7,535,771             3.66%                     03/30/2025                   $    202,938
 --------------------------------------------------------------------------------------------
  Non-Agency CMOs - 1.2%
  Commercial Mortgage Asset Trust Series 1999-C1, Class A3
  $   250,000             6.64%                     09/17/2010                   $    236,388
  CS First Boston Mortgage Securities Corp. Series 1997-C2, Class A2
      800,000             6.52                      07/17/2007                        768,688
  First Union-Lehman Brothers Commercial Mortgage Services Series 1997-
  C1, Class A2
      400,000             7.30                      12/18/2006                        400,308
                                                                                 ------------
                                                                                 $  1,405,384
 --------------------------------------------------------------------------------------------
  Planned Amortization Class (PAC) CMOs - 7.3%
  FHLMC Series 2055, Class OD
  $ 4,000,000             6.00%                     01/15/2012                   $  3,813,720
  FNMA Remic Trust Series 1997-84, Class PB
    2,000,000             5.50                      01/25/2008                      1,889,360
  GE Capital Mortgage Services, Inc. Series 1997-8, Class A13
    2,923,705             7.25                      10/25/2027                      2,922,030
                                                                                 ------------
                                                                                 $  8,625,110
 --------------------------------------------------------------------------------------------
  Principal Only& - 0.1%
  FNMA Remic Trust Series G-35, Class N
  $   233,517             6.22%                     10/25/2021                   $    185,250
 --------------------------------------------------------------------------------------------
  Sequential Fixed Rate CMOs - 2.3%
  Citicorp Mortgage Securities, Inc. Series 1993-11, Class A6
  $   400,489             6.25%                     09/25/2008                   $    387,417
  FNMA Remic Trust Series 1998-58, Class VA
      917,663             6.00                      10/25/2008                        882,186
  GE Capital Mortgage Services, Inc. Series 1995-1, Class A8
    1,406,403             8.40                      02/25/2025                      1,407,121
                                                                                 ------------
                                                                                 $  2,676,724
 --------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Statement of Investments
October 31, 1999

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value

  Mortgage Backed Obligations - (continued)
  Support - 2.7%
  FHLMC Series 16, Class M
  $ 1,000,000              7.00%                      08/25/2023                     $    934,210
  Housing Securities, Inc. Series 1994-1, Class A13
    1,455,585              6.50                       03/25/2009                        1,324,218
  Salomon Brothers Mortgage Securities VII Series 1996-6H, Class A1
    1,000,000              6.00                       09/30/2008                          950,400
                                                                                     ------------
                                                                                     $  3,208,828
 ------------------------------------------------------------------------------------------------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                          $ 18,939,536
 ------------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (Cost $71,701,778)                                                                 $ 70,319,643
 ------------------------------------------------------------------------------------------------
  Agency Debentures - 10.7%
  Federal Home Loan Bank
  $ 1,000,000              5.68%                      12/03/2007                     $    974,840
  Federal Home Loan Mortgage Corp.
    4,000,000              5.75                       07/15/2003                        3,898,680
  Financing Corp. Stripped Securities - Principal Only&
    2,000,000              7.10                       03/07/2013                          785,620
  Small Business Administration
    1,776,208              6.70                       12/01/2016                        1,722,868
    1,504,151              7.15                       03/01/2017                        1,487,380
    1,234,662              7.50                       04/01/2017                        1,243,687
      713,773              7.30                       05/01/2017                          711,846
      953,498              6.30                       05/01/2018                          904,241
      958,808              6.30                       06/01/2018                          909,304
 ------------------------------------------------------------------------------------------------
  TOTAL AGENCY DEBENTURES
  (Cost $12,972,183)                                                                 $ 12,638,466
 ------------------------------------------------------------------------------------------------
  Asset-Backed Securities - 15.5%
  Auto - 4.3%
  Americredit Automobile Receivables Trust Series 1997-D, Class A3
  $ 1,300,000              6.24%                      09/05/2003                     $  1,288,702
  Arcadia Automobile Receivables Trust Series 1998-C, Class A3
    2,500,000              5.67                       08/15/2006                        2,450,391
  CPS Auto Grantor Trust Series 1996-3, Class A
      962,223              6.30                       08/15/2002                          957,113
  Fasco Auto Trust Series 1996-1, Class A
      234,017              6.65                       11/15/2001                          234,254
  Olympic Automobile Receivables Trust Series 1994-B, Class A2
       66,852              6.85                       06/15/2001                           66,862
                                                                                     ------------
                                                                                     $  4,997,322
 ------------------------------------------------------------------------------------------------

   Principal             Interest                    Maturity
    Amount                 Rate                        Date                            Value

  Asset-Backed Securities - (continued)
  Credit Card - 6.1%
  Discover Card Master Trust I Series 1999-2, Class A
  $ 2,500,000              5.90%                    10/15/2004                   $  2,488,425
  Fingerhut Master Trust Series 1998-2, Class A
    2,750,000              6.23                     02/15/2007                      2,703,168
  MBNA Master Credit Card Trust Series 1998-C, Class A#
    2,000,000              5.46                     11/15/2005                      1,992,500
  Metris Master Trust Series 1996-1, Class A
       39,333              6.45                     02/20/2002                         39,333
                                                                                 ------------
                                                                                 $  7,223,426
 --------------------------------------------------------------------------------------------
  Home Equity# - 1.5%
  AFC Home Equity Loan Trust Series 1997-1, Class A
  $   438,233              5.63%                    03/25/2027                   $    438,812
  First Franklin Mortgage Loan Series 1997-FF2, Class A
      482,102              5.68                     08/25/2028                        481,438
  First Franklin Mortgage Loan Series 1997-FF3, Class A2
      890,619              5.63                     11/20/2027                        886,192
                                                                                 ------------
                                                                                 $  1,806,442
 --------------------------------------------------------------------------------------------
  Lease - 2.9%
  AESOP Funding II LLC Series 1998-1, Class A+
  $ 2,000,000              6.14%                    05/20/2006                   $  1,895,960
  First Sierra Receivables Series 1998-1, Class A4
    1,600,000              5.63                     08/12/2004                      1,555,808
                                                                                 ------------
                                                                                 $  3,451,768
 --------------------------------------------------------------------------------------------
  Manufactured Housing - 0.7%
  Mid-State Trust Series 4, Class A
  $   801,461              8.33%                    04/01/2030                   $    822,916
 --------------------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (Cost $18,608,066)                                                             $ 18,301,874
 --------------------------------------------------------------------------------------------
  Insured Revenue Bond - 1.7%
  New Jersey Economic Development Authority Series A
  $ 2,000,000              7.43%                    02/15/2029                   $  1,977,300
 --------------------------------------------------------------------------------------------
  TOTAL INSURED REVENUE BOND
  (Cost $2,000,000)                                                              $  1,977,300
 --------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 12.2%
  United States Treasury Interest-Only Stripped Securities.
  $   920,000              6.38%                    05/15/2008                   $    537,271
    2,000,000              6.56                     05/15/2012                        889,800
    2,100,000              6.60                     02/15/2014                        828,114
  United States Treasury Principal-Only Stripped Securities&
    2,000,000              6.09                     11/15/2004                      1,467,520
    3,900,000              6.26                     08/15/2005                      2,730,351
    5,950,000              6.55                     11/15/2009                      3,112,623
    5,450,000              6.60                     05/15/2017                      1,739,150
      650,000              6.60                     02/15/2019                        185,250
    3,400,000@             6.57                     05/15/2020                        897,736
 --------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS GOVERNMENT INCOME FUND

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value

  U.S. Treasury Obligations - (continued)
  United States Treasury Bond
  $ 1,400,000              7.88%                      02/15/2021                     $  1,619,184
  United States Treasury Note
      350,000              5.75                       11/30/2002                          348,523
 ------------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $15,197,486)                                                                 $ 14,355,522
 ------------------------------------------------------------------------------------------------
  Repurchase Agreement - 13.2%
  Joint Repurchase Agreement Account
  $15,500,000              5.33%                      11/01/1999                     $ 15,500,000
 ------------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $15,500,000)                                                                 $ 15,500,000
 ------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $135,979,513)                                                                $133,092,805
 ------------------------------------------------------------------------------------------------

 * TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/ -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
 . Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated coupon due to the amortization of related premiums.
 # Variable rate security. Coupon rate disclosed is that which is in effect at
   October 31, 1999.
 & Security is issued with a zero coupon. The interest rate disclosed represents effective yield to maturity.
 ++Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $1,895,960 as of October 31, 1999.
 @ A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

      The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments
October 31, 1999

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value
 ------------------------------------------------------------------------------------------------
  Corporate Bonds - 35.0%
 ------------------------------------------------------------------------------------------------
  Aerospace/Defense - 0.5%
  Raytheon Co.
  $   250,000              6.45%                      08/15/2002                     $    244,800
    1,300,000              5.70                       11/01/2003                        1,226,264
                                                                                     ------------
                                                                                     $  1,471,064
 ------------------------------------------------------------------------------------------------
  Airlines - 1.1%
  Continental Airlines, Inc.
  $   325,234              7.75%                      07/02/2014                     $    326,388
      529,965              8.56                       07/02/2014                          547,814
  Northwest Airlines, Inc.
    1,989,581              8.97                       01/02/2015                        2,010,590
  NWA Trust
      136,715              8.26                       03/10/2006                          137,332
  US Airways, Inc.
      522,974              6.76                       04/15/2008                          486,167
                                                                                     ------------
                                                                                     $  3,508,291
 ------------------------------------------------------------------------------------------------
  Automotive - 2.9%
  Chrysler Financial Corp.
  $   430,000              6.09%                      04/06/2001                     $    428,280
  DaimlerChrysler NA Holding Corp.
    1,000,000              6.90                       09/01/2004                          997,240
  Ford Capital BV
      325,000              9.88                       05/15/2002                          347,958
  Ford Motor Co.
      500,000              6.63                       10/01/2028                          444,785
  Ford Motor Credit Co.
      150,000              6.00                       01/14/2003                          146,530
      740,000              6.13                       04/28/2003                          722,899
  General Motors Acceptance Corp.
    1,500,000              6.10                       06/01/2001                        1,484,226
      375,000              9.63                       12/15/2001                          396,555
    1,500,000              5.91                       03/11/2002                        1,472,505
  The Hertz Corp.
    1,075,000              6.70                       06/15/2002                        1,070,550
    1,200,000              6.00                       01/15/2003                        1,166,976
      500,000              7.00                       07/15/2003                          495,670
                                                                                     ------------
                                                                                     $  9,174,174
 ------------------------------------------------------------------------------------------------
  Automotive Parts - 0.7%
  The Pep Boys-Manny, Moe & Jack
  $   550,000              6.75%                      03/10/2004                     $    506,897
      100,000              6.52                       07/16/2007                           94,988
  TRW, Inc.++
    1,600,000              6.63                       06/01/2004                        1,552,379
                                                                                     ------------
                                                                                     $  2,154,264
 ------------------------------------------------------------------------------------------------
  Broker Dealer - 0.1%
  World Financial Properties++
  $   473,237              6.91%                      09/01/2013                     $    450,806
 ------------------------------------------------------------------------------------------------
  Building Materials - 0.5%
  Owens Corning
  $ 1,445,000              7.50%                      05/01/2005                     $  1,391,636
 ------------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
 ------------------------------------------------------------------------------------------------
  Corporate Bonds - (continued)
 ------------------------------------------------------------------------------------------------
  Commercial Banks - 5.0%
  Bank of America Corp.
  $  110,000              7.75%                      07/15/2002                     $    112,593
     400,000              7.50                       10/15/2002                          407,004
     730,000              7.88                       12/01/2002                          749,761
   1,200,000              9.20                       05/15/2003                        1,286,995
     700,000              6.38                       05/15/2005                          678,776
     810,000              7.25                       10/15/2025                          757,293
  Bayerische Landesbank Girozentrale
     600,000              5.88                       12/01/2008                          547,524
  Citicorp
     900,000              8.00                       02/01/2003                          930,078
  Dime Bancorp, Inc.
     810,000              6.38                       01/30/2001                          802,767
  First Union Corp.
   1,200,000              7.10                       08/15/2004                        1,205,112
  Long Island Savings Bank
   2,650,000              6.20                       04/02/2001                        2,610,488
  Merita Bank Ltd.
     650,000              6.50                       04/01/2009                          599,710
  National Westminster Bank PLC
     790,000              7.38                       10/01/2009                          783,688
  Security Pacific Corp.
     995,000             11.50                       11/15/2000                        1,042,850
  The Bank of New York Co., Inc.
   1,100,000              7.88                       11/15/2002                        1,135,167
  The Money Store, Inc.
     630,000              7.30                       12/01/2002                          636,206
  Wells Fargo & Co.
   1,440,000              6.63                       07/15/2004                        1,427,774
                                                                                    ------------
                                                                                    $ 15,713,786
 -----------------------------------------------------------------------------------------------
  Conglomerates - 0.9%
  Tyco International Group SA
  $  975,000              5.88%                      11/01/2004                     $    918,060
   1,850,000              6.38                       06/15/2005                        1,766,399
                                                                                    ------------
                                                                                    $  2,684,459
 -----------------------------------------------------------------------------------------------
  Consumer Cyclicals - 0.4%
  Cendant Corp.
  $1,100,000              7.50%                      12/01/2000                     $  1,102,486
  USI American Holdings, Inc.
     150,000              7.25                       12/01/2006                          138,734
                                                                                    ------------
                                                                                    $  1,241,220
 -----------------------------------------------------------------------------------------------
  Consumer Non-Durables - 0.2%
  AMETEK, Inc.
  $  600,000              7.20%                      07/15/2008                     $    546,312
 -----------------------------------------------------------------------------------------------
  Consumer Products - 0.5%
  Nabisco, Inc.
  $1,650,000              6.00%                      02/15/2001                     $  1,629,095
 -----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments
October 31, 1999

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value
 ------------------------------------------------------------------------------------------------
  Corporate Bonds - (continued)
 ------------------------------------------------------------------------------------------------
  Credit Card Banks - 1.5%
  Capital One Bank
  $   600,000              6.66%                      02/03/2000                     $    600,090
      400,000              6.88                       04/24/2000                          400,212
      800,000              6.58                       04/17/2001                          798,160
      650,000              6.15                       06/01/2001                          639,931
    1,000,000              6.48                       01/28/2002                          983,330
      350,000              6.38                       02/15/2003                          337,505
  Capital One Financial Corp.
      355,000              7.25                       12/01/2003                          346,278
  Providian National Bank
      705,000              6.65                       02/01/2004                          677,519
                                                                                     ------------
                                                                                     $  4,783,025
 ------------------------------------------------------------------------------------------------
  Electric - 0.8%
  Cal Energy Corp.++
  $   116,825              6.77%                      09/15/2003                     $    113,742
  Mid American Energy Holdings Corp.
    1,000,000              7.23                       09/15/2005                          989,420
  Niagara Mohawk Power Corp.
      650,000              6.88                       04/01/2003                          652,067
      400,000              7.38                       08/01/2003                          401,728
      314,000              8.00                       06/01/2004                          322,808
  Salton Sea Funding Corp.
       56,550              7.02                       05/30/2000                           56,644
                                                                                     ------------
                                                                                     $  2,536,409
 ------------------------------------------------------------------------------------------------
  Energy - 1.1%
  Norsk Hydro ASA
  $   260,000              7.15%                      01/15/2029                     $    232,830
  Occidental Petroleum Corp.
      505,000              6.50                       04/01/2005                          487,365
      425,000              7.65                       02/15/2006                          421,851
      375,000              7.20                       04/01/2028                          335,730
  The Williams Cos., Inc.
    2,030,000              6.13                       02/15/2002                        1,996,119
                                                                                     ------------
                                                                                     $  3,473,895
 ------------------------------------------------------------------------------------------------
  Finance Companies - 1.8%
  Associates Corp. of North America
  $   950,000              5.75%                      11/01/2003                     $    914,686
    1,000,000              6.00                       07/15/2005                          950,800
  Comdisco, Inc.
    3,000,000              6.13                       01/15/2003                        2,881,620
  Household Finance Corp.
      900,000              5.88                       11/01/2002                          872,859
                                                                                     ------------
                                                                                     $  5,619,965
 ------------------------------------------------------------------------------------------------
  Environmental - 1.0%
  Republic Services, Inc.
  $ 1,545,000              6.63%                      05/15/2004                     $  1,413,969
  Waste Management, Inc.
    1,225,000              6.25                       10/15/2000                        1,182,725
      700,000              6.38                       12/01/2003                          607,845
                                                                                     ------------
                                                                                     $  3,204,539
 ------------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
 ------------------------------------------------------------------------------------------------
  Corporate Bonds - (continued)
 ------------------------------------------------------------------------------------------------
  Insurance Companies - 1.2%
  American General Finance Corp.
  $1,200,000              6.55%                      06/24/2002                     $ 1,191,540
     780,000              5.75                       11/01/2003                         746,460
  Conseco, Inc.
   1,190,000              8.50                       10/15/2002                       1,191,011
  MIC Financing Trust I++
     360,000              8.38                       02/01/2027                         330,578
  PXRE Capital Trust I
     165,000              8.85                       02/01/2027                         120,775
                                                                                    -----------
                                                                                    $ 3,580,364
 ----------------------------------------------------------------------------------------------
  Media-Cable - 1.4%
  Time Warner Entertainment Co.
  $2,850,000              9.63%                      05/01/2002                     $ 3,016,411
  Time Warner, Inc.
     400,000              7.98                       08/15/2004                         411,632
   1,000,000              6.85                       01/15/2026                         993,330
                                                                                    -----------
                                                                                    $ 4,421,373
 ----------------------------------------------------------------------------------------------
  Media-Non Cable - 3.3%
  CBS Corp.
  $  665,000              6.88%                      09/01/2003                     $   656,242
  J. Seagram & Sons, Inc.
   1,050,000              6.25                       12/15/2001                       1,034,019
  News America Holdings, Inc.
   1,000,000              8.63                       02/01/2003                       1,034,110
   1,500,000              8.50                       02/15/2005                       1,557,570
     400,000              8.00                       10/17/2016                         394,176
     600,000              7.13                       04/08/2028                         525,408
  PanAmSat Corp.
   2,650,000              6.13                       01/15/2005                       2,369,497
  Viacom, Inc.
   2,250,000              6.75                       01/15/2003                       2,221,448
     455,000              7.75                       06/01/2005                         461,115
                                                                                    -----------
                                                                                    $10,253,585
 ----------------------------------------------------------------------------------------------
  Mortgage Banks - 1.8%
  Countrywide Capital Corp. III
  $1,080,000              8.05%                      06/15/2027                     $ 1,032,296
  Countrywide Funding Corp.
   1,000,000              6.97                       03/28/2003                         999,720
  Countrywide Home Loans, Inc.
     400,000              6.45                       02/27/2003                         393,772
     200,000              6.70                       03/10/2005                         193,724
  Homeside Lending, Inc.
   1,760,000              6.20                       05/15/2003                       1,702,378
   1,360,000              6.75                       08/01/2004                       1,331,290
                                                                                    -----------
                                                                                    $ 5,653,180
 ----------------------------------------------------------------------------------------------
  REIT - 1.5%
  Developers Diversified Realty Corp.
  $1,400,000              6.84%                      12/16/2004                     $ 1,305,388
  Highwoods Properties, Inc.
     835,000              6.75                       12/01/2003                         787,179
 ----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS CORE FIXED INCOME FUND

   Principal                 Interest                  Maturity
    Amount                     Rate                      Date                           Value
  Corporate Bonds - (continued)
  REIT - (continued)
  Liberty Property LP
  $   115,000                 7.10%                   08/15/2004                   $   109,896
  Meditrust Cos.
      750,000                 7.38                    07/15/2000                       732,285
      390,000                 7.82                    09/10/2026                       345,205
  Simon Property Group LP
    1,495,000                 6.63                    06/15/2003                     1,436,924
                                                                                   -----------
                                                                                   $ 4,716,877
 ---------------------------------------------------------------------------------------------
  Retailers - 0.6%
  Federated Department Stores, Inc.
  $ 1,400,000                 8.50%                   06/15/2003                   $ 1,456,140
  Sears Roebuck Acceptance Corp.
      500,000                 6.41                    11/19/2002                       489,345
                                                                                   -----------
                                                                                   $ 1,945,485
 ---------------------------------------------------------------------------------------------
  Supermarkets - 0.7%
  Fred Meyer, Inc.
  $   700,000                 7.38%                   03/01/2005                   $   692,643
  Safeway, Inc.
    1,565,000                 6.05                    11/15/2003                     1,504,685
                                                                                   -----------
                                                                                   $ 2,197,328
 ---------------------------------------------------------------------------------------------
  Telecommunications - 4.3%
  360 Communications Co.
  $ 1,015,000                 7.13%                   03/01/2003                   $ 1,017,943
  Metronet Communications Corp.+
    1,045,000            0.00/9.95                    06/15/2008                       812,487
  Cable & Wireless Communications PLC
    1,360,000                 6.38                    03/06/2003                     1,355,485
  MCI Worldcom, Inc.
    1,400,000                 6.25                    08/15/2003                     1,370,404
    1,125,000                 6.40                    08/15/2005                     1,095,750
      450,000                 8.88                    01/15/2006                       473,742
  Sprint Capital Corp.
    1,440,000                 5.88                    05/01/2004                     1,376,309
      400,000                 6.88                    11/15/2028                       361,036
  Tele-Communications, Inc.
      100,000                 7.38                    02/15/2000                       100,390
  Telecom de Puerto Rico+
      470,000                 6.15                    05/15/2002                       459,519
      590,000                 6.65                    05/15/2006                       559,639
  TKR Cable, Inc.
    2,195,000                10.50                    10/30/2007                     2,310,457
  US West Capital Funding, Inc.
    1,500,000                 6.88+                   08/15/2001                     1,496,220
      600,000                 6.88                    07/15/2028                       528,258
                                                                                   -----------
                                                                                   $13,317,639
 ---------------------------------------------------------------------------------------------
  Tobacco - 1.2%
  Philip Morris Cos., Inc.
  $   550,000                 8.75%                   06/01/2001                   $   562,289
    2,250,000                 7.13                    08/15/2002                     2,253,532
 ---------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Corporate Bonds - (continued)
  Tobacco - (continued)
  R.J. Reynolds Tobacco Holdings, Inc.+
  $1,030,000              7.38%                      05/15/2003                     $  1,011,254
                                                                                    ------------
                                                                                    $  3,827,075
 -----------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (Cost $112,772,087)                                                               $109,495,846
 -----------------------------------------------------------------------------------------------
  Agency Debentures - 0.7%
  Small Business Administration
  $2,397,019              6.30%                      06/01/2018                     $  2,273,261
 -----------------------------------------------------------------------------------------------
  TOTAL AGENCY DEBENTURES
  (Cost $2,397,019)                                                                 $  2,273,261
 -----------------------------------------------------------------------------------------------
  Asset-Backed Securities - 9.6%
  Auto - 3.2%
  Americredit Automobile Receivables Trust Series 1998-A, Class A3
  $2,500,000              5.88%                      12/05/2003                     $  2,467,188
  Chevy Chase Auto Receivables Trust Series 1995-2 Class A
      20,915              5.80                       06/15/2002                           20,869
  Olympic Automobile Receivables Trust Series 1994-B, Class A2
      38,943              6.85                       06/15/2001                           38,949
  Onyx Acceptance Auto Trust Series 1999-D, Class A4
   2,600,000              7.00                       11/15/2004                        2,599,350
  Union Acceptance Corp. Series 1999-A, Class A5#
   5,000,000              5.87                       09/08/2006                        4,887,250
                                                                                    ------------
                                                                                    $ 10,013,606
 -----------------------------------------------------------------------------------------------
  Credit Card - 0.3%
  Discover Card Master Trust I Series 1996-4, Class B#
  $  850,000              5.96%                      10/16/2013                     $    838,576
 -----------------------------------------------------------------------------------------------
  Home Equity - 3.0%
  Aames Mortgage Trust Series 1998-B, Class A6F
  $3,500,000              6.45%                      09/15/2028                     $  3,349,360
  AFC Home Equity Loan Trust Series 1997-1, Class A#
     321,371              5.63                       07/25/2027                          321,795
  First Franklin Mortgage Loan Series 1997-FF3, Class A2
     556,826              5.61                       11/20/2027                          554,058
  IMC Home Equity Loan Trust Series 1998-3, Class A8
   5,200,000              6.34                       08/20/2029                        4,995,796
                                                                                    ------------
                                                                                    $  9,221,009
 -----------------------------------------------------------------------------------------------
  Lease - 1.0%
  AESOP Funding II LLC Series 1998-1, Class A+
  $3,400,000              6.14%                      05/20/2006                     $  3,223,132
 -----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments
October 31, 1999

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Asset-Backed Securities - (continued)
  Manufactured Housing - 2.1%
  Green Tree Financial Corp. Series 1998-6 Class M1
  $4,250,000              6.63%                      06/01/2030                      $ 3,862,187
  Mid-State Trust Series 4, Class A
   2,671,564              8.33                       04/01/2030                        2,743,082
                                                                                     -----------
                                                                                     $ 6,605,269
 -----------------------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (Cost $31,151,571)                                                                 $29,901,592
 -----------------------------------------------------------------------------------------------
  Emerging Market Debt - 1.7%
  Korea Electric Power Corp.
  $  760,000              7.75%                      04/01/2013                      $   666,642
  Pemex Finance Ltd.
     200,000              8.02                       05/15/2007                          180,948
     400,000              8.02++                     05/15/2007                          361,896
     230,000              9.15                       11/15/2018                          224,951
     470,000              9.15++                     11/15/2018                          431,391
  Republic of Korea
     620,000              8.88                       04/15/2008                          648,427
  Republic of Poland#
     310,000              4.00                       10/27/2024                          202,275
   1,260,000              5.00                       10/27/2014                        1,115,100
  YPF Sociedad Anonima
      70,244              7.00                       10/26/2002                           69,473
   1,264,809              7.50                       10/26/2002                        1,263,899
 -----------------------------------------------------------------------------------------------
  TOTAL EMERGING MARKET DEBT
  (Cost $5,400,600)                                                                  $ 5,165,002
 -----------------------------------------------------------------------------------------------
  Mortgage Backed Obiligations - 42.6%
  Federal Home Loan Mortgage Corp. (FHLMC) - 14.7%
  $  148,163              8.00%                      08/01/2010                      $   151,452
     248,005              6.00                       03/01/2014                          238,705
   1,649,660              6.00                       06/01/2014                        1,587,798
     119,651              7.00                       10/01/2017                          118,006
     401,717              7.50                       06/01/2024                          404,477
     671,403              7.00                       10/01/2027                          663,641
   1,030,389              7.00                       06/01/2028                        1,012,358
   1,887,552              7.00                       07/01/2028                        1,854,520
     676,521              7.00                       08/01/2028                          664,682
     219,857              7.00                       11/01/2028                          216,009
   1,011,941              7.00                       12/01/2028                          994,232
   1,470,388              7.00                       01/01/2029                        1,444,656
     907,817              7.00                       04/01/2029                          892,167
   5,994,409              7.00                       09/01/2029                        5,891,066
   1,998,341              7.00                       10/01/2029                        1,963,889
   6,000,000              7.00                       TBA-30 yr*                        5,895,000
  22,000,000              7.50                       TBA-30 yr*                       22,045,000
                                                                                     -----------
                                                                                     $46,037,658
 -----------------------------------------------------------------------------------------------

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value
  Mortgage Backed Obiligations - (continued)
  Federal National Mortgage Association (FNMA) - 8.3%
  $    69,120              6.50%                      02/01/2026                      $    66,592
      220,327              6.50                       08/01/2026                          212,477
      157,200              6.50                       09/01/2027                          150,764
      292,595              6.50                       10/01/2027                          280,616
    1,898,656              6.50                       11/01/2027                        1,819,633
    2,225,839              6.50                       12/01/2027                        2,132,745
      730,672              6.50                       02/01/2028                          700,759
      722,260              6.50                       04/01/2028                          692,012
      314,068              6.50                       06/01/2028                          300,915
    1,113,837              6.50                       07/01/2028                        1,067,269
      166,225              6.50                       08/01/2028                          159,264
      987,357              6.50                       09/01/2028                          946,006
   18,000,000              6.50                       TBA-30 yr*                       17,247,600
                                                                                      -----------
                                                                                      $25,776,652
 ------------------------------------------------------------------------------------------------
  Government National Mortgage Association (GNMA) - 9.0%
  $   176,158              8.00%                      02/15/2017                      $   181,166
       20,646              7.00                       11/15/2022                           20,391
      791,751              7.00                       12/15/2022                          781,981
      500,643              7.00                       01/15/2023                          493,929
      118,676              7.00                       03/15/2023                          117,119
      718,674              7.00                       04/15/2023                          709,691
    1,629,611              7.00                       05/15/2023                        1,609,240
       57,903              7.00                       06/15/2023                           57,180
    1,613,252              7.00                       07/15/2023                        1,591,963
      849,875              7.00                       08/15/2023                          839,251
    2,047,932              7.00                       10/15/2023                        2,018,733
       30,761              7.00                       11/15/2023                           30,376
      956,617              7.00                       12/15/2023                          942,206
      272,006              6.50                       06/15/2028                          259,935
      286,895              6.50                       09/15/2028                          274,163
    2,966,198              6.50                       10/15/2028                        2,836,068
    8,916,302              6.50                       11/15/2028                        8,525,855
    2,466,905              6.50                       01/15/2029                        2,357,688
    2,110,724              6.50                       02/15/2029                        2,017,313
      490,193              6.50                       04/15/2029                          468,438
      755,382              7.00                       04/15/2029                          740,747
      750,481              7.00                       05/15/2029                          735,940
      163,839              6.50                       07/15/2029                          156,568
      249,520              7.00                       08/15/2029                          244,761
      244,618              7.00                       10/15/2029                          239,878
                                                                                      -----------
                                                                                      $28,250,580
 ------------------------------------------------------------------------------------------------
  Collateralized Mortgage Obligations - 10.6%
  Remic Trust Floater# - 1.3%
  FNMA Series 1993-138, Class SM
  $ 3,000,000              9.62%                      12/25/2021                      $ 3,047,940
  Prudential Home Mortgage Securities Co. Series 1992-99, Class A5
    1,000,000              7.87                       12/25/2007                        1,007,360
                                                                                      -----------
                                                                                      $ 4,055,300
 ------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS CORE FIXED INCOME FUND

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Mortgage Backed Obligations - (continued)
  IOette. - 0.1%
  FNMA Series 1992-24, Class N
  $   15,722             15.04%                      03/25/2007                     $    252,813
 -----------------------------------------------------------------------------------------------
  Non-Agency CMOs - 6.5%
  Asset Securitization Corp. Series 1997-D4, Class A1D
  $  900,000              7.49%                      04/14/2029                     $    913,374
  Chase Commercial Mortgage Securities Corp. Series 1997-2 Class A2
   3,100,000              6.60                       11/19/2007                        2,983,998
  Chase Commercial Mortgage Securities Corp. Series 1998-1, Class A2
   3,000,000              6.56                       05/18/2008                        2,870,400
  Commercial Mortgage Acceptance Corp. Series 1998-C1, Class A2
   2,200,000              6.49                       05/15/2008                        2,106,390
  Commercial Mortgage Asset Trust Series 1999-C1, Class A3
     400,000              6.64                       09/17/2010                          378,220
  CS First Boston Mortgage Sercurities Corp. Series 1997-C2, Class A3
   3,250,000              6.55                       11/17/2007                        3,087,143
  First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C1,
  Class A2
     600,000              7.30                       12/18/2006                          600,462
  First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C2,
  Class A2
   1,000,000              6.60                       05/18/2007                          969,030
  JP Morgan Commercial Mortgage Finance Corp. Series 1999-C8, Class A2
   3,000,000              7.40                       07/15/2031                        2,983,301
  Merrill Lynch Mortgage Investors, Inc. Series 1998-C2 Class A2
   3,690,000              6.39                       02/15/2030                        3,498,858
                                                                                    ------------
                                                                                    $ 20,391,176
 -----------------------------------------------------------------------------------------------
  Planned Amortization Class (PAC) CMOs - 1.5%
  FHLMC Series 16, Class PG
  $1,000,000              6.35%                      03/25/2018                     $    996,560
  FHLMC Series 2055, Class OD
   2,000,000              6.00                       01/15/2012                        1,906,860
  FHLMC Series 2149, Class TF
   1,250,000              6.50                       05/15/2024                        1,199,637
  FNMA Remic Trust Series G93-31, Class PJ
     750,000              6.55                       10/25/2020                          740,243
                                                                                    ------------
                                                                                    $  4,843,300
 -----------------------------------------------------------------------------------------------
  Sequential Fixed Rate CMOs - 1.2%
  Collateralized Mortgage Obligation Trust Series 1963, Class Z
  $  670,805              9.00%                      10/20/2020                     $    695,537
  Residential Asset Securitization Trust Series 1997-A3, Class A4
   3,000,000              7.75                       05/25/2027                        3,001,860
                                                                                    ------------
                                                                                      $3,697,397
 -----------------------------------------------------------------------------------------------
  TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS                                                                       $ 33,239,986
 -----------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (Cost $135,222,088)                                                               $133,304,876
 -----------------------------------------------------------------------------------------------

  Principal              Interest                      Maturity
    Amount                 Rate                          Date                             Value
  Sovereign Credit - 1.3%
  Province of Quebec
  $2,185,000               7.50%                      07/15/2023                     $ 2,182,706
     320,000               5.74#                      03/02/2026                         318,089
  Province of Saskatchewan
     275,000               8.50                       07/15/2022                         301,598
  State of Israel&
   6,000,000               6.66                       05/15/2023                       1,255,020
 -----------------------------------------------------------------------------------------------
  TOTAL SOVEREIGN CREDIT
  (Cost $4,410,837)                                                                   $4,057,413
 -----------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 4.2%
  United States Treasury Interest-Only Stripped Securities.
  $5,600,000               6.49%                      05/15/2008                     $ 3,270,344
   2,000,000               6.33                       08/15/2008                       1,148,740
  United States Treasury Principal-Only Stripped Securities&
   4,550,000@              6.59                       05/15/2017                       1,451,951
   4,900,000               6.59                       05/15/2018                       1,465,051
   4,000,000               6.34                       08/15/2025                         795,840
   6,500,000               6.33                       08/15/2026                       1,222,780
  United States Treasury Note
   3,000,000               6.63                       07/31/2001                       3,039,840
  United States Treasury Bond
     500,000               7.88                       02/15/2021                         578,280
 -----------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $13,102,902)                                                                 $12,972,826
 -----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments
October 31, 1999

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value
  Repurchase Agreement - 15.9%
  Joint Repurchase Agreement Account
  $49,700,000              5.33%                      11/01/1999                     $ 49,700,000
 ------------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $49,700,000)                                                                 $ 49,700,000
 ------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $354,157,104)                                                                $346,870,816
 ------------------------------------------------------------------------------------------------

 ++ Securities are exempt from registration under Rule 144A of the Securities
    Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $9,990,556 as of October 31, 1999.

  # Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1999.

  * TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/ -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

  . Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated coupon due to amortization of related premiums.

  + These securities are issued with a zero coupon which increases to the stated rate at a set date in the future.

  & This security is issued with a zero coupon. The interest rate disclosed for this security represents effective yield to maturity.

  @ A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments
October 31, 1999

    Principal             Interest                    Maturity
     Amount!                Rate                        Date                            Value
  Foreign Debt Obligations - 63.8%
  Australian Dollar - 0.4%
  Government of Australia
  AUD 3,100,000             8.75%                    08/15/2008                   $  2,250,767
 ---------------------------------------------------------------------------------------------
  British Pound Sterling - 10.3%
  Abbey National Treasury
  GBP 4,000,000             8.00%                    04/02/2003                   $  6,751,603
  Bank Nederlandse Gemeenten
      2,500,000             6.38                     03/30/2005                      4,043,806
  Lehman Brothers Holdings PLC
      2,900,000             6.95                     06/22/2004                      4,570,854
  Lloyds Bank PLC
      2,900,000             7.75                     06/18/2007                      4,948,211
  North American Capital Corp.
      1,300,000             8.25                     11/17/2003                      2,156,617
  United Kingdom Treasury
     23,574,000             5.00                     06/07/2004                     37,162,124
                                                                                  ------------
                                                                                  $ 59,633,215
 ---------------------------------------------------------------------------------------------
  Danish Krone - 1.9%
  Kingdom of Denmark
  DKK69,000,000             8.00%                    05/15/2003                   $ 10,733,348
 ---------------------------------------------------------------------------------------------
  Euro Currency - 24.7%
  Federal Republic of Germany
  EUR 5,000,000             3.00%                    06/15/2001                   $  5,196,228
     23,000,000             4.50                     08/19/2002                     24,323,768
      9,500,000             5.25                     01/04/2008                     10,101,593
      6,000,000             6.25                     01/04/2024                      6,670,548
  General Motors Acceptance Corp.++
      4,800,000             5.00                     01/18/2005                      5,036,762
  Government of France
     19,000,000             4.50                     07/12/2003                     19,909,164
     14,600,000             8.50                     04/25/2023                     20,511,174
  Republic of Italy
     32,200,000             4.00                     07/15/2004                     32,673,971
     14,600,000             6.50                     11/01/2027                     16,296,089
  Tecnost International NV
      2,200,000             5.38                     07/30/2004                      2,273,030
                                                                                  ------------
                                                                                  $142,992,327
 ---------------------------------------------------------------------------------------------
  German Mark - 3.4%
  Baden Wuerttemberg Finance
  DEM10,000,000             5.38%                    02/05/2010                   $  5,255,797
  Citicorp
      4,500,000             6.25                     09/19/2009                      2,474,563
      1,100,000             5.50                     06/30/2010                        569,576
  Gallaher Group
     10,300,000             5.88                     08/06/2008                      5,257,848
  Halifax Group PLC
      5,000,000             5.63                     07/23/2007                      2,694,427
 ---------------------------------------------------------------------------------------------

     Principal              Interest                  Maturity
      Amount!                 Rate                      Date                          Value
  Foreign Debt Obligations - (continued)
  German Mark - (continued)
  Merrill Lynch Co., Inc.
  DEM    2,500,000            5.38%                  01/04/2009                 $  1,279,969
  Royal Bank of Scotland PLC
         3,700,000            5.25                   07/22/2008                    1,876,048
                                                                                ------------
                                                                                $ 19,408,228
 -------------------------------------------------------------------------------------------
  Japanese Yen - 19.7%
  Asian Development Bank
  JPY1,300,000,000            5.63%                  02/18/2002                 $ 13,992,523
  European Investment Bank
       700,000,000            2.13                   09/20/2007                    6,976,396
  Federal National Mortgage Assn.
       650,000,000            2.13                   10/09/2007                    6,455,116
  Government of Japan
     7,960,000,000            0.90                   12/22/2008                   70,014,484
  International Bank for Reconstruction & Development
       400,000,000            4.50                   06/20/2000                    3,944,217
       350,000,000            5.25                   03/20/2002                    3,756,114
  Republic of Italy
       550,000,000            5.13                   07/29/2003                    6,151,339
       200,000,000            3.80                   03/27/2008                    2,217,048
                                                                                ------------
                                                                                $113,507,237
 -------------------------------------------------------------------------------------------
  New Zealand Dollar - 1.7%
  Government of New Zealand
  NZD   17,900,000            8.00%                  11/15/2006                 $  9,575,618
 -------------------------------------------------------------------------------------------
  Swedish Krona - 1.7%
  Stadshypotek AB
  SEK   85,000,000            5.00%                  12/17/2003                 $  9,873,808
 -------------------------------------------------------------------------------------------
  TOTAL FOREIGN DEBT OBLIGATIONS
  (Cost $370,630,402)                                                           $367,974,548
 -------------------------------------------------------------------------------------------
  Asset-Backed Securities - 2.7%
  Auto - 0.7%
  ALAC Automobile Receivables Trust Series 1997-1, Class A++
  USD      133,142            6.29%                  12/15/2002                 $    132,508
  Americredit Automobile Receivables Trust Series 1997-D, Class A3
           450,000            6.24                   09/05/2003                      446,089
  Arcadia Automobile Receivables Series 1997-D, Class A4
           950,000            6.35                   11/15/2005                      942,819
  Arcadia Automobile Receivables Series 1998-C, Class A3
         1,000,000            5.67                   08/15/2006                      980,156
  Arcadia Automobile Receivables Series 1999-C, Class A3
         1,500,000            7.20                   06/15/2007                    1,513,594
                                                                                ------------
                                                                                $  4,015,166
 -------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                GOLDMAN SACHS GLOBAL INCOME FUND


    Principal             Interest                    Maturity
     Amount!                Rate                        Date                            Value
  Asset-Backed Securities - (continued)
  Credit Card - 0.4%
  Citibank Credit Card Master Trust I Series 1998-3, Class A
  USD 1,000,000             5.80%                    02/07/2005                   $    974,370
  Fingerhut Master Trust Series 1998-2, Class A
      1,000,000             6.23                     02/15/2007                        982,970
                                                                                  ------------
                                                                                  $  1,957,340
 ---------------------------------------------------------------------------------------------
  Home Equity - 0.8%
  AFC Home Equity Loan Trust Series 1997-1, Class A#
  USD   438,233             5.63%                    03/25/2027                   $    438,812
  American Business Financial Services Series 1998-2, Class A6
      2,250,000             6.46                     09/25/2029                      2,157,187
  BankBoston Home Equity Loan Trust Series 1998-2, Class A7
      1,750,000             6.14                     06/25/2013                      1,623,825
  UCFC Home Equity Loan Trust Series 1997-D, Class A8#
        494,427             5.66                     12/15/2027                        490,348
                                                                                  ------------
                                                                                  $  4,710,172
 ---------------------------------------------------------------------------------------------
  Lease - 0.3%
  AESOP Funding II LLC Series 1998-1, Class A+
  USD 1,000,000             6.14%                    05/20/2006                   $    947,980
  First Sierra Receivables Series 1998-1, Class A4
        900,000             5.63                     08/12/2004                        875,142
                                                                                  ------------
                                                                                  $  1,823,122
 ---------------------------------------------------------------------------------------------
  Manufactured Housing - 0.2%
  Mid-State Trust Series 4, Class A
  USD 1,187,362             8.33%                    04/01/2030                   $  1,219,148
 ---------------------------------------------------------------------------------------------
  Student Loans - 0.3%
  Union Financial Services Series 1998-A, Class A9
  USD 2,000,000             5.73%                    12/01/2005                   $  1,955,480
 ---------------------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (Cost $16,105,034)                                                              $ 15,680,428
 ---------------------------------------------------------------------------------------------
  Corporate Bonds - 15.5%
  Aerospace/Defense - 0.1%
  Raytheon Co.
  USD    85,000             6.30%                    08/15/2000                   $     84,833
        310,000             5.70                     11/01/2003                        292,417
                                                                                  ------------
                                                                                  $    377,250
 ---------------------------------------------------------------------------------------------
  Airlines - 0.2%
  Continental Airlines, Inc.
  USD   288,876             6.54%                    09/15/2009                   $    277,526
  Northwest Airlines, Inc.
        268,423             7.67                     01/02/2015                        266,609
        236,855             8.97                     01/02/2015                        239,356
  U.S. Airways
        250,000             6.82                     07/30/2014                        214,995
                                                                                  ------------
                                                                                  $    998,486
 ---------------------------------------------------------------------------------------------

   Principal              Interest                      Maturity
    Amount!                 Rate                          Date                             Value
  Corporate Bonds - (continued)
  Automotive - 1.6%
  Chrysler Financial Corp.
  USD  445,000              6.09%                      04/06/2001                     $   443,220
  Ford Motor Credit Co.
     5,000,000              6.13                       04/28/2003                       4,884,450
  General Motors Acceptance Corp.
     2,500,000              5.50                       01/14/2002                       2,439,400
       770,000              5.75                       11/10/2003                         739,839
  The Hertz Corp.
       485,000              6.70                       06/15/2002                         482,992
       250,000              6.00                       01/15/2003                         243,120
                                                                                      -----------
                                                                                      $ 9,233,021
 ------------------------------------------------------------------------------------------------
  Automotive Parts - 0.5%
  The Pep Boys-Manny, Moe & Jack
  USD  480,000              6.75%                      03/10/2004                     $   442,382
  TRW, Inc.+
       375,000              6.63                       06/01/2004                         363,839
     2,000,000              7.13                       06/01/2009                       1,942,200
                                                                                      -----------
                                                                                      $ 2,748,421
 ------------------------------------------------------------------------------------------------
  Banks - 1.9%
  Banque et Case D E'sparge&
  USD3,000,000              6.20%                      01/21/2000                     $ 2,944,544
  Bayerische Landesbank Girozentrale
       250,000              5.88                       12/01/2008                         228,135
  Merita Bank Ltd.
       200,000              6.50                       04/01/2009                         184,526
  National Westminster Bank PLC
     7,500,000              7.38                       10/01/2009                       7,440,075
                                                                                      -----------
                                                                                      $10,797,280
 ------------------------------------------------------------------------------------------------
  Building Materials - 0.1%
  Owens Corning
  USD  375,000              7.50%                      05/01/2005                     $   361,151
 ------------------------------------------------------------------------------------------------
  Commercial Banks - 3.5%
  Bank of America Corp.
  USD  320,000              7.75%                      07/15/2002                     $   327,542
       300,000              9.20                       05/15/2003                         321,749
     2,000,000              6.63                       06/15/2004                       1,979,460
       200,000              6.38                       05/15/2005                         193,936
       150,000              7.25                       10/15/2025                         140,240
  Citicorp
       300,000              8.00                       02/01/2003                         310,026
  DBS Group Holdings Ltd.
     4,000,000              7.88                       08/10/2009                       4,069,600
  Deutsche Bank&
     6,000,000              6.20                       01/20/2000                       5,890,052
  Dime Bancorp, Inc.
       215,000              6.38                       01/30/2001                         213,080
  First Union Corp.
       200,000              7.10                       08/15/2004                         200,852
 ------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments
October 31, 1999

    Principal             Interest                    Maturity
     Amount!                Rate                        Date                            Value
  Corporate Bonds - (continued)
  Commercial Banks - (continued)
  Long Island Savings Bank
  USD   300,000             7.00%                    06/13/2002                   $    296,631
  Rabobank Nederland&
      6,000,000             6.20                     01/20/2000                      5,890,052
  The Money Store, Inc.
        225,000             7.30                     12/01/2002                        227,216
  Wells Fargo & Co.
        360,000             6.63                     07/15/2004                        356,944
                                                                                  ------------
                                                                                  $ 20,417,380
 ---------------------------------------------------------------------------------------------
  Conglomerates - 0.6%
  Tyco International Group SA
  USD   385,000             5.88%                    11/01/2004                   $    362,516
        190,000             6.38                     06/15/2005                        181,414
      3,000,000             6.13                     11/01/2008                      2,728,050
                                                                                  ------------
                                                                                  $  3,271,980
 ---------------------------------------------------------------------------------------------
  Consumer Cyclicals - 0.0%
  Cendant Corp.
  USD   310,000             7.50%                    12/01/2000                   $    310,701
 ---------------------------------------------------------------------------------------------
  Consumer Non-Durables - 0.0%
  AMETEK, Inc.
  USD   130,000             7.20%                    07/15/2008                   $    118,368
 ---------------------------------------------------------------------------------------------
  Consumer Products - 0.1%
  Nabisco, Inc.#
  USD   700,000             6.00%                    02/15/2001                   $    691,131
 ---------------------------------------------------------------------------------------------
  Credit Card Banks - 0.1%
  Capital One Bank
  USD   275,000             6.39%                    03/05/2001                   $    273,889
        250,000             6.48                     01/28/2002                        245,832
        180,000             6.48                     06/28/2002                        175,653
  Providian National Bank
        250,000             6.65                     02/01/2004                        240,255
                                                                                  ------------
                                                                                  $    935,629
 ---------------------------------------------------------------------------------------------
  Electric - 0.1%
  Mid American Energy Holdings Corp.
  USD   180,000             7.23%                    09/15/2005                   $    178,096
  Niagara Mohawk Power Corp.
        250,000             6.88                     04/01/2003                        250,795
        275,000             8.00                     06/01/2004                        282,714
  Salton Sea Funding Corp.
         71,663             7.02                     05/30/2000                         71,782
                                                                                  ------------
                                                                                  $    783,387
 ---------------------------------------------------------------------------------------------
  Energy - 0.7%
  Conoco, Inc.
  USD 3,100,000             5.90%                    04/15/2004                   $  2,984,308
  Norsk Hydro ASA
         60,000             7.15                     01/15/2029                         53,717
 ---------------------------------------------------------------------------------------------

    Principal             Interest                    Maturity
     Amount!                Rate                        Date                            Value
  Corporate Bonds - (continued)
  Energy - (continued)
  Occidental Petroleum Corp.
  USD   115,000             6.50%                    04/01/2005                   $    110,984
         75,000             7.65                     02/15/2006                         74,445
         90,000             7.20                     04/01/2028                         80,575
  Oryx Energy Co.
        155,000             9.50                     11/01/1999                        155,029
  The Williams Cos., Inc.
        200,000             6.13                     02/01/2001                        198,564
        390,000             6.13                     02/15/2012                        383,491
                                                                                  ------------
                                                                                  $  4,041,113
 ---------------------------------------------------------------------------------------------
  Finance Companies - 2.1%
  Associates Corp. of North America
  USD   750,000             5.75%                    11/01/2003                   $    722,121
  Beneficial Corp.
        500,000             6.43                     04/10/2002                        496,625
  Comdisco, Inc.
        450,000             6.13                     01/15/2003                        432,243
  Household Financial Corp.
      6,000,000             6.00                     05/01/2004                      5,750,340
  MEPC Finance, Inc.
      1,500,000             7.50                     05/01/2003                      1,515,225
  Merrill Lynch Co., Inc.
      3,400,000             6.00                     02/12/2003                      3,328,056
                                                                                  ------------
                                                                                  $ 12,244,610
 ---------------------------------------------------------------------------------------------
  Environmental - 0.1%
  Republic Services, Inc.
  USD   430,000             6.63%                    05/15/2004                   $    393,532
 ---------------------------------------------------------------------------------------------
  Insurance Companies - 0.7%
  American General Finance Corp.
  USD   490,000             5.75%                    11/01/2003                   $    468,930
  Conseco, Inc.
        225,000             8.50                     10/15/2002                        225,191
  Prudential Insurance Company of America
      3,500,000             6.38                     07/23/2006                      3,301,900
                                                                                  ------------
                                                                                  $  3,996,021
 ---------------------------------------------------------------------------------------------
  Media-Cable - 0.3%
  Time Warner Entertainment Co.
  USD   900,000             9.63%                    05/01/2002                   $    952,551
  Time Warner, Inc.
        450,000             7.95                     02/01/2000                        452,011
        250,000             6.85                     01/15/2026                        248,333
                                                                                  ------------
                                                                                  $  1,652,895
 ---------------------------------------------------------------------------------------------
  Media-Non Cable - 0.4%
  CBS Corp.
  USD   170,000             6.88%                    09/01/2003                   $    167,761
  J. Seagram & Sons, Inc.
        175,000             6.25                     12/15/2001                        172,336
 ---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                GOLDMAN SACHS GLOBAL INCOME FUND


    Principal            Interest                    Maturity
     Amount!               Rate                        Date                          Value
  Corporate Bonds - (continued)
  Media-Non Cable - (continued)
  News America Holdings, Inc.
  USD   400,000               8.50%                 02/15/2005                 $    415,352
         65,000               8.00                  10/17/2016                       64,054
        200,000               7.43                  10/01/2026                      195,854
        100,000               7.13                  04/08/2028                       87,568
  PanAmSat Corp.
        755,000               6.13                  01/15/2005                      675,083
  Paramount Communications, Inc.
        300,000               7.50                  01/15/2002                      303,075
  Viacom, Inc.
        450,000               7.75                  06/01/2005                      456,048
                                                                               ------------
                                                                               $  2,537,131
 ------------------------------------------------------------------------------------------
  Mortgage Banks - 0.2%
  Countrywide Home Loans, Inc.
  USD   450,000               6.45%                 02/27/2003                 $    442,994
        200,000               6.84                  10/22/2004                      197,586
  Homeside Lending, Inc.
        400,000               6.20                  05/15/2003                      386,904
                                                                               ------------
                                                                               $  1,027,484
 ------------------------------------------------------------------------------------------
  REIT - 0.2%
  Chelsea GCA Realty, Inc.
  USD   250,000               7.75%                 01/26/2001                 $    249,407
  Developers Diversified Realty Corp.
        125,000               6.84                  12/16/2004                      116,553
  Liberty Property LP
        235,000               6.97                  12/11/2003                      223,466
  Simon Property Group LP
        450,000               6.63                  06/15/2003                      432,519
                                                                               ------------
                                                                               $  1,021,945
 ------------------------------------------------------------------------------------------
  Retailers - 0.1%
  Federated Department Stores, Inc.
  USD   350,000               8.13%                 10/15/2002                 $    359,576
  Sears Roebuck Acceptance Corp.
        240,000               6.72                  09/17/2003                      235,637
                                                                               ------------
                                                                               $    595,213
 ------------------------------------------------------------------------------------------
  Supermarkets - 0.1%
  Safeway, Inc.
  USD   315,000               5.88%                 11/15/2001                 $    309,006
        170,000               6.05                  11/15/2003                      163,448
                                                                               ------------
                                                                               $    472,454
 ------------------------------------------------------------------------------------------
  Telecommunications - 0.6%
  360 Communications Co.
  USD   300,000               7.13%                 03/01/2003                 $    300,870
  Metronet Communications Corp.+
        240,000          0.00/9.95                  06/15/2008                      186,600
  Cable & Wireless Communications PLC
        565,000               6.38                  03/06/2003                      563,124
 ------------------------------------------------------------------------------------------

    Principal             Interest                    Maturity
     Amount!                Rate                        Date                           Value
  Corporate Bonds - (continued)
  Telecommunications - (continued)
  MCI Worldcom, Inc.
  USD   405,000             6.13%                    08/15/2001                   $   401,671
        380,000             6.40                     08/15/2005                       370,120
  Sprint Capital Corp.
        350,000             5.70                     11/15/2003                       335,171
  Tele-Communications, Inc.
        280,000             8.25                     01/15/2003                       291,575
  Telecom de Puerto Rico++
        135,000             6.15                     05/15/2002                       131,989
        155,000             6.65                     05/15/2006                       147,024
  TKR Cable, Inc.
        220,000            10.50                     10/30/2007                       231,572
  US West Capital Funding, Inc.++
        400,000             6.88                     08/15/2001                       398,992
        150,000             6.88                     07/15/2028                       132,064
                                                                                  -----------
                                                                                  $ 3,490,772
 --------------------------------------------------------------------------------------------
  Tobacco - 1.2%
  Imperial Tobacco Overseas BV
  USD 2,800,000             7.13%                    04/01/2009                   $ 2,567,880
  Netherlands Holdings BV
      3,300,000             6.50                     05/06/2003                     3,189,780
  Philip Morris Cos., Inc.
        180,000             9.00                     01/01/2001                       183,587
        100,000             8.75                     06/01/2001                       102,234
        350,000             7.00                     07/15/2005                       336,091
         95,000             6.95                     06/01/2006                        95,143
  R.J. Reynolds Tobacco Holdings, Inc.++
        285,000             7.38                     05/15/2003                       279,813
                                                                                  -----------
                                                                                  $ 6,754,528
 --------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (Cost $91,777,197)                                                              $89,271,883
 --------------------------------------------------------------------------------------------
  Mortgage Backed Obligations - 4.3%
  Federal Home Loan Mortgage Corp. (FHLMC) - 0.2%
  USD   982,211             6.00%                    06/01/2014                   $   945,378
 --------------------------------------------------------------------------------------------
  Government National Mortgage Association (GNMA) - 1.5%
  USD    77,175             9.00%                    03/15/2005                   $    79,828
        106,848             9.00                     02/15/2006                       110,588
        381,748             9.00                     02/15/2010                       395,586
        724,056             6.00                     01/15/2011                       704,144
        534,292             7.00                     07/15/2023                       527,614
        552,620             7.00                     08/15/2023                       545,712
        294,520             7.00                     09/15/2023                       290,839
        402,062             7.00                     10/15/2023                       397,037
        219,047             7.00                     11/15/2023                       216,309
      1,473,702             6.00                     11/15/2028                     1,367,772
 --------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments
October 31, 1999


    Principal             Interest                    Maturity
     Amount!                Rate                        Date                            Value
  Mortgage Backed Obligations - (continued)
  Government National Mortgage Association (GNMA) - (continued)
  USD 3,357,236             6.00%                    12/15/2028                   $  3,115,918
         27,362             6.50                     01/15/2029                         26,160
        398,804             6.50                     04/15/2029                        381,290
        571,148             6.50                     06/15/2029                        546,065
                                                                                  ------------
                                                                                  $  8,704,862
 ---------------------------------------------------------------------------------------------
  Collateralized Mortgage Obligations - 2.6%
  Inverse Floater# - 0.3%
  FNMA Remic Trust Series 1993-164, Class SD
  USD   500,000             7.07%                    09/25/2008                   $    466,810
  FNMA Remic Trust Series 1994-13, Class SH
        962,660             6.58                     02/25/2009                        873,008
  GE Capital Mortgage Services Series 1994-2, Class A9
        564,879             5.25                     01/25/2009                        515,853
                                                                                  ------------
                                                                                  $  1,855,671
 ---------------------------------------------------------------------------------------------
  Non-Agency CMOs - 1.0%
  Asset Securitization Corp. Series 1997-D5, Class A1B
  USD   450,000             6.66%                    02/14/2041                   $    439,430
  Chase Commercial Mortgage Securities Corp. Series 1997-1, Class A2
        300,000             7.37                     02/19/2007                        301,623
  Chase Commercial Mortgage Securities Corp. Series 1997-2 Class A2
      2,300,000             6.60                     11/19/2007                      2,213,934
  Commercial Mortgage Asset Trust Series 1999-C1, Class A3
        250,000             6.64                     09/17/2010                        236,388
  First Union Commercial Mortgage Trust Series 1999-C1, Class A2
      1,500,000             6.07                     10/15/2008                      1,381,957
  First Union-Lehman Brothers Commercial Mortgage
  Services Series 1997-C1, Class A2
        200,000             7.30                     12/18/2006                        200,154
  GMAC Commercial Mortgage Securities, Inc. Series 1997-C1, Class A2
        450,000             6.85                     09/15/2006                        444,280
  Merrill Lynch Mortgage Investors, Inc. Series 1998-C2 Class A2
        750,000             6.39                     02/15/2030                        711,150
                                                                                  ------------
                                                                                  $  5,928,916
 ---------------------------------------------------------------------------------------------
  Planned Amortization Class (PAC) CMOs - 0.4%
  CMC Securities Corp. IV Series 1997-2, Class IA13
  USD   416,628             6.60%                    11/25/2027                   $    415,066
  Structured Mortgage Securities Corp. Series 1994-1, Class A1
      2,000,000             6.58                     05/25/2009                      1,987,760
                                                                                  ------------
                                                                                  $  2,402,826
 ---------------------------------------------------------------------------------------------
  Regular Floater CMOs# - 0.2%
  GE Capital Mortgage Services Series 1994-2, Class A8
  USD   968,367             6.44%                    01/25/2009                   $    992,576
 ---------------------------------------------------------------------------------------------

        Principal                                      Maturity
         Amount!                Interest Rate            Date             Value
  Mortgage Backed Obligations - (continued)
  Sequential Fixed Rate CMOs - 0.5%
  FHLMC Series 2152, Class AB
  USD           2,922,230                  6.25%      01/15/2026     $ 2,795,814
 -------------------------------------------------------------------------------
  Target Amortization Class (TAC) - 0.2%
  Countrywide Funding Corp. Series 1994-2, Class A10A
  USD           1,000,000                  6.50%      02/25/2009     $   983,750
 -------------------------------------------------------------------------------
  TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS                                                        $14,959,553
 -------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (Cost $25,417,687)                                                 $24,609,793
 -------------------------------------------------------------------------------
  Sovereign Credit - 0.1%
  Province of Quebec
  USD             585,000                  7.50%      07/15/2023     $   584,386
                   80,000                  5.74#      03/02/2026          79,522
  Province of Saskatchewan
                   65,000                  8.50       07/15/2022          71,287
 -------------------------------------------------------------------------------
  TOTAL SOVEREIGN CREDIT
  (Cost $779,204)                                                    $   735,195
 -------------------------------------------------------------------------------
  U.S. Treasury Obligations - 9.2%
  United States Treasury Interest-Only Stripped Securities.
  USD             400,000                  6.56%      02/15/2014     $   157,736
  United States Treasury Principal-Only Stripped Securities&
                3,000,000                  6.59       05/15/2017         957,330
                4,100,000                  6.59       11/15/2018       1,186,581
                1,600,000                  6.58       02/15/2019         456,000
                8,660,000@                 6.57       05/15/2020       2,286,586
                3,200,000                  6.33       08/15/2026         601,984
  United States Treasury Note
               12,000,000                  7.00       07/15/2006      12,536,280
  United States Inflation-Indexed Treasury Note
                5,789,056                  3.63       01/15/2008       5,584,645
  United States Treasury Bonds
                3,000,000                 11.25       02/15/2015       4,379,520
               11,200,000                  6.75       08/15/2026      11,676,000
               14,000,000                  6.13       11/15/2027      13,534,080
 -------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $54,056,503)                                                 $53,356,742
 -------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                GOLDMAN SACHS GLOBAL INCOME FUND


  Principal
   Amount!             Interest Rate                   Maturity Date                   Value
  Short-Term Obligation - 1.6%
  State Street Bank & Trust Euro-Time Deposit
  USD 9,295,000            5.25%                        11/01/1999              $  9,295,000
 -------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (Cost $9,295,000)                                                             $  9,295,000
 -------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $568,061,027)                                                           $560,923,589
 -------------------------------------------------------------------------------------------

 ! The principal amount of each security is stated in the currency in which the bond is denominated. See below.
 AUD=Australian Dollar
 DKK=Danish Krone
 DEM=German Mark
 EUR=Euro Currency
 GBP=Great British Pound
 JPY=Japanese Yen
 NZD=New Zealand Dollar
 SEK=Swedish Krona
 USD=United States Dollar
++ Securities are exempt from registration under Rule 144A of the Securities
   Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $9,513,171 as of October 31, 1999.
 # Variable rate security. Coupon rate disclosed is that which is in effect at
   October 31, 1999.
 + These securities are issued with a zero coupon rate which increases to the stated rate at a set date in the future.
 . Represents security with notional or nominal amount. The actual effective yield of this security is different than the stated coupon due to the amortization of related premiums.
 & Security is issued with a zero coupon. The interest rate disclosed for this security represents effective yield to maturity.
 @ A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Assets and Liabilities
October 31, 1999

                                                            Adjustable Rate
                                                            Government Fund

 Assets:
  Investment in securities, at value (identified cost
  $342,432,281, $240,315,960, $135,979,513, $354,157,104,
  and $568,061,027, respectively)                              $337,130,510
  Cash, at value                                                         --
  Receivables:
   Investment securities sold, at value                           1,459,569
   Interest, at value                                             2,309,456
   Fund shares sold                                                 353,723
   Forward foreign currency exchange contracts, at value                 --
   Variation margin                                                      --
   Reimbursement from adviser                                        17,802
  Other assets                                                        8,393
 ---------------------------------------------------------------------------
  Total assets                                                  341,279,453
 ---------------------------------------------------------------------------

 Liabilities:
  Due to bank                                                       104,446
  Payables:
   Investment securities purchased                                       --
   Income distribution                                                   --
   Fund shares repurchased                                        2,074,129
   Amounts owed to affiliates                                       136,283
   Forward foreign currency exchange contracts, at value                 --
   Variation margin                                                 233,943
  Accrued expenses and other liabilities, at value                   47,853
 ---------------------------------------------------------------------------
  Total liabilities                                               2,596,654
 ---------------------------------------------------------------------------

 Net Assets:
  Paid-in capital                                               394,041,939
  Accumulated undistributed net investment income                        --
  Accumulated net realized loss on investment, futures and
  foreign currency related transactions                         (49,853,742)
  Net unrealized loss on investments, futures and
  translation of assets and liabilities denominated in
  foreign currencies                                             (5,505,398)
 ---------------------------------------------------------------------------
  NET ASSETS                                                   $338,682,799
 ---------------------------------------------------------------------------
  Net asset value, offering and redemption price per
  share(a)
  Class A                                                             $9.63
  Class B                                                                --
  Class C                                                                --
  Institutional                                                       $9.64
  Service                                                             $9.65
 ---------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                         2,373,858
  Class B                                                                --
  Class C                                                                --
  Institutional                                                  32,666,147
  Service                                                            82,551
 ---------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited
  number of shares authorized)                                   35,122,556
 ---------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0152) for Class A shares of Adjustable Rate Government, (NAV per share multiplied by $1.02041) for Class A shares of Short Duration Government, and (NAV per share multiplied by 1.0471) for Class A shares of Government Income, Core Fixed Income, and Global Income is $9.78, $9.77, $14.35, $9.95, and $15.17, respectively. At redemption, Class B and Class C shares may be subject to a contingent sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


   Short Duration          Government              Core Fixed                  Global
  Government Fund         Income Fund             Income Fund             Income Fund


     $237,089,108        $133,092,805            $346,870,816            $560,923,589
              --               63,390                  53,559                     930
        1,937,032           1,487,410              17,161,242              28,931,845
        1,607,023             772,448               3,324,271               9,718,563
          324,655             134,222               1,553,692               1,761,204
               --                  --                      --               6,161,908
               --              26,721                 304,108                 756,121
           24,062              30,990                  25,145                 105,938
            9,260              10,427                  71,809                  20,116
 -------------------------------------------------------------------------------------
      240,991,140         135,618,413             369,364,642             608,380,214
 -------------------------------------------------------------------------------------


            2,035                  --                      --                      --
       18,643,284          15,994,998              55,605,182              21,482,035
          305,639              68,843                 493,247                      --
        2,746,824           1,639,593                 359,494               1,177,436
          132,068             116,985                 158,153                 511,794
               --                  --                  61,842               7,917,291
          239,047                  --                      --                      --
           54,256              45,180                  76,855                 213,202
 -------------------------------------------------------------------------------------
       22,123,153          17,865,599              56,754,773              31,301,758
 -------------------------------------------------------------------------------------


      238,577,947         123,070,464             326,748,909             588,755,245
          615,596              49,258                 122,700               2,395,515
      (16,419,016)         (2,436,452)             (6,870,617)             (5,583,499)
       (3,906,540)         (2,930,456)             (7,391,123)             (8,488,805)
 -------------------------------------------------------------------------------------
     $218,867,987        $117,752,814            $312,609,869            $577,078,456
 -------------------------------------------------------------------------------------
            $9.57              $13.70                   $9.50                  $14.49
            $9.56              $13.72                   $9.52                  $14.45
            $9.54              $13.71                   $9.52                  $14.43
            $9.57              $13.69                   $9.52                  $14.48
            $9.56              $13.63                   $9.52                  $14.47
 -------------------------------------------------------------------------------------
        5,457,522           5,990,696               6,884,002              18,763,477
          726,082           1,435,163               1,539,179               1,157,040
          736,877             733,457                 781,565                 539,441
       15,270,025             430,809              22,796,484              19,314,962
          691,130               1,108                 858,321                  77,059
 -------------------------------------------------------------------------------------
       22,881,636           8,591,233              32,859,551              39,851,979
 -------------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Operations
For the Year Ended October 31, 1999

                                                 Adjustable Rate
                                                 Government Fund
 Investment income:
 Interest(a)                                         $23,854,240
 ----------------------------------------------------------------------------
 Total income                                         23,854,240
 ----------------------------------------------------------------------------
 Expenses:
 Management fees                                       1,591,935
 Distribution and service fees(b)                         83,944
 Transfer agent fees(c)                                  209,559
 Custodian fees                                          142,859
 Registration fees                                       105,604
 Professional fees                                        64,010
 Trustee fees                                              9,605
 Administration share fees                                 8,232
 Service share fees                                        3,765
 Amortization of deferred organization expenses               --
 Other                                                    47,535
 ----------------------------------------------------------------------------
 Total expenses                                        2,267,048
 ----------------------------------------------------------------------------
 Less -- expenses reimbursed and fees waived            (154,703)
 ----------------------------------------------------------------------------
 Net Expenses                                          2,112,345
 ----------------------------------------------------------------------------
 NET INVESTMENT INCOME                                21,741,895
 ----------------------------------------------------------------------------
 Realized and unrealized gain (loss) on investment, futures and foreign cur-
 rency transactions:
 Net realized gain (loss) from:
  Investment transactions                             (1,434,338)
  Futures transactions                                   681,758
  Foreign currency related transactions                       --
 Net change in unrealized gain (loss) on:
  Investments                                           (208,230)
  Futures                                             (1,011,241)
  Translation of assets and liabilities
  denominated in foreign currencies                           --
 ----------------------------------------------------------------------------
 Net realized and unrealized loss on investment,
 futures and foreign currency transactions:           (1,972,051)
 ----------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                     $19,769,844
 ----------------------------------------------------------------------------

 (a) Net of $1,344 and $83,125 in foreign withholding tax for the Core Fixed Income and Global Income Funds, respectively.
 (b) Class A, Class B and Class C of the following funds had distribution and service fees of:
     Adjustable Rate Government Fund -- $83,944 for Class A only.
     Short Duration Government Fund -- $132,906, $55,049, and $67,893, respectively.
     Government Income Fund -- $215,650, $187,747, and $104,190, respectively. Core Fixed Income Fund -- $142,505, $122,578, and $71,888, respectively. Global Income Fund -- $1,269,380, $120,645, and $70,592, respectively.
 (c) The following funds had transfer agency fees of:
     Adjustable Rate Government Fund -- $63,797, $144,144, $1,317, and $301 for Class A, Institutional Class, Administrative Class and Service Class, respectively.
     Short Duration Government Fund -- $101,009, $10,459, $12,900, $60,679,
     $1,988, and $2,550 for Class A, Class B, Class C, Institutional Class, Administration Class, and Service Class, respectively.
     Government Income Fund -- $163,893, $35,672, $19,796, $1,824, and $4 for
     Class A, Class B, Class C, Institutional Class and Service Class, respectively.
     Core Fixed Income Fund -- $108,303, $23,290, $13,659, $80,696, $3,548, and
     $2,754 for Class A, Class B, Class C, Institutional Class, Administration Class, and Service Class, respectively.
     Global Income Fund -- $482,364, $22,923, $13,411, $96,357, and $377 for
     Class A, Class B, Class C, Institutional Class and Service Class, respectively.

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


   Short Duration         Government              Core Fixed                  Global
  Government Fund        Income Fund             Income Fund             Income Fund
      $15,013,183        $ 7,945,055            $ 19,137,123            $ 28,082,990
 ------------------------------------------------------------------------------------
       15,013,183          7,945,055              19,137,123              28,082,990
 ------------------------------------------------------------------------------------

        1,142,521            780,149               1,175,776               4,633,504
          255,848            507,587                 336,971               1,460,617
          189,585            221,189                 232,250                 615,432
          123,904            115,845                 183,400                 411,155
           61,701             62,298                  84,010                 126,906
           66,906             63,676                  62,146                  93,939
            9,766              9,618                   9,737                   9,719
           12,426                 --                  22,173                      --
           31,877                 45                  34,419                   4,708
               --                 --                   4,362                      --
           51,631             38,015                  65,539                  41,329
 ------------------------------------------------------------------------------------
        1,946,165          1,798,422               2,210,783               7,397,309
 ------------------------------------------------------------------------------------
         (313,026)          (416,676)               (103,492)             (1,949,538)
 ------------------------------------------------------------------------------------
        1,633,139          1,381,746               2,107,291               5,447,771
 ------------------------------------------------------------------------------------
       13,380,044          6,563,309              17,029,832              22,635,219
 ------------------------------------------------------------------------------------

       (2,653,310)        (1,694,434)             (5,230,345)             (3,684,004)
          686,607           (537,611)             (1,265,780)               (994,608)
               --                 --                  61,387              (1,422,955)
       (4,468,745)        (4,991,411)            (11,201,102)            (23,571,113)
       (1,796,301)          (240,398)               (692,824)                 (3,270)
               --                 --                   5,048                 656,373
 ------------------------------------------------------------------------------------
       (8,231,749)        (7,463,854)            (18,323,616)            (29,019,577)
 ------------------------------------------------------------------------------------
      $ 5,148,295        $  (900,545)           $ (1,293,784)           $ (6,384,358)
 ------------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Changes in Net Assets
For the Year Ended October 31, 1999

                                                                Adjustable Rate
                                                                Government Fund
  From operations:
  Net investment income                                           $21,741,895
  Net realized loss on investment, futures and foreign
   currency related transactions                                     (752,580)
  Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in
   foreign currencies                                              (1,219,471)
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
   operations                                                      19,769,844
 ------------------------------------------------------------------------------

  Distributions to shareholders:
  From net investment income
   Class A shares                                                  (1,554,543)
   Class B shares                                                          --
   Class C shares                                                          --
   Institutional shares                                           (17,799,251)
   Administration shares                                             (156,305)
   Service shares                                                     (33,888)
  From capital
   Class A shares                                                    (199,076)
   Class B shares                                                          --
   Class C shares                                                          --
   Institutional shares                                            (2,279,391)
   Administration shares                                              (20,017)
   Service shares                                                      (4,340)
  From net realized gain on investment, futures and foreign
   currency transactions
   Class A shares                                                          --
   Class B shares                                                          --
   Class C shares                                                          --
   Institutional shares                                                    --
   Administration shares                                                   --
   Service shares                                                          --
 ------------------------------------------------------------------------------
  Total distributions to shareholders                             (22,046,811)
 ------------------------------------------------------------------------------

  From share transactions:
  Proceeds from sales of shares                                   505,773,211
  Reinvestment of dividends and distributions                      11,575,172
  Cost of shares repurchased                                     (685,219,828)
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from share
   transactions                                                  (167,871,445)
 ------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)                                      (170,148,412)
 ------------------------------------------------------------------------------

  Net assets:
  Beginning of year                                               508,831,211
 ------------------------------------------------------------------------------
  End of year                                                    $338,682,799
 ------------------------------------------------------------------------------
  Accumulated undistributed net investment income                $         --
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


   Short Duration          Government              Core Fixed                  Global
  Government Fund         Income Fund             Income Fund             Income Fund
    $ 13,380,044         $  6,563,309            $ 17,029,832            $ 22,635,219
      (1,966,703)          (2,232,045)             (6,434,738)             (6,101,567)
      (6,265,046)          (5,231,809)            (11,888,878)            (22,918,010)
 -------------------------------------------------------------------------------------
       5,148,295             (900,545)             (1,293,784)             (6,384,358)
 -------------------------------------------------------------------------------------
      (2,885,366)          (4,701,931)             (3,111,344)            (10,433,058)
        (267,022)            (881,113)               (579,641)               (456,703)
        (316,483)            (489,690)               (337,695)               (263,007)
      (8,877,237)            (267,417)            (11,800,204)            (11,462,739)
        (278,181)                  --                (495,974)                     --
        (341,400)                (484)               (368,926)                (40,207)
              --                   --                      --                (457,628)
              --                   --                      --                 (20,032)
              --                   --                      --                 (11,536)
              --                   --                      --                (502,793)
              --                   --                      --                      --
              --                   --                      --                  (1,764)
              --           (1,930,242)               (896,935)             (5,398,726)
              --             (406,494)               (144,240)               (219,025)
              --             (228,993)                (92,870)               (129,352)
              --              (63,106)             (2,576,039)             (4,630,914)
              --                   --                (181,000)                     --
              --                  (39)                (84,628)                (17,604)
 -------------------------------------------------------------------------------------
     (12,965,689)          (8,969,509)            (20,669,496)            (34,045,088)
 -------------------------------------------------------------------------------------
     285,443,513          249,312,834             303,446,837             348,114,845
       8,005,144            7,441,375              13,487,926              20,654,882
    (292,142,829)        (258,554,530)           (265,160,385)           (160,439,290)
 -------------------------------------------------------------------------------------
       1,305,828           (1,800,321)             51,774,378             208,330,437
 -------------------------------------------------------------------------------------
      (6,511,566)         (11,670,375)             29,811,098             167,900,991
 -------------------------------------------------------------------------------------
     225,379,553          129,423,189             282,798,771             409,177,465
 -------------------------------------------------------------------------------------
    $218,867,987         $117,752,814            $312,609,869            $577,078,456
 -------------------------------------------------------------------------------------
    $    615,596         $     49,258            $    122,700            $  2,395,515
 -------------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Changes in Net Assets
For the Year Ended October 31, 1998

                                                                   Adjustable
                                                                         Rate
                                                                   Government
                                                                         Fund
  From operations:
  Net investment income                                         $  27,751,730
  Net realized gain (loss) on investment, futures and foreign
   currency related transactions                                   (1,432,798)
  Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in
   foreign currencies                                              (6,927,104)
 -----------------------------------------------------------------------------
  Net increase in net assets resulting from operations             19,391,828
 -----------------------------------------------------------------------------

  Distributions to shareholders:
  From net investment income
   Class A shares                                                  (2,487,566)
   Class B shares                                                          --
   Class C shares                                                          --
   Institutional shares                                           (25,001,833)
   Administration shares                                             (234,475)
   Service shares                                                     (27,856)
  In excess of net investment income
   Class A shares                                                     (98,798)
   Class B shares                                                          --
   Class C shares                                                          --
   Institutional shares                                              (992,993)
   Administration shares                                               (9,313)
   Service shares                                                      (1,106)
  From net realized gain on investment, futures and foreign
   currency transactions
   Class A shares                                                          --
   Class B shares                                                          --
   Class C shares                                                          --
   Institutional shares                                                    --
   Administration shares                                                   --
   Service shares                                                          --
 -----------------------------------------------------------------------------
  Total distributions to shareholders                             (28,853,940)
 -----------------------------------------------------------------------------

  From share transactions:
  Proceeds from sales of shares                                   480,828,950
  Reinvestment of dividends and distributions                      20,351,273
  Cost of shares repurchased                                     (492,929,797)
 -----------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions      8,250,426
 -----------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)                                        (1,211,686)
 -----------------------------------------------------------------------------

  Net assets:
  Beginning of year                                               510,042,897
 -----------------------------------------------------------------------------
  End of year                                                   $ 508,831,211
 -----------------------------------------------------------------------------
  Accumulated undistributed (distributions in excess of) net
   investment income                                            $  (3,550,919)
 -----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


   Short Duration          Government             Core Fixed                 Global
  Government Fund         Income Fund            Income Fund            Income Fund
   $   9,612,953        $   6,235,094          $  10,922,376          $  14,339,751
        (360,410)           2,722,191              3,888,127              3,580,157
       1,213,423              787,495              2,127,689             14,771,995
 -----------------------------------------------------------------------------------
      10,465,966            9,744,780             16,938,192             32,691,903
 -----------------------------------------------------------------------------------

      (1,420,203)          (5,471,980)            (1,853,415)           (11,773,305)
        (124,011)            (589,599)              (152,279)              (310,470)
         (88,564)            (181,328)              (150,232)              (116,153)
      (7,578,309)            (126,383)            (8,016,713)            (6,720,480)
        (270,953)                  --               (664,748)                    --
        (265,819)                (114)              (176,911)               (25,498)
              --             (316,755)               (75,186)                    --
              --              (34,130)                (6,177)                    --
              --              (10,497)                (6,094)                    --
              --               (7,316)              (325,203)                    --
              --                   --                (26,966)                    --
              --                   (7)                (7,176)                    --
              --             (336,409)               (84,830)              (628,833)
              --              (41,187)                (8,016)               (15,200)
              --               (9,732)                (4,098)                (4,258)
              --               (8,246)              (459,667)              (240,253)
              --                   --                (51,390)                    --
              --                   (7)               (10,588)                  (604)
 -----------------------------------------------------------------------------------
      (9,747,859)          (7,133,690)           (12,079,689)           (19,835,054)
 -----------------------------------------------------------------------------------

     301,176,652          174,396,555            274,106,821            254,174,010
       6,473,398            5,523,470              8,519,118             13,914,727
    (201,542,539)        (133,099,760)          (102,188,552)          (103,905,121)
 -----------------------------------------------------------------------------------
     106,107,511           46,820,265            180,437,387            164,183,616
 -----------------------------------------------------------------------------------
     106,825,618           49,431,355            185,295,890            177,040,465
 -----------------------------------------------------------------------------------

     118,553,935           79,991,834             97,502,881            232,137,000
 -----------------------------------------------------------------------------------
   $ 225,379,553        $ 129,423,189          $ 282,798,771          $ 409,177,465
 -----------------------------------------------------------------------------------
   $     567,164        $    (202,850)         $          --          $   4,880,723
 -----------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1999

 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes Goldman Sachs Adjustable Rate Government Fund (Adjustable Rate Government), Goldman Sachs Short Duration Government Fund (Short Duration Government), Goldman Sachs Government Income Fund (Government Income), Goldman Sachs Core Fixed Income Fund (Core Fixed Income) and Goldman Sachs Global Income Fund (Global Income), collectively, "the Funds" or individually a "Fund." Adjustable Rate Government, Short Dura-tion Government, Government Income, and Core Fixed Income are diversified portfolios of the Trust whereas Global Income is a non-diversified portfolio. Adjustable Rate Government offers three classes of shares -- Class A, Insti-tutional and Service. Government Income, Short Duration Government, Core Fixed Income and Global Income offer five classes of shares -- Class A, Class B, Class C, Institutional and Service. On July 20, 1999, Administration Class shares for Adjustable Rate Government, Short Duration Government, and Core Fixed Income were liquidated and are no longer offered.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

 A. Investment Valuation -- Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations fur-nished by a pricing service or provided by dealers in such securities. Port-folio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are val-ued at amortized cost.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified cost basis. Interest in-come is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities.
   Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the se-curity with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors avail-able from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. Market discounts and market premiums on debt secu-rities, other than mortgage backed REMIC securities, are amortized to inter-est income over the life of the security with a corresponding adjustment in the cost basis of that security for Core Fixed Income. Global Income amor-tizes only market discounts on debt securities other than REMIC mortgage backed securities.

 C. Federal Taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax- exempt income and capital gains to its shareholders. Accordingly, no federal tax provisions are required.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of a Fund's distributions may be shown in the accompanying finan-cial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.
   The Funds, at their most recent tax year-ends of October 31, 1999, had ap-proximately the following amounts of capital loss carryforward for U.S. fed-eral tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

                                                                                 Years of
 Fund                                       Amount                              Expiration
 -----------------------------------------------------------------------------------------
 Adjustable Rate Government               $50,033,000                            2000-2007
 -----------------------------------------------------------------------------------------
 Short Duration Government                 17,097,000                            2002-2007
 -----------------------------------------------------------------------------------------
 Government Income                          2,397,000                                 2007
 -----------------------------------------------------------------------------------------
 Core Fixed Income                          6,931,000                                 2007
 -----------------------------------------------------------------------------------------
 Global Income                              4,047,000                                 2007
 -----------------------------------------------------------------------------------------

   At October 31, 1999 the Funds' aggregate unrealized gains and losses based on cost for federal income tax purposes was as follows:

                                      Gross           Gross      Net Unrealized
 Fund                 Tax Cost   Unrealized Gain Unrealized Loss      Loss
 ------------------------------------------------------------------------------
 Adjustable Rate
 Government         $342,456,781     $   136,354   $ (5,462,625)   $(5,326,271)
 ------------------------------------------------------------------------------
 Short Duration
 Government          240,317,246         419,507     (3,647,645)    (3,228,138)
 ------------------------------------------------------------------------------
 Government Income   136,062,952         181,303     (3,151,450)    (2,970,147)
 ------------------------------------------------------------------------------
 Core Fixed Income   354,206,579         622,301     (7,958,064)    (7,335,763)
 ------------------------------------------------------------------------------
 Global Income       569,282,561      12,036,946    (20,395,918)    (8,358,972)
 ------------------------------------------------------------------------------

 D. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective distribution and service plans. Share-holders of Service and Administration shares bear all expenses and fees paid to service organizations. Each class of shares of the Funds separately bears its respective class-specific transfer agency fees.

 E. Deferred Organization Expenses -- Organization-related costs were amor-tized on a straight-line basis over a period of five years. The amortization costs of all funds are fully amortized.

 F. Foreign Currency Translations -- The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency ex-change rates prevailing on the respective dates of such transactions.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1999

   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies and sale of investments; (ii) gains and losses be-tween trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the differ-ence between amounts of interest recorded and the amounts actually received.

 G. Mortgage Dollar Rolls -- The Funds may enter into mortgage "dollar rolls" in which the Funds sell securities in the current month for delivery and si-multaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the pur-chase of a security and a separate transaction involving a sale.

 H. Segregation Transactions -- The Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreements (the "Agreements"), Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for Adjustable Rate Gov-ernment and Short Duration Government. Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman Sachs, serves as the investment adviser for Government Income and Core Fixed Income. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of GSAM, serves as the investment adviser for Global Income. Under the Agreements, the respective adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios. As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds' business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40%, .50%, .65%, .40% and .90% of average daily net assets of Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income and Global Income, respectively. For the year ended October 31, 1999 the advisers for Government Income and Global In-come voluntarily have agreed to waive a portion of their management fee equal annually to .11% and .25%, respectively, of each Fund's average daily net as-sets. The advisers may discontinue or modify these waivers in the future at their discretion.
   Each adviser has voluntarily agreed to limit "Other Expenses" (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Administrative and Service share fees, in-demnification costs and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, .05%, .00%, .00%, .10% and .00% of the average daily net assets of Adjustable Rate Government, Short Duration Gov-ernment, Government Income, Core Fixed Income and Global Income, respective-ly.
   Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Funds that it retained approximately $11,000, $38,000, $111,000, $59,000 and $233,000 for the year ended October 31, 1999 for Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income and Global Income, respectively.
   The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or Autho-rized Dealers are entitled to a monthly fee from each fund for distribution services and shareholder maintenance equal, on an annual basis, to .50%, 1.00% and 1.00% for Global Income and .25%, 1.00% and

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


 1.00% of each of the other funds' average daily net assets attributable to Class A, Class B and Class C shares, respectively. For the year ended October 31, 1999, Goldman Sachs has voluntarily agreed to waive a portion of the Dis-tribution and Service fees equal to .15% of the average daily net assets at-tributable to the Class B shares of Short Duration Government. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.
   Goldman Sachs also serves as Transfer Agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C shares and .04% of the average daily net as-sets for Institutional, Service and Administration Shares.
   The Trust, on behalf of the Funds, has adopted Service Plans. In addition, the Trust, on behalf of Adjustable Rate Government, Short Duration Government and Core Fixed Income, has adopted Administration Plans. These plans allow for Administration shares and Service shares, respectively, to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Administration and Service Plans provide for compensation to the service organizations in an amount up to, on an annual basis, .25% and .50%, respectively, of the average daily net asset value of each share class. On July 21, 1999, the Administration Plan was terminated due to the liquida-tion of the Administration Class shares on July 20, 1999.
   For the year ended October 31, 1999, the advisors and distributor have vol-untarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):

                                      Waivers
                              --------------------------
                                             Class B
                                           Distribution      Expense
 Fund                         Management   and Service    Reimbursement   Total
 -------------------------------------------------------------------------------
 Adjustable Rate Government       $   --           $ --            $155   $  155
 -------------------------------------------------------------------------------
 Short Duration Government            --              8             305      313
 -------------------------------------------------------------------------------
 Government Income                   132             --             285      417
 -------------------------------------------------------------------------------
 Core Fixed Income                    --             --             103      103
 -------------------------------------------------------------------------------
 Global Income                     1,288             --             662    1,950
 -------------------------------------------------------------------------------

   At October 31, 1999, the amounts owed to affiliates were as follows (in thousands):

                                           Distribution        Transfer
 Fund                         Management   and Service          Agent      Total
 -------------------------------------------------------------------------------
 Adjustable Rate Government         $117           $  5             $14     $136
 -------------------------------------------------------------------------------
 Short Duration Government            94             22              16      132
 -------------------------------------------------------------------------------
 Government Income                    55             44              18      117
 -------------------------------------------------------------------------------
 Core Fixed Income                   105             32              21      158
 -------------------------------------------------------------------------------
 Global Income                       319            136              57      512
 -------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1999

 4. PORTFOLIO SECURITY TRANSACTIONS

 Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1999, were as follows:

                                                    Sales or     Sales or maturities
              Purchases of        Purchases       maturities of      (excluding
             U.S. Government     (excluding      U.S. Government U.S. Government and
               and agency    U.S. Government and   and agency          agency
 Fund          obligations   agency obligations)   obligations      obligations)
 -----------------------------------------------------------------------------------
 Adjustable
Rate Gov-
ernment         $146,642,706        $         --    $269,031,404        $         --
 -----------------------------------------------------------------------------------
 Short Du-
ration Gov-
ernment          392,709,173                  --     385,148,495                  --
 -----------------------------------------------------------------------------------
 Government
Income           318,882,509           8,767,513     319,451,630          15,364,468
 -----------------------------------------------------------------------------------
 Core Fixed
Income           700,272,578         129,615,546     711,768,271          86,186,112
 -----------------------------------------------------------------------------------
 Global In-
come             225,175,491         730,667,755     258,731,027         496,731,425
 -----------------------------------------------------------------------------------

 Forward Foreign Currency Exchange Contracts -- Core Fixed Income and Global Income may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or port-folio positions. Core Fixed Income and Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any result-ing unrealized gains or losses are recorded in the Funds' financial state-ments. The Funds record realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by de-livery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
  At October 31, 1999, Core Fixed Income had outstanding forward foreign ex-change contracts, both to purchase and sell foreign currencies as follows:

  Open Foreign Currency           Value on      Current   Unrealized Unrealized
  Sale Contracts               Settlement Date   Value       Gain       Loss
 ------------------------------------------------------------------------------
  Euro Currency
   expiring 11/15/1999              $7,686,580 $7,691,558       $ --    $ 4,978
 ------------------------------------------------------------------------------
  Total Open Foreign Currency
  Sale Contracts                    $7,686,580 $7,691,558       $ --    $ 4,978
 ------------------------------------------------------------------------------
  Closed but Unsettled
  Foreign                                                  Realized   Realized
  Currency Contracts           Purchase Value  Sale Value    Gain       Loss
 ------------------------------------------------------------------------------
  Australian Dollar
   expiring 12/13/1999              $4,007,653 $3,950,789       $ --    $56,864
 ------------------------------------------------------------------------------
  Total Closed but Unsettled
  Foreign Currency Contracts        $4,007,653 $3,950,789       $ --    $56,864
 ------------------------------------------------------------------------------

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


   At October 31, 1999, Global Income had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

  Open Foreign Currency       Value on                   Unrealized Unrealized
  Purchase Contracts       Settlement Date Current Value    Gain       Loss
 -----------------------------------------------------------------------------
  Australian Dollar
   expiring 12/13/1999        $  4,835,986  $  4,669,305 $       -- $  166,681
  Canadian Dollar
   expiring 11/30/1999          14,117,329    14,259,515    142,186         --
   expiring 12/7/1999           14,177,000    14,294,888    117,888         --
  Japanese Yen
   expiring 12/2/1999            7,105,000     7,389,092    284,092         --
  Swedish Krona
   expiring 12/1/1999            3,950,598     3,950,006         --        592
 -----------------------------------------------------------------------------
  Total Open Foreign Cur-
  rency
  Purchase Contracts          $ 44,185,913  $ 44,562,806 $  544,166 $  167,273
 -----------------------------------------------------------------------------
  Open Foreign Currency       Value on                   Unrealized Unrealized
  Sale Contracts           Settlement Date Current Value    Gain       Loss
 -----------------------------------------------------------------------------
  Danish Krone
   expiring 1/21/2000         $ 11,345,187  $ 11,183,702 $  161,485 $       --
  Euro Currency
   expiring 12/6/1999           20,254,650    20,340,166         --     85,516
   expiring 1/26/2000          176,251,300   172,003,458  4,247,842         --
  Great British Pound
   expiring 12/6/1999           39,499,415    39,463,874     35,541         --
  Japanese Yen
   expiring 11/18/1999          71,507,082    76,993,551         --  5,486,469
   expiring 12/3/1999           23,483,365    23,342,371    140,994         --
   expiring 12/20/1999          12,397,938    13,886,375         --  1,488,437
  New Zealand Dollar
   expiring 11/15/1999          10,664,420    10,185,180    479,240         --
 -----------------------------------------------------------------------------
  Total Open Foreign Cur-
  rency
  Sale Contracts              $365,403,357  $367,398,677 $5,065,102 $7,060,422
 -----------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1999

  Closed but Unsettled
  Foreign                      Purchase               Realized Realized
  Currency Contracts             Value    Sale Value    Gain     Loss
 ----------------------------------------------------------------------
  Japanese Yen
   expiring 11/18/1999        $28,678,000 $28,200,123 $     -- $477,877
   expiring 11/18/1999          7,260,000   7,320,758   60,758       --
   expiring 11/30/1999          7,210,504   7,226,000   15,496       --
   expiring 12/3/1999          14,140,000  14,562,224  422,224       --
  Great British Pound
   expiring 12/6/1999           7,200,000   7,153,296       --   46,704
  Australian Dollar
   expiring 12/13/1999          9,826,115   9,661,100       --  165,015
  Euro Currency
   expiring 1/26/2000           5,360,574   5,414,736   54,162       --
 ----------------------------------------------------------------------
  Total Closed but Unsettled
  Foreign Currency Contracts  $79,675,193 $79,538,237 $552,640 $689,596
 ----------------------------------------------------------------------

   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 1999, Global Income and Core Fixed Income had sufficient cash and/or securi-ties to cover any commitments under these contracts.
   Global Income has recorded a "Receivable for forward foreign currency ex-change contracts" and "Payable for forward foreign currency exchange con-tracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $6,161,908 and $7,917,291, respectively, in the accompanying Statement of Assets and Liabilities.
   Core Fixed Income has recorded a "Payable for forward foreign currency ex-change contracts" resulting from open and closed but not settled forward for-eign currency exchange contracts of $61,842 in the accompanying Statement of Assets and Liabilities.

 Futures Contracts -- The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates (in the case of Core Fixed Income and Global Income) or to seek to increase total return. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the con-tracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the under-lying securities. This risk may decrease the effectiveness of the Funds' strategies and potentially result in a loss.
   For the year ended October 31, 1999, Adjustable Rate Government, Short Du-ration Government, Government Income, Core Fixed Income and Global Income in-curred commission expenses of approximately $51,000, $44,000, $14,000, $39,000 and $19,000, respectively, in connection with futures contracts en-tered into with Goldman Sachs.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


 At October 31, 1999, open futures contracts were as follows:

                                                       Number of
                                                       Contracts     Settlement                 Unrealized
 Fund                                Type             Long (Short)     Month      Market Value  Gain (Loss)
 ----------------------------------------------------------------------------------------------------------
 Adjustable Rate Govern-
ment Fund                        Euro Dollars             215      December 1999  $ 50,514,250   $ (85,664)
                                 Euro Dollars              97      March 2000       22,814,400     (14,380)
                                 Euro Dollars              60      June 2000        14,085,750      10,135
                                 Euro Dollars             (20)     September 2000   (4,688,500)     (3,377)
                                 Euro Dollars             (20)     December 2000    (4,680,250)     (6,877)
                                 Euro Dollars             (20)     March 2001       (4,678,500)     (4,877)
                          5 Year U.S. Treasury Notes     (120)     December 1999   (12,954,375)    (38,856)
                          10 Year U.S. Treasury Notes    (233)     December 1999   (25,564,469)    (33,458)
                          20 Year U.S. Treasury Bond      (14)     December 1999    (1,590,312)    (26,273)
                                                                                  -----------------------
                                                                                  $ 33,257,994   $(203,627)
 ----------------------------------------------------------------------------------------------------------
 Short Duration Govern-
ment Fund                        Euro Dollars              55      December 1999  $ 12,922,250   $ (60,879)
                                 Euro Dollars              35      March 2000        8,232,000     (36,160)
                                 Euro Dollars              65      June 2000        15,259,563    (197,850)
                                 Euro Dollars              85      September 2000   19,926,125    (269,790)
                          2 Year U.S. Treasury Notes      261      December 1999    54,039,234     (50,527)
                          5 Year U.S. Treasury Notes     (259)     December 1999   (27,959,859)    (34,757)
                          10 Year U.S. Treasury Notes    (193)     December 1999   (21,175,719)    (15,152)
                          20 Year U.S. Treasury Bond      (89)     December 1999   (10,109,844)    (14,573)
                                                                                  -----------------------
                                                                                  $ 51,133,750   $(679,688)
 ----------------------------------------------------------------------------------------------------------
 Government Income Fund          Euro Dollars              10      December 1999  $  2,349,500   $ (26,189)
                                 Euro Dollars              10      March 2000        2,352,000         562
                                 Euro Dollars              10      September 2000    2,344,250     (16,564)
                          2 Year U.S. Treasury Notes       5       December 1999     1,035,234        (968)
                          5 Year U.S. Treasury Notes      (33)     December 1999    (3,562,453)     (5,427)
                          10 Year U.S. Treasury Notes      20      December 1999     2,194,375      (1,653)
                          20 Year U.S. Treasury Bond       22      December 1999     2,499,063       6,491
                                                                                  -----------------------
                                                                                  $  9,211,969   $ (43,748)
 ----------------------------------------------------------------------------------------------------------
 Core Fixed Income Fund          Euro Dollars              20      December 1999  $  4,699,000   $ (67,252)
                                 Euro Dollars              25      March 2000        5,880,000     (40,408)
                          5 Year U.S. Treasury Notes     (233)     December 1999   (25,153,078)    (35,982)
                          10 Year U.S. Treasury Notes     (40)     December 1999    (4,388,750)     (4,382)
                          20 Year U.S. Treasury Bond      360      December 1999    40,893,750      37,792
                                                                                  -----------------------
                                                                                  $(21,930,922)  $(110,232)
 ----------------------------------------------------------------------------------------------------------
 Global Income Fund              Euro Dollars              12      December 1999  $  2,819,400   $  (4,800)
                                 Euro Dollars              9       March 2000        2,116,800       1,575
                                 Euro Dollars              7       June 2000         1,643,338       1,225
                          5 Year U.S. Treasury Notes     (116)     December 1999   (12,522,562)     10,062
                          10 Year U.S. Treasury Notes    (252)     December 1999   (27,649,124)    209,220
                          20 Year U.S. Treasury Bond      240      December 1999    27,262,500     (39,688)
                                                                                  -----------------------
                                                                                  $ (6,329,648)  $ 177,594
 ----------------------------------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1999

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping by a bank custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Funds, together with other registered investment companies having manage-ment agreements with GSFM, GSAMI and GSAM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At October 31, 1999, Adjustable Rate Government, Short Duration Government, Government Income and Core Fixed Income had undivided interests in the repur-chase agreements in the following joint account which equaled $9,400,000, $18,300,000, $15,500,000, and $49,700,000, respectively, in principal amount.
 At October 31, 1999, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

                                          Principal    Interest   Maturity    Amortized
 Repurchase Agreements                      Amount       Rate       Date         Cost
 -----------------------------------------------------------------------------------------
 ABN/AMRO, Inc.                         $  420,000,000   5.33%   11/01/1999 $  420,000,000
 -----------------------------------------------------------------------------------------
 Bear Stearns Companies, Inc.              200,000,000   5.33    11/01/1999    200,000,000
 -----------------------------------------------------------------------------------------
 Deutsche Morgan Grenfell                  318,700,000   5.33    11/01/1999    318,700,000
 -----------------------------------------------------------------------------------------
 Banc of America Securities              1,000,000,000   5.33    11/01/1999  1,000,000,000
 -----------------------------------------------------------------------------------------
 SG Cowen Securities                       400,000,000   5.33    11/01/1999    400,000,000
 -----------------------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                                   $2,338,700,000
 -----------------------------------------------------------------------------------------

 7. LINE OF CREDIT FACILITY

 The Funds participated in a $250,000,000 uncommitted, unsecured revolving line of credit facility which was terminated on April 30, 1999. In addition, Global Income participated in a $50,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must have owned securities having a market value in excess of 300% of the to-tal bank borrowings. Effective April 30, 1999, the Funds now participate in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the year ended October 31, 1999, the Funds did not have any borrowings under any of these facilities.

 8. OTHER MATTERS

 As of October 31, 1999, the Goldman, Sachs & Co. Profit Sharing Master Trust was the beneficial owner of approximately 20% and 10% of the outstanding shares of Short Duration Government and Global Income, respectively. The Goldman Sachs Balanced Strategy Portfolio was the beneficial owner of approx-imately 16% of Short Duration Government. The Goldman

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


 Sachs Growth and Income Strategy Portfolio was the beneficial owner of ap-proximately 16% and 16% of Core Fixed Income and Global Income, respectively. The Goldman Sachs Growth Strategy Portfolio was the beneficial owner of ap-proximately 7% of Global Income.

 9. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, Adjustable Rate Government has reclassified $73,291 and $3,782,544 from accumulated net realized gain and paid-in capital, respectively, to accumulated undistributed net investment income. Short Duration Government has reclassified $365,923 and $80,351 from accumulated undistributed net investment income and paid-in capital, respec-tively, to accumulated net realized loss. Government Income Fund has reclas-sified $6,901 and $22,533 from accumulated net realized gain and paid-in capital, respectively, to accumulated undistributed net investment income. Core Fixed Income has reclassified $213,348 and $6,123 from accumulated un-distributed net investment income and paid-in capital, respectively, to accu-mulated net realized loss. Global Income Fund has reclassified $237,235 and $1,470,960 from paid-in capital and accumulated undistributed net investment income, respectively, to accumulated net realized gain.
   These reclassifications have no impact on the net asset value of each Fund and are designed to present each Fund's capital accounts on a tax basis.

 10. CHANGE IN INDEPENDENT AUDITORS

 On October 26, 1999 the Board of Trustees of the Funds, upon the recommenda-tion of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Funds' independent auditors to Ernst & Young LLP. For the fiscal years ended October 31, 1999 and October 31, 1998, Arthur Andersen LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, au-dit scope, or accounting principles. Further, there were no disagreements be-tween the Funds and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1999

 11. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the year ended October 31, 1999 is as follows:

                               Adjustable Rate
                                 Government           Short Duration Government
                         --------------------------------------------------------
                               Shares        Dollars       Shares        Dollars
 --------------------------------------------------------------------------------
 Class A Shares
 Shares sold               31,904,130  $ 307,792,374   10,095,040  $  98,117,271
 Reinvestment of divi-
 dends and distributions      119,965      1,158,237      216,498      2,098,601
 Shares repurchased       (35,923,098)  (346,731,900) (10,580,288)  (102,834,224)
                         --------------------------------------------------------
                           (3,899,003)   (37,781,289)    (268,750)    (2,618,352)
 --------------------------------------------------------------------------------
 Class B Shares
 Shares sold                       --             --      536,977      5,189,723
 Reinvestment of divi-
 dends and distributions           --             --       19,167        185,709
 Shares repurchased                --             --     (338,423)    (3,279,805)
                         --------------------------------------------------------
                                   --             --      217,721      2,095,627
 --------------------------------------------------------------------------------
 Class C Shares
 Shares sold                       --             --    8,886,376     86,234,626
 Reinvestment of divi-
 dends and distributions           --             --       20,160        197,199
 Shares repurchased                --             --   (8,627,888)   (83,700,711)
                         --------------------------------------------------------
                                   --             --      278,648      2,731,114
 --------------------------------------------------------------------------------
 Institutional Shares
 Shares sold               20,323,432    196,917,377    9,547,581     92,884,069
 Reinvestment of divi-
 dends and distributions    1,061,620     10,265,385      513,104      4,969,995
 Shares repurchased       (34,221,185)  (331,249,902)  (9,495,933)   (92,157,561)
                         --------------------------------------------------------
                          (12,836,133)  (124,067,140)     564,752      5,696,503
 --------------------------------------------------------------------------------
 Administration Shares
 Shares sold                   68,624        664,460       89,932        879,455
 Reinvestment of divi-
 dends and distributions       11,849        114,653       21,750        212,241
 Shares repurchased          (699,098)    (6,780,446)    (853,809)    (8,273,964)
                         --------------------------------------------------------
                             (618,625)    (6,001,333)    (742,127)    (7,182,268)
 --------------------------------------------------------------------------------
 Service Shares
 Shares sold                   41,184        399,000      220,831      2,138,369
 Reinvestment of divi-
 dends and distributions        3,813         36,897       35,301        341,399
 Shares repurchased           (47,218)      (457,580)    (195,427)    (1,896,564)
                         --------------------------------------------------------
                               (2,221)       (21,683)      60,705        583,204
 --------------------------------------------------------------------------------
 NET INCREASE (DECREASE)  (17,355,982) $(167,871,445)     110,949  $   1,305,828
 --------------------------------------------------------------------------------

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


    Government Income            Core Fixed Income            Global Income
-----------------------------------------------------------------------------------
     Shares         Dollars       Shares        Dollars      Shares        Dollars
-----------------------------------------------------------------------------------
 15,480,704   $ 221,875,202   15,664,674  $ 153,790,343  11,408,207  $ 172,565,659
    399,303       5,661,524      364,578      3,579,460     893,424     13,446,916
(16,666,682)   (239,289,704) (14,632,982)  (143,984,124) (7,423,402)  (111,559,802)
-----------------------------------------------------------------------------------
   (786,675)    (11,752,978)   1,396,270     13,385,679   4,878,229     74,452,773
-----------------------------------------------------------------------------------

    995,374      14,092,144    1,292,427     12,801,294     799,694     11,962,762
     63,277         898,159       45,231        443,248      37,347        559,007
   (704,136)     (9,886,884)    (499,533)    (4,888,859)   (200,617)    (2,973,643)
-----------------------------------------------------------------------------------
    354,515       5,103,419      838,125      8,355,683     636,424      9,548,126
-----------------------------------------------------------------------------------

    584,857       8,274,255      731,786      7,234,043     427,735      6,481,148
     44,022         624,389       26,464        260,185      19,764        296,195
   (541,898)     (7,636,754)    (519,952)    (5,098,447)   (170,181)    (2,517,755)
-----------------------------------------------------------------------------------
     86,981       1,261,890      238,298      2,395,781     277,318      4,259,588
-----------------------------------------------------------------------------------

    357,908       5,057,233   12,407,934    122,028,595  10,355,146    156,504,371
     18,233         257,175      849,565      8,328,838     419,045      6,293,031
   (122,650)     (1,741,188)  (9,506,792)   (94,135,666) (2,870,867)   (42,857,412)
-----------------------------------------------------------------------------------
    253,491       3,573,220    3,750,707     36,221,767   7,903,324    119,939,990
-----------------------------------------------------------------------------------

         --              --      285,215      2,874,182          --             --
         --              --       43,863        435,986          --             --
         --              --   (1,569,648)   (15,306,734)         --             --
-----------------------------------------------------------------------------------
         --              --   (1,240,570)   (11,996,566)         --             --
-----------------------------------------------------------------------------------

        987          14,000      480,043      4,718,380      39,802        600,905
          9             128       44,910        440,209       3,980         59,733
         --              --     (178,571)    (1,746,555)    (34,363)      (530,678)
-----------------------------------------------------------------------------------
        996          14,128      346,382      3,412,034       9,419        129,960
-----------------------------------------------------------------------------------
    (90,692)  $  (1,800,321)   5,329,212  $  51,774,378  13,704,714  $ 208,330,437
-----------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1999

 11. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the year ended October 31, 1998 is as follows:

                                                                              Adjustable Rate
                                                                                Government           Short Duration Government
                                                                          ------------------------------------------------------
                                                                              Shares        Dollars       Shares        Dollars
 -------------------------------------------------------------------------------------------------------------------------------
 Class A Shares
 Shares sold                                                              19,932,653  $ 194,697,319   16,985,961  $ 167,624,322
 Reinvestments of dividends and distributions                                604,097      5,945,679      120,111      1,185,808
 Shares repurchased                                                      (18,654,663)  (182,295,231) (12,340,018)  (121,740,352)
                                                                          ------------------------------------------------------
                                                                           1,882,087     18,347,767    4,766,054     47,069,778
 -------------------------------------------------------------------------------------------------------------------------------
 Class B Shares
 Shares sold                                                                      --             --      603,049      5,943,625
 Reinvestments of dividends and distributions                                     --             --        7,568         74,540
 Shares repurchased                                                               --             --     (177,997)    (1,755,511)
                                                                          ------------------------------------------------------
                                                                                  --             --      432,620      4,262,654
 -------------------------------------------------------------------------------------------------------------------------------
 Class C Shares
 Shares sold                                                                      --             --    2,838,549     27,966,526
 Reinvestments of dividends and distributions                                     --             --        4,686         46,150
 Shares repurchased                                                               --             --   (2,404,324)   (23,689,726)
                                                                          ------------------------------------------------------
                                                                                  --             --      438,911      4,322,950
 -------------------------------------------------------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                                                              28,576,509    280,382,576    8,996,219     88,597,711
 Reinvestments of dividends and distributions                              1,450,779     14,219,494      476,030      4,685,919
 Shares repurchased                                                      (31,436,222)  (308,484,524)  (5,282,160)   (51,951,739)
                                                                          ------------------------------------------------------
                                                                          (1,408,934)   (13,882,454)   4,190,089     41,331,891
 -------------------------------------------------------------------------------------------------------------------------------
 Administration Shares
 Shares sold                                                                 526,967      5,168,122      643,992      6,337,403
 Reinvestments of dividends and distributions                                 16,347        159,947       21,813        215,247
 Shares repurchased                                                         (207,333)    (2,030,808)     (30,888)      (304,789)
                                                                          ------------------------------------------------------
                                                                             335,981      3,297,261      634,917      6,247,861
 -------------------------------------------------------------------------------------------------------------------------------
 Service Shares
 Shares sold                                                                  59,251        580,933      478,854      4,707,065
 Reinvestments of dividends and distributions                                  2,671         26,153       26,999        265,734
 Shares repurchased                                                          (12,170)      (119,234)    (213,862)    (2,100,422)
                                                                          ------------------------------------------------------
                                                                              49,752        487,852      291,991      2,872,377
 -------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE                                                                858,886  $   8,250,426   10,754,582  $ 106,107,511
 -------------------------------------------------------------------------------------------------------------------------------

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS



       Government Income          Core Fixed Income           Global Income
 ---------------------------------------------------------------------------------
       Shares         Dollars      Shares       Dollars      Shares       Dollars
 ---------------------------------------------------------------------------------
   10,117,601   $ 148,936,815   8,313,076  $ 84,205,066   6,208,388  $ 94,795,767
      317,568       4,667,254     192,581     1,951,173     644,423     9,725,285
   (8,375,782)   (123,588,302) (3,945,813)  (40,108,401) (4,034,417)  (61,329,954)
 ---------------------------------------------------------------------------------
    2,059,387      30,015,767   4,559,844    46,047,838   2,818,394    43,191,098
 ---------------------------------------------------------------------------------
      988,916      14,582,947     762,323     7,750,260     358,077     5,463,974
       36,689         539,851      10,510       106,863      16,608       250,647
     (495,310)     (7,326,615)   (133,282)   (1,356,868)    (83,968)   (1,277,096)
 ---------------------------------------------------------------------------------
      530,295       7,796,183     639,551     6,500,255     290,717     4,437,525
 ---------------------------------------------------------------------------------
      695,338      10,239,137     641,726     6,499,362     284,497     4,320,887
       12,307         181,980      10,040       102,303       6,328        95,885
     (143,057)     (2,112,718)   (135,503)   (1,377,439)    (61,616)     (932,193)
 ---------------------------------------------------------------------------------
      564,588       8,308,399     516,263     5,224,226     229,209     3,484,579
 ---------------------------------------------------------------------------------
       43,336         637,656  16,206,866   163,978,142   9,752,852   148,646,615
        9,140         134,281     558,960     5,664,936     252,867     3,816,828
       (4,930)        (72,125) (5,578,137)  (56,603,166) (2,632,348)  (40,270,900)
 ---------------------------------------------------------------------------------
       47,546         699,812  11,187,689   113,039,912   7,373,371   112,192,543
 ---------------------------------------------------------------------------------
           --              --     779,791     7,866,673          --            --
           --              --      49,361       499,933          --            --
           --              --    (201,424)   (2,053,871)         --            --
 ---------------------------------------------------------------------------------
           --              --     627,728     6,312,735          --            --
 ---------------------------------------------------------------------------------
           --              --     375,085     3,807,318      62,146       946,767
            7             104      19,089       193,910       1,707        26,082
           --              --     (67,401)     (688,807)     (6,198)      (94,978)
 ---------------------------------------------------------------------------------
            7             104     326,773     3,312,421      57,655       877,871
 ---------------------------------------------------------------------------------
    3,201,823   $  46,820,265  17,857,848  $180,437,387  10,769,346  $164,183,616
 ---------------------------------------------------------------------------------

GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period



                                  Income (loss) from
                                      investment
                                     operations(a)        Distributions to shareholders
                                 ----------------------   -----------------------------
                                                Net                                         Net
                                              realized                                    increase
                       Net asset                and                  In excess           (decrease)
                       value at     Net      unrealized    From net    of net              in net
                       beginning investment     gain      investment investment  From      asset
                       of period   income      (loss)       income     income   capital    value
 FOR THE YEARS ENDED OCTOBER 31,
 1999 - Class A Shares   $9.69     $0.49       $(0.05)      $(0.44)    $   --   $(0.06)    $(0.06)
 1999 - Institutional
 Shares                   9.70      0.53        (0.05)       (0.48)        --    (0.06)     (0.06)
 1999 - Administration
 Shares(g)                9.70      0.37(f)      0.01 (f)    (0.33)        --    (0.04)      0.01
 1999 - Service Shares    9.70      0.48        (0.04)       (0.43)        --    (0.06)     (0.05)
 --------------------------------------------------------------------------------------------------
 1998 - Class A Shares    9.88      0.53        (0.17)       (0.53)     (0.02)      --      (0.19)
 1998 - Institutional
 Shares                   9.88      0.55        (0.16)       (0.55)     (0.02)      --      (0.18)
 1998 - Administration
 Shares                   9.88      0.53        (0.16)       (0.53)     (0.02)      --      (0.18)
 1998 - Service Shares    9.88      0.51        (0.16)       (0.51)     (0.02)      --      (0.18)
 --------------------------------------------------------------------------------------------------
 1997 - Class A Shares    9.83      0.57(f)      0.05 (f)    (0.57)        --       --       0.05
 1997 - Institutional
 Shares                   9.83      0.59(f)      0.05 (f)    (0.59)        --       --       0.05
 1997 - Administration
 Shares                   9.83      0.57(f)      0.05 (f)    (0.57)        --       --       0.05
 1997 - Service Shares
 (commenced March 27)     9.84      0.33(f)      0.04 (f)    (0.33)        --       --       0.04
 --------------------------------------------------------------------------------------------------
 1996 - Class A Shares    9.77      0.55(f)      0.08 (f)    (0.55)     (0.02)      --       0.06
 1996 - Institutional
 Shares                   9.77      0.57(f)      0.08 (f)    (0.57)     (0.02)      --       0.06
 1996 - Administration
 Shares                   9.77      0.55(f)      0.08 (f)    (0.55)     (0.02)      --       0.06
 --------------------------------------------------------------------------------------------------
 1995 - Class A Shares
 (commenced May 15)       9.79      0.27(f)     (0.01)(f)    (0.27)     (0.01)      --      (0.02)
 1995 - Institutional
 Shares                   9.74      0.56(f)      0.07 (f)    (0.57)     (0.03)      --       0.03
 1995 - Administration
 Shares                   9.74      0.54(f)      0.07 (f)    (0.55)     (0.03)      --       0.03
 --------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the effect of mortgage dollar roll transactions.
 (f) Calculated based on the average shares outstanding methodology.
 (g) Administration Class shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

The accompanying notes are an integral part of these financial statements.

                                   GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND

                                                                            Ratios assuming no voluntary waiver
                                                                              of fees or expense limitations
                                                                           -------------------------------------
                          Net assets                         Ratio of                              Ratio of
   Net asset              at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
  value, end     Total      period    net expenses to       income to         expenses to         income to      turnover
   of period   return(b)  (in 000s)  average net assets average net assets average net assets average net assets  rate(e)
     $9.63       4.65%     $ 22,862         0.89%              5.15%              0.93%              5.11%         38.86%
      9.64       5.06       315,024         0.49               5.49               0.53               5.45          38.86
      9.71(g)    4.02(d)         --         0.74(c)            5.35(c)            0.78(c)            5.31(c)       38.86
      9.65       4.65           797         0.99               4.99               1.03               4.95          38.86
 -------------------------------------------------------------------------------------------------------------------------
      9.69       3.71        60,782         0.80               5.40               1.02               5.18          33.64
      9.70       4.09       441,228         0.53               5.63               0.53               5.63          33.64
      9.70       3.83         5,999         0.78               5.33               0.78               5.33          33.64
      9.70       3.57           822         1.03               5.09               1.03               5.09          33.64
 -------------------------------------------------------------------------------------------------------------------------
      9.88       6.43        43,393         0.74               5.60               1.02               5.32          46.58
      9.88       6.70       463,511         0.49               5.99               0.52               5.96          46.58
      9.88       6.43         2,793         0.74               5.73               0.77               5.70          46.58
      9.88       3.81(d)        346         1.05(c)            5.64(c)            1.08(c)            5.61(c)       46.58
 -------------------------------------------------------------------------------------------------------------------------
      9.83       6.60        10,728         0.70               5.59               1.01               5.28          52.36
      9.83       6.86       613,149         0.45               5.85               0.51               5.79          52.36
      9.83       6.60         3,792         0.70               5.59               0.76               5.53          52.36
 -------------------------------------------------------------------------------------------------------------------------
      9.77       2.74(d)     15,203         0.69(c)            5.87(c)            1.01(c)            5.55(c)       24.12
      9.77       6.75       657,358         0.46               5.77               0.53               5.70          24.12
      9.77       6.48         3,572         0.71               5.50               0.78               5.43          24.12
 -------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


                                    Income (loss) from      Distributions to
                                 investment operations(a)     shareholders
                                 -------------------------- ----------------
                       Net asset                                             Net increase
                       value at     Net       Net realized      From net      (decrease)
                       beginning investment  and unrealized    investment    in  net asset
                       of period   income     gain (loss)        income          value
 FOR THE YEARS ENDED OCTOBER 31,
 1999 - Class A Shares   $9.91     $0.55         $(0.36)         $(0.53)        $(0.34)
 1999 - Class B Shares    9.88      0.48          (0.33)          (0.47)         (0.32)
 1999 - Class C Shares    9.88      0.47          (0.36)          (0.45)         (0.34)
 1999 - Institutional
 Shares                   9.90      0.59          (0.35)          (0.57)         (0.33)
 1999 - Administration
 Shares(h)                9.91      0.40(f)       (0.25)(f)       (0.39)         (0.24)
 1999 - Service Shares    9.89      0.54          (0.35)          (0.52)         (0.33)
 -----------------------------------------------------------------------------------------
 1998 - Class A Shares    9.88      0.57           0.04           (0.58)          0.03
 1998 - Class B Shares    9.86      0.51           0.03           (0.52)          0.02
 1998 - Class C Shares    9.86      0.49           0.03           (0.50)          0.02
 1998 - Institutional
 Shares                   9.86      0.58           0.06           (0.60)          0.04
 1998 - Administration
 Shares                   9.89      0.55           0.05           (0.58)          0.02
 1998 - Service Shares    9.86      0.55           0.04           (0.56)          0.03
 -----------------------------------------------------------------------------------------
 1997 - Class A Shares
 (commenced May 1)        9.78      0.31(f)        0.09 (f)       (0.30)          0.10
 1997 - Class B Shares
 (commenced May 1)        9.75      0.28(f)        0.10 (f)       (0.27)          0.11
 1997 - Class C Shares
 (commenced August 15)    9.83      0.12(f)        0.02 (f)       (0.11)          0.03
 1997 - Institutional
 Shares                   9.83      0.64(f)        0.03 (f)       (0.64)          0.03
 1997 - Administration
 Shares                   9.85      0.62(f)        0.04 (f)       (0.62)          0.04
 1997 - Service Shares    9.82      0.59(f)        0.04 (f)       (0.59)          0.04
 -----------------------------------------------------------------------------------------
 1996 - Institutional
 Shares                   9.82      0.63(f)        0.01 (f)       (0.63)          0.01
 1996 - Administration
 Shares(g)                9.86      0.38(f)          -- (f)       (0.39)         (0.01)
 1996 - Service Shares
 (Commenced April 10)     9.72      0.31(f)        0.10 (f)       (0.31)          0.10
 -----------------------------------------------------------------------------------------
 1995 - Institutional
 Shares                   9.64      0.66(f)        0.17 (f)       (0.65)          0.18
 1995 - Administration
 Shares(g)                9.64      0.24(f)       (0.04)(f)       (0.21)         (0.01)
 -----------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the effect of mortgage dollar roll transactions.
 (f) Calculated based on the average shares outstanding methodology.
 (g) Short Duration Government Fund Administration shares commenced activity on April 15, 1993, were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.
 (h) Administration Class shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

                                                                               Ratios assuming no voluntary waiver
                                                                                 of fees or expense limitations
                                                                             ---------------------------------------
                          Net assets                          Ratio of                                Ratio of
  Net asset               at end of       Ratio of          net investment        Ratio of          net investment   Portfolio
  value, end     Total      period     net expenses to        income to          expenses to          income to      turnover
  of period    return(b)  (in 000s)   average net assets  average net assets  average net assets  average net assets  rate(e)
    $9.57        1.97%     $ 52,235         0.94%               5.61%               1.07%               5.48%         172.61%
     9.56        1.56         6,937         1.54                5.04                1.82                4.76          172.61
     9.54        1.21         7,029         1.69                4.83                1.82                4.70          172.61
     9.57        2.49       146,062         0.54                6.03                0.67                5.90          172.61
     9.67(h)     1.57(d)         --         0.79(c)             5.76(c)             0.92(c)             5.63(c)       172.61
     9.56        1.97         6,605         1.04                5.54                1.17                5.41          172.61
 -----------------------------------------------------------------------------------------------------------------------------
     9.91        6.36        56,725         0.81                5.68                1.32                5.17          119.89
     9.88        5.62         5,025         1.41                5.12                1.87                4.66          119.89
     9.88        5.46         4,527         1.56                4.64                1.87                4.33          119.89
     9.90        6.75       145,514         0.53                6.06                0.84                5.75          119.89
     9.91        6.27         7,357         0.78                5.76                1.09                5.45          119.89
     9.89        6.12         6,232         1.03                5.56                1.34                5.25          119.89
 -----------------------------------------------------------------------------------------------------------------------------
     9.88        4.14(d)      9,491         0.70(c)             6.05(c)             1.32(c)             5.43(c)       102.58
     9.86        3.94(d)        747         1.30(c)             5.52(c)             1.82(c)             5.00(c)       102.58
     9.86        1.44(d)        190         1.45(c)             5.52(c)             1.82(c)             5.15(c)       102.58
     9.86        7.07       103,729         0.45                6.43                0.82                6.06          102.58
     9.89        6.91         1,060         0.70                6.19                1.07                5.82          102.58
     9.86        6.63         3,337         0.95                5.92                1.32                5.55          102.58
 -----------------------------------------------------------------------------------------------------------------------------
     9.83        6.75        99,944         0.45                6.44                0.71                6.18          115.45
     9.85        4.00(d)        252         0.70(c)             5.97(c)             0.96(c)             5.71(c)       115.45
     9.82        4.35(d)      1,822         0.95(c)             6.05(c)             1.21(c)             5.79(c)       115.45
 -----------------------------------------------------------------------------------------------------------------------------
     9.82        8.97       103,760         0.45                6.87                0.72                6.60          292.56
     9.63        2.10(d)         --         0.70(c)             7.91(c)             0.90(c)             7.71(c)       292.56
 -----------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                    Income (loss) from
                                 investment operations(a)    Distributions to shareholders
                                 ------------------------- ------------------------------------------
                       Net asset                                      In excess
                        value,      Net      Net realized   From net    of net       From
                       beginning investment and unrealized investment investment net realized
                       of period   income    gain (loss)     income     income      gains
 FOR THE YEARS ENDED OCTOBER 31,
 1999 - Class A Shares  $14.91     $0.80        $(0.89)      $(0.77)   $    --      $(0.35)
 1999 - Class B Shares   14.92      0.69         (0.87)       (0.67)        --       (0.35)
 1999 - Class C Shares   14.91      0.69         (0.88)       (0.66)        --       (0.35)
 1999 - Institutional
 Shares                  14.90      0.85         (0.88)       (0.83)        --       (0.35)
 1999 - Service Shares   14.88      0.77         (0.92)       (0.75)        --       (0.35)
 ----------------------------------------------------------------------------------------------------
 1998 - Class A Shares   14.59      0.81          0.45        (0.81)    (0.07)       (0.06)
 1998 - Class B Shares   14.61      0.72          0.42        (0.72)    (0.05)       (0.06)
 1998 - Class C Shares   14.60      0.74          0.40        (0.74)    (0.03)       (0.06)
 1998 - Institutional
 Shares                  14.59      0.87          0.42        (0.87)    (0.05)       (0.06)
 1998 - Service Shares   14.59      0.80          0.40        (0.80)    (0.05)       (0.06)
 ----------------------------------------------------------------------------------------------------
 1997 - Class A Shares   14.36      0.91          0.29        (0.90)        --       (0.07)
 1997 - Class B Shares   14.37      0.80          0.30        (0.79)        --       (0.07)
 1997 - Class C Shares
 (commenced August 15)   14.38      0.17          0.22        (0.17)        --          --
 1997 - Institutional
 Shares (commenced
 August 15)              14.37      0.20          0.22        (0.20)        --          --
 1997 - Service Shares
 (commenced August 15)   14.37      0.20          0.21        (0.19)        --          --
 ----------------------------------------------------------------------------------------------------
 1996 - Class A shares   14.47      0.92         (0.11)       (0.92)        --          --
 1996 - Class B shares
 (commenced May 1)       14.11      0.41          0.26        (0.41)        --          --
 ----------------------------------------------------------------------------------------------------
 1995 - Class A shares   13.47      0.94          1.00        (0.94)        --          --
 ----------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the effect of mortgage dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS GOVERNMENT INCOME FUND

                                                                                 Ratios assuming no voluntary waiver
                                                                                   of fees or expense limitations
                                                                                ------------------------------------
                                                                    Ratio of                            Ratio of
Net increase                       Net assets      Ratio of      net investment      Ratio of        net investment
 (decrease)   Net asset            at end of    net expenses to    income to       expenses to         income to      Portfolio
in net asset  value, end   Total     period        average          average          average            average       turnover
    value     of period  return(b) (in 000s)      net assets       net assets       net assets         net assets      rate(e)
   $(1.21)      $13.70   (0.63)%    $ 82,102         0.98%            5.63%            1.33%              5.28%        277.64%
    (1.20)       13.72   (1.29)       19,684         1.73             4.88             2.08               4.53         277.64
    (1.20)       13.71   (1.29)       10,053         1.73             4.89             2.08               4.54         277.64
    (1.21)       13.69   (0.23)        5,899         0.58             6.07             0.93               5.72         277.64
    (1.25)       13.63   (1.01)           15         1.08             5.56             1.43               5.21         277.64
--------------------------------------------------------------------------------------------------------------------------------
     0.32        14.91    8.98       101,015         0.76             5.53             1.53               4.76         315.43
     0.31        14.92    8.09        16,125         1.51             4.76             2.05               4.22         315.43
     0.31        14.91    8.09         9,639         1.51             4.59             2.05               4.05         315.43
     0.31        14.90    9.19         2,642         0.51             5.82             1.05               5.28         315.43
     0.29        14.88    8.53             2         1.01             5.48             1.55               4.94         315.43
--------------------------------------------------------------------------------------------------------------------------------
     0.23        14.59    8.72        68,859         0.50             6.38             1.82               5.06         395.75
     0.24        14.61    7.96         8,041         1.25             5.59             2.32               4.52         395.75
     0.22        14.60    2.72(d)      1,196         1.25(c)          5.45(c)          2.32(c)            4.38(c)      395.75
     0.22        14.59    2.94(d)      1,894         0.25(c)          7.03(c)          1.32(c)            5.96(c)      395.75
     0.22        14.59    2.85(d)          2         0.75(c)          6.49(c)          1.82(c)            5.42(c)      395.75
--------------------------------------------------------------------------------------------------------------------------------
    (0.11)       14.36    5.80        30,603         0.50             6.42             1.89               5.03         485.09
     0.26        14.37    4.85(d)        234         1.25(c)          5.65(c)          2.39(c)            4.51(c)      485.09
--------------------------------------------------------------------------------------------------------------------------------
     1.00        14.47   14.90        29,503         0.47             6.67             2.34               4.80         449.53
--------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                       Income (loss) from
                                    investment operations(a)   Distributions to shareholders
                                    -------------------------- ------------------------------
                          Net asset                                       In excess           Net increase
                          value at     Net       Net realized   From net    of net   From net  (decrease)
                          beginning investment  and unrealized investment investment realized in net asset
                          of period   income     gain (loss)     income     income    gains      value
 FOR THE YEARS ENDED OCTOBER 31,
   1999 - Class A Shares   $10.25     $0.54         $(0.61)      $(0.53)    $  --     $(0.15)    $(0.75)
   1999 - Class B Shares    10.28      0.48          (0.62)       (0.47)       --      (0.15)     (0.76)
   1999 - Class C Shares    10.28      0.47          (0.62)       (0.46)       --      (0.15)     (0.76)
   1999 - Institutional
   Shares                   10.28      0.58          (0.62)       (0.57)       --      (0.15)     (0.76)
   1999 - Administration
   Shares(g)                10.27      0.40(f)       (0.41)(f)    (0.40)       --      (0.15)     (0.56)
   1999 - Service Shares    10.28      0.54          (0.62)       (0.53)       --      (0.15)     (0.76)
 ---------------------------------------------------------------------------------------------------------
   1998 - Class A Shares    10.06      0.59           0.27        (0.59)    (0.02)     (0.06)      0.19
   1998 - Class B Shares    10.09      0.52           0.27        (0.52)    (0.02)     (0.06)      0.19
   1998 - Class C Shares    10.09      0.52           0.27        (0.52)    (0.02)     (0.06)      0.19
   1998 - Institutional
   Shares                   10.08      0.61           0.29        (0.61)    (0.03)     (0.06)      0.20
   1998 - Administration
   Shares                   10.07      0.57           0.29        (0.57)    (0.03)     (0.06)      0.20
   1998 - Service Shares    10.09      0.56           0.27        (0.56)    (0.02)     (0.06)      0.19
 ---------------------------------------------------------------------------------------------------------
   1997 - Class A Shares
   (commenced May 1)         9.70      0.30           0.36        (0.30)       --         --       0.36
   1997 - Class B Shares
   (commenced May 1)         9.72      0.27           0.37        (0.27)       --         --       0.37
   1997 - Class C Shares
   (commenced August 15)     9.93      0.11           0.16        (0.11)       --         --       0.16
   1997 - Institutional
   Shares                    9.85      0.64           0.23        (0.64)       --         --       0.23
   1997 - Administration
   Shares                    9.84      0.62           0.23        (0.62)       --         --       0.23
   1997 - Service Shares     9.86      0.59           0.23        (0.59)       --         --       0.23
 ---------------------------------------------------------------------------------------------------------
   1996 - Institutional
   Shares                   10.00      0.64          (0.07)       (0.64)       --      (0.08)     (0.15)
   1996 - Administrative
   Shares (commenced
   February 28)              9.91      0.41          (0.07)       (0.41)       --         --      (0.07)
   1996 - Service Shares
   (commenced March 13)      9.77      0.38           0.09        (0.38)       --         --       0.09
 ---------------------------------------------------------------------------------------------------------
   1995 - Institutional
   Shares                    9.24      0.64           0.76        (0.64)       --         --       0.76
 ---------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the effect of mortgage dollar roll transactions.
 (f) Calculated based on average shares outstanding methodology.
 (g) Administration Class shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS CORE FIXED INCOME FUND

                                                                            Ratios assuming no voluntary waiver
                                                                              of fees or expense limitations
                                                                           -------------------------------------
                              Net
                            assets                           Ratio of                              Ratio of
   Net asset               at end of      Ratio of        net investment        Ratio of        net investment   Portfolio
  value, end     Total      period    net expenses to       income to         expenses to         income to      turnover
   of period   return(b)   (in 000s) average net assets average net assets average net assets average net assets  rate(e)
    $ 9.50       (0.68)%   $ 65,368         0.94%              5.57%              0.98%              5.53%        279.67%
      9.52       (1.47)      14,654         1.69               4.83               1.73               4.79         279.67
      9.52       (1.51)       7,443         1.69               4.82               1.73               4.78         279.67
      9.52       (0.37)     216,973         0.54               5.97               0.58               5.93         279.67
      9.71(g)    (0.13)(d)       --         0.79(c)            5.63(c)            0.83(c)            5.59(c)      279.67
      9.52       (0.87)       8,172         1.04               5.50               1.08               5.46         279.67
--------------------------------------------------------------------------------------------------------------------------
     10.25        8.76       56,267         0.74               5.58               1.21               5.11         271.50
     10.28        7.94        7,209         1.49               4.82               1.75               4.56         271.50
     10.28        7.94        5,587         1.49               4.81               1.75               4.55         271.50
     10.28        9.15      195,730         0.46               5.95               0.72               5.69         271.50
     10.27        8.88       12,743         0.71               5.70               0.97               5.44         271.50
     10.28        8.50        5,263         0.96               5.44               1.22               5.18         271.50
--------------------------------------------------------------------------------------------------------------------------
     10.06        6.94 (d)    9,336         0.70(c)            6.13(c)            1.33(c)            5.50(c)      361.27
     10.09        6.63 (d)      621         1.45(c)            5.28(c)            1.83(c)            4.90(c)      361.27
     10.09        2.74 (d)      272         1.45(c)            4.84(c)            1.83(c)            4.46(c)      361.27
     10.08        9.19       79,230         0.45               6.53               0.83               6.15         361.27
     10.07        8.92        6,176         0.70               6.27               1.08               5.89         361.27
     10.09        8.65        1,868         0.95               6.00               1.33               5.62         361.27
--------------------------------------------------------------------------------------------------------------------------
      9.85        5.98       72,061         0.45               6.51               0.83               6.13         414.20
      9.84        3.56 (d)      702         0.70(c)            6.41(c)            1.08(c)            6.03(c)      414.20
      9.86        4.90 (d)      381         0.95(c)            6.37(c)            1.33(c)            5.99(c)      414.20
--------------------------------------------------------------------------------------------------------------------------
     10.00       15.72       55,502         0.45               6.56               0.96               6.05         382.26
--------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                          Income (loss) from
                                       investment operations(a)    Distributions to shareholders
                                       -------------------------- --------------------------------
                             Net asset                                                             Net increase
                              value,      Net       Net realized   From net               From      (decrease)
                             beginning investment  and unrealized investment  From    net realized in net asset
                             of period   income     gain (loss)     income   capital     gains        value
 FOR THE YEARS ENDED OCTOBER 31,
   1999 - Class A Shares      $15.65     $0.62(e)      $(0.78)(e)   $(0.61)  $(0.03)     $(0.36)      $(1.16)
   1999 - Class B Shares       15.63      0.53          (0.78)       (0.55)   (0.02)      (0.36)       (1.18)
   1999 - Class C Shares       15.60      0.53          (0.77)       (0.55)   (0.02)      (0.36)       (1.17)
   1999 - Institutional
   Shares                      15.64      0.71          (0.77)       (0.71)   (0.03)      (0.36)       (1.16)
   1999 - Service Shares       15.64      0.64          (0.79)       (0.63)   (0.03)      (0.36)       (1.17)
 ----------------------------------------------------------------------------------------------------------------------
   1998 - Class A Shares       15.10      0.72(e)        0.90(e)     (1.01)      --       (0.06)        0.55
   1998 - Class B Shares       15.08      0.63(e)        0.92(e)     (0.94)      --       (0.06)        0.55
   1998 - Class C Shares       15.06      0.63(e)        0.91(e)     (0.94)      --       (0.06)        0.54
   1998 - Institutional
   Shares                      15.09      0.82(e)        0.90(e)     (1.11)      --       (0.06)        0.55
   1998 - Service Shares       15.09      0.74(e)        0.91(e)     (1.04)      --       (0.06)        0.55
 ----------------------------------------------------------------------------------------------------------------------
   1997 - Class A shares       14.53      0.59           0.77        (0.79)      --          --         0.57
   1997 - Class B shares       14.53      0.72           0.56        (0.73)      --          --         0.55
   1997 - Class C shares
   (commenced August 15)       14.80      0.16           0.29        (0.19)      --          --         0.26
   1997 - Institutional
   Shares                      14.52      0.88           0.56        (0.87)      --          --         0.57
   1997 - Service Shares
   (commenced March 12)        14.69      0.53           0.39        (0.52)      --          --         0.40
 ----------------------------------------------------------------------------------------------------------------------
   1996 - Class A shares       14.45      0.71           0.80        (1.43)      --          --         0.08
   1996 - Class B shares
   (commenced May 1)           14.03      0.34           0.52        (0.36)      --          --         0.50
   1996 - Institutional
   shares                      14.45      1.15           0.42        (1.50)      --          --         0.07
 ----------------------------------------------------------------------------------------------------------------------
   1995 - Class A shares       13.43      0.89           1.07        (0.94)      --          --         1.02
   1995 - Institutional
   shares (commenced August
   1)                          14.09      0.22           0.40        (0.26)      --          --         0.36
 ----------------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

                                                GOLDMAN SACHS GLOBAL INCOME FUND

                                                                            Ratios assuming no voluntary waiver
                                                                              of fees or expense limitations
                                                                           -------------------------------------
                          Net assets                         Ratio of                              Ratio of
   Net asset              at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
  value, end     Total      period    net expenses to       income to         expenses to         income to      turnover
   of period   return(b)  (in 000s)  average net assets average net assets average net assets average net assets   rate
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    $14.49       (1.14)%   $271,832         1.34%              4.12%              1.72%              3.74%        158.27%
     14.45       (1.74)      16,724         1.84               3.60               2.22               3.22         158.27
     14.43       (1.68)       7,786         1.84               3.60               2.22               3.22         158.27
     14.48       (0.49)     279,621         0.69               4.75               1.07               4.37         158.27
     14.47       (1.06)       1,115         1.19               4.28               1.57               3.90         158.27
--------------------------------------------------------------------------------------------------------------------------
     15.65       11.21      217,362         1.31               4.71               1.75               4.27         229.91
     15.63       10.66        8,135         1.83               4.19               2.24               3.78         229.91
     15.60       10.65        4,090         1.83               4.20               2.24               3.79         229.91
     15.64       11.95      178,532         0.66               5.40               1.07               4.99         229.91
     15.64       11.43        1,058         1.16               4.92               1.57               4.51         229.91
--------------------------------------------------------------------------------------------------------------------------
     15.10        9.66      167,096         1.17               5.19               1.60               4.76         383.72
     15.08        9.04        3,465         1.71               4.76               2.10               4.37         383.72
     15.06        3.03(d)       496         1.71(c)            4.98(c)            2.10(c)            4.59(c)      383.72
     15.09       10.26       60,929         0.65               5.72               1.04               5.33         383.72
     15.09        6.42(d)       151         1.15(c)            5.33(c)            1.54(c)            4.94(c)      383.72
--------------------------------------------------------------------------------------------------------------------------
     14.53       11.05      198,665         1.16               5.81               1.64               5.33         232.15
     14.53        6.24(d)       256         1.70(c)            5.16(c)            2.14(c)            4.72(c)      232.15
     14.52       11.55       54,254         0.65               6.35               1.11               5.89         232.15
--------------------------------------------------------------------------------------------------------------------------
     14.45       15.08      245,835         1.29               6.23               1.58               5.94         265.86
     14.45        4.42(d)    31,619         0.65(c)            6.01(c)            1.08(c)            5.58(c)      265.86
--------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS TRUST TAXABLE INVESTMENT GRADE FUNDS

Report of Independent Public Accountants

 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- Taxable Investment Grade Fixed Income Funds:

 We have audited the accompanying statements of assets and liabilities of Goldman Sachs Adjustable Rate Government Fund, Short Duration Government Fund, Government Income Fund, Core Fixed Income Fund and Global Income Fund, five of the portfolios constituting Goldman Sachs Trust -- Fixed Income Funds (a Delaware Business Trust), including the statements of investments, as of October 31, 1999, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibil-ity of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Adjustable Rate Government Fund, Short Duration Government Fund, Government Income Fund, Core Fixed Income Fund and Global Income Fund as of October 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for the periods pre-sented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 December 10, 1999

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Statement of Investments
October 31, 1999

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Debt Obligations - 94.1%
  Alabama - 5.8%
  Alabama Building Renovation Financing Authority RB Series 1990 (A2)
  $1,000,000              7.40%                      09/01/2006                     $  1,047,110
  Alabama State GO Bonds Series 1999 A (AA/Aa3)
   4,000,000              5.50                       10/01/2000                        4,060,200
  Scottsboro Alabama GO Bonds Warrants Series 1996 A (AMBAC) (AAA/Aaa)
   1,000,000              5.75                       11/01/2011                        1,023,000
 -----------------------------------------------------------------------------------------------
                                                                                    $  6,130,310
 -----------------------------------------------------------------------------------------------
  Alaska - 1.3%
  Valdez Alaska Marine Terminal RB for Sohio Pipeline Series 1991 (AA+)
  $1,250,000              7.13%                      12/01/2025                     $  1,333,263
 -----------------------------------------------------------------------------------------------
  Arizona - 2.0%
  Arizona Transportation Board Highway RB Series 1991 A (AA/Aaa)
  $2,000,000              6.55%                      07/01/2007                     $  2,103,500
 -----------------------------------------------------------------------------------------------
  California - 6.8%
  Palmdale Civic Authority RB Series 1994 (MBIA) (AAA/Aaa)
  $1,695,000              6.60%                      09/01/2034                     $  1,802,870
  Sacramento County Housing Authority MF Hsg. RB for Rancho Natomas
  Apartments Series 1 (LOC) (Baa1)
   1,000,000              4.80                       12/15/2007                        1,000,000
  San Francisco County International Airport RB Series 1993-2 (MBIA)
  (AAA/Aaa)
   4,000,000              6.75                       05/01/2020                        4,297,200
 -----------------------------------------------------------------------------------------------
                                                                                    $  7,100,070
 -----------------------------------------------------------------------------------------------
  Colorado - 1.2%
  Larimer County School District COPS No. R1 Poudre Series 1991 D (A2)
  $1,150,000             10.00%                      12/01/2001                     $  1,274,051
 -----------------------------------------------------------------------------------------------
  Connecticut - 3.0%
  Connecticut State Health and Educational Facilities RB for Special Care
  Issue 1997 B (BBB/Baa2)
  $3,365,000              5.13%                      07/01/2007                     $  3,183,761
 -----------------------------------------------------------------------------------------------
  Florida - 5.9%
  Citrus County PCRB for Florida Power Corp. Crystal River Series 1992 B
  (A+/A1)
  $2,000,000              6.35%                      02/01/2022                     $  2,029,920
  Jacksonville Florida Electric Authority RB for Bulk Power Scherer 4
  Project Series 1993 A (AA/Aa2)
   4,000,000              5.25                       10/01/2021                        4,133,680
 -----------------------------------------------------------------------------------------------
                                                                                    $  6,163,600
 -----------------------------------------------------------------------------------------------
  Illinois - 5.4%
  Chicago Metropolitan Housing Development Corp. RB Series 1992-8 A (AMBAC)
  (AAA/Aaa)
  $2,500,000              6.85%                      07/01/2022                     $  2,636,675
  Illinois Health Facilities Authority RB for Highland Park Hospital Series
  A (FGIC) (AAA/Aaa)
   1,000,000              5.20                       10/01/2001                        1,015,570
 -----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Debt Obligations - (continued)
  Illinois - (continued)
  Illinois Health Facilities Authority RB for University of Chicago
  Hospitals Series A (MBIA) (AAA/Aaa)
  $1,950,000             5.38%                       08/15/2005                     $  1,998,496
 -----------------------------------------------------------------------------------------------
                                                                                    $  5,650,741
 -----------------------------------------------------------------------------------------------
  Indiana - 6.8%
  Indiana Health Facilities Financing Authority Hospital RB for Methodist
  Hospitals Series 1992 (A2)
  $2,200,000             6.75%                       09/15/2009                     $  2,310,682
  Logansport Multi-Purpose School Building Corp. First Mortgages Series
  1992 (A)
   2,195,000             5.90                        07/01/2005                        2,280,715
  Marion County Hospital Authority Facility RB for Methodist Hospitals of
  Indiana Series 1989 (AAA/Aa3)
   2,450,000             6.50                        09/01/2013                        2,512,401
 -----------------------------------------------------------------------------------------------
                                                                                    $  7,103,798
 -----------------------------------------------------------------------------------------------
  Louisiana - 3.6%
  Lake Charles Harbor and Terminal District Port Facilities RB for
  Trunkline Long Project Series 1992 (A3)
  $2,500,000             7.75%                       08/15/2022                     $  2,719,075
  Louisiana Offshore Deepwater Port Terminal RB Series 1992 B (A/A3)
   1,000,000             5.85                        09/01/2000                        1,009,150
 -----------------------------------------------------------------------------------------------
                                                                                    $  3,728,225
 -----------------------------------------------------------------------------------------------
  Maryland - 2.5%
  Maryland State Health and Higher Educational Facilities Authority RB
  Series 1997 (A-)
  $1,600,000             5.50%                       01/01/2021                     $  1,612,816
  Maryland State Health and Higher Educational Facilities Authority RB
  Series 1997 (LOC) (A)
   1,000,000             4.75                        07/01/2021                          998,540
 -----------------------------------------------------------------------------------------------
                                                                                    $  2,611,356
 -----------------------------------------------------------------------------------------------
  Massachusetts - 5.2%
  Boston Massachusetts RB for Boston City Hospital Series 1993 B (FHA) (AA-
  /Aa)
  $1,245,000             5.75%                       02/15/2013                     $  1,237,605
  Massachusetts Industrial Finance Agency RB for Brandeis College Series
  1989 C (MBIA) (AAA/Aaa)
   1,550,000             6.80                        10/01/2019                        1,592,005
  Massachusetts State GO Bonds Series 1995 A (AA-/Aa3)
   2,500,000             6.25                        07/01/2003                        2,639,925
 -----------------------------------------------------------------------------------------------
                                                                                    $  5,469,535
 -----------------------------------------------------------------------------------------------
  Michigan - 2.3%
  Bishop International Airport Authority RB Series 1999 B (ACA) (A)
  $2,420,000             5.00%                       12/01/2007                     $  2,371,213
 -----------------------------------------------------------------------------------------------
  Missouri - 1.6%
  St. Louis Municipal Finance Leasehold RB Series 1993 A (AMBAC) (AAA/Aaa)
  $1,655,000             5.30%                       07/15/2002                     $  1,689,043
 -----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Debt Obligations - (continued)
  Nebraska - 1.7%
  Nebraska Investment Finance Authority MF Hsg. for Wycliffe West RB Series
  1995 A (FNMA) (AAA)
  $1,730,000             5.50%                       12/01/2025                     $  1,758,753
 -----------------------------------------------------------------------------------------------
  New Jersey - 8.5%
  New Jersey Economic Development Authority RB First Mortgage Keswick Pines
  Project Series 1993 (Aaa)
  $2,000,000             8.75%                       01/01/2024                     $  2,325,540
  New Jersey Highway Authority Garden State Parkway RB Series 1992 (AA-/A1)
   3,250,000             6.00                        01/01/2005                        3,380,747
  New Jersey Transportation Corp. Capital Grant RB Series 1997 A (FSA)
  (AAA/Aaa)
   3,100,000             5.40                        09/01/2002                        3,166,991
 -----------------------------------------------------------------------------------------------
                                                                                    $  8,873,278
 -----------------------------------------------------------------------------------------------
  New York - 7.9%
  New York GO Bonds Series 1994 H-1 (A-/A3)
  $1,000,000             6.00%                       08/01/2006                     $  1,051,000
  New York State COPS Series 1999 (BBB+/Baa1)
   3,000,000             5.00                        09/01/2001                        3,028,470
  New York State Housing Finance Agency RB Prerefunded Series 1995 A
  (BBB+/Aaa)
   3,800,000             6.50                        03/15/2025                        4,200,634
 -----------------------------------------------------------------------------------------------
                                                                                    $  8,280,104
 -----------------------------------------------------------------------------------------------
  Pennsylvania - 2.5%
  Pennsylvania GO Bonds Series 1992 (AA/Aa3)
  $2,500,000             6.30%                       09/15/2005                     $  2,625,475
 -----------------------------------------------------------------------------------------------
  South Carolina - 5.2%
  Georgetown County PCRB for International Paper Company Project Series
  1992 (BBB+/A3)
  $2,500,000             6.25%                       06/15/2005                     $  2,604,250
  South Carolina Public Service Authority RB Series 1991 B (AMBAC)
  (AAA/Aaa)
   2,700,000             7.10                        07/01/2021                        2,873,664
 -----------------------------------------------------------------------------------------------
                                                                                    $  5,477,914
 -----------------------------------------------------------------------------------------------
  Tennessee - 4.3%
  Clarksville Public Building Authority RB for Pooled Loan Program Series
  1993 (AA)
  $1,500,000             4.75%                       12/01/2000                     $  1,510,920
  Tennessee GO Bonds Series 1991 B (AAA/Aaa)
   2,800,000             6.85                        06/01/2010                        2,952,656
 -----------------------------------------------------------------------------------------------
                                                                                    $  4,463,576
 -----------------------------------------------------------------------------------------------
  Texas - 5.4%
  Houston Water and Sewer System RB Series 1992 A (MBIA) (AAA/Aaa)
  $2,000,000             6.38%                       12/01/2022                     $  2,073,120
  Memorial Villages Water Authority GO Bonds Series 1990 (Aa3)
     390,000             7.00                        09/01/2000                          396,560
 -----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Debt Obligations - (continued)
  Texas - (continued)
  Titus County Fresh Water RB for Southwestern Electric Power Company
  Series 1991 A (Aa3)
  $2,945,000             8.20%                       08/01/2011                     $  3,174,327
 -----------------------------------------------------------------------------------------------
                                                                                    $  5,644,007
 -----------------------------------------------------------------------------------------------
  Wisconsin - 5.2%
  Wisconsin GO Bonds Series 1992 (AA/Aa2)
  $4,000,000             6.10%                       05/01/2004                     $  4,221,160
  Wisconsin State Health and Educational Facility RB for Medical College of
  Wisconsin Series 1993 (A)
   1,240,000             5.30                        12/01/2003                        1,256,529
 -----------------------------------------------------------------------------------------------
                                                                                    $  5,477,689
 -----------------------------------------------------------------------------------------------
  TOTAL DEBT OBLIGATIONS
  (Cost $99,861,743)                                                                $ 98,513,262
 -----------------------------------------------------------------------------------------------
  Short-Term Obligations\/ - 7.2%
  Alabama - 0.9%
  Phoenix County Industrial Development Board Environmental Improvement RB
  for Georgia Kraft Project Series 1985 (LOC) (P-1)
  $  900,000             3.60%                       11/01/1999                     $    900,000
 -----------------------------------------------------------------------------------------------
  Texas - 3.2%
  Grapevine Texas Industrial Development Corp. VRDN RB American Airlines-B2
  Series 1984 (LOC) (Aa3)
  $3,100,000             3.65%                       11/01/1999                     $  3,100,000
  Harris County Health Facilities Development Corp. VRDN RB St. Luke's
  Episcopal Hospital Series 1997 B (SPA) (AA)
     230,000             3.65                        11/01/1999                          230,000
 -----------------------------------------------------------------------------------------------
                                                                                    $  3,330,000
 -----------------------------------------------------------------------------------------------
  Virginia - 2.0%
  Roanoke IDA Hospital VRDN RB Roanoke Memorial Hospital Series 1995 A (AA-
  /Aa3)
  $2,100,000             3.60%                       11/01/1999                     $  2,100,000
 -----------------------------------------------------------------------------------------------
  Washington - 1.1%
  Washington State Health Care Facilities Authority VRDN RB Virginia Mason
  Medical Center Series 1997 B (AAA/Aaa)
  $1,200,000             3.65%                       11/01/1999                     $  1,200,000
 -----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATIONS
  (Cost $7,530,000)                                                                 $  7,530,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $107,391,743)                                                               $106,043,262
 -----------------------------------------------------------------------------------------------

\/ Security with "Put" features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Statement of Investments (continued)
October 31, 1999

 -------------------------------------------------------------
  Investment Abbreviations:
  ACA     --Insured by American Capital Access
  AMBAC   --Insured by American Municipal Bond Assurance Corp.
  COPS    --Certificates of Participation
  FGIC    --Insured by Financial Guaranty Insurance Co.
  FHA     --Insured by Federal Housing Administration
  FNMA    --Insured by Federal National Mortgage Association
  GO      --General Obligation
  LOC     --Letter of Credit
  MBIA    --Insured by Municipal Bond Investors Assurance
  MF Hsg. --Multi-Family Housing
  PCRB    --Pollution Control Revenue Bond
  RB      --Revenue Bond
  SPA     --Stand-by Purchase Agreement
  VRDN    --Variable Rate Demand Note
 -------------------------------------------------------------

 Security ratings are unaudited.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Statement of Investments
October 31, 1999

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Debt Obligations - 95.7%
  Alabama - 3.3%
  Alabama Public School and College Authority RB for Capital Improvement
  Series 1999 C (AA/Aa3)
  $4,000,000              5.75%                      07/01/2017                     $ 3,933,680
 ----------------------------------------------------------------------------------------------
  Arizona - 7.9%
  Maricopa County MF Hsg. IDA RB for Place Five and Greenery Apartments
  Series 1996 A (AAA)
  $1,795,000              5.85%                      01/01/2008                     $ 1,856,138
  Maricopa County United School District No. 41 RB (FSA) (AAA/Aaa)
   2,500,000              6.25                       07/01/2015                       2,593,075
  Maricopa County United School District No. 48 RB Scottsdale Project of
  1997 Series 1999 D (AA/Aa2)
   4,550,000              6.50                       07/01/2010                       5,012,735
 ----------------------------------------------------------------------------------------------
                                                                                    $ 9,461,948
 ----------------------------------------------------------------------------------------------
  California - 2.9%
  Anaheim Public Financing RB for Public Improvements Project Series 1997
  C (FSA) (AAA/Aaa)@
  $2,590,000              6.04%                      09/01/2032                     $   344,626
  Carlsbad Unified School District GO Bonds Series 1997 (FGIC) (AAA/Aaa)@
   2,700,000              5.63                       11/01/2014                       1,148,931
  Orange County Public Finance Authority Waste Management Systems RB Se-
  ries 1997 (AMT) (AMBAC) (Aaa)
   2,110,000              5.25                       12/01/2013                       2,026,064
 ----------------------------------------------------------------------------------------------
                                                                                    $ 3,519,621
 ----------------------------------------------------------------------------------------------
  Colorado - 1.6%
  Aurora Centretech Metropolitan District VRDN Series 1998 C (LOC) (A+)
  $2,000,000              4.88%                      12/01/2028                     $ 1,922,840
 ----------------------------------------------------------------------------------------------
  Connecticut - 0.9%
  Mashantucket Western Pequot Tribe Prerefunded RB Series 1996 A
  (AAA/Aaa)+
  $1,000,000              6.50%                      09/01/2005                     $ 1,089,690
 ----------------------------------------------------------------------------------------------
  Florida - 2.1%
  Santa Rosa Bay Bridge Authority RB Series 1996 (BBB-)
  $2,500,000              6.25%                      07/01/2028                     $ 2,490,000
 ----------------------------------------------------------------------------------------------
  Illinois - 14.7%
  Chicago Midway Airport RB Series 1996 A (MBIA) (AAA/Aaa)
  $2,500,000              5.50%                      01/01/2010                     $ 2,519,950
  Illinois Education Facilities Authority RB for Midwestern University
  Series 1998 B (ACA) (A)
   2,500,000              5.50                       05/15/2028                       2,242,525
  Lake County Community Consolidated School District No. 041 GO Bonds Se-
  ries 1999 A (FSA) (AAA/Aaa)
   2,725,000              9.00                       11/01/2016                       3,602,695
  Lake County Forest Preservation District GO Bonds for Land Acquisition
  and Development Bonds Series 1999 (AA+/Aa1)
   3,255,000              5.63                       12/15/2015                       3,188,240
 ----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Debt Obligations - (continued)
  Illinois - (continued)
  Lake County Unified School District No. 116 Round Lake GO Bonds Series
  1996 (FSA) (AAA/Aaa)
  $1,000,000              7.60%                      02/01/2013                     $ 1,174,630
   2,000,000              7.60                       02/01/2014                       2,343,020
  Lake, Cook, Kane and McHenry Counties Community Unified School District
  No. 220 GO Bonds Series 1998 (FSA) (AAA/Aaa)
   2,465,000              6.20                       12/01/2012                       2,602,325
 ----------------------------------------------------------------------------------------------
                                                                                    $17,673,385
 ----------------------------------------------------------------------------------------------
  Indiana - 3.3%
  Indiana Bond Bank for Hendricks County RB Series 1997 B (LOC) (AA-)
  $1,420,000              6.00%                      02/01/2012                     $ 1,377,372
  Indiana Transportation Finance Authority Airport Facilities RB Series
  1996 A (AMBAC) (AAA/Aaa)
   2,500,000              6.00                       11/01/2011                       2,616,775
 ----------------------------------------------------------------------------------------------
                                                                                    $ 3,994,147
 ----------------------------------------------------------------------------------------------
  Kentucky - 0.9%
  Nelson County Industrial Building RB for Mabex Universal Corp. Project
  Series 1995 (AMT) (LOC) (A3)
  $1,000,000              6.50%                      04/01/2005                     $ 1,033,610
 ----------------------------------------------------------------------------------------------
  Louisiana - 1.6%
  Orleans Levee District Public Improvement RB Series 1995 (FSA) (AAA/Aaa)
  $1,845,000              5.95%                      11/01/2015                     $ 1,894,667
 ----------------------------------------------------------------------------------------------
  Maine - 0.5%
  Maine Educational Loan Authority RB Series 1992 A-1 (AMT) (Aaa)
  $  570,000              6.80%                      12/01/2007                     $   595,872
 ----------------------------------------------------------------------------------------------
  Michigan - 4.6%
  Bishop International Airport Authority RB Series 1999 B (ACA) (A)
  $1,085,000              5.25%                      12/01/2012                     $ 1,024,663
  Michigan Higher Education Facilities RB for the Thomas M. Cooley Law
  School Series 1998 (LOC) (A+)
   4,000,000              5.40                       05/01/2018                       3,674,560
  Oakland County Economic Development Corp. RB for Cranbrook Community Se-
  ries 1998 (Aa2)
   1,000,000              5.00                       11/01/2017                         882,570
 ----------------------------------------------------------------------------------------------
                                                                                    $ 5,581,793
 ----------------------------------------------------------------------------------------------
  Missouri - 1.8%
  St. Louis Municipal Finance Leasehold RB Series 1993 A (AMBAC) (AAA/Aaa)
  $2,100,000              5.30%                      07/15/2002                     $ 2,143,197
 ----------------------------------------------------------------------------------------------
  New Mexico - 1.6%
  New Mexico Finance Authority RB for Federal Highway Grant Series 1998 A
  (AMBAC) (AAA/Aaa)
  $2,100,000              5.25%                      09/01/2014                     $ 1,981,371
 ----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                             GOLDMAN SACHS MUNICIPAL INCOME FUND

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
 Debt Obligations - (continued)
  New York - 11.4%
  Babylon Waste Facilites GO Bonds Series 1993 (FGIC) (AAA/Aaa)
  $3,500,000              9.00%                      08/01/2011                     $ 4,562,530
  New York GO Bonds Series 1999 J (A-/A3)
   2,310,000              5.00                       05/15/2001                       2,330,628
  New York State Dormitory Authority RB for Department of Health Series
  1996 (MBIA) (AAA/Aaa)
   2,000,000              5.63                       07/01/2012                       2,013,000
  New York State Dormitory Authority RB for State University Educational
  Facilities Series 1998 A (MBIA) (AAA/Aaa)
   5,000,000              5.25                       05/15/2013                       4,787,950
 ----------------------------------------------------------------------------------------------
                                                                                    $13,694,108
 ----------------------------------------------------------------------------------------------
  North Dakota - 1.7%
  Mercer County PCRB for Basin Electric & Power 2nd Series 1995-2 (AMBAC)
  (AAA/Aaa)
  $2,000,000              6.05%                      01/01/2019                     $ 2,005,360
 ----------------------------------------------------------------------------------------------
  Ohio - 0.5%
  Cuyahoga County Port Authority RB for Rock & Roll Hall of Fame Series
  1997
  $  600,000              5.45%                      12/01/2005                     $   592,974
 ----------------------------------------------------------------------------------------------
  Pennsylvania - 3.9%
  Pennsylvania Higher Educational Facilities RB for University of Pennsyl-
  vania Health Services Series 1998 A (MBIA) (AAA/Aaa)
  $2,040,000              5.38%                      01/01/2014                     $ 1,971,517
  Pennsylvania Higher Educational Facilities RB for University of Pennsyl-
  vania Series 1996 B (A/A3)
   2,900,000              5.88                       01/01/2015                       2,763,236
 ----------------------------------------------------------------------------------------------
                                                                                    $ 4,734,753
 ----------------------------------------------------------------------------------------------
  Tennessee - 1.1%
  McMinnville Housing Authority RB for First Mortgage Series 1997 (A2)
  $1,325,000              6.00%                      10/01/2009                     $ 1,339,761
 ----------------------------------------------------------------------------------------------
  Texas - 10.2%
  Harris County MF Hsg. RB for Windfern Apartments Series 1999 A (A)
  $4,000,000              5.90%                      07/01/2019                     $ 3,828,040
  Lago Vista Independent School District GO Bonds Series 1997 (PSF) (Aaa)
   1,000,000              5.50                       08/15/2027                         930,170
  Lubbock Health Facilities Development RB for St. Josephs Health Systems
  Series 1998 (AA/Aa3)
   5,000,000              5.25                       07/01/2017                       4,487,800
  Tarrant County Health Facilities RB Series 1997 A (MBIA) (AAA/Aaa)
   3,000,000              5.75                       02/15/2015                       2,995,950
 ----------------------------------------------------------------------------------------------
                                                                                    $12,241,960
 ----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
 Debt Obligations - (continued)
  Washington - 14.6%
  Chelan County Public Utilities District No. 001 RB for Chelan Hydro Proj-
  ect Series 1997 D (AMT) (MBIA) (AAA/Aaa)
  $2,500,000              6.35%                      07/01/2028                     $  2,574,850
  Clark County School District No. 117 Camas GO Bonds Series 1999 (FSA)
  (Aaa)
   2,300,000              5.50                       12/01/2017                        2,185,759
  King County Sewer RB Series 1999-2 (FGIC) (AAA/Aaa)<>
   3,965,000              6.25                       01/01/2016                        4,068,685
  Washington GO Bonds Series 1995 C (AA+/Aa1)
   3,500,000              5.90                       07/01/2015                        3,506,965
  Washington Public Power Supply System RB for Nuclear Project No. 2 Series
  1996 A (AMBAC) (AAA/Aaa)
   2,500,000              5.70                       07/01/2011                        2,534,200
  Washington Public Power Supply System RB for Nuclear Project No. 3 Series
  1993 C (MBIA) (AAA/Aaa)@
   7,500,000              5.88                       07/01/2016                        2,764,500
 -----------------------------------------------------------------------------------------------
                                                                                    $ 17,634,959
 -----------------------------------------------------------------------------------------------
  Wisconsin - 4.6%
  Wisconsin State GO Bonds Series 1999 C (AA/Aa2)<>
  $5,380,000              6.25%                      05/01/2015                     $  5,600,257
 -----------------------------------------------------------------------------------------------
  TOTAL DEBT OBLIGATIONS
  (Cost $119,265,198)                                                               $115,159,953
 -----------------------------------------------------------------------------------------------
 Short-Term Obligations\/ - 6.3%
  New York - 2.4%
  Long Island Power Authority Electric Systems VRDN RB Series 1998-6
  (AA/Aa3)
  $1,400,000              3.65%                      11/01/1999                     $  1,400,000
  New York State Dormitory Authority VRDN RB Cornell Unversity Series 1990
  B (AA/Aa2)
   1,500,000              3.55                       11/01/1999                        1,500,000
 -----------------------------------------------------------------------------------------------
                                                                                    $  2,900,000
 -----------------------------------------------------------------------------------------------
  Texas - 1.8%
  Harris County Health Facilities Development Corp. VRDN RB St. Luke's
  Episcopal Hospital Series 1997 A (AA)
  $2,200,000              3.65%                      11/01/1999                     $  2,200,000
 -----------------------------------------------------------------------------------------------
  Virginia - 0.8%
  Roanoke IDA Hospital VRDN RB for Carilion Health Systems Series 1997 A
  (SPA) (AA-/Aa3)
  $1,000,000              3.60%                      11/01/1999                     $  1,000,000
 -----------------------------------------------------------------------------------------------
  District of Columbia - 1.3%
  District of Columbia VRDN GO Bonds General Recovery Fund Series 1991 B-1
  (LOC) (AA-/Aa3)
  $1,550,000              3.75%                      11/01/1999                     $  1,550,000
 -----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATIONS
  (Cost $7,650,000)                                                                 $  7,650,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $126,915,198)                                                               $122,809,953
 -----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

October 31, 1999

 ------------------------------------------------------------------------------
 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $1,089,690 as of October 31, 1999.

 @ Security is issued with a zero coupon. The interest rate disclosed for this security represents effective yield to maturity

<> When-issued security.

\/ Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

 -------------------------------------------------------------
  Investment Abbreviations:
  ACA     --Insured by American Capital Access
  AMBAC   --Insured by American Municipal Bond Assurance Corp.
  AMT     --Alternative Minimum Tax
  FGIC    --Insured by Financial Guaranty Insurance Co.
  FSA     --Insured by Financial Security Assurance Co.
  GO      --General Obligation
  IDA     --Industrial Development Authority
  LOC     --Letter of Credit
  MBIA    --Insured by Municipal Bond Investors Assurance
  MF Hsg. --Multi-Family Housing
  PCRB    --Pollution Control Revenue Bond
  PSF     --Guaranteed by Permanent School Fund
  RB      --Revenue Bond
  VRDN    --Variable Rate Demand Note
 -------------------------------------------------------------

 Security ratings are unaudited.

The accompanying notes are an integral part of these financial statements.

                                                    GOLDMAN SACHS TAX-FREE FUNDS

Statements of Assets and Liabilities
October 31, 1999

                                                  Short Duration     Municipal
                                                   Tax-Free Fund   Income Fund
 Assets:

  Investment in securities, at value (identified
  cost $107,391,743 and $126,915,198,
  respectively)                                     $106,043,262  $122,809,953
  Cash                                                    13,492       152,913
  Receivables:
  Investment securities sold                                  --     5,437,467
  Interest                                             1,673,381     2,006,755
  Fund shares sold                                       152,489       239,594
  Reimbursement from advisor                               9,941        17,890
  Other assets                                             2,139         9,725
 ------------------------------------------------------------------------------
  Total assets                                       107,894,704   130,674,297
 ------------------------------------------------------------------------------
 Liabilities:

  Payables:
  Investment securities purchased                      3,026,907     9,631,252
  Income distribution                                     50,572       125,408
  Fund shares repurchased                                 55,945       415,528
  Amounts owed to affiliates                              47,231       100,195
  Accrued expenses and other liabilities                  45,830        46,626
 ------------------------------------------------------------------------------
  Total liabilities                                    3,226,485    10,319,009
 ------------------------------------------------------------------------------
 Net Assets:
  Paid-in capital                                    109,995,857   126,544,365
  Accumulated distributions in excess of net
  investment income                                     (136,128)      (39,224)
  Accumulated net realized loss on investment
  and futures transactions                            (3,843,029)   (2,044,608)
  Net unrealized loss on investments                  (1,348,481)   (4,105,245)
 ------------------------------------------------------------------------------
  NET ASSETS                                        $104,668,219  $120,355,288
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price
  per share(a)
  Class A                                                  $9.93        $14.07
  Class B                                                  $9.93        $14.08
  Class C                                                  $9.93        $14.08
  Institutional                                            $9.93        $14.07
  Service                                                  $9.92        $14.09
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                              2,306,456     6,426,935
  Class B                                                201,522       663,175
  Class C                                                208,550       310,980
  Institutional                                        7,810,472     1,150,851
  Service                                                 17,410           111
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value
  (unlimited number of shares authorized)             10,544,410     8,552,052
 ------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0204 and 1.0471) for Class A shares of Short Duration Tax-Free and Municipal Income is $10.13 and $14.73, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-FREE FUNDS

Statements of Operations
For the Year Ended October 31, 1999



                                                   Short Duration     Municipal
                                                    Tax-Free Fund   Income Fund
  Investment income:
  Interest                                           $  3,965,042 $   5,996,912
 ------------------------------------------------------------------------------
  Total income                                          3,965,042     5,996,912
 ------------------------------------------------------------------------------
  Expenses:
  Management fees                                         379,825       646,968
  Distribution and service fees(a)                         99,717       359,241
  Transfer agent fees(b)                                   77,953       205,929
  Custodian fees                                           61,178        71,361
  Registration fees                                        66,926        49,590
  Professional fees                                        65,491        52,720
  Trustee fees                                             10,418         9,693
  Administration share fees                                   192            --
  Service share fees                                        6,221             7
  Other                                                     9,425           573
 ------------------------------------------------------------------------------
  Total expenses                                          777,346     1,396,082
 ------------------------------------------------------------------------------
  Less-expenses reimbursed and fees waived              (259,475)     (238,048)
 ------------------------------------------------------------------------------
  Net expenses                                            517,871     1,158,034
 ------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                 3,447,171     4,838,878
 ------------------------------------------------------------------------------
  Realized and unrealized loss on investment and
  futures transactions:
  Net realized loss from:
  Investment transactions                               (188,017)   (1,466,733)
  Futures transactions                                         --       (4,683)
  Net change in unrealized gain on:
  Investments                                         (1,991,940)   (8,955,883)
  Futures                                                      --      (24,920)
 ------------------------------------------------------------------------------
  Net realized and unrealized loss on investment
  and futures transactions                            (2,179,957)  (10,452,219)
 ------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                    $  1,267,214 $ (5,613,341)
 ------------------------------------------------------------------------------

 (a) Class A, Class B, and Class C of the following funds had distribution and service fees of:
  Short Duration Tax-Free Fund -- $55,585, $15,715, and $28,417, respectively. Municipal Income Fund -- $233,311, $83,700, and $42,230, respectively.

 (b) The following funds had transfer agency fees of:
  Short Duration Tax-Free Fund -- $42,244, $2,986, $5,399, $26,795, $31 and
  $498 for Class A, Class B, Class C, Institutional Class, Administration Class, and Service Class, respectively.
  Municipal Income Fund -- $177,316, $15,903, $8,024, $4,685, and $1 for Class
  A, Class B, Class C, Institutional Class, and Service Class, respectively.

The accompanying notes are an integral part of these financial statements.

                                                    GOLDMAN SACHS TAX-FREE FUNDS

Statements of Changes in Net Assets
For the Year Ended October 31, 1999

                                                Short Duration     Municipal
                                                 Tax-Free Fund   Income Fund
  From operations:
  Net investment income                          $  3,447,171   $  4,838,878
  Net realized loss on investment and futures        (188,017)    (1,471,416)
  Net change in unrealized gain on investments
  and futures                                      (1,991,940)    (8,980,803)
 ----------------------------------------------------------------------------
  Net increase (decrease) in net assets
  resulting from operations                          1,267,214    (5,613,341)
 ----------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
  Class A shares                                      (764,670)   (3,988,967)
  Class B shares                                       (45,605)     (294,527)
  Class C shares                                       (77,388)     (148,156)
  Institutional shares                              (2,578,390)     (545,553)
  Administration shares                                 (2,735)           --
  Service shares                                       (40,429)          (68)
  In excess of net investment income
  Class A shares                                       (27,843)      (30,293)
  Class B shares                                        (1,661)       (2,237)
  Class C shares                                        (2,818)       (1,125)
  Institutional shares                                 (93,883)       (4,143)
  Administration shares                                   (100)           --
  Service shares                                        (1,472)           (1)
  From net realized gain on investment and
  futures transactions
  Class A shares                                            --      (577,455)
  Class B shares                                            --       (47,276)
  Class C shares                                            --       (18,715)
  Institutional shares                                      --       (49,863)
  Administration shares                                     --            --
  Service shares                                            --           (10)
 ----------------------------------------------------------------------------
  Total distributions to shareholders               (3,636,994)   (5,708,389)
 ----------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                    113,638,321    58,714,045
  Reinvestment of dividends and distributions        3,252,382     4,377,689
  Cost of shares repurchased                       (93,695,830)  (38,312,817)
 ----------------------------------------------------------------------------
  Net increase in net assets resulting from
  share transactions                                23,194,873    24,778,917
 ----------------------------------------------------------------------------
  TOTAL INCREASE                                    20,825,093    13,457,187
 ----------------------------------------------------------------------------
  Net assets:
  Beginning of year                                 83,843,126   106,898,101
 ----------------------------------------------------------------------------
  End of year                                     $104,668,219  $120,355,288
 ----------------------------------------------------------------------------
  Accumulated distributions in excess of net
  investment income                               $   (136,128) $    (39,224)
 ----------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-FREE FUNDS

Statements of Changes in Net Assets
For the Year Ended October 31, 1998

                                                   Short Duration    Municipal
                                                    Tax-Free Fund  Income Fund
  From operations:
  Net investment income                             $ 1,788,889   $  3,571,600
  Net realized gain from investment and futures
  transactions                                          269,867        142,526
  Net change in unrealized gain on investments
  and futures                                           263,420      2,435,958
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from
  operations                                          2,322,176      6,150,084
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
  Class A shares                                       (420,239)    (3,301,234)
  Class B shares                                         (9,424)      (125,487)
  Class C shares                                        (36,571)       (41,577)
  Institutional shares                               (1,297,489)       (34,610)
  Administration shares                                  (9,873)            --
  Service shares                                        (70,477)           (64)
  From net realized gain on investment and
  futures transactions
  Class A shares                                             --       (123,858)
  Class B shares                                             --         (3,541)
  Class C shares                                             --           (467)
  Institutional shares                                       --           (658)
  Administration shares                                      --             --
  Service shares                                             --             (3)
 ------------------------------------------------------------------------------
  Total distributions to shareholders                (1,844,073)    (3,631,499)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                      79,620,422     50,919,586
  Reinvestment of dividends and distributions         1,551,849      2,344,160
  Cost of shares repurchased                        (32,887,113)   (15,670,581)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from share
  transactions                                       48,285,158     37,593,165
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                     48,763,261     40,111,750
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of year                                  35,079,865     66,786,351
 ------------------------------------------------------------------------------
  End of year                                       $83,843,126   $106,898,101
 ------------------------------------------------------------------------------
  Accumulated undistributed net investment income   $    62,046   $    138,393
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                    GOLDMAN SACHS TAX-FREE FUNDS
Notes to Financial Statements
October 31, 1999

 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Short Duration Tax-Free Fund (Short Duration Tax-Free) and the Goldman Sachs Municipal In-come Fund (Municipal Income), collectively, "the Funds" or individually a "Fund." Short Duration Tax-Free and Municipal Income are diversified portfo-lios offering five classes of shares -- Class A, Class B, Class C, Institu-tional and Service. On July 20, 1999, the Administration Class shares of the Short Duration Tax-Free Fund were liquidated and are no longer offered.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

 A. Investment Valuation -- Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations fur-nished by a pricing service or provided by dealers in such securities. Port-folio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are val-ued at amortized cost.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified cost basis. Interest in-come is recorded on the basis of interest accrued. Market premiums resulting from the purchase of long-term debt securities are amortized to interest in-come over the life of the security with a corresponding decrease in the cost basis of the security.

 C. Federal Taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company tax-ex-empt and taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.

GOLDMAN SACHS TAX-FREE FUNDS

October 31, 1999

   The Short Duration Tax-Free and Municipal Income Funds, at their most re-cent tax year-ends of October 31, 1999, had approximately the following amount of capital loss carryforwards for U.S. federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

                                                                       Years of
  Fund                                                   Amount       Expiration
 -------------------------------------------------------------------------------
  Short Duration Tax-Free                              $3,843,000     2002-2007
 -------------------------------------------------------------------------------
  Municipal Income                                      2,045,000          2007
 -------------------------------------------------------------------------------

   At October 31, 1999 the Funds' aggregate unrealized gains and losses based on cost for federal income tax purposes was as follows:

                        Tax           Gross           Gross      Net Unrealized
  Fund                  Cost     Unrealized Gain Unrealized Loss      Loss
 ------------------------------------------------------------------------------
  Short Duration
  Tax-Free          $107,391,743    $107,488       $(1,455,969)   $(1,348,481)
 ------------------------------------------------------------------------------
  Municipal Income   126,915,198     530,389        (4,635,634)    (4,105,245)
 ------------------------------------------------------------------------------

 D. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service plans. Share-holders of Service and Administration shares bear all expenses and fees paid to service organizations. Each class of shares of the Funds separately bears its respective class-specific transfer agency fees.

 E. Segregation Transactions -- The Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 3. AGREEMENTS

 Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as each Fund's in-vestment adviser pursuant to Investment Management Agreements (the "Agree-ments"). Under the Agreements, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios. As compensation for the services rendered pursuant to the Agreements and the assumption of the expenses related thereto and administering the Funds' business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40% and .55% of the average daily net assets of Short Duration Tax-Free and Municipal Income, respectively. GSAM has voluntarily agreed to waive a portion of its management fee equal annually to .05% of the average daily net assets of each Fund. For the year ended October 31, 1999, GSAM waived approximately $47,000 and $59,000 of its management fee attributable to the Short Duration Tax-Free and Municipal In-come Funds, respectively. GSAM may discontinue or modify these waivers in the future at its discretion.

                                                    GOLDMAN SACHS TAX-FREE FUNDS

   GSAM has voluntarily agreed to limit "Other Expenses" (excluding manage-ment, distribution and service fees, transfer agent fees, Administration and Service share fees, taxes, interest, brokerage, litigation, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, .00% of the average daily net assets of each Fund. For the year ended October 31, 1999, Goldman Sachs has agreed to reimburse ap-proximately $210,000 and $179,000 to Short Duration Tax-Free and Municipal Income, respectively.
   Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Funds that it retained approximately $39,000 and $48,000 for the year ended October 31, 1999 for Short Duration Tax-Free and Municipal Income, respectively.
   The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from each Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Goldman Sachs has voluntarily agreed to waive a portion of the distribution and service fees equal to .15% of the average daily net assets attributable to the Class B shares of Short Duration Tax-Free. For the year ended October 31, 1999, Goldman Sachs has waived approximately $2,000 of the distribution and service fees attributable to the Class B shares of Short Duration Tax-Free. Goldman Sachs may discon-tinue or modify this waiver in the future at its discretion.
   Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: .19% of the average daily net as-sets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional, Service and Administration shares.
   The Trust, on behalf of the Funds, has adopted Service Plans. In addition, the Trust, on behalf of Short Duration Tax-Free, has adopted an Administra-tion Plan. These plans allow for Administration shares and Service shares, respectively, to compensate service organizations for providing varying lev-els of account administration and shareholder liaison services to their cus-tomers who are beneficial owners of such shares. The Administration and Service Plans provide for compensation to the service organizations in an amount up to, on an annual basis, .25% and .50%, respectively, of the average daily net asset value of each share class. On July 21, 1999, the Administra-tion Plan was terminated due to the liquidation of the Administration Class shares on July 20, 1999.
   At October 31, 1999, the amounts owed to affiliates were as follows (in thousands):

                                            Distribution     Transfer
                             Management     and Service       Agent
  Fund                          Fees            Fees           Fees       Total
 ------------------------------------------------------------------------------
  Short Duration Tax-Free       $32             $ 8            $ 7        $ 47
 ------------------------------------------------------------------------------
  Municipal Income               52              31             17         100
 ------------------------------------------------------------------------------

GOLDMAN SACHS TAX-FREE FUNDS
Notes to Financial Statements (continued)
October 31, 1999
 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1999, were as follows:

                                                                      Sales or
  Fund                                              Purchases        Maturities
 -------------------------------------------------------------------------------
  Short Duration Tax-Free                          $162,196,358     $129,320,295
 -------------------------------------------------------------------------------
  Municipal Income                                   99,174,878       78,401,535
 -------------------------------------------------------------------------------

   For the year ended October 31, 1999, Municipal Income incurred commission expenses of approximately $1,000 in connection with futures contracts entered into with Goldman Sachs.

 Futures Contracts -- The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices or to seek to increase total return. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the under-lying securities. This risk may decrease the effectiveness of the Funds' strategies and potentially result in a loss. At October 31, 1999, neither Fund had open futures contracts.

 5. LINE OF CREDIT FACILITY

 The Funds participated in a $250,000,000 uncommitted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Under the most restrictive arrangement, each Fund must have owned securities having a market value in excess of 300% of the total bank borrowings. Effective April 30, 1999, the Funds now participate in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a mar-ket value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the year ended October 31, 1999, the Funds did not have any borrowings under any of these facilities.

 6. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, Short Duration Tax-Free has reclassified $8,351 from distributions in excess of net investment income to paid-in capital. Municipal Income Fund has reclassified $199 and $1,226 from distributions in excess of net investment income to paid-in capital and accu-mulated net realized loss, respectively.
   These reclassifications have no impact on the net asset value of the Funds and are designed to present the Fund's capital accounts on a tax basis.

                                                    GOLDMAN SACHS TAX-FREE FUNDS

 7. OTHER MATTERS (UNAUDITED)

 During the year ended October 31, 1999, 100% of the distributions from net investment income paid by Goldman Sachs Short Duration Tax-Free Fund and Goldman Sachs Municipal Income Fund were exempt-interest dividends and as such, are not subject to U.S. federal income tax.

 8. CHANGE IN INDEPENDENT AUDITORS

 On October 26, 1999 the Board of Trustees of the Funds, upon the recommenda-tion of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Funds' independent auditors to Ernst & Young LLP. For the fiscal years ended October 31, 1999 and October 31, 1998, Arthur Andersen LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, au-dit scope, or accounting principles. Further, there were no disagreements be-tween the Funds and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

GOLDMAN SACHS TAX-FREE FUNDS
Notes to Financial Statements (continued)
October 31, 1999
 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the year ended October 31, 1999 is as follows:

                            Short Duration Tax-Free
                                     Fund              Municipal Income Fund
                                          -------------------------------------
                                Shares       Dollars      Shares       Dollars
 ------------------------------------------------------------------------------
 Class A Shares
 Shares sold                 2,642,831  $ 26,739,478   2,487,407  $ 37,239,582
 Reinvestment of dividends
 and distributions              60,149       606,852     236,715     3,547,213
 Shares repurchased         (2,348,233)  (23,756,336) (2,188,230)  (32,704,920)
                                          -------------------------------------
                               354,747     3,589,994     535,892     8,081,875
 ------------------------------------------------------------------------------
 Class B Shares
 Shares sold                   143,414     1,452,458     311,533     4,688,547
 Reinvestment of dividends
 and distributions               3,915        39,401      15,176       227,116
 Shares repurchased            (41,468)     (421,907)    (97,942)   (1,472,016)
                                          -------------------------------------
                               105,861     1,069,952     228,767     3,443,647
 ------------------------------------------------------------------------------
 Class C Shares
 Shares sold                   913,925     9,182,624     200,328     3,041,377
 Reinvestment of dividends
 and distributions               6,945        70,046       7,806       116,917
 Shares repurchased           (933,863)   (9,362,292)    (82,108)   (1,208,599)
                                          -------------------------------------
                               (12,993)     (109,622)    126,026     1,949,695
 ------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                 7,455,342    75,314,086     919,438    13,744,539
 Reinvestment of dividends
 and distributions             247,700     2,495,701      32,665       486,364
 Shares repurchased         (5,553,387)  (56,277,910)   (198,983)   (2,927,282)
                                          -------------------------------------
                             2,149,655    21,531,877     753,120    11,303,621
 ------------------------------------------------------------------------------
 Administration Shares(a)
 Shares sold                    42,409       431,432          --            --
 Reinvestment of dividends
 and distributions                 155         1,575          --            --
 Shares repurchased            (94,101)     (956,228)         --            --
                                          -------------------------------------
                               (51,537)     (523,221)         --            --
 ------------------------------------------------------------------------------
 Service Shares
 Shares sold                    51,278       518,243          --            --
 Reinvestment of dividends
 and distributions               3,822        38,807           5            79
 Shares repurchased           (289,195)   (2,921,157)         --            --
                                          -------------------------------------
                              (234,095)   (2,364,107)          5            79
 ------------------------------------------------------------------------------
 NET INCREASE                2,311,638  $ 23,194,873   1,643,810  $ 24,778,917
 ------------------------------------------------------------------------------

 (a) Short Duration Tax-Free Administration Class shares were liquidated on July 20, 1999.

                                                    GOLDMAN SACHS TAX-FREE FUNDS



 Share activity for the year ended October 31, 1998 is as follows:


                           Short Duration Tax-Free Fund    Municipal Income Fund
                           -----------------------------------------------------
                                Shares      Dollars         Shares      Dollars
 -------------------------------------------------------------------------------
 Class A Shares
 Shares sold                 2,956,094  $29,981,070      2,331,248  $35,680,920
 Reinvestment of dividends
 and distributions              36,408      369,107        144,878    2,217,736
 Shares repurchased         (1,439,779) (14,600,893)      (890,339) (13,671,669)
                           -----------------------------------------------------
                             1,552,723   15,749,284      1,585,787   24,226,987
 -------------------------------------------------------------------------------
 Class B Shares
 Shares sold                   113,668    1,154,981        363,405    5,570,533
 Reinvestment of dividends
 and distributions                 716        7,572          4,818       73,917
 Shares repurchased            (29,252)    (296,080)       (50,499)    (771,483)
                           -----------------------------------------------------
                                85,132      866,473        317,724    4,872,967
 -------------------------------------------------------------------------------
 Class C Shares
 Shares sold                   260,602    2,643,664        236,415    3,613,212
 Reinvestment of dividends
 and distributions               3,289       33,332          2,421       37,200
 Shares repurchased            (42,508)    (430,853)       (62,563)    (957,474)
                           -----------------------------------------------------
                               221,383    2,246,143        176,273    2,692,938
 -------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                 4,094,699   41,604,670        391,005    6,054,921
 Reinvestment of dividends
 and distributions             105,149    1,065,181            988       15,243
 Shares repurchased         (1,399,986) (14,177,195)       (17,697)    (269,955)
                           -----------------------------------------------------
                             2,799,862   28,492,656        374,296    5,800,209
 -------------------------------------------------------------------------------
 Administration Shares
 Shares sold                    45,558      460,529             --           --
 Reinvestment of dividends
 and distributions                 948        9,613             --           --
 Shares repurchased             (2,644)     (26,596)            --           --
                           -----------------------------------------------------
                                43,862      443,546             --           --
 -------------------------------------------------------------------------------
 Service Shares
 Shares sold                   373,021    3,775,508             --           --
 Reinvestment of dividends
 and distributions               6,622       67,044              4           64
 Shares repurchased           (331,731)  (3,355,496)            --           --
                           -----------------------------------------------------
                                47,912      487,056              4           64
 -------------------------------------------------------------------------------
 NET INCREASE                4,750,874  $48,285,158      2,454,084  $37,593,165
 -------------------------------------------------------------------------------

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


                                      Income (loss) from        Distributions to
                                   investment operations(a)       shareholders
                                   -------------------------- ---------------------
                                                Net realized
                                               and unrealized                           Net
                         Net asset              gain (loss)              In excess   increase
                          value,      Net      on investment   From net    of net   (decrease)
                         beginning investment   and futures   investment investment   in net
                         of period   income     transactions    income     income   asset value
 FOR THE YEARS ENDED OCTOBER 31,
  1999 - Class A
  Shares                  $10.19     $0.34         $(0.24)      $(0.34)    $(0.02)    $(0.26)
  1999 - Class B
  Shares                   10.18      0.28          (0.23)       (0.28)     (0.02)     (0.25)
  1999 - Class C
  Shares                   10.18      0.26          (0.22)       (0.26)     (0.03)     (0.25)
  1999 - Institutional
  Shares                   10.18      0.38          (0.23)       (0.39)     (0.01)     (0.25)
  1999 -
   Administration
  Shares(f)                10.18      0.26(e)       (0.12)(e)    (0.27)        --      (0.13)
  1999 - Service Shares    10.18      0.33(e)       (0.24)(e)    (0.33)     (0.02)     (0.26)
 ----------------------------------------------------------------------------------------------
  1998 - Class A Shares    10.08      0.36(e)        0.13(e)     (0.38)        --       0.11
  1998 - Class B Shares    10.08      0.30(e)        0.12(e)     (0.32)        --       0.10
  1998 - Class C Shares    10.07      0.28(e)        0.14(e)     (0.31)        --       0.11
  1998 - Institutional
  Shares                   10.07      0.39(e)        0.13(e)     (0.41)        --       0.11
  1998 - Administration
  Shares                   10.07      0.36(e)        0.13(e)     (0.38)        --       0.11
  1998 - Service Shares    10.07      0.34(e)        0.13(e)     (0.36)        --       0.11
 ----------------------------------------------------------------------------------------------
  1997 - Class A Shares
  (commenced May 1)         9.94      0.20(e)        0.14(e)     (0.20)        --       0.14
  1997 - Class B Shares
  (commenced May 1)         9.94      0.16(e)        0.14(e)     (0.16)        --       0.14
  1997 - Class C Shares
  (commenced August 15)    10.04      0.07(e)        0.03(e)     (0.07)        --       0.03
  1997 - Institutional
  Shares                    9.96      0.42(e)        0.11(e)     (0.42)        --       0.11
  1997 - Administration
  Shares                    9.96      0.39(e)        0.11(e)     (0.39)        --       0.11
  1997 - Service Shares     9.97      0.37(e)        0.10(e)     (0.37)        --       0.10
 ----------------------------------------------------------------------------------------------
  1996 - Institutional
  Shares                    9.94      0.42(e)        0.02(e)     (0.42)        --       0.02
  1996 - Administration
  Shares                    9.94      0.39(e)        0.02(e)     (0.39)        --       0.02
  1996 - Service Shares     9.95      0.37(e)        0.02(e)     (0.37)        --       0.02
 ----------------------------------------------------------------------------------------------
  1995 - Institutional
  Shares                    9.79      0.42(e)        0.15(e)     (0.42)        --       0.15
  1995 - Administration
  Shares                    9.79      0.40(e)        0.15(e)     (0.40)        --       0.15
  1995 - Service Shares     9.79      0.37(e)        0.16(e)     (0.37)        --       0.16
 ----------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares outstanding methodology.
 (f) Administration Class shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

                                                                    Ratios assuming no
                                                                    voluntary waiver of
                                                                      fees or expense
                                                                        limitations
                                                                  -----------------------

                                 Net                 Ratio of net            Ratio of net
                               assets     Ratio of    investment   Ratio of   investment
     Net asset                at end of net expenses    income     expenses     income    Portfolio
      value,        Total      period    to average   to average  to average  to average  turnover
   end of period   return(b)  (in 000s)  net assets   net assets  net assets  net assets    rate
      $ 9.93         1.00%     $22,903      0.79%        3.37%       1.06%       3.10%     147.20%
        9.93         0.49        2,000      1.39         2.80        1.81        2.38      147.20
        9.93         0.34        2,070      1.54         2.62        1.81        2.35      147.20
        9.93         1.50       77,522      0.39         3.79        0.66        3.52      147.20
       10.05(f)      1.37(d)        --      0.64(c)      3.56(c)     0.91(c)     3.29(c)   147.20
        9.92         0.89          173      0.89         3.23        1.16        2.96      147.20
 --------------------------------------------------------------------------------------------------
       10.19         4.97       19,881      0.71         3.54        1.74        2.51      140.72
       10.18         4.25          974      1.31         3.06        2.27        2.10      140.72
       10.18         4.19        2,256      1.46         2.82        2.27        2.01      140.72
       10.18         5.25       57,647      0.45         3.92        1.26        3.11      140.72
       10.18         4.99          525      0.70         3.58        1.51        2.77      140.72
       10.18         4.73        2,560      0.95         3.44        1.76        2.63      140.72
 --------------------------------------------------------------------------------------------------
       10.08         3.39(d)     4,023      0.70(c)      3.81(c)     1.73(c)     2.78(c)   194.75
       10.08         3.07(d)       106      1.30(c)      3.31(c)     2.23(c)     2.38(c)   194.75
       10.07         0.97(d)         2      1.45(c)      2.60(c)     2.23(c)     1.82(c)   194.75
       10.07         5.40       28,821      0.45         4.18        1.23        3.40      194.75
       10.07         5.14           77      0.70         3.91        1.48        3.13      194.75
       10.07         4.77        2,051      0.95         3.66        1.73        2.88      194.75
 --------------------------------------------------------------------------------------------------
        9.96         4.50       34,814      0.45         4.21        1.01        3.65      231.65
        9.96         4.24           48      0.70         3.96        1.26        3.40      231.65
        9.97         3.98          695      0.95         3.74        1.51        3.18      231.65
 --------------------------------------------------------------------------------------------------
        9.94         5.98       58,389      0.45         4.31        0.77        3.99      259.52
        9.94         5.76           46      0.70         4.14        1.02        3.82      259.52
        9.95         5.59          454      0.95         3.87        1.27        3.55      259.52
 --------------------------------------------------------------------------------------------------

GOLDMAN SACHS MUNICIPAL INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                         Income (loss) from
                                      investment operations(a)    Distributions to shareholders
                                      ------------------------- ----------------------------------
                                                  Net realized                            From
                                                 and unrealized                       net realized     Net
                            Net asset            gain (loss) on    From    In excess    gain on     increase
                             value,      Net     investment and    net       of net    investment  (decrease)
                            beginning investment    futures     investment investment and futures    in net
                            of period   income    transactions    income     income   transactions asset value
 FOR THE YEARS ENDED OCTOBER 31,
  1999 - Class A Shares      $15.47     $0.63        $(1.29)      $(0.65)    $   --      $(0.09)     $(1.40)
  1999 - Class B Shares       15.47      0.51         (1.28)       (0.52)     (0.01)      (0.09)      (1.39)
  1999 - Class C Shares       15.47      0.51         (1.28)       (0.51)     (0.02)      (0.09)      (1.39)
  1999 - Institutional
  Shares                      15.47      0.70         (1.30)       (0.70)     (0.01)      (0.09)      (1.40)
  1999 - Service Shares       15.48      0.65         (1.32)       (0.63)        --       (0.09)      (1.39)
 -------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares       14.99      0.65          0.50        (0.64)        --       (0.03)       0.48
  1998 - Class B Shares       15.00      0.53          0.49        (0.52)        --       (0.03)       0.47
  1998 - Class C Shares       14.99      0.53          0.50        (0.52)        --       (0.03)       0.48
  1998 - Institutional
  Shares                      15.00      0.68          0.50        (0.68)        --       (0.03)       0.47
  1998 - Service Shares       14.99      0.64          0.49        (0.61)        --       (0.03)       0.49
 -------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares       14.37      0.67          0.62        (0.67)        --          --        0.62
  1997 - Class B Shares       14.37      0.56          0.63        (0.56)        --          --        0.63
  1997 - Class C Shares
  (commenced August 15)       14.85      0.12          0.14        (0.12)        --          --        0.14
  1997 - Institutional
  Shares (commenced August
  15)                         14.84      0.15          0.16        (0.15)        --          --        0.16
  1997 - Service Shares
  (commenced August 15)       14.84      0.14          0.15        (0.14)        --          --        0.15
 -------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares       14.17      0.65          0.20        (0.65)        --          --        0.20
  1996 - Class B Shares
  (commenced May 1)           14.03      0.27          0.34        (0.27)        --          --        0.34
 -------------------------------------------------------------------------------------------------------------
  1995 - Class A Shares       13.08      0.67          1.09        (0.67)        --          --        1.09
 -------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.

The accompanying notes are an integral part of these financial statements.

                                             GOLDMAN SACHS MUNICIPAL INCOME FUND

                                                                    Ratios assuming no
                                                                 voluntary waiver of fees
                                                                  or expense limitations
                                                                 --------------------------------

                                                    Ratio of net                    Ratio of net
                            Net assets   Ratio of    investment   Ratio of           investment
    Net asset               at end of  net expenses    income     expenses             income           Portfolio
     value,       Total       period    to average   to average  to average          to average         turnover
  end of period   return(b) (in 000s)   net assets   net assets  net assets          net assets           rate
     $14.07       (4.46)%    $90,443       0.94%        4.15%               1.14%               3.95%     70.31%
      14.08       (5.10)       9,334       1.69         3.40                1.89                3.20      70.31
      14.08       (5.10)       4,379       1.69         3.40                1.89                3.20      70.31
      14.07       (4.07)      16,197       0.54         4.58                0.74                4.38      70.31
      14.09       (4.49)           2       1.04         4.35                1.24                4.15      70.31
-----------------------------------------------------------------------------------------------------------------
      15.47        7.79       91,158       0.87         4.25                1.64                3.48      56.51
      15.47        6.91        6,722       1.62         3.44                2.16                2.90      56.51
      15.47        6.98        2,862       1.62         3.38                2.16                2.84      56.51
      15.47        8.00        6,154       0.58         4.41                1.12                3.87      56.51
      15.48        7.68            2       1.08         4.21                1.62                3.67      56.51
-----------------------------------------------------------------------------------------------------------------
      14.99        9.23       64,553       0.85         4.60                1.62                3.83     153.12
      15.00        8.48        1,750       1.60         3.74                2.12                3.22     153.12
      14.99        1.75(d)       130       1.60(c)      3.24(c)             2.12(c)             2.72(c)  153.12
      15.00        2.10(d)       351       0.60(c)      4.41(c)             1.12(c)             3.89(c)  153.12
      14.99        1.93(d)         2       1.10(c)      4.24(c)             1.62(c)             3.72(c)  153.12
-----------------------------------------------------------------------------------------------------------------
      14.37        6.13       52,267       0.85         4.58                1.55                3.88     344.13
      14.37        4.40(d)       255       1.60(c)      3.55(c)             2.05(c)             3.10(c)  344.13
-----------------------------------------------------------------------------------------------------------------
      14.17       13.79       53,797       0.76         4.93                1.49                4.20     335.55
-----------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS TRUST - TAX-FREE FUNDS
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- Tax-Free Fixed Income Funds:

 We have audited the accompanying statements of assets and liabilities of Goldman Sachs Short Duration Tax-Free Fund and Municipal Income Fund, two of the portfolios constituting Goldman Sachs Trust -- Fixed Income Funds (a Del-aware Business Trust), including the statements of investments, as of October 31, 1999, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Short Duration Tax-Free Fund and Municipal Income Fund as of October 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP

 Boston, Massachusetts
 December 10, 1999

GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments
October 31, 1999

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value
  Corporate Bonds - 77.1%
  Aerospace - 2.8%
  Argo-Tech Corp. (B-/B3)
  $ 7,500,000              8.63%                      10/01/2007                     $  6,337,500
  Burke Industries, Inc. (B/B2)
    2,000,000             10.00                       08/15/2007                        1,000,000
  Communications Instruments, Inc. (B-/B3)
    2,500,000             10.00                       09/15/2004                        2,075,000
  Dunlop Standard Aerospace Holdings (B-/B3)+
    3,000,000             11.88                       05/15/2009                        3,030,000
  Hexcel Corp. (B+/B1)
    5,000,000              9.75                       01/15/2009                        4,100,000
  K&F Industries, Inc. (B-/B3)
    5,000,000              9.25                       10/15/2007                        4,762,500
  Transdigm, Inc. (B-/B3)
    1,000,000             10.38                       12/01/2008                          895,000
  Worldwide Flight Services (B/B3)+
      750,000             12.25                       08/15/2007                          750,712
                                                                                     ------------
                                                                                       22,950,712
 ------------------------------------------------------------------------------------------------
  Automotive Parts - 2.9%
  Accuride Corp. (B-/B2)
    3,000,000              9.25                       02/01/2008                        2,700,000
  American Axle & Manufacturing, Inc. (B/B2)
    3,750,000              9.75                       03/01/2009                        3,693,750
  Anchor Lamina, Inc. (B-/B3)
    1,500,000              9.88                       02/01/2008                        1,305,000
  Federal-Mogul Corp. (BB+/Ba2)
    2,000,000              7.50                       01/15/2009                        1,784,360
  Hayes Lemmerz International, Inc. (B/B2)
    3,500,000              9.13                       07/15/2007                        3,342,500
  JL French Automotive Castings (B-/B3)+
    1,500,000             11.50                       06/01/2009                        1,481,250
  Prestolite Electric, Inc. (B+/B3)
    4,000,000              9.63                       02/01/2008                        3,200,000
  Stanadyne Automotive Corp. (B/Caal)
    4,000,000             10.25                       12/15/2007                        3,280,000
  Venture Holdings Trust (B/B2)
    4,000,000              9.50                       07/01/2005                        3,700,000
                                                                                     ------------
                                                                                       24,486,860
 ------------------------------------------------------------------------------------------------
  Building Materials - 2.9%
  Amatek Industries, Inc. (B/B3)+
    3,500,000             12.00                       02/15/2008                        3,255,000
  Atrium Companies, Inc. (B/B3)
    2,500,000             10.50                       05/01/2009                        2,387,500
  Better Minerals & Aggregates (B-/B3)+
    2,500,000             13.00                       09/15/2009                        2,475,000
  Nortek, Inc. (B+/B1)
    3,000,000              9.13                       09/01/2007                        2,872,500
    2,125,000              8.88                       08/01/2008                        1,992,187
  Nortek, Inc. (B-/B3)
    2,000,000              9.88                       03/01/2004                        1,960,000
 ------------------------------------------------------------------------------------------------

   Principal            Interest                   Maturity
     Amount               Rate                       Date                          Value
  Corporate Bonds - (continued)
  Building Materials - (continued)
  Republic Group, Inc. (B/B2)
   $ 3,000,000                9.50%               07/15/2008                 $  2,775,000
  Werner Holdings Co., Inc. (B-/B2)
     7,000,000               10.00                11/15/2007                    6,790,000
                                                                            -------------
                                                                               24,507,187
 ----------------------------------------------------------------------------------------
  Capital Goods - 3.0%
  Axiohm Transaction Solutions, Inc. (CCC+/Ca)\/
     3,000,000                9.75                10/01/2007                      900,000
  International Wire Group, Inc. (B-/B3)
     4,000,000               11.75                06/01/2005                    4,110,000
  Packard BioScience Co. (B-/B3)
     9,250,000                9.38                03/01/2007                    8,371,250
  Simonds Industries, Inc. (B-/B3)
       750,000               10.25                07/01/2008                      577,500
  Thermadyne Holdings Corp. (CCC+/Caal)(S)
     4,000,000          0.00/12.50                06/01/2008                    1,760,000
  Thermadyne Manufacturing LLC (CCC+/B3)
     6,750,000                9.88                06/01/2008                    5,535,000
  Trench Electric S.A. (B-/B3)
     5,000,000               10.25                12/15/2007                    4,000,000
                                                                            -------------
                                                                               25,253,750
 ----------------------------------------------------------------------------------------
  Chemicals - 4.1%
  Brunner Mond PLC (CCC+/Caal)
     1,000,000               11.00                07/15/2008                      490,000
  General Chemicals Industries (B+/B3)+
     1,500,000               10.63                05/01/2009                    1,458,750
  Huntsman ICI Holdings LLC (B+/B2)+
     2,500,000               10.13                07/01/2009                    2,475,000
  Huntsman ICI Holdings LLC (B+/B3)@+
     3,740,000               13.08                12/31/2009                    1,014,475
  Lyondell Chemical Co. (BB/Ba3)
     6,500,000                9.88                05/01/2007                    6,500,000
  Lyondell Chemical Co. (B+/B2)
     2,000,000               10.88                05/01/2009                    1,990,000
  Polymer Group, Inc. (B/B2)
     1,750,000                9.00                07/01/2007                    1,680,000
     3,000,000                8.75                03/01/2008                    2,827,500
  Sovereign Speciality Chemicals, Inc. (B-/B3)
     5,500,000                9.50                08/01/2007                    5,431,250
  Sterling Chemicals, Inc. (BB-/B3)+
       750,000               12.38                07/15/2009                      727,500
  Trans-Resources, Inc. (B-/B3)(S)
     1,000,000          0.00/12.00                03/15/2008                      500,000
  ZSC Specialty Chemicals PLC (B/B2)+
     9,000,000               11.00                07/01/2009                    9,000,000
                                                                            -------------
                                                                               34,094,475
 ----------------------------------------------------------------------------------------
  Conglomerates - 0.7%
  Eagle-Picher Industries, Inc. (B-/B3)
     6,750,000                9.38                03/01/2008                    5,737,500
 ----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                   GOLDMAN SACHS HIGH YIELD FUND


   Principal            Interest                      Maturity
    Amount                Rate                          Date                          Value
  Corporate Bonds - (continued)
  Consumer Cyclicals - 6.1%
  APCOA, Inc. (B-/Caal)
  $ 5,000,000                9.25%                   03/15/2008                 $  4,150,000
  Fisher Scientific International, Inc. (B-/B3)
   13,250,000                9.00                    02/01/2008                   12,388,750
  Intertek Finance PLC (B-/B2)
    7,000,000               10.25                    11/01/2006                    6,545,000
  MSX International, Inc. (B-/B3)
    1,000,000               11.38                    01/15/2008                      940,000
  National Equipment Services, Inc. (B/B3)
    4,000,000               10.00                    11/30/2004                    3,920,000
  United Rentals, Inc. (BB-/B1)
    4,000,000                8.80                    08/15/2008                    3,570,000
  United Rentals, Inc. (BB-/B2)
    4,750,000                9.50                    06/01/2008                    4,488,750
  Volume Services America, Inc. (B-/B3)
    2,750,000               11.25                    03/01/2009                    2,708,750
  Wesco Distribution, Inc. (B/B2)
   10,000,000                9.13                    06/01/2008                    8,975,000
  Williams Scotsman, Inc. (B-/B3)
    3,000,000                9.88                    06/01/2007                    2,865,000
                                                                                ------------
                                                                                  50,551,250
 -------------------------------------------------------------------------------------------
  Consumer Products - 2.4%
  Cabot Safety Corp. (B/B3)
    4,000,000               12.50                    07/15/2005                    4,150,000
  Corning Consumer Products Co. (B/B3)
    7,000,000                9.63                    05/01/2008                    5,582,500
  Generac Portable Products LLC (B-/B3)
    2,000,000               11.25                    07/01/2006                    2,040,000
  Imperial Home Decor Group (CCC+/B3)
    2,000,000               11.00                    03/15/2008                      340,000
  Polaroid Corp. (BB-/Ba3)
    2,000,000               11.50                    02/15/2006                    2,000,000
  Sealy Mattress Co. (B-/B3)
    1,500,000          0.00/10.88(S)                 12/15/2007                    1,005,000
    2,500,000                9.88                    12/15/2007                    2,425,000
  The Scotts Co. (B+/B2)+
    1,000,000                8.63                    01/15/2009                      950,000
  United Industries Corp. (B-/B3)+
    1,750,000                9.88                    04/01/2009                    1,566,250
                                                                                ------------
                                                                                  20,058,750
 -------------------------------------------------------------------------------------------
  Defense - 0.7%
  Condor Systems, Inc. (B-/B3)+
    2,000,000               11.88                    05/01/2009                    1,760,000
  Newport News Shipbuilding, Inc. (B+/B1)
    4,000,000                9.25                    12/01/2006                    4,030,000
                                                                                ------------
                                                                                   5,790,000
 -------------------------------------------------------------------------------------------
  Energy - 1.4%
  Benton Oil & Gas Co. (B/B3)
    2,250,000                9.38                    11/01/2007                    1,220,625
 -------------------------------------------------------------------------------------------

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                            Value
  Corporate Bonds - (continued)
  Energy - (continued)
  Cross Timbers Oil Co. (B/B2)
  $ 2,750,000                 8.75%                   11/01/2009                   $  2,605,625
  P&L Coal Holdings Corp. (B/B2)
    4,250,000                 9.63                    05/15/2008                      4,069,375
  R&B Falcon Corp. (B+/Ba3)
      500,000                 6.75                    04/15/2005                        435,000
      500,000                 9.50                    12/15/2008                        487,500
  RBF Finance Co. (BB-/Ba3)
    1,000,000                11.38                    03/15/2009                      1,055,000
  Vintage Petroleum, Inc. (B+/B1)
    2,000,000                 9.75                    06/30/2009                      2,020,000
                                                                                   ------------
                                                                                     11,893,125
 ----------------------------------------------------------------------------------------------
  Entertainment - 0.9%
  Advanstar Communications, Inc. (B-/B2)
    3,000,000                 9.25                    05/01/2008                      2,793,750
  Premier Parks, Inc. (B-/B3)
    2,250,000                 9.25                    04/01/2006                      2,143,125
  SFX Entertainment, Inc. (B-/B3)
    2,000,000                 9.13                    02/01/2008                      1,830,000
  V2 Music Holdings PLC+(S)
    1,750,000           0.00/14.00                    04/15/2008                        424,375
                                                                                   ------------
                                                                                      7,191,250
 ----------------------------------------------------------------------------------------------
  Environmental - 1.9%
  Allied Waste North America, Inc. (B+/B2)+
    8,000,000                10.00                    08/01/2009                      6,800,000
  Allied Waste North America, Inc. (BB-/Ba3)
    2,500,000                 7.63                    01/01/2006                      2,168,750
    5,750,000                 7.88                    01/01/2009                      4,844,375
  The IT Group, Inc. (B+/B3)+
    2,500,000                11.25                    04/01/2009                      2,350,000
                                                                                   ------------
                                                                                     16,163,125
 ----------------------------------------------------------------------------------------------
  Food - 4.0%
  Agrilink Foods, Inc. (B-/B3)
    1,500,000                11.88                    11/01/2008                      1,327,500
  Aurora Foods, Inc. (B+/B1)
    3,750,000                 9.88                    02/15/2007                      3,796,875
    1,000,000                 8.75                    07/01/2008                        952,500
  Del Monte Foods Co. (B-/Caa1)(S)
    5,400,000           0.00/12.50                    12/15/2007                      4,104,000
  Domino's, Inc. (B-/B3)
    7,000,000                10.38                    01/15/2009                      6,370,000
  Eagle Family Foods (CCC+/B3)
    6,250,000                 8.75                    01/15/2008                      4,812,500
  International Home Foods, Inc. (B-/B2)
    2,750,000                10.38                    11/01/2006                      2,818,750
  Iowa Select Farms LP (CCC+/Caa1)+
    2,000,000                10.75                    12/01/2005                      1,540,000
  New World Pasta Co. (B-/B2)
    1,000,000                 9.25                    02/15/2009                        920,000
 ----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

October 31, 1999

   Principal            Interest                       Maturity
    Amount                Rate                           Date                          Value
  Corporate Bonds - (continued)
  Food - (continued)
  Premier International Foods PLC (B-/B3)+
  $ 1,500,000                12.00%                   08/01/2009                 $  1,507,500
  Southern Foods Group (B/B2)
    5,000,000                 9.88                    09/01/2007                    5,175,000
                                                                                 ------------
                                                                                   33,324,625
 --------------------------------------------------------------------------------------------
  Health Care - 1.8%
  ALARIS Medical, Inc. (B-/Caa1)(S)
    4,000,000          0.00/ 11.13                    08/01/2008                    1,700,000
  Alliance Imaging, Inc. (B-/B3)
    3,000,000                 9.63                    12/15/2005                    3,270,000
  Genesis Eldercare, Inc. (CCC+/B3)
    2,000,000                 9.00                    08/01/2007                      500,000
  Genesis Health Ventures, Inc. (CCC+/B2)
      500,000                 9.25                    10/01/2006                      175,000
    1,000,000                 9.88                    01/15/2009                      370,000
  Hudson Respiratory Care, Inc. (B-/B3)
    3,000,000                 9.13                    04/15/2008                    2,340,000
  Iasis Healthcare Corp. (B-/B3)+
    2,000,000                13.00                    10/15/2009                    2,010,000
  Integrated Health Services, Inc. (CC/B2)\/
    3,750,000                 9.25                    01/15/2008                      262,500
  Kinetic Concepts, Inc. (B-/B3)
    5,000,000                 9.63                    11/01/2007                    3,250,000
  Universal Hospital Services, Inc. (B/B3)
    1,000,000                10.25                    03/01/2008                      710,000
                                                                                 ------------
                                                                                   14,587,500
 --------------------------------------------------------------------------------------------
  Home Construction - 0.1%
  D.R. Horton, Inc. (BB/Ba1)
    1,000,000                 8.00                    02/01/2009                      872,500
 --------------------------------------------------------------------------------------------
  Insurance Companies - 0.9%
  Willis Corroon Corp. (B+/Ba3)
    8,500,000                 9.00                    02/01/2009                    7,522,500
 --------------------------------------------------------------------------------------------
  Lodging - 0.3%
  Red Roof Inns, Inc. (B+/ Ba2)
    2,000,000                 9.63                    12/15/2003                    2,050,000
 --------------------------------------------------------------------------------------------
  Media-Cable - 4.9%
  Avalon Cable of Michigan (B-/B2)
    1,000,000                 9.38                    12/01/2008                    1,000,000
  Charter Communications Holdings LLC (B+/B2)
    1,000,000                 8.25                    04/01/2007                      935,000
    2,000,000                 8.63                    04/01/2009                    1,890,000
   13,250,000            0.00/9.92(S)                 11/01/2011                    7,817,500
  Echostar DBS Corp. (B/B2)
    4,000,000                 9.38                    02/01/2009                    3,960,000
  Frontiervision Holdings LP (B+/B1)(S)
    5,000,000           0.00/11.88                    09/15/2007                    4,275,000
 --------------------------------------------------------------------------------------------

   Principal           Interest                    Maturity
     Amount              Rate                        Date                        Value
  Corporate Bonds - (continued)
  Media-Cable - (continued)
  Ono Finance PLC (CCC+/Caa1)+
   $ 1,250,000              13.00%                05/01/2009               $  1,312,500
  Renaissance Media Group LLC (B-/B2)(S)
     3,000,000         0.00/10.00                 04/15/2008                  2,092,500
  Telewest Communications PLC (B+/B1)
    11,500,000         0.00/11.00(S)              10/01/2007                 10,479,375
     5,000,000              11.25                 11/01/2008                  5,362,500
     1,000,000          0.00/9.25+(S)             04/15/2009                    607,500
  United Pan-Europe Communications N.V. (B-/B2)+
     1,000,000              10.88                 08/01/2009                    967,500
                                                                          -------------
                                                                             40,699,375
 --------------------------------------------------------------------------------------
  Media-Non Cable - 4.1%
  Chancellor Media Corp. (B/B1)
     2,000,000               8.13                 12/15/2007                  1,960,000
     2,000,000               9.00                 10/01/2008                  2,050,000
  Crown Castle International Corp. (B/B3)(S)
    10,500,000         0.00/10.63                 11/15/2007                  7,560,000
     6,000,000         0.00/10.38                 05/11/2011                  3,540,000
     5,500,000         0.00/11.25+                08/01/2011                  3,272,500
  Lin Holdings Corp. (B-/B3)(S)
     4,500,000         0.00/10.00                 03/01/2008                  2,925,000
  Pinnacle Holdings, Inc. (B/B3)(S)
     6,000,000         0.00/10.00                 03/15/2008                  3,600,000
  PX Escrow Corp. (B-/B3)(S)
     1,000,000          0.00/9.63                 02/01/2006                    500,000
  SFX Broadcasting, Inc. (B/B3)
     2,000,000              10.75                 05/15/2006                  2,205,000
  Spectrasite Holdings, Inc.(S)
     3,500,000         0.00/11.25                 04/15/2009                  1,820,000
  Young Broadcasting, Inc. (B/B2)
     5,000,000               8.75                 06/15/2007                  4,850,000
                                                                          -------------
                                                                             34,282,500
 --------------------------------------------------------------------------------------
  Metals - 1.1%
  Earle M. Jorgensen Co. (B-/B3)
     3,500,000               9.50                 04/01/2005                  3,202,500
  Haynes International, Inc. (B-/B3)
     1,500,000              11.63                 09/01/2004                  1,305,000
  Republic Technologies International (B/B3)+
     2,000,000              13.75                 07/15/2009                  1,850,000
  WHX Corp. (B-/B3)
     2,500,000              10.50                 04/15/2005                  2,375,000
                                                                          -------------
                                                                              8,732,500
 --------------------------------------------------------------------------------------
  Packaging - 2.3%
  AEP Industries, Inc. (B/B2)
     3,000,000               9.88                 11/15/2007                  2,850,000
 --------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                   GOLDMAN SACHS HIGH YIELD FUND


   Principal            Interest                     Maturity
    Amount                Rate                         Date                           Value

  Corporate Bonds - (continued)
  Packaging - (continued)
  Graham Packaging Co. (B-/B3)
  $ 3,500,000                 8.75%                 01/15/2008                  $  3,255,000
  Graham Packaging Co. (B-/Caa1)(S)
    2,750,000           0.00/10.75                  01/15/2009                     1,760,000
  Printpack, Inc. (B+/B3)
    3,000,000                 9.88                  08/15/2004                     2,917,500
    3,000,000                10.63                  08/15/2006                     2,737,500
  Tekni-Plex, Inc. (B-/B3)
    3,000,000                11.25                  04/01/2007                     3,135,000
    3,000,000                 9.25                  03/01/2008                     2,865,000
                                                                                ------------
                                                                                  19,520,000
 -------------------------------------------------------------------------------------------
  Paper - 3.8%
  Ainsworth Lumber Co. Ltd. (B/B2)
    5,000,000                12.50                  07/15/2007                     5,400,000
  Packaging Corp. of America (B/B3)+
    8,500,000                 9.63                  04/01/2009                     8,457,500
  Repap New Brunswick, Inc. (CCC+/Caa1)
    1,500,000                10.63                  04/15/2005                     1,335,000
  Riverwood International Corp. (B-/B3)
    8,000,000                10.25                  04/01/2006                     8,000,000
  Riverwood International Corp. (CCC+/Caa1)
    9,000,000                10.88                  04/01/2008                     8,730,000
                                                                                ------------
                                                                                  31,922,500
 -------------------------------------------------------------------------------------------
  Publishing - 1.2%
  American Lawyer Media, Inc. (B/B1)
    3,500,000                 9.75                  12/15/2007                     3,255,000
  American Media, Inc. (B-/B2)
    1,500,000                10.25                  05/01/2009                     1,458,750
  Day International Group, Inc. (B-/B3)
    3,250,000                 9.50                  03/15/2008                     2,632,500
  Transwestern Publishing Co. (B-/B2)
    3,000,000                 9.63                  11/15/2007                     2,880,000
                                                                                ------------
                                                                                  10,226,250
 -------------------------------------------------------------------------------------------
  Retailers - 0.9%
  Advance Holdings Corp. (B-/Caa2)(S)
    2,000,000           0.00/12.88                  04/15/2009                     1,080,000
  Duane Reade, Inc. (B-/B3)
    1,250,000                 9.25                  02/15/2008                     1,218,750
  HMV Media Group PLC (B/B3)
    2,000,000                10.25                  05/15/2008                     1,800,000
  Mattress Discounters Corp. (B+/B2)
      750,000                12.63                  07/15/2007                       705,000
  Musicland Stores Corp. (B-/B3)
    3,250,000                 9.00                  06/15/2003                     2,990,000
                                                                                ------------
                                                                                   7,793,750
 -------------------------------------------------------------------------------------------
  Supermarkets - 0.6%
  Pathmark Stores, Inc. (CCC+/Caa1)
    5,000,000                 9.63                  05/01/2003                     4,850,000
 -------------------------------------------------------------------------------------------

   Principal           Interest                     Maturity
    Amount               Rate                         Date                         Value

  Corporate Bonds - (continued)
  Technology - 3.2%
  Asat Finance LLC (B/B1)+
  $ 1,000,000               12.50%                 11/01/2006                $    997,500
  Covad Communications Group, Inc. (B-/B3)
      500,000          0.00/13.50(S)               03/15/2008                     280,000
    1,500,000               12.50                  02/15/2009                   1,470,000
  Details, Inc. (B-/B3)
    5,000,000               10.00                  11/15/2005                   4,500,000
    1,000,000          0.00/12.50(S)               11/15/2007                     505,000
  Integrated Circuit Systems, Inc. (B-/B3)+
    1,500,000               11.50                  05/15/2009                   1,440,000
  Intersils Corp. (B/B3)+
    1,250,000               13.25                  08/15/2009                   1,343,750
  MCMS, Inc. (CCC+/B3)
    2,000,000                9.75                  03/01/2008                     760,000
  SCG Holding & Semiconductor Co. (B/B2)+
    6,000,000               12.00                  07/31/2009                   6,120,000
  Viasystems Group, Inc. (B-/B3)
   11,500,000                9.75                  06/01/2007                   9,200,000
                                                                             ------------
                                                                               26,616,250
 ----------------------------------------------------------------------------------------
  Telecommunications - 12.2%
  Allegiance Telecom, Inc. (B/B3)
    1,500,000          0.00/11.75(S)               05/15/2008                   1,012,500
    1,000,000               12.88                  05/15/2008                   1,085,000
  Birch Telecom, Inc.
    1,000,000               14.00                  06/15/2008                     990,000
  Carrier1 International S.A. (B-/B3)+
    2,250,000               13.25                  02/15/2009                   2,306,250
  Colt Telecom Group PLC (B/B1)(S)
    5,500,000          0.00/12.00                  12/15/2006                   4,620,000
  Econophone, Inc.
    2,000,000               13.50+                 07/15/2007                   2,090,000
      500,000          0.00/11.00(S)               02/15/2008                     295,000
  Energis PLC (B/B1)+
    4,500,000                9.75                  06/15/2009                   4,612,500
  Exodus Communications, Inc. (B-)
    3,000,000               11.25                  07/01/2008                   3,097,500
  FaciliCom International, Inc.
    2,250,000               10.50                  01/15/2008                   2,025,000
  Global Crossing Holdings Ltd. (BB/Ba2)
    5,250,000                9.63                  05/15/2008                   5,315,625
  Global TeleSystems Group, Inc. (B-/Caa2)
    3,000,000                9.88                  02/15/2005                   2,700,000
  GST Equipment Funding, Inc.
    2,000,000               13.25                  05/01/2007                   2,000,000
  GST Network Funding, Inc.(S)
    2,000,000          0.00/10.50                  05/01/2008                     950,000
  GST Telecommunications, Inc.
    1,000,000               12.75                  11/15/2007                   1,000,000
  Hermes Europe Railtel B.V. (B/B3)
    3,500,000               11.50                  08/15/2007                   3,456,250
    2,500,000               10.38                  01/15/2009                   2,375,000
  ICG Holdings, Inc. (B-/B3)(S)
    5,000,000          0.00/11.63                  03/15/2007                   3,277,700
 ----------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

October 31, 1999

   Principal           Interest                      Maturity
    Amount               Rate                          Date                        Value

  Corporate Bonds - (continued)
  Telecommunications - (continued)
  Intermedia Communications, Inc. (B/B2)
  $ 5,750,000          0.00/11.25%(S)               07/15/2007                $ 3,967,500
    2,250,000                8.88                   11/01/2007                  2,013,750
    1,000,000                9.50                   03/01/2009                    917,500
  Intermedia Communications, Inc. (CCC+/B3)
    1,000,000          0.00/12.25(S)                03/01/2009                    540,000
  Jazztel PLC (Caa2)+
      750,000               14.00                   04/01/2009                    817,500
  Level 3 Communications, Inc. (B/B3)
    5,000,000                9.13                   05/01/2008                  4,662,500
    1,000,000          0.00/10.50(S)                12/01/2008                    585,000
  McLeodUSA, Inc. (B+/B1)
    1,000,000          0.00/10.50(S)                03/01/2007                    790,000
    2,000,000                9.50                   11/01/2008                  2,000,000
      750,000                8.13                   02/15/2009                    693,750
  Metromedia Fiber Network, Inc. (B/B2)
    3,000,000               10.00                   11/15/2008                  2,981,250
  Metronet Communications, Inc. (BBB/Baa3)
    7,000,000           0.00/9.95(S)                06/15/2008                  5,442,500
      750,000               10.63                   11/01/2008                    851,250
  NEXTLINK Communications, Inc. (B/B3)
    2,000,000                9.63                   10/01/2007                  1,925,000
    2,250,000                9.00                   03/15/2008                  2,109,375
    1,500,000               10.75                   06/01/2009                  1,530,000
  Pathnet, Inc.
    1,875,000               12.25                   04/15/2008                  1,087,500
  PSINet, Inc. (B-/B3)
    3,750,000               10.00                   02/15/2005                  3,675,000
    1,500,000               11.50                   11/01/2008                  1,552,500
    3,750,000               11.00+                  08/01/2009                  3,843,750
  RSL Communications PLC (B-/B2)
    2,257,000               12.25                   11/15/2006                  2,268,285
    2,000,000          0.00/10.13(S)                03/01/2008                  1,120,000
    1,750,000                9.13                   03/01/2008                  1,487,500
    2,000,000               10.50                   11/15/2008                  1,840,000
  Splitrock Services Inc.
    1,000,000               11.75                   07/15/2008                    912,500
  Verio, Inc. (B-/B3)
    1,500,000               11.25                   12/01/2008                  1,565,625
  Viatel, Inc. (B-/B3)
    1,000,000               11.50                   03/15/2009                    965,000
  WAM!Net, Inc. (CCC+)(S)
    1,250,000          0.00/13.25                    03/01/2005                   725,000
  Williams Communications Group, Inc. (BB-/B2)
    2,000,000               10.70                   10/01/2007                  2,080,000
    3,500,000               10.88                   10/01/2009                  3,605,000
                                                                              -----------
                                                                              101,762,860
 ----------------------------------------------------------------------------------------
  Telecommunications-Cellular - 5.4%
  AirGate PCS, Inc. (Caal)(S)
    1,250,000          0.00/13.50                   10/01/2009                    768,750
  Cencall Communications Corp. (B-/B1)
      750,000               10.13                   01/15/2004                    765,000
 ----------------------------------------------------------------------------------------

   Principal            Interest                     Maturity
    Amount                Rate                         Date                           Value

  Corporate Bonds - (continued)
  Telecommunications - Cellular - (continued)
  Centennial Cellular Corp. (B-/Caal)
  $ 5,000,000                10.75%                 12/15/2008                  $  5,212,500
  Dolphin Telecom PLC (CCC+/Caal)+(S)
    3,000,000           0.00/14.00                  05/15/2009                     1,185,000
  Esat Telecom Group PLC (B+/B3)
    4,000,000                11.88                  12/01/2008                     4,100,000
  Millicom International Cellular S.A. (B-/Caal)(S)
    5,000,000           0.00/13.50                  06/01/2006                     3,625,000
  Nextel Communications, Inc. (B-/B1)(S)
    7,000,000            0.00/9.75                  08/15/2004                     7,140,000
    3,000,000           0.00/10.65                  09/15/2007                     2,250,000
      750,000            0.00/9.75                  10/31/2007                       540,000
   16,000,000            0.00/9.95                  02/15/2008                    11,360,000
  Nextel Partners, Inc. (CCC+/B3)(S)
    1,000,000           0.00/14.00                  02/01/2009                       620,000
  Orange PLC (BB-/Ba3)
    4,500,000                 8.00                  08/01/2008                     4,505,627
    2,000,000                 9.00+                 06/01/2009                     2,070,000
  Triton PCS Holdings, Inc. (CCC+/B3)(S)
    1,000,000           0.00/11.00                  05/01/2008                       690,000
                                                                                ------------
                                                                                  44,831,877
 -------------------------------------------------------------------------------------------
  Textiles - 0.5%
  Delta Mills, Inc. (B+/B3)
    3,000,000                 9.63                  09/01/2007                     2,250,000
  Galey & Lord, Inc. (B/Caa3)
    2,000,000                 9.13                  03/01/2008                       490,000
  Globe Manufacturing Corp. (B-/Caa1)
    2,000,000                10.00                  08/01/2008                     1,060,000
                                                                                ------------
                                                                                   3,800,000
 -------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (Cost $703,615,203)                                                           $642,072,971
 -------------------------------------------------------------------------------------------
  Emerging Market Debt - 4.1%
  Cablevision S.A. (BB/Ba3)+
  $ 1,000,000                13.75%                 05/01/2009                  $    940,000
  Federal Republic of Brazil (B+)
      451,000                14.50                  10/15/2009                       466,785
  Federal Republic of Brazil C-Bonds (B+/B2)o
    2,476,160                 8.00                  04/15/2014                     1,646,646
  Financiera Energy Nacional (BBB-)
      730,000                 9.38                  06/15/2006                       598,600
  Globo Comunicacoes Participacoes (B+/B2)
    1,000,000                10.50                  12/20/2006                       800,000
  MRS Logistica S.A. (B)+
      120,000                10.63                  08/15/2005                        87,600
  Multicanal S.A. (BB+/B1)+
    1,000,000                13.13                  04/15/2009                       942,500
  National Power Corp. (BB)
      500,000                 7.63                  11/15/2000                       500,000
 -------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                   GOLDMAN SACHS HIGH YIELD FUND


    Principal            Interest                     Maturity
     Amount                Rate                         Date                        Value

  Emerging Market Debt - (continued)
  National Republic of Bulgaria (B2)#
  $   1,980,000                6.50%                 07/28/2011                $ 1,504,800
      1,120,000                2.75                  07/28/2012                    753,200
  Petroleos Mexicanos (BB/Ba2)
        500,000                9.50                  09/15/2027                    430,000
  Petroleos Mexicanos (BB/Ba1)#
      1,220,000                9.28                  07/15/2005                  1,177,300
  Poland Communications, Inc. (B+/B1)
      3,950,000                9.88                  11/01/2003                  3,930,250
  Province of Tucuman (B1)
        447,858                9.45                  08/01/2004                    344,850
  Republic of Columbia (BB+/Baa3)
      1,250,000                8.63                  04/01/2008                  1,050,000
  Republic of Korea (BBB-/Baa3)
      2,020,000                8.88                  04/15/2008                  2,112,617
  Republic of Panama (BB+/Ba1)
      1,610,800                6.08#                 05/10/2002                  1,582,611
      4,710,000                4.00#                 07/17/2014                  3,520,725
      1,650,000                9.38                  04/01/2029                  1,542,750
  Republic of Philippines (BB+/Ba1)
      1,300,000                8.88                  04/15/2008                  1,257,750
      2,320,000                9.50                  10/21/2024                  2,320,000
  Republic of Poland (BBB+/Baa1)#
      3,930,000                3.00                  10/27/2024                  2,387,475
        650,000                4.00                  10/27/2024                    424,125
  United Mexican States (BB/Ba1)
      5,680,000                6.25                  12/31/2019                  4,217,400
 -----------------------------------------------------------------------------------------
  TOTAL EMERGING MARKET DEBT
  (Cost $34,766,506)                                                           $34,537,984
 -----------------------------------------------------------------------------------------
  Foreign Debt Obligations/E/ - 10.6%
  British Pound Sterling - 4.0%
  Coral Group Holdings PLC+
  GBP 2,066,750               13.50%                 09/30/2009                $ 3,277,219
  Coral Group Holdings PLC (B-/B3)
      1,500,000               10.00                  02/15/2009                  2,415,502
  IPC Magazines Group PLC (B-/B3)
      3,250,000          0.00/10.75(S)               03/15/2008                  1,869,139
      3,750,000                9.63                  03/15/2008                  3,697,198
  Luxfer Holdings PLC (B/B2)
      1,750,000               10.13                  05/01/2009                  2,588,038
  Polestar Corp. PLC (B/B2)
      3,000,000               10.50                  05/30/2008                  4,485,933
  Telewest Communications PLC (B+/B1)(S)+
     12,750,000           0.00/9.88                  04/15/2009                 12,727,604
  William Hill Finance PLC (B-/B3)
      1,500,000               10.63                  04/30/2008                  2,538,743
                                                                               -----------
                                                                                33,599,376
 -----------------------------------------------------------------------------------------

    Principal            Interest                     Maturity
     Amount                Rate                         Date                        Value

  Foreign Debt Obligations/E/ - (continued)
  Euro Currency - 4.3%
  BSN Financing Co., S.A. (B/B1)
  EUR 7,000,000               10.25%                 08/01/2009                $ 7,510,208
  Dolphin Telecom PLC (Caa1)(S)
      1,000,000          0.00/11.63                  06/01/2008                    452,296
  Huntsman ICI Holdings LLC (B+/B2)
      4,750,000               10.13                  07/01/2009                  4,996,287
  Jazztel PLC (Caa2)
      2,000,000               14.00                  04/01/2009                  2,398,218
  Kappa Beheer B.V. (B/B2)+
      4,000,000          0.00/12.50(S)               07/15/2009                  2,408,736
      6,750,000               10.63                  07/15/2009                  7,241,987
  Ono Finance PLC (CCC+/Caa1)+
      5,000,000               13.00                  05/01/2009                  5,548,508
  PSINet, Inc. (B-/B3)+
      2,000,000               11.00                  08/01/2009                  2,156,292
  Tele1Europe B.V. (B-/Caa1)+
      1,000,000               13.00                  05/15/2009                  1,120,220
  Viatel, Inc. (B-/B3)
      2,000,000               11.50                  03/15/2009                  2,051,107
                                                                               -----------
                                                                                35,883,859
 -----------------------------------------------------------------------------------------
  German Mark - 2.3%
  Colt Telecom Group PLC (B/B1)
  DEM 5,000,000                8.88                  11/30/2007                  2,756,237
  Derby Cycle Corp. (CCC+/Caa1)
      2,750,000                9.38                  05/15/2008                    813,426
  Impress Metal Pack Holdings (B/B2)
     10,000,000                9.88                  05/29/2007                  5,593,144
  Ineos PLC (B+/B3)
      9,000,000                8.63                  04/30/2005                  4,767,617
  Sirona Dental Systems (B/B2)+
      6,750,000                9.13                  07/15/2008                  2,722,624
  Texon International PLC (B3)+
      4,500,000               10.00                  02/01/2008                  2,081,295
                                                                               -----------
                                                                                18,734,343
 -----------------------------------------------------------------------------------------
  TOTAL FOREIGN DEBT OBLIGATIONS
  (Cost $95,567,103)                                                           $88,217,578
 -----------------------------------------------------------------------------------------
  Repurchase Agreement - 2.1%
  Joint Repurchase Agreement Account
  $  17,800,000                5.33%                 11/01/1999                $17,800,000
 -----------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $17,800,000)                                                           $17,800,000
 -----------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

October 31, 1999

                         Interest                    Maturity
     Shares                Rate                        Date                          Value

  Preferred Stock - 3.0%++
  CSC Holdings, Inc. (B+/B2)
        58,087                11.75%                10/01/2007                $   6,389,570
        71,661                11.13                 04/01/2008                    7,703,556
  Eagle-Picher Holdings, Inc. (CCC+/Caal)
           200                11.75                 03/01/2008                    1,060,000
  Global Crossing Holdings Ltd. (B+/B1)
        12,500                10.50                 12/01/2008                    1,325,000
  Intermedia Communications, Inc.
         1,300                13.50                 03/31/2009                    1,176,500
  Nextel Communications, Inc.
         1,319                11.13                 02/15/2010                    1,345,380
  Packaging Corp. of America (B-/Caa)
        36,452                12.38                 04/01/2010                    3,900,402
         5,000                12.38                 04/15/2010                      535,000
  River Holding Corp.
         4,445                11.50                 04/15/2010                      300,706
  ZSC Specialty Chemicals PLC (B-/B3)
        40,000                16.00                 07/01/2010                    1,000,000
 ------------------------------------------------------------------------------------------
  TOTAL PREFERRED STOCK
  (Cost $23,050,647)                                                          $  24,736,114
 ------------------------------------------------------------------------------------------
     Shares                                                                          Value
  Warrants* - 0.4%
  Allegiance Telecom, Inc., expiring February 3, 2008
         1,500                                                                $      12,000
  Birch Telecom Inc., expiring June 15, 2008
         1,000                                                                            0
  Carrier1 International S.A., expiring February 15, 2009
         2,250                                                                            0
  Cellnet Data Systems, Inc., expiring September 15, 2007
         3,000                                                                       15,000
  Colt Telecom Group PLC, expiring December 31, 2006
         3,500                                                                    3,139,850
  Coral Group Holdings PLC, expiring September 30, 2009
         2,000                                                                          329
  Econophone, Inc., expiring July 15, 2007
         2,000                                                                      100,000
  Jazztel PLC, expiring April 1, 2009
        13,750                                                                            0
  Knology Holdings, Inc., expiring October 15, 2007
         1,750                                                                        8,750
  Ono Finance PLC, expiring May 31, 2009
         6,250                                                                            0
  Pathnet, Inc., expiring April 15, 2008
         1,875                                                                       18,750
  RSL Communications Ltd., expiring November 15, 2006
           725                                                                       65,250
  Splitrock Services Inc., expiring July 15, 2008
         1,000                                                                       95,000
  Tele1 Europe B.V., expiring May 15, 2009
         1,000                                                                            0
 ------------------------------------------------------------------------------------------

    Shares                                                                           Value

  Warrants* - continued
  V2 Music Holdings PLC, expiring April 15, 2008
        1,750                                                                  $          0
  WAM!Net, Inc., expiring March 1, 2005
        3,750                                                                        85,312
 ------------------------------------------------------------------------------------------
  TOTAL WARRANTS
  (Cost $107,500)                                                              $  3,540,241
 ------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $874,906,959)                                                          $810,904,888
 ------------------------------------------------------------------------------------------

 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $129,124,147 as of October 31, 1999.
(S)These securities are issued with a zero coupon or dividend rate which increases to the stated rate at a set date in the future.
/E/The principal amount of each security is stated in the currency in which the bond is denominated. See below.
   DEM = German Mark.
   EUR = Euro currency.
   GBP = Great British Pound.
 # Variable rate security. Coupon rate disclosed is that which is in effect at
   October 31, 1999.
 ++Pay-in-kind securities.
 * Non-income producing security.
 \/Security currently in default.
 @ Security is issued with a zero coupon. The interest rate disclosed for this security represents effective yield to maturity.
 o Coupon consists of 5% cash payment and 3% paid-in-kind securities.

 Security ratings are unaudited.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

                                                   GOLDMAN SACHS HIGH YIELD FUND

Statement of Assets and Liabilities
October 31, 1999

 Assets:

 Investment in securities, at value (identified cost
  $874,906,959)                                                 $810,904,888
 Cash, at value                                                      163,299
 Receivables:
  Investment securities sold, at value                             3,789,529
  Interest, at value                                              20,490,757
  Fund shares sold                                                 1,817,898
  Forward foreign currency exchange contracts, at value            2,009,322
  Reimbursement from adviser                                          95,949
 Deferred organization expenses, net                                  17,695
 Other assets, at value                                               97,326
 ----------------------------------------------------------------------------
 Total assets                                                    839,386,663
 ----------------------------------------------------------------------------

 Liabilities:

 Payables:
  Investment securities purchased, at value                        2,436,795
  Income distribution                                              1,993,111
  Fund shares repurchased                                            619,072
  Amounts owed to affiliates                                         752,482
  Forward foreign currency exchange contracts, at value              987,560
 Accrued expenses and other liabilities, at value                    160,780
 ----------------------------------------------------------------------------
 Total liabilities                                                 6,949,800
 ----------------------------------------------------------------------------

 Net Assets:

 Paid-in capital                                                 898,923,769
 Accumulated undistributed net investment income                   7,583,257
 Accumulated net realized loss on investment and foreign
  currency related transactions                                  (11,109,794)
 Net unrealized loss on investments and translation of assets
  and liabilities denominated in foreign currencies              (62,960,369)
 ----------------------------------------------------------------------------
 NET ASSETS                                                     $832,436,863
 ----------------------------------------------------------------------------
 Net asset value, offering and redemption price per share(a)
 Class A                                                               $9.07
 Class B                                                               $9.08
 Class C                                                               $9.07
 Institutional                                                         $9.08
 Service                                                               $9.08
 ----------------------------------------------------------------------------
 Shares outstanding:
 Class A                                                          57,822,808
 Class B                                                           4,400,539
 Class C                                                           1,111,362
 Institutional                                                    28,355,371
 Service                                                              30,861
 ----------------------------------------------------------------------------
 Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                              91,720,941
 ----------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0471) for Class A shares is $9.50. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Statement of Operations
For the Year Ended October 31, 1999

  Investment income:
  Interest(a)                                                    $ 75,504,192
  Dividends                                                            65,260
 -----------------------------------------------------------------------------
  Total income                                                     75,569,452
 -----------------------------------------------------------------------------
  Expenses:
  Management fees                                                   5,170,565
  Distribution and service fees(b)                                  1,724,789
  Transfer agent fees(c)                                            1,114,821
  Custodian fees                                                      218,676
  Registration fees                                                   212,711
  Professional fees                                                    69,852
  Trustee fees                                                          9,806
  Amortization of deferred organization expenses                        6,432
  Service share fees                                                    2,011
  Other                                                                70,633
 -----------------------------------------------------------------------------
  Total expenses                                                    8,600,296
 -----------------------------------------------------------------------------
  Less -- expenses reimbursed                                        (410,832)
 -----------------------------------------------------------------------------
  Net expenses                                                      8,189,464
 -----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                            67,379,988
 -----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment and foreign currency transactions:
  Net realized gain (loss) from:
   Investment transactions                                         (4,976,604)
   Foreign currency related transactions                            2,256,554
  Net change in unrealized loss on:
   Investments                                                    (24,651,870)
   Translation of assets and liabilities denominated in foreign
   currencies                                                       3,552,323
 -----------------------------------------------------------------------------
  Net realized and unrealized loss on investment and foreign
  currency transactions:                                          (23,819,597)
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $ 43,560,391
 -----------------------------------------------------------------------------

 (a) Taxes withheld on interest were $15,509.
 (b) Class A, Class B and Class C had distribution and service fees of $1,245,873, $373,154 and $105,762, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $946,862, $70,899, $20,095, $76,804 and $161, respectively.

The accompanying notes are an integral part of these financial statements.

                                                   GOLDMAN SACHS HIGH YIELD FUND

Statements of Changes in Net Assets

                                                     For the           For the
                                                  Year Ended        Year Ended
                                            October 31, 1999  October 31, 1998
  From operations:
  Net investment income                        $  67,379,988      $ 36,398,084
  Net realized loss from investment and
  foreign currency related transactions           (2,720,050)       (6,342,487)
  Net change in unrealized loss on
  investments and translation of assets
  and liabilities denominated in foreign
  currencies                                     (21,099,547)      (40,457,626)
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets
  resulting from operations                       43,560,391       (10,402,029)
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
  Class A shares                                 (43,632,406)      (29,778,924)
  Class B shares                                  (2,990,090)       (1,501,311)
  Class C shares                                    (846,589)         (441,110)
  Institutional shares                           (17,700,298)       (2,125,426)
  Service shares                                     (34,695)           (9,368)
 ------------------------------------------------------------------------------
  Total distributions to shareholders            (65,204,078)      (33,856,139)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                  479,200,997       362,403,672
  Reinvestment of dividends and
  distributions                                   47,672,946        23,077,475
  Cost of shares repurchased                    (210,201,224)     (141,829,404)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting
  from share transactions                        316,672,719       243,651,743
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                 295,029,032       199,393,575
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of year                              537,407,831       338,014,256
 ------------------------------------------------------------------------------
  End of year                                  $ 832,436,863      $537,407,831
 ------------------------------------------------------------------------------
  Accumulated undistributed net investment
  income                                       $   7,583,257      $  2,593,628
 ------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Notes to Financial Statements
October 31, 1999

 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs High Yield Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.
   The Fund invests primarily in non-investment grade fixed-income securities which are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These secu-rities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, in-terest rate sensitivity, negative perceptions of the junk bond markets gener-ally and less secondary market liquidity.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

 A. Investment Valuation -- Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations fur-nished by a pricing service or provided by dealers in such securities. Port-folio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are val-ued at amortized cost.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified cost basis. Interest in-come is recorded on the basis of interest accrued. Market discounts and market premiums on debt securities, other than mortgage backed securities, are amortized to interest income over the life of the security with a corre-sponding adjustment in the cost basis of that security.

                                                   GOLDMAN SACHS HIGH YIELD FUND



 C. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   The Fund, at its most recent tax year-end of October 31, 1999 had approxi-mately $10,760,000 capital loss carryforwards expiring in 2006 and 2007 for U.S. federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.
   At October 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $874,940,065. Accordingly, the gross unrealized gain on investments was $10,807,276 and the gross unrealized loss on investments was $74,842,453 resulting in a net unrealized loss of $64,035,177.

 D. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions. Each class of shares separately bears its respective class-specific transfer agency fees.

 E. Deferred Organization Expenses -- Organization-related costs are amortized on a straight-line basis over a period of five years.

 F. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency ex-change rates prevailing on the respective dates of such transactions.

   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies and sale of investments; (ii) gains and losses be-tween trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the differ-ence between amounts of dividends, interest and foreign withholding taxes re-corded and the amounts actually received.

 G. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

GOLDMAN SACHS HIGH YIELD FUND

October 31, 1999


 3. AGREEMENTS

 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Fund's investment ad-viser pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .70% of the average daily net assets of the Fund.
   GSAM has voluntarily agreed to limit "Other Expenses" for the Fund (exclud-ing management fees, Service share fees, distribution and services fees, tax-es, interest, brokerage, litigation, indemnification costs, transfer agent fees and other extraordinary expenses) to the extent such expenses exceeded .02% of the average daily net assets of the Fund. For the year ended October 31, 1999, Goldman Sachs has agreed to reimburse approximately $411,000.
   Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $1,151,000 for the year ended October 31, 1999.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and or autho-rized dealers are entitled to a monthly fee for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of average daily net assets for Class A, Class B and Class C shares and .04% of average daily net assets for Institutional and Service Class shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   At October 31, 1999, the Fund owed approximately $496,000, $154,000 and $102,000 for Management, Distribution and Service and Transfer Agent Fees, respectively.

                                                   GOLDMAN SACHS HIGH YIELD FUND



 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchase and proceeds of sales or maturities of long-term securities for the year ended October 31, 1999, were $727,241,047 and $408,078,351, respective-
 ly.

 Forward Foreign Currency Exchange Contracts -- The Fund may enter into for-ward foreign currency exchange contracts for the purchase or sale of a spe-cific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total re-turn. All commitments are "marked-to-market" daily at the applicable transla-tion rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
   At October 31, 1999, the Fund had outstanding forward foreign currency ex-change contracts as follows:

  Open Foreign
  Currency                  Value on                   Unrealized Unrealized
  Purchase Contracts     Settlement Date Current Value    Gain       Loss
 ---------------------------------------------------------------------------
  Euro Currency
   expiring 11/1/1999         $1,510,687    $1,350,914    $    --   $159,773
   expiring 11/15/1999         1,041,717     1,050,798      9,081         --
   expiring 11/15/1999           662,779       650,022         --     12,757
   expiring 12/15/1999            89,128        89,687        559         --
   expiring 1/18/2000             46,996        47,428        432         --
 ---------------------------------------------------------------------------
  TOTAL OPEN FOREIGN
  CURRENCY PURCHASE
  CONTRACTS                   $3,351,307    $3,188,849    $10,072   $172,530
 ---------------------------------------------------------------------------

GOLDMAN SACHS HIGH YIELD FUND

October 31, 1999

 Open Foreign Currency     Value on                   Unrealized Unrealized
 Sale Contracts         Settlement Date Current Value    Gain       Loss
 --------------------------------------------------------------------------
 British Pound
 expiring 11/1/1999        $    286,566  $    294,314 $       --   $  7,748
 expiring 11/30/1999            252,236       258,818         --      6,582
 expiring 2/15/2000             120,075       123,307         --      3,232
 expiring 3/15/2000           2,778,522     2,834,478         --     55,956
 expiring 5/2/2000            2,812,072     2,872,962         --     60,890
 expiring 5/30/2000             252,614       258,784         --      6,170
 expiring 6/30/2000           3,782,710     3,868,367         --     85,657
 expiring 8/15/2000           2,527,088     2,585,583         --     58,495
 expiring 9/15/2000           5,174,941     5,219,351         --     44,410
 expiring 10/18/2000         14,808,258    15,059,327         --    251,069
 expiring 11/1/2000           2,937,154     3,015,705         --     78,551
 expiring 11/30/2000          5,069,366     5,176,679         --    107,313
 Euro Currency
 expiring 11/29/1999            186,717       186,269        448         --
 expiring 11/30/1999            119,872       119,586        286         --
 expiring 12/15/1999             89,720        89,687         33         --
 expiring 12/30/1999            253,269       254,161         --        892
 expiring 1/18/2000             270,576       268,605      1,971         --
 expiring 2/1/2000              625,436       615,060     10,376         --
 expiring 3/15/2000             885,768       844,413     41,355         --
 expiring 4/3/2000              154,441       148,883      5,558         --
 expiring 5/2/2000              352,931       346,252      6,679         --
 expiring 5/15/2000              71,052        69,307      1,745         --
 expiring 5/30/2000             311,069       309,677      1,392         --
 expiring 6/1/2000              670,267       642,566     27,701         --
 expiring 6/30/2000             256,268       257,138         --        870
 expiring 7/17/2000             344,431       341,209      3,222         --
 expiring 7/18/2000              43,561        42,654        907         --
 expiring 8/1/2000              637,013       625,511     11,502         --
 expiring 9/15/2000           2,445,799     2,334,340    111,459         --
 expiring 10/2/2000           2,389,952     2,301,877     88,075         --
 expiring 11/1/2000           5,871,132     5,737,386    133,746         --
 expiring 11/15/2000          1,179,914     1,148,336     31,578         --
 expiring 11/29/2000          4,282,145     4,245,782     36,363         --
 expiring 11/30/2000          2,905,922     2,881,133     24,789         --
 expiring 12/29/2000          5,395,695     5,393,667      2,028         --
 expiring 1/16/2001          10,009,208     9,857,266    151,942         --
 expiring 2/1/2001           12,873,209    12,619,129    254,080         --
 German Mark
 expiring 11/1/1999           7,147,403     6,733,353    414,050         --
 expiring 11/15/1999          3,543,714     3,198,179    345,535         --
 expiring 11/29/1999          1,869,812     1,791,695     78,117         --
 expiring 1/18/2000           4,141,602     3,960,351    181,251         --
 --------------------------------------------------------------------------
 TOTAL OPEN FOREIGN
 CURRENCY SALE
 CONTRACTS                 $110,129,500  $108,931,147 $1,966,188   $767,835
 --------------------------------------------------------------------------

                                                   GOLDMAN SACHS HIGH YIELD FUND


 Closed but Unsettled                                  Realized Realized
 Forward Currency Contracts  Purchase Value Sale Value   Gain     Loss
 -----------------------------------------------------------------------
 Euro Currency
 expiring 11/1/1999              $  371,741 $  338,661 $    --   $33,080
 expiring 11/4/1999               4,180,327  4,188,450   8,123        --
 expiring 11/15/1999                 66,729     68,915   2,186        --
 expiring 1/18/2000                  93,154     95,620   2,466        --
 expiring 2/1/2000                   40,661     40,080      --       581
 expiring 6/15/2000                  91,871     92,582     711        --
 expiring 8/1/2000                   42,104     41,501      --       603
 expiring 12/15/2000              1,976,304  1,995,880  19,576        --
 expiring 2/1/20001                 873,904    860,973      --    12,931
 -----------------------------------------------------------------------
 TOTAL CLOSED BUT UNSETTLED
 FORWARD CURRENCY CONTRACTS      $7,736,795 $7,722,662  $33,062  $47,195
 -----------------------------------------------------------------------

   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.
   The Fund has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" re-sulting from "open" and "closed but unsettled" forward foreign currency ex-change contracts of $2,009,322 and $987,560, respectively, in the accompanying Statement of Assets and Liabilities.

 Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's strategies and potentially result in a loss. At October 31, 1999, the fund had no open futures contracts.

GOLDMAN SACHS HIGH YIELD FUND

October 31, 1999

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping by a bank custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agree-ments. At October 31, 1999, the Fund had an undivided interest in the repur-chase agreement in the following joint account which equaled $17,800,000 in principal amount. At October 31, 1999, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obli-gations.

                                Principal    Interest  Maturity    Amortized
  Repurchase Agreements          Amounts       Rate      Date         Cost
 ------------------------------------------------------------------------------
  ABN/AMRO, Inc.              $  420,000,000   5.33%  11/01/1999 $  420,000,000
 ------------------------------------------------------------------------------
  Bear Stearns Companies,
   Inc.                          200,000,000   5.33   11/01/1999    200,000,000
 ------------------------------------------------------------------------------
  Deutsche Morgan Grenfell       318,700,000   5.33   11/01/1999    318,700,000
 ------------------------------------------------------------------------------
  Banc of America Securities   1,000,000,000   5.33   11/01/1999  1,000,000,000
 ------------------------------------------------------------------------------
  SG Cowen Securities            400,000,000   5.33   11/01/1999    400,000,000
 ------------------------------------------------------------------------------
  TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                       $2,338,700,000
 ------------------------------------------------------------------------------

 7. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted and a $50,000,000 commit-ted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Under the most restrictive arrangement, the Fund must have owned securities having a market value in excess of 300% of the total bank borrowings. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the year ended October 31, 1999, the Fund did not have any borrowings under any of these facilities.

                                                   GOLDMAN SACHS HIGH YIELD FUND



 8. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund has reclassified $2,647,865 and $165,854 from accumulated net realized loss and paid-in capi-tal, respectively, to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

 9. CHANGE IN INDEPENDENT AUDITOR

 On October 26, 1999 the Board of Trustees of the Fund, upon the recommenda-tion of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund's independent auditors to Ernst & Young LLP. For the fiscal years ended October 31, 1999 and October 31, 1998, Arthur Andersen LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, au-dit scope, or accounting principles. Further, there were no disagreements be-tween the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not re-solved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

GOLDMAN SACHS HIGH YIELD FUND

October 31, 1999

 10. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                                                      For the Year Ended
                                                        October 31, 1999
                                                --------------------------
                                                    Shares        Dollars
 -------------------------------------------------------------------------
   Class A Shares
  Shares sold                                   25,318,440  $ 241,274,515
  Reinvestment of dividends and distributions    3,487,785     33,178,138
  Shares repurchased                           (14,816,674)  (141,291,530)
                                                --------------------------
                                                13,989,551    133,161,123
 -------------------------------------------------------------------------
   Class B Shares
  Shares sold                                    2,175,067     20,848,416
  Reinvestment of dividends and distributions      176,076      1,642,893
  Shares repurchased                            (1,143,028)   (10,841,667)
                                                --------------------------
                                                 1,208,115     11,649,642
 -------------------------------------------------------------------------
   Class C Shares
  Shares sold                                    1,321,781     12,726,945
  Reinvestment of dividends and distributions       54,662        520,094
  Shares repurchased                            (1,196,698)   (11,389,250)
                                                --------------------------
                                                   179,745      1,857,789
 -------------------------------------------------------------------------
   Institutional Shares
  Shares sold                                   21,248,263    204,157,121
  Reinvestment of dividends and distributions    1,299,004     12,317,045
  Shares repurchased                            (4,829,091)   (46,289,669)
                                                --------------------------
                                                17,718,176    170,184,497
 -------------------------------------------------------------------------
   Service Shares
  Shares sold                                       20,193        194,000
  Reinvestment of dividends and distributions        1,518         14,776
  Shares repurchased                               (39,586)      (389,108)
                                                --------------------------
                                                   (17,875)      (180,332)
 -------------------------------------------------------------------------
   NET INCREASE                                 33,077,712  $ 316,672,719
 -------------------------------------------------------------------------

                                                   GOLDMAN SACHS HIGH YIELD FUND




                                                      For the Year Ended
                                                        October 31, 1998
                                                --------------------------
                                                    Shares        Dollars
 -------------------------------------------------------------------------
   Class A Shares
  Shares sold                                   20,547,277  $ 201,740,256
  Reinvestment of dividends and distributions    2,130,085     21,255,656
  Shares repurchased                           (11,530,271)  (111,870,637)
                                                --------------------------
                                                11,147,091    111,125,275
 -------------------------------------------------------------------------
   Class B Shares
  Shares sold                                    2,759,954     27,841,336
  Reinvestment of dividends and distributions       81,407        806,446
  Shares repurchased                              (682,765)    (6,734,611)
                                                --------------------------
                                                 2,158,596     21,913,171
 -------------------------------------------------------------------------
   Class C Shares
  Shares sold                                    1,861,343     18,919,754
  Reinvestment of dividends and distributions       29,086        287,624
  Shares repurchased                            (1,138,437)   (11,521,691)
                                                --------------------------
                                                   751,992      7,685,687
 -------------------------------------------------------------------------
   Institutional Shares
  Shares sold                                   11,706,944    113,387,326
  Reinvestment of dividends and distributions       75,487        720,684
  Shares repurchased                            (1,145,389)   (11,673,396)
                                                --------------------------
                                                10,637,042    102,434,614
 -------------------------------------------------------------------------
   Service Shares
  Shares sold                                       51,049        515,000
  Reinvestment of dividends and distributions          743          7,065
  Shares repurchased                                (3,209)       (29,069)
                                                --------------------------
                                                    48,583        492,996
 -------------------------------------------------------------------------
   NET INCREASE                                 24,743,304  $ 243,651,743
 -------------------------------------------------------------------------

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


                                         Income (loss) from
                                      investment operations(a)      Distributions to shareholders
                                   -------------------------------- --------------------------------
                                                   Net realized
                                                  and unrealized
                         Net asset                gain (loss) on
                          value,      Net         investment and         From          In excess of     Net decrease
                         beginning investment    foreign currency   net investment    net investment       in net
                         of period   income    related transactions     income            income        asset value
 FOR THE YEARS ENDED OCTOBER 31,
  1999 - Class A Shares   $ 9.16     $0.85            $(0.10)         $        (0.84)   $           --     $(0.09)
  1999 - Class B Shares     9.16      0.77             (0.09)                  (0.76)               --      (0.08)
  1999 - Class C Shares     9.16      0.78             (0.11)                  (0.76)               --      (0.09)
  1999 - Institutional
  Shares                    9.17      0.90(e)          (0.12)(e)               (0.87)               --      (0.09)
  1999 - Service Shares     9.17      0.86(e)          (0.12)(e)               (0.83)               --      (0.09)
 -------------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares     9.97      0.82             (0.85)                  (0.78)               --      (0.81)
  1998 - Class B Shares     9.97      0.75             (0.86)                  (0.70)               --      (0.81)
  1998 - Class C Shares     9.97      0.75             (0.86)                  (0.70)               --      (0.81)
  1998 - Institutional
  Shares                    9.97      0.84             (0.83)                  (0.81)               --      (0.80)
  1998 - Service Shares     9.97      0.80             (0.84)                  (0.76)               --      (0.80)
 FOR THE PERIOD ENDED OCTOBER 31,
  1997 - Class A Shares
  (commenced August 1)     10.00      0.17             (0.02)                  (0.17)            (0.01)     (0.03)
  1997 - Class B Shares
  (commenced August 1)     10.00      0.15             (0.02)                  (0.15)            (0.01)     (0.03)
  1997 - Class C Shares
  (commenced August 15)     9.97      0.14              0.01                   (0.14)            (0.01)        --
  1997 - Institutional
  Shares (commenced Au-
  gust 1)                  10.00      0.18             (0.02)                  (0.18)            (0.01)     (0.03)
  1997 - Service Shares
  (commenced August 1)     10.00      0.17             (0.02)                  (0.17)            (0.01)     (0.03)
 -------------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge was taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

                                                   GOLDMAN SACHS HIGH YIELD FUND

                                                                      Ratios assuming
                                                                   no expense limitations
                                                                 --------------------------

                                                     Ratio of                   Ratio of
                          Net assets   Ratio of   net investment  Ratio of   net investment
  Net asset               at end of  net expenses     income     expenses to     income     Portfolio
  value, end   Total        period    to average    to average     average     to average   turnover
  of period     return(b) (in 000s)   net assets    net assets   net assets    net assets     rate

    $9.07        8.06%     $524,674      1.16%         9.06%        1.22%         9.00%       59.04%
     9.08        7.38        39,907      1.91          8.30         1.97          8.24        59.04
     9.07        7.26        10,078      1.91          8.26         1.97          8.20        59.04
     9.08        8.49       257,498      0.76          9.50         0.82          9.44        59.04
     9.08        7.95           280      1.26          8.92         1.32          8.86        59.04
------------------------------------------------------------------------------------------------------
     9.16       (0.70)      401,626      1.09          8.25         1.36          7.98       113.44
     9.16       (1.43)       29,256      1.84          7.61         1.88          7.57       113.44
     9.16       (1.43)        8,532      1.84          7.61         1.88          7.57       113.44
     9.17       (0.32)       97,547      0.84          9.47         0.88          9.43       113.44
     9.17       (0.79)          447      1.34          9.17         1.38          9.13       113.44

     9.97        1.50(d)    325,911      0.95(c)       7.06(c)      1.57(c)       6.44(c)     44.80(d)
     9.97        1.31(d)     10,308      1.70(c)       6.28(c)      2.07(c)       5.91(c)     44.80(d)
     9.97        1.46(d)      1,791      1.70(c)       6.17(c)      2.07(c)       5.80(c)     44.80(d)
     9.97        1.58(d)          2      0.70(c)       7.16(c)      1.07(c)       6.79(c)     44.80(d)
     9.97        1.46(d)          2      1.20(c)       6.69(c)      1.57(c)       6.32(c)     44.80(d)
------------------------------------------------------------------------------------------------------

GOLDMAN SACHS HIGH YIELD FUND

Report of Independent Public Accountants

 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- High Yield Fund:

 We have audited the accompanying statement of assets and liabilities of the Goldman Sachs High Yield Fund, one of the portfolios constituting Goldman Sachs Trust -- Fixed Income Funds (a Delaware Business Trust), including the statement of investments, as of October 31, 1999, and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs High Yield Fund as of October 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 December 10, 1999

                                    PART C
                               OTHER INFORMATION

Item 23. Exhibits
         --------

     The following exhibits relating to Goldman Sachs Trust are incorporated herein by reference to Post-Effective Amendment No. 26 to Goldman Sachs Trust's Registration Statement on Form N-1A (Accession No. 000950130-95-002856); to Post-Effective Amendment No. 27 to such Registration Statement (Accession No. 0000950130-96-004931); to Post-Effective Amendment No. 29 to such Registration Statement (Accession No. 0000950130-97-000573); to Post-Effective Amendment No. 31 to such Registration Statement (Accession No. 0000950130-97-000805); to Post-Effective Amendment No. 32 to such Registration Statement (Accession No. 0000950130-97-0001846); to Post-Effective Amendment No. 40 to such Registration Statement (Accession No. 0000950130-97-004495); to Post-Effective Amendment No. 41 to such Registration Statement (Accession No 0000950130-98-000676); to Post-Effective Amendment No. 43 to such Registration Statement (Accession No. 0000950130-98-000965); to Post-Effective Amendment No. 44 to such Registration Statement (Accession No. 0000950130-98-002160); to Post-Effective Amendment No. 46 to such Registration Statement (Accession No. 0000950130-98-003563); to Post-Effective Amendment No. 47 to such Registration Statement (Accession No. 0000950130-98-004845); to Post-Effective Amendment No. 48 to such Registration Statement (Accession No. 0000950109-98-005275); to Post-Effective Amendment No. 50 to such Registration Statement (Accession No. 0000950130-98-006081); to Post-Effective Amendment No. 51 to such Registration Statement (Accession No. 0000950130-99-000178); to Post-Effective Amendment No. 52 to such Registration Statement (Accession No. 0000950130-99-000742); to Post-Effective Amendment No. 53 to such Registration Statement (Accession No. 0000950130-99-001069); to Post-Effective Amendment No. 54 to such Registration Statement (Accession No. 0000950130-99-002212); to Post-Effective Amendment No. 55 to such Registration Statement (Accession No. 0000950109-99-002544); to Post-Effective Amendment No. 56 to such Registration Statement (Accession No. 0000950130-99-005294); to Post-Effective Amendment No. 57 to such Registration Statement (Accession No. 0000950109-99-003474); to Post-Effective Amendment No. 58 to such Registration Statement (Accession No. 0000950109-99-004208); to Post-Effective Amendment No. 59 to such Registration Statement (Accession No. 0000950130-99-006810); to Post-Effective Amendment No. 60 to such Registration Statement (Accession No. 0000950109-99-004538) (no exhibits filed as part of this Amendment) and to Post-Effective Amendment No. 61 to such Registration Statement (Accession No. 0000950130-00-000099) (no exhibits filed as part of this Amendment).

     (a)(1). Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950130-97-000573.)

     (a)(2). Amendment No. 1 dated April 24, 1997 to Agreement and Declaration of Trust January 28, 1997. (Accession No. 0000950130-97-004495.)

     (a)(3). Amendment No. 2 dated July 21, 1997 to Agreement and Declaration of Trust, as amended, dated January 28, 1997. (Accession No. 0000950130-97-004495.)

     (a)(4). Amendment No. 3 dated October 21, 1997 to the Agreement and Declaration of Trust, as amended, dated January 28, 1997. (Accession No. 0000950130-98-000676.)

     (a)(5). Amendment No. 4 dated January 28, 1998 to the Agreement and Declaration of Trust, as amended, dated January 28, 1997. (Accession No. 0000950130-98-000676.)

     (a)(6). Amendment No. 5 dated April 23, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-004845.)

     (a)(7). Amendment No. 6 dated July 22, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-004845.)

     (a)(8). Amendment No. 7 dated November 3, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-006081.)

     (a)(9). Amendment No. 8 dated January 22, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-99-000742.)

     (a)(10). Amendment No. 9 dated April 28, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950109-99-002544.)

     (a)(11). Amendment No. 10 dated July 27, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-99-005294.)

     (a)(12). Amendment No. 11 dated July 27, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-99-005294.)

     (a)(13). Amendment No. 12 dated October 26, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-99-004208.)

     (b). Amended and Restated By-laws of the Delaware business trust dated January 28, 1997. (Accession No. 0000950130-97-000573.)

     (b)(2). Amended and Restated By-laws of the Delaware business trust dated January 28, 1997, as amended or restated July 27, 1999. (Accession No. 0000950130-99-005294.)

     (c).      Not applicable.

     (d)(1). Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Government Fund, and Goldman Sachs Funds Management, L.P. (Accession No. 0000950130-98-000676.)

     (d)(2). Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Adjustable Rate Government Fund, and Goldman Sachs Funds Management, L.P. (Accession No. 0000950130-98-000676.)

     (d)(3). Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Tax-Free Fund, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676.)

     (d)(4). Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Core Fixed Income Fund, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676.)

     (d)(5). Management Agreement dated April 30, 1997 between the Registrant, on behalf of Goldman Sachs - Institutional Liquid Assets, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676.)

     (d)(6). Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, Goldman Sachs Fund Management

               L.P. and Goldman, Sachs Asset Management International. (Accession No. 0000950109-98-005275.)

     (d)(7). Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676.)

     (d)(8). Amended Annex A to Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman Sachs Asset Management (Conservative Strategy Portfolio) (Accession No. 0000950130-99-000742.)

     (d)(9). Amended Annex A dated April 28, 1999 to Management Agreement dated April 30, 1997. (Accession No. 0000950109-99-002544.)

     (d)(10). Amended Annex A dated July 27, 1999 to Management Agreement dated April 30, 1997. (Accession No. 0000950130-99-005294.)

     (d)(11). Amended Annex A dated October 26, 1999 to Management Agreement dated April 30, 1997. (Accession No. 0000950130-99-004208.)

     (e)       None.

     (f).      Not applicable.

     (g)(1). Custodian Agreement dated July 15, 1991, between Registrant and State Street Bank and Trust Company. (Accession No. 0000950130-95-002856.)

     (g)(2). Custodian Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, filed as Exhibit 8(a). (Accession No. 0000950130-98-000965.)

     (g)(3). Letter Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the fees payable by Registrant pursuant to the Custodian Agreement, filed as Exhibit 8(b). (Accession No. 0000950130-98-000965.)

     (g)(4). Amendment dated May 28, 1981 to the Custodian Agreement referred to above as Exhibit (g)(2) (Accession No. 0000950130-98-000965.)

     (g)(5). Fee schedule relating to the Custodian Agreement between Registrant on behalf of the Goldman Sachs Asset Allocation Portfolios and State Street Bank and Trust Company. (Accession No. 0000950130-97-004495.)

     (g)(6). Letter Agreement dated June 14, 1984 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to a change in wire charges under the Custodian Agreement, filed as Exhibit 8(d). (Accession No. 0000950130-98-000965.)

     (g)(7). Letter Agreement dated March 29, 1983 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the latter's designation of Bank of America, N.T. and S.A. as its subcustodian and certain other matters, filed as Exhibit 8(f). (Accession No. 0000950130-98-000965.)

     (g)(8). Letter Agreement dated March 21, 1985 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the creation of a joint repurchase agreement account, filed as Exhibit 8(g). (Accession No. 0000950130-98-000965.)

     (g)(9). Letter Agreement dated November 7, 1985, with attachments, between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, authorizing State Street Bank and Trust Company to permit redemption of units by check, filed as Exhibit 8(h). (Accession No. 0000950130-98-000965.)

     (g)(10). Money Transfer Services Agreement dated November 14, 1985, including attachment, between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to transfers of funds on deposit with State Street Bank and Trust Company, filed as Exhibit 8(i). (Accession No. 0000950130-98-000965.)

     (g)(11). Letter Agreement dated November 27, 1985 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, amending the Custodian Agreement. (Accession No. 0000950130-98-000965.)

     (g)(12). Letter Agreement dated July 22, 1986 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to a change in wire charges. (Accession No. 0000950130-98-000965.)

     (g)(13). Letter Agreement dated June 20, 1987 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, amending the Custodian Agreement. (Accession No. 0000950130-98-000965.)

     (g)(14). Letter Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the latter's designation of Security Pacific National Bank as its subcustodian and certain other matters. (Accession No. 0000950130-98-000965.)

     (g)(15). Amendment dated July 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets. Accession No. 0000950130-98-000965.)

     (g)(16). Amendment dated December 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets. Accession No. 0000950130-98-000965.)

     (g)(17). Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company on behalf of Goldman Sachs Capital Growth Fund. (Accession No. 0000950130-98-006081.)

     (g)(18). Sub-Custodian Agreement dated March 29, 1983 between State Street Bank and Trust Company and Bank of America, National Trust and Savings Association on behalf of Goldman Sachs Institutional Liquid Assets. Accession No. 0000950130-98-006081.)

     (g)(19). Fee schedule dated January 8, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Conservative Strategy Portfolio). Accession No. 0000950130-99-000742.)

     (g)(20). Fee schedule dated April 12, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Strategic Growth and Growth Opportunities Portfolios). (Accession No. 0000950109-99-002544.)

     (g)(21). Fee schedule dated July 19, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Internet Tollkeeper Fund). (Accession No. 0000950130-99-005294.)

     (g)(22). Fee schedule dated October 1 , 1999 relating to the Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Large Cap Value Fund). (Accession No. 0000950130-99-006810).

     (h)(1). Wiring Agreement dated June 20, 1987 among Goldman, Sachs & Co., State Street Bank and Trust Company and The Northern Trust Company. (Accession No. 0000950130-98-000965.)

     (h)(2). Letter Agreement dated June 20, 1987 regarding use of checking account between Registrant and The Northern Trust Company. (Accession No. 0000950130-98-000965.)

     (h)(3). Transfer Agency Agreement dated July 15, 1991 between Registrant and Goldman, Sachs & Co. (Accession No. 0000950130-95-002856.)

     (h)(4). Fee schedule relating to Transfer Agency Agreement between Registrant on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman, Sachs & Co. (Accession No. 0000950130-97-004495.)

     (h)(7). Fee schedule dated July 31, 1998 relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. on behalf of all Funds of Goldman Sachs Trust other than the Institutional Liquid Assets and Financial Square Money Market Funds. (Accession No. 0000950130-98-004845.)

     (h)(8). Transfer Agency Agreement dated May 1, 1988 between Goldman Sachs Institutional Liquid Assets and Goldman, Sachs & Co. (Accession No. 0000950130-98-006081.)

     (h)(9). Fee Schedule dated July 31, 1998 relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. on behalf of ILA Money Market Funds. (Accession No. 0000950130-98-006081.)

     (h)(10). Transfer Agency Agreement dated April 30, 1997 between Registrant and Goldman, Sachs & Co. on behalf of the Financial Square Funds. (Accession No. 0000950130-98-006081.)

     (h)(11). Transfer Agency Agreement dated April 6, 1990 between GS-Capital Growth Fund, Inc. and Goldman Sachs & Co. (Accession No. 0000950130-98-006081.)

     (h)(12). Goldman Sachs - Institutional Liquid Assets Administration Class Administration Plan dated April 22, 1998. (Accession No. 0000950130-98-006081.)

     (h)(13). FST Administration Class Administration Plan dated April 22, 1998. (Accession No. 0000950130-98-006081.)

     (h)(14). Goldman Sachs - Institutional Liquid Assets Service Class Service Plan dated April 22, 1998. (Accession No. 0000950130-98-006081.)

     (h)(15). FST Service Class Service Plan dated April 22, 1998. (Accession No. 0000950130-98-006081.)

     (h)(16). FST Preferred Class Preferred Administration Plan dated April 22, 1998. (Accession No. 0000950130-98-006081.)

     (h)(17). Goldman Sachs Trust Administration Class Administration Plan dated April 23, 1998. (Accession No. 0000950130-98-006081.)

     (h)(18). Goldman Sachs Trust Service Class Service Plan dated April 22, 1998. (Accession No. 0000950130-98-006081.)

     (h)(19). Cash Management Shares Service Plan dated May 1, 1998. (Accession No. 0000950130-98-006081.)

     (h)(20). Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds. (Accession No. 0000950130-98-006081.)

     (h)(21). Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to the Preferred Class, Administration Class, Service Class and Cash Management Class, as applicable, of Goldman Sachs Financial Square Funds, Goldman Sachs - International Liquid Asset Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds, Goldman Sachs International Equity Funds and Goldman Sachs Asset Allocation Portfolios. (Accession No. 0000950130-98-006081.)

     (h)(22). Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Administrative Class, Service Class and Cash Management Class of Goldman Sachs - Institutional Liquid Assets Portfolios. (Accession No. 0000950130-98-006081.)

     (h)(23). Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the FST Shares, FST Preferred Shares, FST Administration Shares and FST Service Shares of Goldman Sachs Financial Square Funds. (Accession No. 0000950130-98-006081.)

     (h)(24). Fee Schedule dated July 31, 1998 relating to Transfer Agency Agreement dated July 15, 1991 between the Registrant and Goldman, Sachs & Co. (Internet Tollkeeper Fund). (Accession No. 0000950130-99-005294.)

     (h)(25). FST Select Shares Plan dated October 26, 1999. (Accession No. 0000950130-99-006810).

     (i)(1). Opinion of Drinker, Biddle & Reath LLP. (With respect to the Asset Allocation Portfolios). (Accession No. 0000950130-97-004495.)

     (i)(2). Opinion of Morris, Nichols, Arsht & Tunnell. (Accession No. 0000950130-97-001846.)

     (i)(3). Opinion of Drinker Biddle & Reath LLP.(With respect to Japanese Equity and International

               Small Cap). (Accession No. 0000950130-98-003563.)

     (i)(4). Opinion of Drinker Biddle & Reath LLP. (With respect to Cash Management Shares). (Accession No. 0000950130-98-003563.)

     (i)(5). Opinion of Drinker Biddle & Reath LLP. (With respect to the European Equity Fund). (Accession No. 0000950130-98-006081.)

     (i)(6). Opinion of Drinker Biddle & Reath LLP. (With respect to the CORE Large Cap Value Fund). (Accession No. 0000950130-98-006081.)

     (i)(7). Opinion of Drinker Biddle & Reath LLP (with respect to the Conservative Strategy Portfolio). (Accession No. 0000950130-99-001069.)

     (i)(8). Opinion of Drinker Biddle & Reath LLP (with respect to the Strategic Growth and Growth Opportunities Portfolios). (Accession No. 0000950109-99-002544.)

     (i)(9). Opinion of Drinker Biddle & Reath LLP (with respect to the Internet Tollkeeper Fund). Accession No. 0000950109-99-004208.)

     (i)(10). Opinion of Drinker Biddle & Reath LLP (with respect to the Large Cap Value Fund). (Accession No. 0000950130-99-006810).

     (j).      None.

     (k).      Not applicable.

     (l).      Not applicable.

     (m)(1). Class A Distribution and Service Plan amended and restated as of September 1, 1998. (Accession No. 0000950130-98-004845.)

     (m)(2). Class B Distribution and Service Plan amended and restated as of September 1, 1998. (Accession No. 0000950130-98-004845.)

     (m)(3). Class C Distribution and Service Plan amended and restated as of September 1, 1998. (Accession No. 0000950130-98-004845.)

     (m)(4). Cash Management Shares Plan of Distribution pursuant to Rule 12b-1 dated May 1, 1998. (Accession No. 0000950130-98-006081.)

     (n).      None.

     (o). Plan dated October 26, 1999 entered into by Registrant pursuant to Rule 18f-3. (Accession No. 0000950130-99-006810).

     (p)(1). Powers of Attorney of Messrs. Bakhru, Ford, Grip, Shuch, Smart, Springer, Strubel, McNulty, Mosior, Gilman, Perlowski, Richman, Surloff, Mmes. MacPherson, Mucker and Taylor. (Accession No. 0000950130-97-000805.)

     (p)(2). Powers of Attorney dated October 21, 1997 on behalf of James A. Fitzpatrick and Valerie A. Zondorak. (Accession No. 0000950130-98-000676.)

The following exhibits relating to Goldman Sachs Trust are filed herewith electronically pursuant to EDGAR rules:

     (a)(14) Amendment No. 13 dated February 3, 2000 to Agreement and Declaration of Trust, as amended, dated January 28, 1997.

     (d)(12) Amended Annex A dated February 3, 2000 to Management Agreement dated April 30, 1997.

     (e)(1) Distribution Agreement dated April 30, 1997 as amended February 3, 2000 between Registrant and Goldman, Sachs & Co.

     (g)(23) Fee schedule dated January 12, 2000 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (CORE Tax-Managed Equity Fund).

     (g)(24) Fee schedule dated January 6, 2000 relating to Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (High Yield Municipal Fund).

     (g)(25) Additional Portfolio Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company.

     (g)(26) Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated December 27, 1978.

     (g)(27) Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated April 6, 1990.

    (g)(28) Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated July 15, 1991.

    (i)(11) Opinion of Drinker Biddle & Reath LLP (with respect to FST Select Shares) .

    (j)        Consent of Independent Auditors.

    (j)(1)     Consent of Independent Auditors.

Item 24. Persons Controlled by or Under Common Control with  Registrant.
         ---------------------------------------------------------------

Not Applicable.

Item 25. Indemnification
         ---------------

Article IV of the Declaration of Trust of Goldman Sachs Trust, Delaware business trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a)(1).

The Management Agreement with each of the Funds (other than the ILA Portfolios) provides that the applicable Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations or duties under the Management Agreement. Section 7 of the Management Agreement with respect to the ILA Portfolios provides that the ILA Portfolios will indemnify the Adviser against certain liabilities; provided, however, that such indemnification does not apply to any loss by reason of its willful misfeasance, bad faith or gross negligence or the Adviser's reckless disregard of its obligation under the Management Agreement. The Management Agreements are incorporated by reference to Exhibits (d)(1) through (d)(7);

Section 9 of the Distribution Agreement between the Registrant and Goldman Sachs dated April 30, 1997, as amended February 3, 2000 and Section 7 of the Transfer Agency Agreements between the Registrant and Goldman, Sachs & Co. dated July 15, 1991, May 1, 1988, April 30, 1997 and April 6, 1990 each provide that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities. A copy of the Distribution Agreement is included herewith as Exhibit (e)(1). The Transfer Agency Agreements are incorporated by reference as Exhibits (h)(3),
(h)(8), (h)(10) and (h)(11), respectively, to the Registrant's Registration Statement.

Mutual fund and Trustees and officers liability policies purchased jointly by the Registrant, Trust for Credit Unions, Goldman Sachs Variable Insurance Trust and The Commerce Funds insure such persons and their respective trustees, partners, officers and employees, subject to the policies' coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26.  Business and Other Connections of Investment Adviser.
          ----------------------------------------------------

The business and other connections of the officers and Managing Directors of Goldman, Sachs & Co., Goldman Sachs Funds Management, L.P., and Goldman Sachs Asset Management International are listed on their respective Forms ADV as currently filed with the Commission (File Nos. 801-16048, 801-37591 and 801-38157, respectively) the texts of which are hereby incorporated by reference.

Item 27. Principal Underwriters.
         ----------------------

(a) Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as investment adviser and distributor of the units of Trust for Credit Unions, for shares of Goldman Sachs Trust and for shares of Goldman Sachs Variable Insurance Trust. Goldman, Sachs & Co., or a division thereof currently serves as administrator and distributor of the units or shares of The Commerce Funds.

(b) Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant's principal underwriter, who are members of Goldman, Sachs & Co.'s Management Committee. None of the members of the management committee holds a position or office with the Registrant, except John
P. McNulty who is a trustee of the Registrant.

GOLDMAN SACHS MANAGEMENT COMMITTEE

Name and Principal
Business Address                                Position
-------------------                             --------

Henry M. Paulson, Jr. (1)                       Chairman and Chief
                                                Executive Officer

Robert J. Hurst (1)                             Vice Chairman

John A. Thain (1)(3)                            President and Co-Chief
                                                Operating Officer

John L. Thornton (3)                            President and Co-Chief
                                                Operating Officer

Lloyd C. Blankfein (1)                          Managing Director

Richard A. Friedman (1)                         Managing Director

Steven M. Heller (1)                            Managing Director

Robert S. Kaplan (1)                            Managing Director

Robert J. Katz (1)                              Managing Director

John P. McNulty (2)                             Managing Director

Michael P. Mortara (1)                          Managing Director

Daniel M. Neidich (1)                           Managing Director

Robin Neustein (2)                              Managing Director

Mark Schwartz (4)                               Managing Director

Robert K. Steel (2)                             Managing Director

Leslie C. Tortora (2)                           Managing Director

Patrick J. Ward (3)                             Managing Director

Gregory K. Palm (1)                             Counsel and Managing Director

 _______________________

 (1) 85 Broad Street, New York, NY 10004
 (2) One New York Plaza, New York, NY 10004
 (3) Peterborough Court, 133 Fleet Street, London EC4A 2BB, England
 (4) ARK Mori Building, 12-32 Akasaka I-Chome Minato-KY,
     Tokyo 107-6019, Japan

(c) Not Applicable.

Item 28.  Location of Accounts and Records.
          --------------------------------

The Declaration of Trust, By-laws and minute books of the Registrant and certain investment adviser records are in the physical possession of Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105 except for certain transfer agency records which are maintained by Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

Item 29. Management Services
         -------------------

Not applicable.

Item 30. Undertakings
         ------------

Not applicable.

SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 62 pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 62 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 17th day of February, 2000.


GOLDMAN SACHS TRUST
(A Delaware business trust)


By: /s/Michael J. Richman
    ---------------------
    Michael J. Richman
    Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Name                              Title                    Date
----                              -----                    ----
*Douglas C. Grip                President and
 ----------------               Trustee                    February 17, 2000
 Douglas C. Grip

*John M. Perlowski              Principal Accounting
 ------------------             Officer and Principal
 John M. Perlowski              Financial Officer          February 17, 2000


*David B. Ford                  Trustee                    February 17, 2000
 --------------
 David B. Ford

*Mary Patterson McPherson       Trustee                    February 17, 2000
 -------------------------
 Mary Patterson McPherson

*Ashok N. Bakhru                Chairman and Trustee       February 17, 2000
 ----------------
 Ashok N. Bakhru

*Alan A. Shuch                  Trustee                    February 17, 2000
 --------------
 Alan A. Shuch

*Jackson W. Smart               Trustee                    February 17, 2000
 -----------------
 Jackson W. Smart, Jr.

*John P. McNulty                Trustee                    February 17, 2000
 ----------------
 John P. McNulty

*William H. Springer            Trustee                    February 17, 2000
 --------------------
 William H. Springer

*Richard P. Strubel             Trustee                    February 17, 2000
 -------------------
 Richard P. Strubel

*By:/s/ Michael J. Richman
    -----------------------
    Michael J. Richman,
    Attorney-In-Fact

*  Pursuant to a power of attorney previously filed.

                                 Exhibit Index
                                 -------------

     (a)(14) Amendment No. 13 dated February 3, 2000 to Agreement and Declaration of Trust, as amended, dated January 28, 1997.

     (d)(12) Amended Annex A dated February 3, 2000 to Management Agreement dated April 30, 1997.

     (e)(1) Distribution Agreement dated April 30, 1997 as amended February 3, 2000 between Registrant and Goldman, Sachs & Co.

     (g)(23) Fee schedule dated January 12, 2000 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (CORE Tax-Managed Equity Fund).

     (g)(24) Fee schedule dated January 6, 2000 relating to Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (High Yield Municipal Fund).

     (g)(25) Additional Portfolio Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company.

     (g)(26) Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated December 27, 1978.

     (g)(27) Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated April 6, 1990.

     (g)(28) Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated July 15, 1991.

     (i)(11) Opinion of Drinker Biddle & Reath LLP (with respect to FST Select Shares).

     (j)       Consent of Independent Auditors.

     (j)(1)    Consent of Independent Auditors.